REGISTRATION FILE NO. 333-72596
                                                                       811-04234
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   | |
                          PRE-EFFECTIVE AMENDMENT NO.                |_|
                        POST-EFFECTIVE AMENDMENT NO. 10              |X|

                                     AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                        | |

                               AMENDMENT NO. 29                      |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                         MONY AMERICA VARIABLE ACCOUNT L
                           (EXACT NAME OF REGISTRANT)

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                               (NAME OF DEPOSITOR)


              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including Area Code: 212-554-1234

                            -------------------------

                                   Dodie Kent
                   Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                            -------------------------

                  Please send copies of all communications to:
                              Christopher E. Palmer
                              Goodwin Procter, LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

It is proposed that this filing will become effective (check appropriate box)

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485.

     |X|  on April 30, 2008 pursuant to paragraph (b) of Rule 485.

     |_|  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     |_|  on              pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

             TITLE OF SECURITIES BEING REGISTERED: Units of interest in a separate account under flexible premium variable life insurance policies.

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MONY America Variable Account L

Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2008


Issued by

MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

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The Policy described in this prospectus is currently not offered for sale. This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company of America ("we," "us," "our," or the "Company"). This prospectus provides a description of all material provisions of the Policy. The Policy provides life insurance protection and premium flexibility.


We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:


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AIM Variable Insurance Funds -- Series I Shares
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o AIM V.I. Financial Services Fund        o AIM V.I. Technology Fund
o AIM V.I. Global Health Care Fund
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AXA Premier VIP Trust -- Class A Shares
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o Multimanager High Yield Portfolio
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AXA Premier VIP Trust -- Class B Shares
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o AXA Aggressive Allocation Portfolio     o AXA Moderate Allocation Portfolio
o AXA Conservative Allocation Portfolio   o AXA Moderate-Plus Allocation
o AXA Conservative-Plus Allocation          Portfolio
  Portfolio                               o Multimanager Small Cap Growth Port-
                                            folio
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EQ Advisors Trust -- Class IA Shares
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o EQ/AllianceBernstein Small Cap          o EQ/Lord Abbett Mid Cap Value
  Growth Portfolio                          Portfolio
o EQ/AllianceBernstein Value Portfolio    o EQ/Money Market Portfolio
o EQ/FI Mid Cap Portfolio                 o EQ/Van Kampen Emerging Markets
o EQ/Government Securities Portfolio        Equity Portfolio
o EQ/JPMorgan Core Bond Portfolio         o EQ/Van Kampen Mid Cap Growth Port-
o EQ/Long Term Bond Portfolio               folio
o EQ/Lord Abbett Growth and Income        o EQ/Van Kampen Real Estate Portfolio
  Portfolio
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EQ Advisors Trust -- Class IB Shares
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o All Asset Allocation Portfolio          o EQ/Montag & Caldwell Growth
o EQ/Boston Advisors Equity Income          Portfolio
  Portfolio                               o EQ/PIMCO Real Return Portfolio
o EQ/Calvert Socially Responsible         o EQ/UBS Growth and Income Portfolio
  Portfolio
o EQ/GAMCO Small Company Value
  Portfolio
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Franklin Templeton Variable Insurance Products Trust -- Class 2 Shares
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o Franklin Income Securities Fund
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Janus Aspen Series -- Service Shares
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o Forty Portfolio                         o International Growth Portfolio
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MFS(R) Variable Insurance Trust(SM) -- Initial Class Shares
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o  MFS(R) Utilities Series
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PIMCO Variable Insurance Trust -- Administrative Class Shares
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o Global Bond Portfolio (Unhedged)        o StocksPLUS Growth and Income
                                          Portfolio

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The Universal Institutional Funds, Inc. -- Class I Shares
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o Global Value Equity Portfolio



You bear the investment risk if you allocate your premium payments to the variable account.


If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at the rate of at least 4.0% annually. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy's value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

This prospectus is used with current Owners only. You should note that the features, charges and investment options under the Policy may vary depending on the state where you reside and/or the date on which you purchased the Policy. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Policy.



The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          x01949

                                                                       MLA-VUL02

Table of contents

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1.  BENEFITS AND RISKS SUMMARY                                               1
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Policy benefits                                                              1
Policy risks                                                                 2
Portfolio risks                                                              3
Fee tables                                                                   4


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2.  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                          12
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MONY Life Insurance Company of America                                      12
How to reach us                                                             12
MONY America Variable Account L                                             12
Changes to the Variable Account                                             12


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3.  THE PORTFOLIOS                                                          14
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Your right to vote portfolio shares                                         17
Disregard of voting instructions                                            17


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4.  THE GUARANTEED INTEREST ACCOUNT                                         18
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5.  THE POLICY                                                              19
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Applying for a Policy                                                       19
Temporary insurance coverage                                                19
Backdating                                                                  19
Owner                                                                       19
Canceling the Policy                                                        19


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6.  PREMIUMS                                                                20
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General                                                                     20
Initial premium                                                             20
Tax-free "Section 1035" exchanges                                           20
Scheduled premiums                                                          20
Electronic payments                                                         21
Unscheduled premiums                                                        21
Repayment of outstanding debt                                               21
Allocating premiums                                                         21


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7.  HOW YOUR FUND VALUE VARIES                                              22
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Fund Value                                                                  22
Cash Value                                                                  22
Subaccount Values                                                           22
Subaccount Unit Value                                                       22
Guaranteed Interest Account Value                                           22

i  Table of contents

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8.  TRANSFERS                                                               23
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Disruptive transfer activity                                                23


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9.  DEATH BENEFITS                                                          25
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Amount of Death Benefit proceeds payable                                    25
Death Benefit options                                                       25
Changing Death Benefit options                                              26
Changing the Specified Amount                                               26
Increases                                                                   26
Decreases                                                                   26


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10.  OTHER OPTIONAL INSURANCE BENEFITS                                      28
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Term Life Term Rider                                                        28
Additional Term Life Insurance Rider                                        28
Enhanced Maturity Extension Rider                                           28
Maturity Extension Rider                                                    28
Spouse's Yearly Renewable Term Rider/Other Insured Term Rider               28
Accidental Death and Dismemberment Rider                                    28
Purchase Option Rider                                                       28
Waiver of Monthly Deduction Rider                                           28
Waiver of Specified Premiums Rider                                          28
Accelerated Death Benefit Rider                                             29
Children's Term Life Insurance Rider                                        29


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11.  BENEFITS AT MATURITY                                                   30
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12.  ACCESSING YOUR MONEY                                                   31
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Surrenders                                                                  31
Partial surrenders                                                          31
Effect of partial surrenders on Fund Value and
     Death Benefit proceeds                                                 31
Loans                                                                       31
Effects of Policy loans                                                     32


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13.  TERMINATION                                                            33
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General                                                                     33
Special rules for first three Policy Years                                  33
Amounts you must pay to keep your Policy                                    33
Your Policy will remain in effect during the grace period                   33
Reinstatement                                                               33


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14.  PAYMENTS AND TELEPHONE/FAX/INTERNET
     TRANSACTIONS                                                           35
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Telephone/fax/Internet transactions                                         35


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15. CHARGES AND DEDUCTIONS                                                  36
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Deductions from premium payments                                            36
Deductions from the Variable Account                                        36
Deductions from Fund Value -- the Monthly Deduction                         37
Transaction charges                                                         38
Illustration projection report fee                                          38


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16.  TAX CONSIDERATIONS                                                     39
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Introduction                                                                39
Tax status of the Policy                                                    39
Tax treatment of Policy benefits                                            39
Our income taxes                                                            42


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17.  OTHER POLICY INFORMATION                                               43
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Policy illustrations                                                        43

Exchange privilege                                                          43
Assignment                                                                  43
Settlement options                                                          43
Misstatement of age or sex                                                  43
Suicide exclusion                                                           43
Incontestability                                                            43
Other changes to your Policy                                                43
Variations among policies                                                   43


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18.  ADDITIONAL INFORMATION                                                 44
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Distribution of the policies                                                44
Other information                                                           45
Legal proceedings                                                           45


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19.  FINANCIAL STATEMENTS                                                   46
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APPENDIX -- GLOSSARY                                                       A-1
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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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                                                           Table of contents  ii

1. Benefits and risks summary

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This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. Please consult your agent and refer to your Policy for details. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus.


POLICY BENEFITS


LIFE INSURANCE PROTECTION FOR YOUR BENEFICIARIES

o The Policy provides a means for you to accumulate life insurance that can pass free of federal and state income taxes to your Beneficiaries.

o We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are three decisions you must make about the death benefit. First, when you apply for your Policy, you must decide how much life insurance coverage (the Specified Amount) you need on the Insured's life. Second, you must choose a Death Benefit option. Finally, you must decide which death benefit compliance test you would like -- the Cash Value Accumulation Test (this test generally will not limit the amount you pay into the Policy), or the Guideline Premium/Cash Value Corridor Test (this test generally results in a greater Death Benefit amount).

o We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured's death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured's death plus Fund Value on the date of the Insured's death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage.

o You may change the Specified Amount and the Death Benefit Option that you selected, subject to limitations described in the Policy. Changing the Specified Amount or the Death Benefit Option may have tax consequences.

o During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See "Termination."


CASH BENEFITS

o You may borrow against your Policy for up to 90% of your Policy's Cash Value less any accrued loan interest due on the next Policy Anniversary. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

o You may request a partial surrender at any time before the maturity date. Partial surrenders must be for at least $500. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

o While the Insured is alive, you can surrender your Policy at any time for its Cash Value. However, if you surrender your Policy within 30 days of a policy anniversary, we will calculate the Cash Value in the Guaranteed Interest Account so that it will not be less than your Cash Value in the Guaranteed Interest Account on that policy anniversary, as adjusted for transactions since that policy anniversary. A surrender charge may apply. A surrender may have tax consequences.

o If the Insured is alive on the maturity date, we will pay the Cash Value to the Owner unless you elected to defer the maturity date under the provisions of the Maturity Extension Rider or the Enhanced Maturity Extension Rider.

o You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our settlement options.

VARIETY OF INVESTMENT OPTIONS

o You may allocate your net premiums (your premium payment less the deductions we take) among the Subaccounts and the Guaranteed Interest Account.

o The Subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the Subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the Subaccount invested.

o The Guaranteed Interest Account is part of our General Account. We will credit interest of at least 4.0% annually on amounts invested in the Guarantee Interest Account.

o As your needs or financial goals change, you can change your investment mix. You may transfer Fund Value among any of the Subaccounts or between the Subaccounts and the Guaranteed Interest Account within limits, as described later in this prospectus, while continuing to defer current income taxes.

o The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA


1  Benefits and risks summary

   Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.



DOLLAR-COST AVERAGING

o Under our dollar-cost averaging program, you may transfer Policy Values on a monthly or quarterly basis from any investment option to any other investment option through written request or other method acceptable to us. By investing the same amount on a regular basis, you do not have to worry about timing the market. This strategy, however, does not guarantee that any Fund will gain in value, and does not protect against a decline in value if market prices fall.


PORTFOLIO REBALANCING

o Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program does not guarantee an investment gain or protect against an investment loss.


SUPPLEMENTAL INSURANCE BENEFITS

o You may add additional insurance and other benefits to your Policy by rider. Please see "Other optional insurance benefits" for a description of the other optional benefits that we offer.


POLICY RISKS


POSSIBLE ADVERSE TAX CONSEQUENCES

o In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test.

o Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxed as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain partial or full surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy. Please see "Tax considerations" for further tax information.


POLICY TERMINATION

o If the value of your Policy can no longer cover the Policy's monthly charges and any loan interest due, your Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your Cash Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.


PARTIAL SURRENDER LIMITATIONS

o The minimum partial surrender amount is $500 (plus the applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount in your Policy, and will reduce the Fund Value of your Policy. Federal income taxes and a penalty tax may apply to partial surrenders.


EFFECTS OF POLICY LOANS

o A Policy loan, whether or not repaid, will affect your Policy's Fund Value over time because we transfer the amount of the loan from the Subaccounts and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

o A Policy loan also reduces Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Cash Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.


POLICY IS SUITED ONLY FOR LONG-TERM PROTECTION

o We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part


                                                   Benefits and risks summary  2
   of your Fund Value in the near future. Please note, if you surrender your Policy in the early Policy Years, the surrender charge may be significant.


PORTFOLIO RISKS

The value of your Policy is tied to the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of your Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Fund Value, if investment results are too low, the Cash Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Fund Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the death benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.


3  Benefits and risks summary

FEE TABLES

The following tables describe the fees and expenses an Owner may pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you may pay when buying the Policy, paying premiums, surrendering or taking a partial surrender from the Policy, transferring Fund Value between the Subaccounts and the Guaranteed Interest Account, or taking a loan.

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                                                         Transaction Fees
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                                                                                          Amount Deducted
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Charge                            When Charge is Deducted           Guaranteed Charge                 Current Charge
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Sales Charge Imposed on           Upon receipt of each premium      4.00% of premiums paid            4.00% of premiums paid
Premiums(1)                       payment
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Premium Tax Charge(2)             Upon receipt of each premium      2.25% of premiums paid            2.25% of premiums paid
                                  payment
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DAC Charge(3)                     Upon receipt of each premium      1.25% of premiums paid            1.25% of premiums paid 3
                                  payment

Surrender Charge(4)               Upon surrender of the Policy

  o  Minimum and Maximum                                            $2.88 to $51.20 per $1,000        $2.88 to $51.20 per $1,000
     Charge(5)                                                      Specified Amount of Fund Value    Specified Amount of Fund Value
                                                                    surrendered                       surrendered

  o  Charge for a 35 year old                                       $5.80 per $1,000 Specified         $5.80 per $1,000 Specified
     male, preferred,                                               Amount of Fund Value               Amount of Fund Value
     non-smoker, Specified                                          surrendered                        surrendered
     Amount of $250,000, 0
     years after Policy issue,
     non-qualified plan
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Partial Surrender Fee             Upon a partial surrender of the   $ 10                               $ 10
                                  Policy
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Transfer Fee                      Upon transfer of Fund Value       $25 for each transfer of Fund      We currently do not assess
                                                                    Value                              this charge
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(1) The sales charge varies by Policy Year and Specified Amount, and varies from 0.5% to 4.0% of each premium paid. Different rules apply in New Jersey: the sales charge is 4% for all Policy years where the Specified Amount in force is less than $500,000 and 2% for all Policy years when the Specified Amount plus any term life insurance in force is $500,000 or more.

(2) We reserve the right to increase or decrease the current or maximum charge for taxes resulting from a change in tax law or from any change in the relevant tax cost to us.

(3) The DAC charge is used to cover our estimated cost of federal income tax treatment of deferred acquisition costs. We do not assess this charge if you purchased the Policy in con nection with an individual qualified plan or in other situations where the premiums received are not subject to the relevant tax provisions.

(4) The surrender charge varies based on the Insured's issue age, gender, smoking status, risk class, and number of years since Policy issue or any increases in Specified Amount. The surrender charge grades to zero over 15 years for Insureds with an issue age of less than 75 (and over 10 years for Insureds with an issue age over 75). The surrender charge shown may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the surrender charge that applies to your Policy. You may obtain more information about your surrender charge from your agent or by contacting us at the address noted on the cover page of this prospectus.

(5) The minimum guaranteed and current surrender charge is based on an Insured with the following characteristics: female, issue age 0, surrendering in Policy year 1; the maximum guaranteed and current surrender charge is based on an Insured with the following characteristics: male, standard, non-smoker, age 85, surrendering in Policy year 1.

                                                    Benefits and risks summary 4

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

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                                 Periodic Charges Other Than Portfolio Operating Expenses
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                                                                                          Amount Deducted
                                                                    ----------------------------------------------------------------
Charge                           When Charge is Deducted            Guaranteed Charge                  Current Charge
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Cost of Insurance Charge(6)      On Policy Date and each Monthly
                                 Anniversary Day
  o  Minimum and Maximum                                            $0.06 to $83.33 per $1,000 of    $0.01 to $21.27 per $1,000 of
     Charge(7)                                                      amount at risk                   amount at risk

  o  Charge for a 35 year old                                       $0.14 per $1,000 of amount       $0.07 per $1,000 of amount
     male, preferred,                                               at risk                          at risk
     non-smoker, Specified
     Amount of $250,000, 0
     years after Policy issue,
     non-qualified plan
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Administrative Charge            On Policy Date and each Monthly    $  5                             $  5
                                 Anniversary Day

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Per $1,000 of Specified          On Policy Date and each Monthly
Amount Charge(8)                 Anniversary Day during first 10
                                 Policy Years and for 10 years
                                 following an increase in
                                 Specified Amount

  o  Minimum and Maximum                                            $0.07 to $0.28 per $1,000        $0.07 to $0.28 per $1,000
     Charge(9)                                                      Specified Amount                 Specified Amount

  o  Charge for a 35 year old                                       $0.08 per $1,000 Specified       $0.08 per $ 1,000 Specified
     male, preferred                                                Amount                           Amount
     non-smoker, Specified
     Amount of $250,000, 0
     years after Policy issue,
     and non-qualified plan
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Mortality and Expense Risk       Daily                              0.001% (0.35% annually) of       0.001% (0.35% annually) of
Charge                                                              Fund Value in each Subaccount    Fund Value in each Subaccount
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Loan Interest Spread(10)         On each policy anniversary after  0.75% of Fund Value in the Loan   0.75% of Fund Value in the Loan
                                 a loan is taken, or upon death,   Account for Policy years 1-10     Account for Policy years 1-10
                                 surrender, or lapse, if earlier   (0.25% in Policy years 11+)       (0.25% in Policy years 11+)
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(6) The cost of insurance charge, the cost of insurance charge for the Term Life Term Rider, and the cost of insurance charge for the Additional Term Life Insurance Rider vary based on the Insured's issue age (or age on date of increase), gender, risk class and the duration of the Policy, and the Specified Amount. The cost of insurance charge shown the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the guaranteed cost of insurance charge that applies to your Policy. You may obtain more information about your cost of insurance charge from your agent or by contacting us at the address noted on the cover page of this prospectus.

(7) The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, smoker, standard, issue age 4, and 0 years since Policy issue; the minimum current cost of insurance charge assumes an Insured with the following characteristics: female, non-smoker, preferred, Specified Amount less than $250,000, issue age 3, and 0 years since Policy issue; the maximum guaranteed cost of insurance charge is based on all Insureds attained age 99; the maximum current cost of insurance charge assumes an Insured with the following characteristics: male, smoker, standard, Specified Amount less than $250,000, issue age 85, and 14 years since Policy issue.

(8) The $1,000 Specified Amount charge varies based on the Insured's issue age (or age on date of increase) gender, risk class, and Specified Amount. The Per $1,000 of Specified Amount Charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the per $1,000 Specified Amount charge that applies to your Policy. You may obtain more information about your per $1,000 Specified Amount charge from your agent or by contacting us at the address noted on the cover page of this prospectus.

(9) The minimum guaranteed and current charge per $1,000 Specified Amount assumes an Insured at age 0 at the time of Policy issue; the maximum guaranteed and current charge per $1,000 Specified Amount assumes an Insured at age 85 at the time of Policy issue with a Specified Amount of less than $500,000.

(10) The loan interest spread is the difference between the amount of interest we charge you on loans and the amount of interest we credit to amounts held in the Loan Account to secure your loans. We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 5.0% for Policy years 1-20 (5.25% for Policy years 1-10 for Policies issued before January 6, 2003) and an effective annual rate of 4.25% for Policy years 21 and later (4.75% for Policy years 11 and after for Policies issued before January 6, 2003). We guarantee that the minimum interest we credit to the Loan Account to secure your loans will be at least equal to an effective annual rate of 4.0% (4.5% for Policies issued before January 6,
     2003)


5 Benefits and risks summary

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                                                          Optional Rider Charges
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                                                                                          Amount Deducted
                                                                    ----------------------------------------------------------------
Rider                            When Charge is Deducted            Guaranteed Charge                    Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge for     On date of issuance of rider and
Term Life Term Rider(6)          each Monthly Anniversary Day
                                                                    $0.08 to $10.45 per $1,000 of   $0.04 to $6.59 per $1,000 of
  o  Minimum and Maximum                                            term insurance                  term insurance
     Charge(11)

  o  Charge for a 35 year old                                       $0.14 per $1,000 of term        $0.07 per $1,000 of term
     male, preferred,                                               insurance                       insurance
     non-smoker, Specified
     Amount of $250,000, 0
     years since Policy issue,
     non-qualified plan
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Charge for     On issuance of rider and each
Additional Term Life Insurance   Monthly Anniversary Day
Rider 6

  o  Minimum and Maximum                                            $0.08 to $83.33 per $1,000 of   $0.01 to $23.63 per $1,000 of
     Charge(12)                                                     term insurance                  term insurance

  o  Charge for a 35 year old                                       $0.14 per $1,000 of term        $0.04 per $1,000 of term
     male, non-smoker, 0                                            insurance                       insurance
     years from the issue date
     of the Rider
-----------------------------------------------------------------------------------------------------------------------------------
Enhanced Maturity Extension      On issuance of rider, and each     $0.01 per $1,000 Specified      $0.01 per $ 1,000 Specified
Rider                            Monthly Anniversary Day            Amount plus term insurance      Amount plus term insurance
-----------------------------------------------------------------------------------------------------------------------------------
Maturity Extension Rider         No charge                                        --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Spouse's Yearly Renewable        On issuance of rider and each
Term Rider/Other Insured Term    Monthly Anniversary Day
Rider(13)

  o  Minimum and Maximum                                            $0.07 to $6.60 per $1,000 of    $0.07 to $6.60 per $1,000 of
     Charge(14)                                                     term insurance                  term insurance

  o  Charge for a 35 year old                                       $0.12 per $1,000 of term        $0.12 per $1,000 of term
     female, non smoker,                                            insurance                       insurance
     preferred, Specified
     Amount in force of
     $250,000, 0 years from
     the issue date of the
     Rider
------------------------------------------------------------------------------------------------------------------------------------

                                                    Benefits and risks summary 6

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Optional Rider Charges (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Amount Deducted
                                                                      -------------------------------------------------------------
Rider                            When Charge is Deducted               Guaranteed Charge                  Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death and             On issuance of rider and on each
Dismemberment Rider(15)          Monthly Anniversary Day until the
                                 policy anniversary following the
                                 70th birthday of the Insured. For
                                 issue ages under 5, charges
                                 commence with the policy
                                 anniversary following the 5th
                                 birthday.

  o  Minimum and Maximum                                              $0 to $0.17 per $1,000 of      $0 to $0.17 per $1,000 of
     Charge(16)                                                       accidental death and           accidental death and
                                                                      dismemberment insurance        dismemberment insurance

  o  Charge for a 35 year old                                         $0.09 per $1,000 of accidental $0.09 per $1,000 of accidental
                                                                      death and dismemberment        death and dismemberment
                                                                      insurance                      insurance
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Option Rider(15)        On issuance of rider and on each
                                 Monthly Anniversary Day until the
                                 policy anniversary following the
                                 49th birthday of the Insured

  o  Minimum and Maximum                                              $0.05 to $0.36 of purchase     $0.05 to $0.36 of purchase
     Charge(17)                                                       option insurance               option insurance

  o  Charge for a 35 year old                                         $0.25 per $1,000 of purchase   $0.25 per $1,000 of purchase
                                                                      option insurance               option insurance
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction      On issuance of rider and on each
Rider(18)                        Monthly Anniversary Day until the
                                 policy anniversary following the
                                 65th anniversary birthday of the
                                 Insured. For issue ages under 5,
                                 charges commence with the policy
                                 anniversary following the Insured's
                                 5th birthday

  o  Minimum and Maximum                                              $0 to $0.29 per $1,000 of      $0 to $0.29 per $1,000 of
     Charge(19)                                                       Specified Amount plus Term     Specified Amount plus Term
                                                                      Insurance                      Insurance

  o  Charge for a 35 year old                                         $0.01 per $1,000 of            $0.01 per $1,000 of
     male, non-smoker,                                                Specified Amount plus          Specified Amount plus Term
     preferred, Specified                                             Term Insurance                 Insurance
     Amount of $250,000, and
     0 years from the issue
     date of the rider
-----------------------------------------------------------------------------------------------------------------------------------

7 Benefits and risks summary

------------------------------------------------------------------------------------------------------------------------------------
                                                          Optional Rider Charges (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Amount Deducted
                                                                       -------------------------------------------------------------
Rider                            When Charge is Deducted                Guaranteed Charge                  Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified Premiums      On issuance of rider and on each
Rider(18)                         Monthly Anniversary Day until the
                                  policy anniversary following the
                                  65th anniversary birthday of the
                                  Insured. For issue ages under 5,
                                  charges commence with the policy
                                  anniversary following the Insured's
                                  5th birthday
                                                                       $0 to $0.77 per $10 of          $0 to $0.77 per $10 of
  o  Minimum and Maximum                                               Specified Amount                Specified Amount
     Charge(20)

  o  Charge for a 35 year old                                          $0.06 per $10 of Specified      $0.06 per $10 of Specified
     male, non-smoker,                                                 Amount                          Amount
     preferred, Specified
     Amount of $250,000, 0
     years from the issue date
     of the rider
------------------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit         No charge                                      --                               --
Rider
------------------------------------------------------------------------------------------------------------------------------------
Children's Term Life Insurance    On issuance of the rider and on
Rider(21)                         each Monthly Anniversary Day until
                                  the policy anniversary following the
                                  Insured's 65th birthday

  o  Minimum and Maximum                                               $0.48 to $0.49 per $1,000 of    $0.48 to $0.49 per $1,000 of
     Charge(22)                                                        insurance coverage              insurance coverage

  o  Charge for a 35 year old                                          $0.48 per $1,000 of insurance   $0.48 per $1,000 of insurance
     male, non-smoker,                                                 coverage                        coverage
     preferred, Specified
     Amount of $250,000, no
     Waiver of Monthly
     Deduction Rider attached
     to the Policy, and 0 years
     since the issue date of
     the rider
------------------------------------------------------------------------------------------------------------------------------------

(11) The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of rider, and minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 20, 0 years since issue of rider, and minimum Specified Amount of $100,000; the maximum guaranteed charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 79, and minimum Specified Amount of $100,000; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 60, 19 years since issue of rider, and minimum Specified Amount of $100,000.

(12) The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of the rider, and minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 21, minimum Specified Amount of $100,000, and 0 years since issue of the rider; the maximum guaranteed charge for this rider is based on all Insureds at age 99; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 85, minimum Specified Amount of $100,000, and 15 years since issue of the rider.

(13) The Spouse's Yearly Renewable Term Rider charge varies based on the spouse's gender, age, smoking status, and duration of the Policy. The Spouse's Yearly Renewable Term Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Spouse's Yearly Renewable Term Rider charge that applies to your Policy. You may obtain more information about your Spouse's Yearly Renewable Term Rider charge from your agent or by contacting us at the address noted on the cover page of the prospectus.

(14) The minimum guaranteed and current charge for this rider assumes an Insured with the following characteristics: female, issue age 18, non-smoker, and 0 years since the issue of the rider; the maximum guaranteed and current charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 70, and 0 years since the issue of the rider.

(15) The Accidental Death and Dismemberment Rider and Purchase Option Rider charges vary based on the age of the Insured. The Rider charges shown in the table may not be rep resentative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charges that apply to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.

(16) The minimum guaranteed and current charge for this rider assumes an Insured attained ages 0-4; the maximum guaranteed and current charge for this rider assumes an Insured attained age 69.

                                                    Benefits and risks summary 8

(17) The minimum guaranteed and current charge for this rider assumes an Insured issue age 0; the maximum guaranteed and current charge for this rider assumes an Insured issue age 46.

(18) The Waiver of Monthly Deduction Rider and Waiver of Specified Premiums Rider vary based on the Insured's age, gender, and risk class. The Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.

(19) The minimum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes Insured attained ages 0-4; the maximum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes an Insured with the following characteristics: attained age 59, male, smoker.

(20) The minimum guaranteed and current charge for the Waiver of Specified Premiums Rider assumes an Insured attained age 0; the maximum guaranteed and current charge for the Waiver of Specified Premiums Rider assumes an Insured attained age 59.

(21) The Children's Term Life Insurance Rider varies based on the Insured's risk class. The Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.

(22) The minimum guaranteed and current charge for the Children's Term Life Insurance Rider assumes an Insured in the standard risk class and that a Waiver of Monthly Deduction Rider is not attached to the base Policy; the maximum guaranteed and current charge for the Children's Term Life Insurance Rider assumes an Insured in the standard risk class and that a Waiver of Monthly Deduction Rider is attached to the base Policy.


The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time you own the contract. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the subaccounts. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information about the fees and expenses described in this table see the portfolio prospectuses which accompany this Prospectus.



------------------------------------------------------------------------------------------------------------------------------------
                                      Total Annual Portfolio Operating Expenses
                              (expenses that are deducted from portfolio assets):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Minimum              Maximum
Total Annual Portfolio Operating Expenses (including management fees, distribution    ----------------------------------------------
and/or service or 12b-1 fees, and other expenses)                                             0.45%                1.57%



The following table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2007. You bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using.



                              ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2007
                                                   (AS A PERCENTAGE OF NET ASSETS)

                                                                                    Acquired      Total
                                                                                   Fund Fees     Annual
                                                           Distribu-                  and       Expenses    Fee Waiv-    Net Annual
                                                           tion and                Expenses      (Before   ers and/or     Expenses
                                                            Service                (Underly-     Expense     Expense       (After
                                                Manage-     (12b-1)      Other        ing        Limita-   Reimburse-     Expense
Portfolio Name                                ment Fees(1)  Fees(2)  Expenses(3)  Portfolios)(4)  tions)     ments(5)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds -- Series I Shares
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund(6)             0.75%          --         0.36%         --           1.11%        0.00%      1.11%
AIM V.I. Global Health Care Fund(6)             0.75%          --         0.32%       0.01%          1.08%       (0.01)%     1.07%
AIM V.I. Technology Fund(6)                     0.75%          --         0.35%       0.01%          1.11%        0.00%      1.11%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust -- Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Multimanager High Yield Portfolio               0.57%          --         0.19%         --           0.76%          --       0.76%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation Portfolio             0.10%        0.25%        0.17%       0.92%          1.44%       (0.17)%     1.27%
AXA Conservative Allocation Portfolio           0.10%        0.25%        0.21%       0.69%          1.25%       (0.21)%     1.04%
AXA Conservative-Plus Allocation Portfolio      0.10%        0.25%        0.19%       0.76%          1.30%       (0.19)%     1.11%
AXA Moderate Allocation Portfolio               0.10%        0.25%        0.17%       0.82%          1.34%       (0.17)%     1.17%
AXA Moderate-Plus Allocation Portfolio          0.10%        0.25%        0.17%       0.86%          1.38%       (0.17)%     1.21%
Multimanager Small Cap Growth Portfolio         1.05%        0.25%        0.27%         --           1.57%       (0.02)%     1.55%
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust -- Class IA Shares
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth Portfolio 0.74%          --         0.13%         --           0.87%          --       0.87%
EQ/AllianceBernstein Value Portfolio            0.59%          --         0.12%         --           0.71%       (0.01)%     0.70%
EQ/FI Mid Cap Portfolio                         0.68%          --         0.13%         --           0.81%       (0.06)%     0.75%
EQ/Government Securities Portfolio              0.50%          --         0.23%         --           0.73%        0.00%      0.73%
EQ/JPMorgan Core Bond Portfolio                 0.43%          --         0.13%         --           0.56%        0.00%      0.56%
EQ/Long Term Bond Portfolio                     0.40%          --         0.13%         --           0.53%        0.00%      0.53%
EQ/Lord Abbett Growth and Income Portfolio      0.65%          --         0.16%         --           0.81%       (0.06)%     0.75%
EQ/Lord Abbett Mid Cap Value Portfolio          0.70%          --         0.15%         --           0.85%       (0.05)%     0.80%
EQ/Money Market Portfolio                       0.32%          --         0.13%         --           0.45%          --       0.45%
EQ/Van Kampen Emerging Markets Equity Portfolio 1.11%          --         0.28%         --           1.39%        0.00%      1.39%
------------------------------------------------------------------------------------------------------------------------------------


9 Benefits and risks summary

    ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2007
                   (CONTINUED) (AS A PERCENTAGE OF NET ASSETS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Acquired      Total
                                                                                   Fund Fees     Annual
                                                           Distribu-                  and       Expenses    Fee Waiv-    Net Annual
                                                           tion and                Expenses      (Before   ers and/or     Expenses
                                                            Service                (Underly-     Expense     Expense       (After
                                                Manage-     (12b-1)      Other        ing        Limita-   Reimburse-     Expense
Portfolio Name                                ment Fees(1)  Fees(2)  Expenses(3) Portfolios)(4)   tions)     ments(5)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust -- Class IA Shares
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth Portfolio          0.70%          --        0.15%          --         0.85%      (0.05)%      0.80%
EQ/Van Kampen Real Estate Portfolio             0.90%          --        0.21%          --         1.11%      (0.10)%      1.01%
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust -- Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation Portfolio                  0.10%        0.25%       0.20%        0.84%        1.39%      (0.20)%      1.19%
EQ/Boston Advisors Equity Income Portfolio      0.75%        0.25%       0.14%          --         1.14%      (0.09)%      1.05%
EQ/Calvert Socially Responsible Portfolio       0.65%        0.25%       0.23%          --         1.13%      (0.08)%      1.05%
EQ/GAMCO Small Company Value Portfolio          0.76%        0.25%       0.12%          --         1.13%       0.00%       1.13%
EQ/Montag & Caldwell Growth Portfolio           0.75%        0.25%       0.15%          --         1.15%       0.00%       1.15%
EQ/PIMCO Real Return Portfolio                  0.55%        0.25%       0.14%          --         0.94%      (0.04)%      0.90%
EQ/UBS Growth and Income Portfolio              0.75%        0.25%       0.16%          --         1.16%      (0.11)%      1.05%
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products (VIP) -- Class 2 Shares
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                 0.45%        0.25%       0.02%          --         0.72%       0.00%       0.72%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series -- Service Shares
------------------------------------------------------------------------------------------------------------------------------------
Forty Portfolio(7)                              0.64%        0.25%       0.05%        0.01%        0.95%         --        0.95%
International Growth Portfolio                  0.64%        0.25%       0.06%          --         0.95%         --        0.95%
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM) -- Initial Class Shares
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                         0.75%          --        0.10%          --         0.85%      (0.03)%      0.82%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust -- Administrative Class Shares
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Portfolio (Unhedged)(8)             0.25%          --        0.65%          --         0.90%         --        0.90%
StocksPLUS Growth and Income Portfolio(9)       0.25%          --        0.25%          --         0.50%         --        0.50%
------------------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. -- Class I Shares
------------------------------------------------------------------------------------------------------------------------------------
Global Value Equity Portfolio                   0.67%          --        0.33%        0.01%        1.01%       0.00%       1.01%
------------------------------------------------------------------------------------------------------------------------------------


(1) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote 5 for any expense limitation agreement information.

(2) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the investment company Act of 1940. For the portfolios of AXA Premier VIP Trust and EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the policies.


(3) Other expenses shown are those incurred in 2007. The amounts shown as "Other expenses" will fluctuate from year to year depending on actual expenses. See footnote 5 for any expense limitation agreement.



(4) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.



(5) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each portfolio. The absence of an applicable expense limitation is indicated by a dash ("--"). That the expense limitation arrangement did not result in a fee waiver or reimbursement is indicated by "0.00%." AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits each affected portfolio's total annual expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. PIMCO has contractually agreed, for the current fiscal year (12/31), to reduce net annual portfolio expenses for the Global Bond Portfolio and the StocksPLUS Growth and Income Portfolio, respectively, to the extent such expenses would exceed, due to the payment of Trustee's fees, 0.90% and 0.65% of their respective average daily net assets. Under each of the respective Expenses Limitation Agreements, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. In addition, certain investment managers have voluntarily agreed to reduce their management fee and/or reimburse the portfolio so that total annual operating expenses of a portfolio (exclusive of investment-related expenses such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. These investment managers reserve the right to terminate any such waivers and/or reimbursements at any time without notice. In addition, certain investment managers have voluntarily agreed to reduce their management fee and/or reimburse the portfolio so that total annual operating expenses of a portfolio (exclusive of investment-related expenses such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. These investment managers reserve the right to terminate any such waivers and/or reimbursements at any time without notice. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expense would be as shown in the table below:


                                                   Benefits and risks summary 10

    -------------------------------------------------------
    Portfolio Name
    -------------------------------------------------------
    Multimanager Small Cap Growth Portfolio           1.35%
    -------------------------------------------------------
    EQ/AllianceBernstein Small Cap Growth Portfolio   0.86%
    -------------------------------------------------------
    EQ/AllianceBernstein Value Portfolio              0.62%
    -------------------------------------------------------
    EQ/Lord Abbett Growth and Income Portfolio        0.73%
    -------------------------------------------------------
    EQ/Lord Abbett Mid Cap Value Portfolio            0.79%
    -------------------------------------------------------
    EQ/Van Kampen Mid Cap Growth Portfolio            0.79%
    -------------------------------------------------------
    EQ/GAMCO Small Company Value Portfolio            1.10%
    -------------------------------------------------------
    EQ/Montag & Caldwell Growth Portfolio             1.13%
    -------------------------------------------------------
    EQ/UBS Growth and Income Portfolio                1.04%
    -------------------------------------------------------


(6) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least April 30, 2009.

    Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

    Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. Fee Waiver reflects this agreement. This waiver agreement is in effect through at least April 30, 2009.

(7) Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the secu rities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends of 0.02%, Other Expenses total 0.05%.

(8) "Other Expenses" reflect an administrative fee of 0.50% and a servicing fee of 0.15%.

(9) "Other Expenses" reflect an administrative fee of 0.10% and a servicing fee of 0.15%.


The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

We may offer other variable life insurance policies which also may invest in the same (or many of the same) Fund portfolios offered under the Policy. These policies may have different charges that could affect their subaccounts' performance, and they may offer different benefits.


11 Benefits and risks summary

2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------


MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


On July 8, 2004, AXA Financial, Inc. acquired of The MONY Group Inc., which was, prior to that date, the parent company of the Company. The process of integrating the business operations of the Company with those of AXA Financial was completed in 2005.


HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/fax/ Internet transactions" for effective dates for processing telephone, Internet and fax requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
For policy owner inquiries, write our Operations Center:
MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Our automated voice response system is normally available seven days a week, 24 hours a day at 1-800-487-6669. Customer service representatives are available weekdays from 9AM to 5PM, Eastern Time,

--------------------------------------------------------------------------------
 BY INTERNET:
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You may register for online account access at www.AXA-Equitable.com. Our Website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through AXA-Equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.



MONY AMERICA VARIABLE ACCOUNT L

We established MONY America Variable Account L as a separate account under Arizona law on February 15, 1985. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds.


The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Income, gains and losses, realized or unrealized, from assets allocated to the Variable Account and of each Subaccount are credited to or charged against the Variable Account and that Subaccount without regard to other income, gains or losses of the Company. We reserve the right to credit or charge a Subaccount in a different manner if required, or appropriate, by reason of a change in law. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned.



CHANGES TO THE VARIABLE ACCOUNT

We may add new Subaccounts that are not available under the Policy. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all


                              Who is MONY Life Insurance Company of America?  12
classes of Policies. No substitution may take place without prior notice to you and prior approval of the SEC and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

We may also, where permitted by law:

o   combine the Variable Account with any of our other separate accounts;

o   transfer assets of the Variable Account to another separate account;

o add new Subaccounts to, or remove existing Subaccounts from, the Variable Account;

o make Subaccounts (including new Subaccounts) available to such classes of Polices as we may determine;

o   add new Funds or remove existing Funds;

o   deregister the Variable Account under the 1940 Act; and

o operate the Variable Account under the direction of a committee or in any other form permitted by law.

We will notify you of any changes we make.

13  Who is MONY Life Insurance Company of America?

3. The Portfolios

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Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the Policy.


The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this policy, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Variety of investment options" under "Policy benefits" for more information about your role in managing your allocations.

The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and sub-advisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios. Also, please note that AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Investment Manager (or Sub-Adviser(s),
Portfolio Name                Objective                                                  as applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current         o Pacific Investment Management Company
                              income and capital appreciation                              LLC
                                                                                         o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                               o Eagle Asset Management, Inc.
 GROWTH                                                                                  o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                               The Portfolios 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Investment Manager (or Sub-Adviser(s),
Portfolio Name                Objective                                                     as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IA SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.                o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.                       o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks to achieve long-term growth of capital.                o Fidelity Management & Research
                                                                                              Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/GOVERNMENT SECURITIES       Seeks to maximize income and capital appreciation            o BlackRock Financial Management, Inc.
                               through investment in the highest credit quality debt
                               obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with mod-    o JPMorgan Investment Management Inc.
                               erate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation            o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of          o Lord, Abbett & Co. LLC
 INCOME                        income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                       o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve     o The Dreyfus Corporation
                               its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks to achieve long-term capital appreciation.             o Morgan Stanley Investment Management
 MARKETS EQUITY                                                                               Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Seeks to achieve capital growth.                             o Morgan Stanley Investment Management
 GROWTH                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      Seeks to provide above average current income and long-      o Morgan Stanley Investment Management
                               term capital appreciation.                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES
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ALL ASSET ALLOCATION           Seeks long-term capital appreciation and current income.     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Seeks to achieve a combination of growth and income to       o Boston Advisors, LLC
 INCOME                        achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPON-    Seeks to achieve long-term capital appreciation.             o Calvert Asset Management Company,
 SIBLE                                                                                        Inc.
                                                                                            o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Seeks to maximize capital appreciation.                      o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                       o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent with         o Pacific Investment Management
                               preservation of real capital and prudent investment man-       Company, LLC
                               agement.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME       Seeks to achieve total return through capital appreciation   o UBS Global Asset Management
                               with income as a secondary consideration.                      (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS -- SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. FINANCIAL SERVICES    Capital growth.                                              o Invesco Aim Advisors, Inc.
 FUND                                                                                         (subadvised by advisory entities
                                                                                              affiliated with Invesco Aim
                                                                                              Advisors, Inc.)
------------------------------------------------------------------------------------------------------------------------------------


15 The Portfolios

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                                                                                              Investment Manager (or Sub-Adviser(s),
Portfolio Name                Objective                                                       as applicable)
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS -- SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE     Capital growth.                                               o Invesco Aim Advisors, Inc.
 FUND                                                                                           (subadvised by advisory entities
                                                                                                affiliated with Invesco Aim
                                                                                                Advisors, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND        Capital growth.                                               o Invesco Aim Advisors, Inc.
                                                                                                (subadvised by advisory entities
                                                                                                affiliated with Invesco Aim
                                                                                                Advisors, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST --
CLASS 2 SHARES
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES      Seeks to maximize income while maintaining prospects          o Franklin Advisers, Inc.
 FUND                           for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES --
SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO                 Seeks long-term growth of capital.                            o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH            Seeks long-term growth of capital.                            o Janus Capital Management LLC
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM) -- INITIAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES         Seeks total return.                                           o Massachusetts Financial Services
                                                                                                Company
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE
TRUST -- ADMINISTRATIVE
CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO           Seeks to maximize total return, consistent with preserva-     o Pacific Investment Company LLC
 (UNHEDGED)                     tion of capital and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
STOCKSPLUS GROWTH AND           An enhanced S&P 500 index strategy that seeks total           o Pacific Investment Company LLC
 INCOME PORTFOLIO               return, which exceeds the return of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.-- CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL VALUE EQUITY             The Portfolio seeks long-term capital appreciation by        o Morgan Stanley Investment Management
 PORTFOLIO                      investing primarily in equity securities of issuers through-   Inc. (subadvised by Morgan Stanley
                                out the world, including U.S. issuers.                         Investment Management Limited)
------------------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Fund prospectus. The prospectuses for the Fund contain this and other important information about the portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Fund prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-487-6669.



                                                               The Portfolios 16

YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permitted to vote the shares of the Funds in our right.

We will determine the number of votes which you have the right to cast by dividing your Fund Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90 days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. One result of proportional voting is that a small number of policy owners may control the outcome of a vote. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.


DISREGARD OF VOTING INSTRUCTIONS

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.


17  The Portfolios

4. The Guaranteed Interest Account

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Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account.

Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate all or a portion of your net premiums and transfer Fund Value to our Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of its General Account.

We guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0107% compounded daily, for a minimum effective annual rate of 4.0%. However, in some states and/or if we issued your Policy before January 6, 2003, we guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0121% compounded daily, for a minimum effective annual rate of 4.5%. We may, in our sole discretion, declare current interest in excess of the 4.0% annual rate. We may declare excess interest based on such factors including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. We cannot predict or guarantee future excess interest rates.

Before the beginning of each calendar month, we will declare an interest rate. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. To obtain the rate, please contact your agent. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest may be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate may be declared for a new 12-month period. At the end of the renewal period, all monies will earn an interest rate which is declared monthly and applies for a one-month period. Any rate we declare in excess of the minimum interest rate may be changed or discontinued by us at anytime after it is declared, but such change or discontinuance will only affect the crediting of interest that accrues after the change or discontinuance.

We bear the full investment risk for Fund Value allocated to the Guaranteed Interest Account.


                                             The Guaranteed Interest Account  18

5. The Policy

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We designed the Policy to meet the needs of individuals as well as for corporations who provide coverage and benefits for key employees.


APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and then have your agent submit it to us at our Operations Center. After you have done this, it can sometimes take several weeks for us to gather and evaluate the information we need to decide whether to issue a Policy to you and if so, what the Insured's risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount before or at the time we deliver your Policy. (If you submit your initial premium with your application, we will place your premium in our General Account where it will earn interest at an effective annual rate of at least 4.0% -- in some states and/or if we issued your Policy before January 6, 2003, your premium will earn interest at an effective annual rate of 4.5%). See "Premiums". Coverage generally becomes effective on the Policy Date. We will not pay a Death Benefit before the Policy Date unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy covering an Insured who is up to and including age 85, providing we receive evidence of insurability that satisfies us. If a qualified plan will own the Policy, the Insured cannot be more than 70 years old. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may reject an application for any lawful reason.



TEMPORARY INSURANCE COVERAGE

You may apply for temporary insurance coverage. To be eligible for such coverage, the Insured must be between the ages of 15 days and 71 years old and must be able to satisfactorily answer several health questions. Your initial premium must be in the amount of at least the Minimum Monthly Premium (see below) for the Policy for which you applied. This coverage will take effect on the date you sign the application and pay the premium. Temporary insurance coverage will end on the earliest of:

o the policy release date (i.e., the date we authorize the Policy to be delivered to you), if the Policy is issued as applied for;

o the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for;

o no later than 90 days from the date the temporary insurance agreement is signed;

o the 45th day after the form is signed if you have not finished the last required medical exam;

o   5 days after we send notice to you that we declined to issue any Policy; and

o   the date you tell us that the Policy will be refused.

We will pay a Death Benefit if the Insured dies during the period of temporary coverage. This Death Benefit will be:

1. the insurance coverage applied for (including any optional riders) up to $500,000, less

2. the deductions from premium and the monthly deduction due prior to the date of death.

We hold the premiums paid for temporary insurance coverage in our General Account until the policy release date. If we issue the Policy, we will apply these amounts to your Policy. Please contact your agent and see the Statement of Additional Information for more information about temporary insurance coverage.


BACKDATING

We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the record date so that you can obtain lower insurance rates, based on a younger insurance age. We will not backdate a Policy for more than six months (a shorter period is required in certain states) before the date of your application. For a backdated Policy, Monthly Deductions will begin on the backdated Policy Date. You therefore will incur charges before you otherwise would have if you had not backdated your Policy, and your initial premium payment must be in an amount sufficient to cover the extra Monthly Deduction charges for the backdating period.


OWNER

You have all of the rights and benefits under the Policy while the Insured is living. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders. Assigning the Policy, and full and partial surrenders may have tax consequences.


CANCELING THE POLICY

You may cancel a Policy during the "Right to Return Policy" period by returning it to us at our Operations Center, or to the agent who sold it, and receive a refund of the full amount of the premium paid. The Right to Return Policy period runs for 10 days (or longer in certain states) after you receive the Policy.


19  The Policy

6. Premiums

--------------------------------------------------------------------------------

GENERAL
We will usually credit your initial premium payment to the Policy on the later of the date we approve your Policy or the date we receive your payment. We will credit any subsequent premium to the Policy on the Business Day we receive it at our Operations Center. If you submit your premium payment to your agent, we will not begin processing the premium payment until we have received it from your agent's selling firm.

The total premiums you pay may not exceed guideline premium limitations for the insurance set forth in the Internal Revenue Code of 1986, as amended (the "Code"). We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code. Further, we reserve the right to reject all or a portion of any premium payment if part (b) (Fund Value on the date of the Insured's death multiplied by a death benefit percentage) under either Death Benefit Option 1 or Death Benefit Option 2 is in effect.

We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code.


INITIAL PREMIUM

You must pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. However, if you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments.

We base your Minimum Monthly Premium on a number of factors. These factors include:

1.  your Specified Amount;

2.  any riders you added to the Policy; and

3. the Insured's age, smoking status, gender (unless unisex rates apply), and risk class.

We show the Minimum Monthly Premium in your Policy. After you pay this initial premium, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.



TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one life insurance policy for another on the life of the same insured in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy and there will be a new Surrender Charge for this Policy. Other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


SCHEDULED PREMIUMS

Your initial Minimum Monthly Premium is the only premium payment you must make under the Policy. However, you greatly increase your risk of Policy termination if you do not regularly pay premiums at least as large as the Minimum Monthly Premium. Paying your Minimum Monthly Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep the Policy in force.

You may make your premium payments according to the schedule you established when you applied for the Policy. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time, and equals, at least, the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. We will send you a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option.

You should consider changing the amount of your scheduled premium payments if:

     o  you change your Specified Amount;

     o  you change your Death Benefit option;

     o  you change or add a rider;

     o you take a partial surrender when you have elected Death Benefit Option 1 (see "Death Benefits"); or you select Subaccounts that experience adverse investment performance.

You can change the amount and interval of payment of scheduled premiums at any time by writing us at our Operations Center. However, the new payment interval must satisfy our rules in use at the time of the change.

We will issue an endorsement to your Policy after an increase in Specified Amount that will provide you with the increased Minimum Monthly Premium amount.


Please note: During the first three Policy Years or the three Policy Years following an increase in Specified Amount (if that increase became effective during the first three Policy Years), premiums paid less partial surrenders (excluding their fees) and any Outstanding Debt must at least equal the Minimum Monthly Premium times the number of months the Policy has been in force.


                                                                    Premiums  20

ELECTRONIC PAYMENTS

You may have your bank automatically pay your premiums to us. If you authorize us, we will withdraw premiums from your bank account each month by electronic funds transfer. Based on your Policy Date, we may require that up to two Minimum Monthly Premiums be paid in cash before premiums may be paid by electronic funds transfer to the Company.


UNSCHEDULED PREMIUMS

In general, you may make premium payments at any time and in any amount. However, we may reject or limit any unscheduled premium payment that would result in an immediate increase in the Death Benefit payable, unless you provide us with satisfactory evidence of insurability at the time of payment. If satisfactory evidence of insurability is not received, we may return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.


REPAYMENT OF OUTSTANDING DEBT

We will treat payments you send to us as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to your Fund Value as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.


ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your net premium payments we are to allocate to the Subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, no allocation may be for less than 5% of a net premium, and allocation percentages must total 100%. You may change your allocations at any time by writing or calling our Operations Center. The change will apply to the net premium payments on the Business Day we receive your instructions.

We will allocate your initial premium payment to our General Account until the end of the "Right to Return Policy" period. At the end of that period, we will transfer your net premium to the Subaccounts and/or Guaranteed Interest Account you designated. After the "Right to Return Policy" period, we will allocate your net premiums to the Subaccounts and/or Guaranteed Account on the Business Day that we receive the premium payment.


You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.AXA-Equitable.com. See "Payments and telephone/fax/ Internet transactions".


If you make an unscheduled premium payment, you may specify an allocation choice that differs from your allocation choice for your scheduled premium payments. This choice will not change your allocation choice for future scheduled premium payments. Your allocation must be whole numbers only, each allocation must be for at least 5% of the unscheduled net premium, and the total must be 100% of the unscheduled net premium.


21  Premiums

7. How your Fund Value varies

--------------------------------------------------------------------------------

FUND VALUE

Fund Value is the entire amount we hold under your Policy for you. Fund Value serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the amount held in the Guaranteed Interest Account, and the amount held in the Loan Account. We determine Fund Value first on your Policy Date, and after that, on each Business Day. Your Fund Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the Monthly Deduction, mortality and expense risk charges, partial surrenders, and loan repayments. Your Fund Value may be more or less than the premiums you paid.


CASH VALUE

Cash Value on any Business Day is Fund Value reduced by any surrender charge and any Outstanding Debt.


SUBACCOUNT VALUES

On any Business Day, the value of a Subaccount equals the number of Units we credit to the Policy multiplied by the Unit value for that Day. We make the calculation before the purchase or redemption of Units on that Day.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into Units. When you make allocations to a Subaccount, either by premium allocation, transfer of Fund Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with Units in a Subaccount. When we assess the Monthly Deduction, and when you take a loan, a partial surrender, or transfer from a Subaccount, we decrease the number of Units you hold in a Subaccount.


SUBACCOUNT UNIT VALUE

We arbitrarily set the Unit value for each Subaccount at $10 when we established the Subaccount. After that, a Subaccount's Unit value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit value by subtracting (b) from (a) and dividing the result by (c), where:

(a) is the per share net asset value on the Business Day of the appli cable fund portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Day.

(b)  is the mortality and expense risk charge accrued as of that Busi ness Day.

(c) is the total number of Units held in the Subaccount on the Busi ness Day before the purchase or redemption of any Units on that Day.

GUARANTEED INTEREST ACCOUNT VALUE

On any Business Day, Fund Value in the Guaranteed Interest Account is:

o the accumulated value with interest on the net premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Day; minus

o withdrawals from the Guaranteed Interest Account before that Day for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer charge, if any, and any Monthly Deductions.


                                                  How your Fund Value varies  22

8. Transfers

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After the Right to Return Policy period has ended, you may transfer all or a portion of your Fund Value between and among the Subaccounts of the Variable Account and the Guaranteed Interest Account subject to certain conditions. Transfers from a Subaccount will take effect at the end of the Business Day we receive your request at our Operations Center. Transfers from the Guaranteed Interest Account will take effect on the policy anniversary, or if later, on the Business Day that falls on, or next follows, the date we receive your request at our Operations Center. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.AXA-Equitable.com. See "Payments and telephone/fax/Internet transactions." We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See "Payments and telephone/fax/Internet transactions."


We restrict transfers from the Guaranteed Interest Account. You may only transfer Fund Value from the Guaranteed Interest Account once each Policy Year. We must receive your request to transfer Fund Value from the Guaranteed Interest Account within 10 days before or 30 days after a policy anniversary.

When thinking about a transfer of Fund Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We consider a request for a transfer to be one transaction. We may charge for transfers. See "Charges and deductions."


Please see "Variety of investment options" under "Policy benefits" in "Benefits and risks summary" for more information about your role in managing your allocations.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.


We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.



23  Transfers

When a policy owner is identified as having engaged in a potentially disruptive transfer under the policy for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.


Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


                                                                   Transfers  24

9. Death Benefits

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As long as your Policy is in effect and before the maturity date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of the Insured's death. We may postpone payment of the death benefit under certain conditions. See "Payments and telephone/fax/Internet transactions." We will pay the proceeds to the Beneficiary.



AMOUNT OF DEATH BENEFIT PROCEEDS PAYABLE

The amount of Death Benefit proceeds payable equals:

1.   the Policy's Death Benefit; plus

2.   any insurance proceeds provided by rider; less

3. any Outstanding Debt, and if the death of the Insured occurs dur ing any period for which a Monthly Deduction has not been made, any Monthly Deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See "Incontestability," and "Misstatement of age or sex," and "Suicide exclusion."


DEATH BENEFIT OPTIONS

When you apply for a Policy, you have to make three choices about your Death Benefit. First, you must select the death benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy alternative death benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding loans and accrued interest thereon, and any unpaid Monthly Deductions, always be equal to or greater than the Fund Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by Insured's attained age, gender and smoking status and in general, will not limit the amount you can pay into the Policy; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages vary by the Insured's attained age, and will limit the amount you pay into the Policy. Your minimum Death Benefit will generally be larger should you select the Cash Value Accumulation Test, while your Fund Value will generally be greater in the long term under the Guideline Premium/Cash Value Corridor Test because your amount at risk will be lower which may result in lower cost of insurance charges in later Policy Years. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Fund Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of the Insured. We call this the Specified Amount. The minimum Specified Amount is $100,000.

Finally, you tell us whether you want Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Fund Value (thus reducing cost of insurance charges) you should consider choosing Death Benefit Option 1. Subject to certain restrictions, you may change your Death Benefit Option, see below.

Under Death Benefit Option 1, your Death Benefit will be the greater of:

a. the Specified Amount in effect on the date of the Insured's death plus any additional term life insurance you may have selected, or

b. Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

Your death benefit percentage will vary by the definition of life insurance you selected. A table showing the death benefit percentages is in your Policy. If you want to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Under Death Benefit Option 2, your Death Benefit will be the greater of:

a. the Specified Amount in effect on the date of the Insured's death plus any additional term life insurance you may have selected, plus Fund Value on the date of the Insured's Death, or

b. Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

The death benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Fund Value varies. If you want to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.


EXAMPLES OF OPTIONS 1 AND 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show two Policies with the same Specified Amount, but Fund Values vary as shown. We assume that the Insured is age 65 at the time of death and that there is no Outstanding Debt.

We also assume that you selected the Guideline Premium Test. Policy 1 shows what your Death Benefit would be for a Policy with low Fund Value. Policy 2 shows what your Death Benefit would be for a Policy with a higher Fund Value.


25  Death Benefits

------------------------------------------------------
                                Policy 1      Policy 2
------------------------------------------------------
Specified Amount               $ 100,000     $ 100,000
Fund Value on Date of Death    $  35,000     $  85,000
Death Benefit Percentage             120%          120%
Death Benefit under Option 1   $ 100,000     $ 102,000
Death Benefit under Option 2   $ 135,000     $ 185,000
------------------------------------------------------

CHANGING DEATH BENEFIT OPTIONS

You may change the Death Benefit option under your Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. The effective date of a change will be the Monthly Anniversary Day on or next after we accept the change.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce your Policy's Specified Amount by the amount of the Policy's Fund Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of your Policy by the amount of the Policy's Fund Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

We will automatically change your Death Benefit option to Death Benefit Option 2 if the Insured becomes disabled and the Waiver of Specified Premium rider or a Waiver of Monthly Deduction Benefit rider is in effect. Additional information about the riders available under the Policy is available from your agent and in the Statement of Additional Information.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the amount at risk. Generally, the amount at risk is the amount by which the Death Benefit exceeds Fund Value. See "Deductions from Fund Value -- The Monthly Deduction." If the Policy's Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option I to Death Benefit Option 2 will generally result in an amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time because the cost of insurance rates increase with the Insured's age. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option.


CHANGING THE SPECIFIED AMOUNT

You may change the Specified Amount under your Policy subject to the conditions described below.

Increasing the Specified Amount will generally increase your Policy's Death Benefit. Decreasing the Specified Amount will generally decrease your Policy's Death Benefit. The amount of change in the Death Benefit depends on (1) the Death Benefit option chosen, and (2) whether the Death Benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the amount at risk, which may decrease your cost of insurance over time. We offer a term life insurance rider. Depending on your circumstances, it may be more cost effective for you to purchase this rider rather than increasing your Specified Amount.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have other tax consequences. You should consult a tax adviser before changing the Specified Amount.


INCREASES

o You may increase the Specified Amount by submitting a written application and evidence of insurability to us at our Operations Center. The increase will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

o You can only increase the Specified Amount until the Insured's age 85 (Insured's age 70 for individual qualified plans).

o You may not increase your Specified Amount if Monthly Deductions are being waived under the Waiver of Monthly Deduction rider, or premiums are being waived under the Waiver of Specified Premiums rider.

o    Your cost of insurance charges will increase.

o The increase will create a new "coverage segment." There will be a surrender charge associated with this coverage segment. We will allocate Fund Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

o Your Minimum Monthly Premium will increase, and we will make this adjustment prospectively to reflect the increase.


o If the Specified Amount is increased when a premium payment is received, we will process the increase before we process the premium payment.



DECREASES

o You may decrease the Specified Amount (or the amount of term insurance added by rider) by submitting a written application to us at our Operations Center. The decrease will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

o    You may not decrease the Specified Amount below $100,000.

o    We will apply decreases in your Specified Amount in the following order:


                                                              Death Benefits  26

     1. against the most recent increase, regardless if it is Specified Amount increase or additional term life insurance rider amount increase;

     2. against the next most recent increases successively, regard less if it is Specified Amount increase or additional term life insurance rider amount increase;

     3. against additional term life insurance rider amount provided under the original application; and

     4. against insurance provided by the Specified Amount under the original application.

o Your Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you elected the Guaranteed Death Benefit to Age 100 rider, your Minimum Monthly Premium will be adjusted for the decrease in Specified Amount.

o If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

o    Rider coverages may be affected by a decrease in Specified Amount.

o We will reject a decrease in Specified Amount, if, to effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision.

Changes in the additional term life insurance amount will be subject to the same rules discussed above for Specified Amount changes.


27  Death Benefits

10. Other optional insurance benefits

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Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add or modify the riders we are making available at any time before they become an effective part of your policy.

See "Tax considerations" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

The following riders are available under the Policy. Not all riders are available in all states.


TERM LIFE TERM RIDER

This rider provides additional death benefits on the life of the Insured until the Insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level face amount permanent policy of insurance offered by the Company or any other plan we choose to offer. The conversion must occur before the Insured's age 65 or 5 years from the issue of the rider, whichever is later. (This rider is no longer available for new elections).


ADDITIONAL TERM LIFE INSURANCE RIDER

This rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider, unlike the Term Life Term Rider, is combined with the Specified Amount of the policy for purposes of determining if the minimum "corridor" is required to maintain the definition of life insurance under the Internal Revenue Code section 7702. See "Tax Considerations."


ENHANCED MATURITY EXTENSION RIDER

This rider provides the option to extend coverage beyond the original maturity date of the Policy until the date death proceeds become payable such that the death benefit at maturity is determined in the same manner as it was prior to the original maturity date. Death proceeds payable upon the Insured's death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value. There is a monthly cost for this rider which is deducted monthly from the Fund Value.


This option must be elected at least 30 days but no more than 90 days before the original maturity date. If you elect this rider, the Maturity Extension Rider will not be effective. If you elect to end this rider, we will automatically provide coverage under the Maturity Extension Rider. Adding this rider to a policy and continuing the policy beyond the policy's maturity date may have tax consequences. (See "Tax considerations")


MATURITY EXTENSION RIDER

This rider extends coverage beyond the original maturity date until the date death proceeds become payable. Death proceeds payable upon the surviving Insured's death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. This rider is automatically included in all jurisdictions where available. The extension must be elected at least 30 days but no more than 90 days before the original maturity date. Electing the extension and continuing the policy beyond the policy's maturity date may have tax consequences. (See "Tax considerations")


SPOUSE'S YEARLY RENEWABLE TERM RIDER/OTHER INSURED TERM RIDER

This rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's age 80. (This rider is no longer available for new elections).


ACCIDENTAL DEATH AND DISMEMBERMENT RIDER

This rider pays a benefit amount if the Insured dies or suffers a specified dismemberment as a result of an accident. The loss must occur after the Insured's age 5 and before the Insured's age 70 and within 90 days of the accident.


PURCHASE OPTION RIDER

This rider provides the option to purchase additional coverage as specified in the rider at specific ages or events without providing additional evidence that the Insured remains insurable.


WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the Insured has a covered total disability for 6 months without interruption and the policy is in effect. While the Insured is disabled, no deductions are made for (1) monthly administrative charges, (2) Per $1,000 Specified Amount charges, (3) cost of insurance charges, and (4) rider charges.


WAIVER OF SPECIFIED PREMIUMS RIDER

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the Insured has a covered total disability for 6 months without interruption and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary net charges. We will allocate net premiums among the


                                           Other optional insurance benefits  28

Subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the Monthly Deductions due under your Policy.


ACCELERATED DEATH BENEFIT RIDER


This rider provides you with the ability to accelerate a portion of the Policy's base Death Benefit if the Insured is diagnosed with a terminal illness that reduces the Insured's life expectancy to 12 months or less and you provide satisfactory proof of the terminal illness. The accelerated benefit amount will be the present value of the lesser of 50% of the Policy's base Death Benefit or $250,000, and we will pay the accelerated Death Benefit in one lump sum to the Owner. Adding this rider to a policy or requesting an accelerated death benefit under this rider may have tax consequences.



CHILDREN'S TERM LIFE INSURANCE RIDER


This rider provides term insurance coverage on the lives of the dependent children of the Insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday. (This rider is no longer available for new elections).

Contact our Operations Center or your agent for limitations and additional information about these additional insurance benefits.



29  Other optional insurance benefits

11. Benefits at maturity

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The maturity date for this Policy unless the Maturity Extension Rider or the Enhanced Maturity Extension Rider is elected is the policy anniversary following the Insured's 100th birthday. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Cash Value of the Policy. See "Tax considerations" for the tax treatment of an endowment benefit. We will not accept premiums, nor will we take Monthly Deductions, after the maturity date. Payment of the benefit may be deferred until the date of the Insured's death if you elect the maturity extension rider or the enhanced maturity extension rider. The maturity extension rider is automatically included in all jurisdictions where available. The death proceeds payable upon the Insured's death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. Under the enhanced maturity extension rider, the death benefit payable upon the Insured's death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value.


There is no charge for maturity extension rider, but there is a charge for the enhanced maturity extension rider. You may not elect both the maturity extension rider and the enhanced maturity extension rider. Please see the riders or your agent for more information.


                                                        Benefits at maturity  30

12. Accessing your money

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SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies by sending a written request together with the Policy to our Operations Center. Your Policy will terminate at end of the Business Day we receive your request.

The amount you will receive will be your Policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt. However, if you surrender your Policy within 30 days of a policy anniversary, we will calculate your Cash Value in the Guaranteed Interest Account as follows. On the Business Day we determine your Cash Value, your Cash Value in the Guaranteed Interest Account will not be less than the Cash Value in the Guaranteed Interest Account as of that policy anniversary, less adjustments for partial surrenders (including fees), transfers (including transfer fees) and policy loans taken since that policy anniversary. Unless you select an optional payment plan, we will pay any proceeds in a lump sum.

A surrender, including a "partial surrender" (see below), may have adverse tax consequences. See "Tax considerations."


PARTIAL SURRENDERS

Until the maturity date, you may make a partial surrender request at any time from your Policy by writing us at our Operations Center. We will process your partial surrender request at the end of Business Day we receive your request.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Fund Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Specified Amount in force of less than $100,000. If you have taken a loan on your Policy, we limit the amount of your partial surrender so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You must allocate an amount or percentage of your Fund Value in the Subaccounts and the Guaranteed Interest Account from which we are to take your partial surrender. Allocations by percentages must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a Subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the Insured dies after the request for a partial surrender is sent to us and before it is effected, the amount of the partial surrender will be deducted from the Death Benefit proceeds. We will determine the Death Benefit proceeds taking into account the amount surrendered.


EFFECT OF PARTIAL SURRENDERS ON FUND VALUE AND DEATH BENEFIT PROCEEDS

If you make a partial surrender and you selected Death Benefit Option 1, we will decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Fund Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender (including its fee). Under either Death Benefit Option, if the Death Benefit is based on the Fund Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of $10. Partial surrenders may have adverse tax consequences. See "Tax considerations."


LOANS

You may borrow up to 90% of your Cash Value at any time by writing us at our Operations Center. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the Monthly Deduction due on that day.) Your Policy is the only security for the loan. A loan may have tax consequences. You should consult your tax adviser before borrowing from your Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Fund Value in the Variable Account and the Guaranteed Interest Account to our Loan Account. You tell us from where we are to transfer this Fund Value. You can specify loan allocations by amount or percentages. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. If you do not specify an allocation, or if we cannot process your loan allocations because they do not comply with our rules or there is not enough Fund Value in a Subaccount and/or the Guaranteed Interest Account to comply with your request, we will reject your request for a loan. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.0% (in some states and/or if we issued your Policy before January 6, 2003, this annual rate is not less than 4.5%). We may pay excess interest in our sole discretion. We will allocate amounts in the Loan Account that exceed your Outstanding Debt to the Variable Account and/or Guaranteed Interest Account as we determine.


We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of loan under certain conditions. See "Payments and telephone/fax/Internet transactions."


We charge interest on a loan. Loan interest is payable in arrears on each policy anniversary, and varies by the number of years since we issued your Policy. The interest you must pay on the loan is as follows:


--------------------------------------------------------------------------------
         Policy Year      Interest Due (at an annual rate)
--------------------------------------------------------------------------------
        1 through 20                    5.00%
        21 and after                    4.25%
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In some states and/or for Policy issued before January 6, 2003, the interest is 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.


31  Accessing your money

If you do not pay the interest when due, it will become part of the loan and accrue interest accordingly. To secure this "new" loan, we will deduct amounts from the Fund Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Fund Value on the policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time by sending the repayment to our Operations Center. We will credit repayments on the Business Day that we receive them. You must clearly mark a repayment as a loan repayment or it will be credited as a premium. If a loan repayment is made which exceeds the Outstanding Debt, we will consider the excess to be part of a scheduled premium payment, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions.

We deduct any Outstanding Debt from your Cash Value and the Death Benefit proceeds payable on the Insured's death.


EFFECTS OF POLICY LOANS

A loan affects the Policy because we reduce Death Benefit proceeds and Cash Value under the Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Fund Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to loan amount as collateral. This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect the Fund Value of your Policy because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

There are risks involved in taking a loan, a few of which include the potential for your Policy to terminate if Cash Value is not sufficient to pay your monthly deductions. A loan may have adverse tax consequences. See "Tax considerations."

We will notify you if your Policy is in risk of termination and has entered a 61-day grace period. See "Termination."


                                                        Accessing your money  32

13. Termination

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GENERAL
Your Policy will remain in effect as long as:

1. it has a Cash Value greater than zero and you make any required additional premium payments during the 61-day grace period; or

2. you have elected the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the rider, and you make any required additional premium payments during the 61-day Grace Period.

If your Policy does not meet the conditions specified above, it will be in default. In that case, we will mail you a notice of insufficient value that will inform you the premium you must pay to keep your Policy in effect. You must pay this premium amount within the 61-day grace period from the date we send notice to you. If you do not pay the required premium, your Policy will end.

As discussed below, we have special rules relating to termination during the first three Policy Years and for three Policy Years following an increase in Specified Amount if that increase became effective during the first three Policy Years. If you have elected the Guaranteed Death Benefit Rider to Age 100, there also are separate rules relating to termination.

SPECIAL RULES FOR FIRST THREE POLICY YEARS

During the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), we guarantee that your Policy will not lapse if, on each Monthly Anniversary Day, either:

o    Your Policy's Cash Value is greater than zero; or

o The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect (or number of months from the most recent increase in Specified Amount). We refer to this as the minimum monthly premium test.

Your Policy may be at risk of termination if:

o    The insufficiency occurs after the first three Policy Years; or

o The minimum monthly premium test has not been met during the first three Policy Years (as described above).

AMOUNTS YOU MUST PAY TO KEEP YOUR POLICY

If you receive a notice of insufficient premium, during the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), or a notice of insufficient value at any time thereafter, you must pay the amount stated in the notice to keep your Policy in effect. In general, the amount you must pay will vary based on the Policy Year of your Policy.

During the first three Policy Years (or within three years of an increase in Specified Amount during that period), you must pay:

1.   any unpaid Minimum Monthly Premium; plus

2.   one succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), you must pay:

1.   any unpaid Monthly Deduction; plus

2. an amount equal to two succeeding Monthly Deductions plus the amount of the deductions from premiums for various taxes and the sales charge.


YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

Your Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we generally would reduce the Death Benefit proceeds by the unpaid Monthly Deduction as well as the Monthly Deduction for the month of death and by the amount of any Outstanding Debt.

For Policies With Guaranteed Death Benefit To Age 100 Rider. The Specified Amount of your Policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any Monthly Anniversary Day if the Guaranteed Death Benefit to Age 100 Rider is in effect through satisfaction of the cumulative minimum monthly premium test.

While the Guaranteed Death Benefit to Age 100 Rider is in effect, the Fund Value of your Policy will be reduced by Monthly Deductions but not below zero. During the guarantee period, we will waive any Monthly Deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit to Age 100 Rider is elected, but not in effect, and your Cash Value is not greater than zero, you will receive a notice of insufficient premium.


REINSTATEMENT


If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years from the beginning of the grace period. To reinstate your Policy, you must provide us the following four items:




1. a written application received at our Operations Center within five years from the beginning of the grace period;


2.   satisfactory evidence to us of the insurability of the Insured;

3.   payment of a premium large enough to cover:

     a. the balance we told you in the notice of insufficient premium that was necessary to keep your Policy in effect; and

     b. an amount sufficient to keep your Policy in force for at least one month from the reinstatement date; and

33  Termination

     4. payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on any reinstated Debt from the beginning of the grace period to the end of the grace period at the rate which applies to policy loans on the date of reinstatement. For Policies issued after January 6, 2003, this is an annual rate of 5.0% for Policy Years 1-20 and 4.25% for Policy Years 21 and after. In some states and/or for Policies issued before January 6, 2003, this is an annual rate of 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.

We will reinstate any surrender charge that would have been outstanding on the date of reinstatement had the Policy remained in force.

Your Fund Value on the date of reinstatement will be based on the reinstated charge, the net premium paid, the reinstated Outstanding Debt, and any Monthly Deduction due on the reinstatement date. Should we reinstate your Policy, your Policy will be reinstated on the Monthly Anniversary Day that falls on, or immediately precedes, the date we approved your application for reinstatement. At that time, we will allocate Fund Value minus Outstanding Debt (if applicable) among the Subaccounts and the Guaranteed Interest Account according to your most recent scheduled premium payment allocation instructions.


                                                                 Termination  34

14. Payments and telephone/fax/Internet transactions


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You may send your written request for payment or transfer request to our Operations Center or give it to one of our authorized agents. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Operations Center of all the documents required for such a payment.

Other than the Death Benefit proceeds, which we determine as of the date the Insured's death, the amount we pay or transfer, as appropriate, is as of the end of the Business Day during which our Operations Center receives all required documents. We may pay your surrender proceeds or Death Benefit proceeds as a lump sum or under one of the settlement options available under the Policy. Contact your agent or Operations Center for more information regarding the settlement options.

Any Death Benefit proceeds that we pay will include interest from the date of death to the date of payment if the proceeds are not paid within 30 days from the date we receive due proof of death, if required by state law. We will pay interest on the proceeds at a rate in accordance with the state laws.

The interest we pay will be at a rate determined by the applicable state law. We may delay making a payment or processing a transfer request if:

o the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC;

o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

o   for such other periods as the SEC by order may permit.

We may also defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guaranteed Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


TELEPHONE/FAX/INTERNET TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.AXA-Equitable.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, fax or Internet instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, fax or Internet transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax/Internet instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines are available online at www.AXA-Equitable.com.

Please note that our telephone or Internet system may not always be available. Any telephone or Internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.



35  Payments and telephone/fax/Internet transactions

15. Charges and deductions

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We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

o   the Death Benefit, surrender benefit and loan benefit under the Policy;

o   investment options, including premium allocations;

o   administration of elective benefits; and

o   the distribution of reports to Owners.

Costs and expenses we incur:

o   processing applications for and issuing the Policies;

o   maintaining records;

o   administering settlement options;

o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

o   reconciling and depositing cash receipts;

o those associated with underwriting applications and increases in Specified Amount;

o sales and marketing expense, including compensation paid in connection with the sales of the Policies;

o   providing toll-free inquiry services;

o other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

o that the Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.


DEDUCTIONS FROM PREMIUM PAYMENTS

We deduct a sales charge and a tax charge from each premium payment before we apply that payment to your Fund Value. The sales charge is a percentage of each premium paid and varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider plus the Additional Term Life Insurance Rider amount in effect. The amount of the sales charge is as follows:


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            Insurance Amount                     Charge
--------------------------------------------------------------------------------
Specified Amount in force of less          Policy Years 1-10: 4%
than $500,000                              Policy Years 11+: 1%

Specified Amount in force of               Policy Years 1-10: 2%
$500,000 or more                           Policy Years 11+: 0.5%
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We also deduct a tax charge for state and local premium taxes and a charge for federal tax deferred acquisition costs. The state and local premium tax charge is currently 2.25% of your premium payment (this is an approximate average of the actual premium tax imposed by a jurisdiction; jurisdictions impose charges that range from 0% to 4% of a premium payment). The charge for federal tax deferred acquisition costs of the Company is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We do not assess this charge if you purchased the Policy under an individual qualified plan. We also will not deduct the federal tax deferred acquisition cost charge in other situations where the premiums received from you are not subject to the federal tax deferred acquisition cost provisions. We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.


DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct a daily maximum mortality and expense risk charge for Policies issued after January 6, 2003 of 0.001% from each Subaccount, for a maximum effective annual rate of 0.35% of net assets for all Policy years. For Policy years 21 and later, we currently plan to reduce this mortality and expense risk charge to 0.10% annually. This reduction is not guaranteed. For Policies issued before January 6, 2003, the mortality and expense risk charge for such Policies is an annual rate of 0.35% of net assets on a guaranteed basis for all Policy years.

We do not assess this charge against assets in the Guaranteed Interest Account or in the Loan Account. The mortality and expense risk charge is part of the net investment factor calculation we make. See "How your Fund Value varies."

The mortality and expense risk charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses.


                                                      Charges and deductions  36

DEDUCTIONS FROM FUND VALUE -- THE MONTHLY DEDUCTION

We take a Monthly Deduction from the Fund Value on the Policy Date and on each Monthly Anniversary Day. We will make the deduction by canceling Units in each Subaccount and withdrawing amounts from the Subaccount. We will take the Monthly Deduction on a pro-rata basis from the Subaccounts and the Guaranteed Interest Account (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Interest Account bears to the sum of all Subaccounts and the Guaranteed Interest Account on the Monthly Anniversary
Day). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction equals:

o   the cost of insurance charge for the Policy; plus

o   the administrative charge; plus

o   the Per $1,000 Specified Amount charge; plus

o   the enhanced maturity extension charge (if benefit elected); plus

o   the charges for any optional insurance benefits.

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Fund Value). Depending on a number of factors (such as gender, age, risk class, and policy duration), the cost of insurance charge may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. To determine your cost of insurance charge on a Monthly Anniversary Day, we multiply the cost of insurance rate at the Insured's attained age by the amount at risk and divide that amount by 1,000.

The amount at risk depends in part on the Death Benefit Option that you selected and your Policy's Fund Value on the Monthly Anniversary Day. Other factors that affect the amount at risk include investment performance, payment of premiums, and charges to the policy. If you elected Death Benefit Option 1, your amount at risk on a Monthly Anniversary Day is the difference between 1 and 2 where:

1. is the Death Benefit that would have been payable in the event of the death of the Insured on that Monthly Anniversary Day divided by 1.003675 or for policies issued on or after January 6, 2003 by 1.00327374; and

2. is the Fund Value on that Monthly Anniversary Day before we assess the Monthly Deduction.

If you elected Death Benefit Option 2, your amount at risk on a Monthly Anniversary Day is equal to the sum of 1 and 2 where:

1.  your Specified Amount in force; and

2. the excess between the Death Benefit payable on that Monthly Anniversary Day, less Fund Value on that Day, less the Specified Amount in force.

The cost of insurance rate for the Insured is based on age, gender, and risk class. We currently place Insureds into the following risk classes when we issue the Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Special Class. The original risk class applies to the initial Specified Amount. The cost of insurance rate generally increases with the age of the Insured.


You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Future (2009 or later) increases in benefits or coverage, addition of riders, or certain other policy changes" in "Tax considerations" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.


We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. A different risk class may apply to any increase, based on the Insured's circumstances at the time of the increase in Specified Amount.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured's age last birthday at the start of the Policy Year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

ADMINISTRATIVE CHARGE. We deduct a $5 charge each month to compensate us for administrative expenses.

PER $1,000 SPECIFIED AMOUNT CHARGE. We deduct this charge during the first 10 Policy Years and for 10 Policy Years following an increase in Specified Amount. This charge is made per $1,000 of Specified Amount based on the Insured's issue age on the Policy Date (or date of the increase), gender, smoking status and Specified Amount. We show the maximum amount of these charges in the "Fee Table" section of this Prospectus.


37  Charges and deductions

OPTIONAL INSURANCE BENEFITS CHARGE. We charge you each month for the optional insurance benefits you added to your Policy by rider. We state these charges in the Fee Table and your rider. We describe the charges for the Guaranteed Death Benefit to Age 100, Additional Term Life Insurance Rider, Term Life Term Rider, Enhanced Maturity Extension Rider, and the Purchase Option Rider below.

Charges for the Guaranteed Death Benefit to Age 100 Rider, the Additional Term Life Insurance Rider, and the Term Life Term Rider are deducted when we issue the rider and each Monthly Anniversary Day. They are based on the cost of insurance charges and vary based on the issue age, gender, smoking status and risk class of the Insured, as well as on the number of years since the rider was issued and on the Specified Amount. The guaranteed maximum charges for the Term Life Term Insurance Rider and for the Additional Term Life Insurance Rider range from $0.08 to $10.45 and from $0.08 to $83.33, respectively, per $1,000 of term insurance purchased. The Enhanced Maturity Extension Rider and the Purchase Option Rider are also deducted when we issue the rider and on each Monthly Anniversary Day. The guaranteed maximum charge for the Enhanced Maturity Extension Rider is $0.01 per $1,000 of Specified Amount plus term insurance. The guaranteed maximum charge for the Purchase Option Rider depends on the age of the Insured, and is $0.05 to $0.36 of purchase option insurance, and varies based on the age of the Insured.


TRANSACTION CHARGES

SURRENDER CHARGE. We assess a surrender charge against Fund Value upon a full surrender of the Policy to reimburse us for the costs of selling the Policies. We base the surrender charge on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount); this factor grades from 80% to zero over 15 years for Insured's age 75 or younger (over 10 years for Insured issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and risk class. The grading percentages (as shown below) vary based on issue age and number of full years since we issued the Policy (or since we increased the Specified Amount).


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                     Applicable Percentage    Applicable Percentage
     Policy Years     for Issue Ages 0-75     for Issue Ages 76-85
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        1-3                   80 %                     80 %
         4                    80                       70
         5                    80                       60
         6                    80                       50
         7                    80                       40
         8                    70                       30
         9                    60                       20
        10                    50                       10
        11                    40                       0
        12                    30                       0
        13                    20                       0
        14                    10                       0
        15+                   0                        0
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Example: If a male Insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred nonsmoker). The maximum surrender charge during the first seven Policy Years would be 80% of (100 x 7.25) or $580.00.

The maximum surrender charge factor per $1,000 of initial Specified Amount factor would be $64 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

We do not assess a surrender charge for partial surrenders. We do assess a partial surrender fee.

PARTIAL SURRENDER FEE. We deduct a partial surrender fee of $10 on each partial surrender you make. We allocate the fee between your remaining Fund Value in the Subaccounts and in the Guaranteed Interest Account on a pro-rata basis, based on the allocation percentages you specified for the partial surrender.

TRANSFER CHARGE. We reserve the right to assess a $25 transfer charge for each transfer you make among the Subaccounts and between the Subaccounts and the Guaranteed Interest Account. We currently do not assess this charge. If we assess a transfer charge, first we will allocate the transfer charge against the elected Subaccounts and/or the Guaranteed Interest Account from which you are requesting that Fund Value be transferred.

OTHER CHARGES. We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account. No such charge is currently assessed. In addition, there are fees and charges deducted from the assets of the Funds. These deductions are described in each Fund's prospectus.


ILLUSTRATION PROJECTION REPORT FEE

You may request that we prepare an illustration projection report at any time by writing us at the Operations Center. The illustration projection report will project future benefits and values under your Policy. We may impose a fee of $25 for each illustration projection report we prepare. We will bill you for this amount. This is not a charge that is deducted from your Fund Value.


                                                      Charges and deductions  38

16. Tax considerations

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INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may be different tax consequences if you assign your policy or designate a new owner.


TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should generally satisfy the applicable requirements. There is less guidance with respect to policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the MONY Variable Account L assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable income tax treatment than other life insurance contracts. Due to the policy's flexibility with respect to premium payments and benefits, each policy's circumstances will determine whether the policy is a Modified Endowment Contract. In general, however, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, decrease in Specified Amount, or change in Death Benefit option, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:


39  Tax considerations

1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

2. Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3. A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the twentieth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount deemed of the Outstanding Debt will be added to the amount distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured's 100th year.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.

BUSINESS AND EMPLOYER OWNED POLICIES. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


Requirements for income tax free death benefits. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death



                                                          Tax considerations  40
benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.


In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy.


FUTURE (2009 OR LATER) INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioner's Standard Ordinary mortality tables ("1980 CSO tables").

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We may have additional guidance from the IRS before 2009 at which time such rules could begin to apply. However, there



41  Tax considerations
can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OUR INCOME TAXES

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


                                                          Tax considerations  42

17. Other policy information

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POLICY ILLUSTRATIONS

Upon request, the Company will send you personalized illustrations of hypothetical future benefits under the Policy based on both guaranteed and current cost assumptions. Contact your agent or the Operations Center (1-800-487-6669) to obtain a personalized illustration.


EXCHANGE PRIVILEGE

During the first 24 months following the Policy Date, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. No charge is imposed on the transfer when you exercise the exchange privilege.


ASSIGNMENT

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have received the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt and any action we took before the assignment took effect. Assignment of a Policy may have adverse tax consequences. Consult the section on "Tax considerations" earlier in this Prospectus for more information. Please see your Policy for more information.


SETTLEMENT OPTIONS

We offer several settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum.

In selecting a settlement option: (1) the proceeds applied must be at least $1,000; and (2) the payee cannot be a corporation, association, or fiduciary. We will make payments under a settlement option monthly unless you or the payee request that we make the payments quarterly, semiannually or annually. If payments of the chosen frequency would be less than $25 each, we may use a less frequent payment basis.

You, while the Insured is living, or your payee (not more than one month after the proceeds become payable) may select a settlement option by writing us at our Operations Center. Please review your Policy for more information about the settlement options.


MISSTATEMENT OF AGE OR SEX

If you misstated the Insured's age or sex in your application, we will adjust the Death Benefit proceeds. The amount of any Death Benefit proceeds will be the sum of (a) and (b) where: (a) is the Fund Value on the date of death of the Insured; and (b) is the amount at risk on the last Monthly Anniversary Day, multiplied by the ratio of the insurance rate on the last Monthly Anniversary Day based on the incorrect age or gender to the insurance rate that would have applied on that Monthly Anniversary Day based on the correct age or gender. A misstatement of age or gender does not affect Fund Value.


SUICIDE EXCLUSION

If the Insured commits suicide, within two years of the date of issue, the amount payable by us will be limited to the amount of the premiums payments less: (a) any Debt; and (b) any partial surrenders and their fees. But, in case of the suicide of the Insured, within two years of the date any optional increase in Specified Amount took effect, the amount payable by us with respect to that increase will be limited to its cost.


INCONTESTABILITY

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from its date of issue, or effective date of the increase in Specified Amount.


OTHER CHANGES TO YOUR POLICY

At any time, we may make such changes in the Policy as are necessary:

o to assure compliance at all times with the definition of life prescribed by the Internal Revenue Code;

o to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

o to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only an executive officer of the Company has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An executive officer of the Company must sign all endorsements, amendments, or riders to be valid.


VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your Policy.


43  Other policy information

18. Additional information

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DISTRIBUTION OF THE POLICIES

The Policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account L.+ The offering of the policies is intended to be continuous.


AXA Advisors and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.


The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial representatives or Selling broker-dealers. The Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies.

Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.8% of premiums paid in years 2-10. Beginning in the second policy year, the Distributors will receive ongoing asset-based compensation up to a maximum of 0.25% annually of the Fund Value of the Policy.

Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above.

The premium-based and asset-based compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with the Company. Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's product on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising; marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Company may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.


The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.


In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may pro-



----------------------
+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the policies.

Additional information  44
vide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors' financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by the Company to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



OTHER INFORMATION

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This prospectus does not include all of the information set forth in the registration statement (including the Statement of Additional Information), its amendments, and exhibits. Statements in this prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by assessing the SEC's website at http://www.sec.gov.


LEGAL PROCEEDINGS

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.


45  Additional information

19. Financial statements

--------------------------------------------------------------------------------

The audited financial statements of MONY America Variable Account L and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account.

PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K.
PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


                                                        Financial statements  46

Appendix: Glossary

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For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Beneficiary -- the person or entity you designate to receive the death benefit payable at the death of the Insured.


Business Day -- is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.


Cash Value -- the Fund Value of the Policy less any surrender charge and any Outstanding Debt.

Fund -- any open-end management investment company in which the Variable Account invests.

Fund Value -- the total amount under the Policy in each Subaccount, the Guaranteed Interest Account, and the Loan Account.

General Account -- assets of the Company other than those allocate to the Variable Account or any of our other separate accounts.

Guaranteed Interest Account -- is a fixed account that is part of our General Account.

Insured -- the person on whose life we base this Policy.

Loan Account -- an account to which we transfer amounts from the Subaccounts of the Variable Account and the Guaranteed Interest Account to use as collateral for any Policy loan that you request. We will credit interest to the Loan Account at a rate not less than 4.0%. The Loan Account is part of the Company's General Account.

Maturity Age -- the policy anniversary following the Insured's 100th birthday. The maturity date is the date the Policy reaches the Maturity Age.

Minimum Monthly Premium -- the premium you must pay to put this Policy into effect, and is the basis of the minimum monthly premium test.

Monthly Anniversary Day -- the first Business Day of each policy month.

Monthly Deduction -- a deduction we take on each Monthly Anniversary Day that consists of the cost of insurance charge, any additional benefit charges, an administrative charge, and a Per $1,000 Specified Amount charge.

Operations Center -- the Company's service center at 100 Madison Street, Syracuse, New York 13202. The telephone number for the Operations Center is 1-800-487-6669.

Outstanding Debt -- the unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Owner -- the owner of the Policy. "You" or "your" refers to the Owner.

Policy -- the Policy with any attached application(s), any riders, and any endorsements.

Policy Date -- the date we authorize the Policy to be delivered to you (we call this the "policy release date") or, if later, the date as you requested your Policy to become effective. We measure Policy Years and anniversaries from the Policy Date. The Policy Date is shown in your Policy. If the Policy Date is the 29th, 30th, or 31st of a month, there will be some calendar months when there is no such date. For those months, the policy month will start on the last day of the calendar month.

Specified Amount -- the minimum death benefit for as long as the Policy remains in effect.

Subaccount -- a subdivision of the Variable Account that invests exclusively in share of a Fund.

Unit -- the measure of value in a Subaccount.

Variable Account -- MONY America Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Fund Value.


A-1  Appendix: Glossary

Requesting more information

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STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page
Additional information about the Company
MONY Life Insurance Company of America......................................2
MONY America Variable Account L.............................................2
Additional Policy Information...............................................2
The Policy..................................................................2
State variations............................................................2
Death benefit payable during grace period...................................2
Our right to contest the Policy.............................................2
Ownership rights............................................................2
Selecting and changing the Beneficiary......................................2
Assigning the Policy........................................................3
Dividends...................................................................3
Settlement options..........................................................3
Distribution of the Policies................................................3
Additional Information......................................................4
Policies issued in conjunction with employee benefit plans..................4
Legal developments regarding unisex actuarial tables........................4
Purchase and redemption of portfolio shares.................................4
Potential conflicts of interest.............................................4
Reports to Owners...........................................................4
Records.....................................................................5
Service agreement...........................................................5
Experts.....................................................................5
Financial Statements........................................................5
Index to financial statements...........................................FSA-1

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The Table of Contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1-800-487-6669, or write us at our Operations Center at 100 Madison Street, Syracuse, NY 13202.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of an Insured's Death Benefits, Cash Values and Account Values, and to request other information about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC's Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549 or by accessing the SEC's website at http://www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


Investment Company Act of 1940 Registration File No. 811-04234.

MONY Variable Universal Life
MONY America Variable Account L

STATEMENT OF ADDITIONAL INFORMATION
FOR INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY

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This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable life insurance policy (the "Policy") offered by MONY Life Insurance Company of America ("we," "us," "our," or the "Company"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2008 and the prospectuses for AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2008.


TABLE OF CONTENTS

Additional information about the Company                                     2
MONY Life Insurance Company of America                                       2
MONY America Variable Account L                                              2
Additional Policy information                                                2
The Policy                                                                   2
State variations                                                             2
Death benefit payable during grace period                                    2
Our right to contest the Policy                                              2
Ownership rights                                                             2
Selecting and changing the Beneficiary                                       2
Assigning the Policy                                                         3
Dividends                                                                    3
Settlement options                                                           3
Distribution of the Policies                                                 3
Additional information                                                       4
Policies issued in conjunction with employee benefit plans                   4
Legal developments regarding unisex actuarial tables                         4
Purchase and redemption of portfolio shares                                  4
Potential conflicts of interest                                              4
Reports to Owners                                                            4
Records                                                                      5
Service agreement                                                            5
Experts                                                                      5
Financial statements                                                         5
Index to financial statements                                            FSA-1



                                   Issued by
                     MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                           New York, New York 10104
                              Operations Center:
                               100 Madison Street
                    Syracuse, New York 13202, (800) 487-6669


                                                                          x01956
                                                                      MLA-VUL 02

ADDITIONAL INFORMATION ABOUT THE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


On July 8, 2004, AXA Financial, Inc. acquired The MONY Group Inc., which was, prior to that date, the parent company of the Company. The process of integrating the business operations of the Company with those of AXA Financial was completed in 2005.

AXA Advisors, LLC and AXA Distributors, LLC serve as the principal underwriters of the Variable Account and distributor of the policies. Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the policies.

We are subject to regulation by the state of Arizona and regulation by the Commissioner of Insurance in Arizona. We file an annual statement with the state of Arizona, and periodically, the Commissioner of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.


MONY AMERICA VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws.


ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, any attached riders and/or endorsements, the application and any supplemental applications make up the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.


STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Operations Center.


DEATH BENEFIT PAYABLE DURING GRACE PERIOD

For Policies issued in the State of New Jersey, we will calculate the death benefit payable during the grace period as follows: If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately before the start of the grace period, reduced by:

1. the lesser of any balance needed for the Minimum Monthly Pre mium for the following month or any balance needed for the Monthly Deduction; and

2.  any Outstanding Debt.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date, or effective date of the increase in Specified Amount.


OWNERSHIP RIGHTS

You, as the Owner, may exercise certain rights under the Policy. In addition to the rights described in the prospectus, you have the right to select or change your beneficiary and the right to assign your policy:


SELECTING AND CHANGING THE BENEFICIARY

You name the Beneficiary when you apply for the Policy. You may designate if the Beneficiary has to be living or surviving at the Insured's death. If you so designate, then, unless otherwise provided, that Beneficiary must be living on the 14th day after the Insured's death or, if earlier, the date we receive due proof of the Insured's death. The share of the Death Benefit proceeds of any Beneficiary who is not living on the earlier day will be payable to remaining Beneficiaries.

Unless provided in the Beneficiary designation, if there is no Beneficiary named or living on the date of the Insured's death, we will pay the Death Benefit proceeds to the Insured's executors or administrators.

You may change the Beneficiary, unless you have given up this right, as long as the Insured is living by writing us at our Operations Center. The change will take effect when we record it retroactively as of the date the request was signed. The change will be subject to any payment we made before we received notice of the change of Beneficiary at our Operations Center.


ASSIGNING THE POLICY

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have received the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt. Assignment of a Policy may have adverse tax consequences. Consult the section on "Tax considerations" in the Prospectus for more information.


DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.


SETTLEMENT OPTIONS

You may receive your proceeds in a lump sum or under the following settlement options:

OPTION 1. INTEREST INCOME -- Under this option, we hold the proceeds and credit the interest earned on those proceeds to the payee. We set the rate of interest for each year, but that rate will never be less than 2.75% a year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option.

OPTION 2. INCOME FOR SPECIFIED PERIOD -- Under this option, the payee receives an income for the number of years chosen. We then calculate an income that will be based on the Minimum Monthly Income Table 2 for that period. Note that the longer the period selected (i.e., number of years) the lower the dollar amount per $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

OPTION 3. SINGLE LIFE INCOME -- Under this option, a number of years called the period certain is chosen. We will then pay income to a single payee for as long as that payee lives or for the number of years chosen (the period certain), whichever is longer. If the payee dies after the end of the period certain, the income payments will stop. The period certain elected may be: (a) 0, 10, or 20 years; or (b) until the total income payments equal the proceeds applied (this is called a refund period certain).

We will calculate the amount of the income payments on the date the proceeds become payable. This amount will be at least as much as the applicable amount show in the Minimum Monthly Income Table 3 shown in your Policy. The income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3.50% interest.

If the income payments for the period certain elected are the same as income payments based on another available longer period certain, we will deem an election to have been made for the longer period certain.

OPTION 3A. JOINT LIFE INCOME -- We pay income during the joint lifetime of two people (the payee and another person). That means if one person dies, we will continue to pay the same income (or a lesser income) to the survivor for as long as the survivor lives.

The survivor may receive the same dollar amount that we were paying before the first payee died or two-thirds of that amount depending on the election made at the time of settlement. Note that if the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected.

We will calculate the amount of income payable while both persons are living (the joint lifetime) on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3A shown in your Policy. The minimum income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3.50% interest.

If a person for whom Option 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Option 3 with 10 years certain.

OPTION 4. INCOME OF SPECIFIED AMOUNT -- Under this option, the dollar amount of the income payments is chosen. We will pay that amount for as long as the proceeds and interest last, but the dollar amount chosen must add up to a yearly amount of at least 10% of the proceeds applied. Interest will be credited annually on the balance of the proceeds. We set the rate of interest for each year, but that rate will never be less than 2.75% a year.

We also may pay proceeds under any other option to which we and the payee may agree.

Before paying Option 3 or 3A, we will require proof of age of the payee that satisfies us.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

DISTRIBUTION OF THE POLICIES

AXA Distributors receives fees for the sale of variable life insurance policies. AXA Distributors received compensation with respect to the Policies offered through the Variable account in the following amounts during the periods indicated:

--------------------------------------------------------------------
                                            Aggregate amount of
                                           commissions retained
                                           by AXA Distributors
                                          after payments to its
                    Aggregate amount of   registered persons and
                    commissions paid to   other Selling broker-
     Fiscal year     AXA Distributors*           dealers
--------------------------------------------------------------------
       2005            $ 7,490,997                 N/A
       2006            $ 5,567,870                 N/A
       2007            $21,231,833                 N/A
--------------------------------------------------------------------



* Includes sales compensation paid to registered persons of AXA Distributors. Also, in part of fiscal year 2005, these payments were made to MSC.



AXA Distributors passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with AXA Distributors, the Company will pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for AXA Distributors' operating and other expenses as it relates to the Policies.


Please see your Prospectus for detailed information regarding the distribution of the policies.


ADDITIONAL INFORMATION


POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and premium class. Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds.


LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.


PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

We will purchase shares of the portfolios at net asset value and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or other purposes described in your Policy. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of the distributing portfolio at net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit values. We may elect not to reinvest dividends and capital gains distributions.


POTENTIAL CONFLICTS OF INTEREST

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans. When shares are sold to both variable life and variable annuity separate accounts, this is called "mixed funding." When shares are sold to insurance companies that are not affiliated with each other, this is called "shared funding." Currently, we do not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, a company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.


REPORTS TO OWNERS

We will send you a report at least annually showing the then current status of your Policy. It will set forth:

since the last report date:

o   premiums received;

o   expense charges (including transfer charges, if any);

o   cost of insurance and any riders;

o interest earned on Fund Value in the Loan Account and in the Guaranteed Interest Account; and

o   any partial surrenders (and their fees).

as of the current report date:

o   Death Benefit;

o   Specified Amount;

o   Cash Value; and

o   Outstanding Debt.

as of the current and prior report dates:

o   Fund Value;

o   Subaccount Unit values;

o   Fund Value in the Guaranteed Interest Account; and

o   any other information required by law.

We also will send you an annual and a semi-annual report for each Fund in which you are investing, as required by the 1940 Act.


RECORDS

We will maintain all records relating to the Variable Account and the Guaranteed Interest Account at our Operations Center.


SERVICE AGREEMENT

MONY Life Insurance Company provides personnel and administrative services to MONY Life Insurance Company of America pursuant to an administrative services agreement. The services provided include premium processing, Policy Owner changes, Policy compilation, and recordkeeping. These services are provided via computer and manual systems.


EXPERTS


The Financial Statements of MONY America Variable Account L for the year ended December 31, 2007, and for each of the two years in the period ended December 31, 2007, and the financial statements of the Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.



FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company. The financial statements have been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS

With respect to MONY America Variable Account L
 Report of Independent Registered Public Accounting Firm...............       2
 Statements of Assets and Liabilities as of December 31, 2007..........     F-3
 Statements of Operations for the Year Ended December 31, 2007.........    F-23
 Statements of Changes in Net Assets for the Years Ended
    December 31, 2007 and December 31, 2006............................    F-36
 Notes to Financial Statements.........................................    F-68


With respect to MONY Life Insurance Company of America:
 Report of Independent Registered Public Accounting Firm...............     F-1
 Balance Sheets, December 31, 2007 and 2006............................     F-2
 Statements of Earnings, Years Ended December 31, 2007, 2006
    and 2005...........................................................     F-3
 Statements of Shareholder's Equity and Comprehensive Income,
    Years Ended December 31, 2007, 2006 and 2005.......................     F-4
 Statements of Cash Flows, Years Ended December 31, 2007,
    2006 and 2005......................................................     F-5
 Notes to Financial Statements.........................................     F-6


                                      FSA-1

--------------------------------------------------------------------------------

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of Subaccounts of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L listed in Note 1 at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 9, 2008

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                          AIM V.I. Financial      AIM V.I. Global          AIM V.I.
                                                               Services             Health Care           Technology
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                24,080                33,658                13,217
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $            355,404  $            656,593  $            171,191
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $            295,216  $            809,821  $            199,570
Amount due from MONY America ..........................                   556                   779                   802
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $            295,772  $            810,600  $            200,372
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                   556                   779                   799
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                   556                   779                   799
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $            295,216  $            809,821  $            199,573
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................               295,216               809,821               199,573
Retained by MONY America in Separate Account L ........                    --                    --                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $            295,216  $            809,821  $            199,573
                                                         ====================  ====================  ====================
-------

                                                             All Asset      AXA Aggressive   AXA Conservative  AXA Conservative-
                                                            Allocation        Allocation*       Allocation*    Plus Allocation*
                                                         ----------------  ----------------  ----------------  -----------------
Assets
Shares held in respective Funds .......................         4,439,690           288,343            12,424             54,642
                                                         ----------------  ----------------  ----------------  -----------------
Investments at cost ...................................  $     90,835,321  $      4,418,172  $        138,331  $         653,991
                                                         ----------------  ----------------  ----------------  -----------------
Investment in respective Funds, at net asset value ....  $     94,409,785  $      4,233,130  $        135,456  $         633,433
Amount due from MONY America ..........................                --            43,431               202              2,806
Amount due from respective Funds ......................            15,496                --                --                 --
                                                         ----------------  ----------------  ----------------  -----------------
  Total Assets ........................................  $     94,425,281  $      4,276,561  $        135,658  $         636,239
                                                         ----------------  ----------------  ----------------  -----------------
Liabilities
Amount due to MONY America ............................            15,496                --                --                 --
Amount due to respective funds ........................                --            43,431               202              2,806
                                                         ----------------  ----------------  ----------------  -----------------
  Total Liabilities ...................................            15,496            43,431               202              2,806
                                                         ----------------  ----------------  ----------------  -----------------
Net Assets ............................................  $     94,409,785  $      4,233,130  $        135,456  $         633,433
                                                         ================  ================  ================  =================
Net Assets:
Accumulation Units ....................................        94,408,457         4,233,130           135,456            633,433
Retained by MONY America in Separate Account L ........             1,328                --                --                 --
                                                         ----------------  ----------------  ----------------  -----------------
Total Net Assets ......................................  $     94,409,785  $      4,233,130  $        135,456  $         633,433
                                                         ================  ================  ================  =================

-------
*  Denotes multiple share classes held by the respective fund.
   B .....................................................                          288,343            12,424             54,642
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                           AXA Moderate     AXA Moderate-
                                                            Allocation*    Plus Allocation*
                                                         ----------------  ----------------
Assets
Shares held in respective Funds .......................           259,710           942,629
                                                         ----------------  ----------------
Investments at cost ...................................  $      4,530,111  $     13,552,188
                                                         ----------------  ----------------
Investment in respective Funds, at net asset value ....  $      4,416,688  $     13,148,659
Amount due from MONY America ..........................            44,141            39,672
Amount due from respective Funds ......................                --                --
                                                         ----------------  ----------------
  Total Assets ........................................  $      4,460,829  $     13,188,331
                                                         ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --
Amount due to respective funds ........................            44,125            39,672
                                                         ----------------  ----------------
  Total Liabilities ...................................            44,125            39,672
                                                         ----------------  ----------------
Net Assets ............................................  $      4,416,704  $     13,148,659
                                                         ================  ================
Net Assets:
Accumulation Units ....................................         4,416,704        13,148,014
Retained by MONY America in Separate Account L ........                --               645
                                                         ----------------  ----------------
Total Net Assets ......................................  $      4,416,704  $     13,148,659
                                                         ================  ================

-------
* Denotes multiple share classes held by the respective fund.
 A .....................................................                              1,381
 B .....................................................          259,710           941,248
The accompanying notes are an integral part of these financial statements.

                                                                                                     EQ/AllianceBernstein
                                                                                                         Intermediate
                                                            Dreyfus Stock      EQ/AllianceBernstein        Government
                                                          Index Fund, Inc.         Common Stock*           Securities
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................             1,736,796                59,352                 8,855
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $         53,341,397  $          1,171,041  $             87,980
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $         64,956,170  $          1,198,650  $             87,085
Amount due from MONY America ..........................                83,815                 9,342                15,490
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $         65,039,985  $          1,207,992  $            102,575
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                83,815                 9,342                15,490
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                83,815                 9,342                15,490
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $         64,956,170  $          1,198,650  $             87,085
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................            64,956,071             1,198,650                71,113
Retained by MONY America in Separate Account L ........                    99                    --                15,972
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $         64,956,170  $          1,198,650  $             87,085
                                                         ====================  ====================  ====================

-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                    20,939
  B .....................................................                                    38,413
The accompanying notes are an integral part of these financial statements.

                                                                               EQ/AllianceBernstein
                                                         EQ/AllianceBernstein       Large Cap
                                                             International*           Growth
                                                         --------------------  --------------------
Assets
Shares held in respective Funds .......................               273,504                11,683
                                                         --------------------  --------------------
Investments at cost ...................................  $          4,070,228  $             97,350
                                                         --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          3,947,126  $            102,309
Amount due from MONY America ..........................                 5,908                 2,497
Amount due from respective Funds ......................                    --                    --
                                                         --------------------  --------------------
  Total Assets ........................................  $          3,953,034  $            104,806
                                                         --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --
Amount due to respective funds ........................                 5,881                 2,497
                                                         --------------------  --------------------
  Total Liabilities ...................................                 5,881                 2,497
                                                         --------------------  --------------------
Net Assets ............................................  $          3,947,153  $            102,309
                                                         ====================  ====================
Net Assets:
Accumulation Units ....................................             3,947,153               102,309
Retained by MONY America in Separate Account L ........                    --                    --
                                                         --------------------  --------------------
Total Net Assets ......................................  $          3,947,153  $            102,309
                                                         ====================  ====================
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................              222,436
 B .....................................................               51,068
The accompanying notes are an integral part of these financial statements.


MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                               EQ/AllianceBernstein
                                                         EQ/AllianceBernstein       Small Cap        EQ/AllianceBernstein
                                                             Quality Bond*           Growth*                Value*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                12,528                60,088               933,004
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $            126,391  $            983,921  $         14,625,514
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $            123,871  $            977,432  $         13,309,140
Amount due from MONY America ..........................                10,890                 4,637                 8,650
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $            134,761  $            982,069  $         13,317,790
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                10,890                 4,637                 8,650
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                10,890                 4,637                 8,650
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $            123,871  $            977,432  $         13,309,140
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................               123,871               977,431            13,308,473
Retained by MONY America in Separate Account L ........                    --                     1                   667
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $            123,871  $            977,432  $         13,309,140
                                                         ====================  ====================  ====================

--------------------
* Denotes multiple share classes held by the respective fund.
  A ....................................................                                     46,697               842,283
  B ....................................................               12,528                13,391                90,721
The accompanying notes are an integral part of these financial statements.

                                                                           EQ/AXA Rosenberg    EQ/BlackRock      EQ/BlackRock
                                                             EQ/Ariel         Value Long/      Basic Value      International
                                                         Appreciation II     Short Equity        Equity             Value*
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................             1,542             1,581            75,680           761,268
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $         18,226  $         16,891  $      1,276,025  $     11,252,497
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $         16,890  $         16,946  $      1,188,209  $     12,274,748
Amount due from MONY America ..........................                --                --             1,926            16,584
Amount due from respective Funds ......................                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $         16,890  $         16,946  $      1,190,135  $     12,291,332
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                --                --
Amount due to respective funds ........................                --                --             1,926            16,584
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................                --                --             1,926            16,584
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $         16,890  $         16,946  $      1,188,209  $     12,274,748
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................            16,890            16,946         1,188,054        12,274,274
Retained by MONY America in Separate Account L ........                --                --               155               474
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $         16,890  $         16,946  $      1,188,209  $     12,274,748
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                                                722,021
  B .....................................................                                                                 39,247

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                                      EQ/Boston           EQ/Calvert
                                                                EQ/Bond           Advisors Equity          Socially
                                                                 Index                 Income *          Responsible*
                                                         --------------------  --------------------  --------------------
Asset
Shares held in respective Funds .......................               493,200             5,580,836               229,830
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          5,232,108  $         35,235,007  $          1,759,297
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          4,990,475  $         36,558,793  $          2,110,967
Amount due from MONY America ..........................                   497                10,673                   847
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          4,990,972  $         36,569,466  $          2,111,814
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                   497                10,673                   847
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                   497                10,673                   847
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          4,990,475  $         36,558,793  $          2,110,967
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             4,990,422            36,558,666             2,110,957
Retained by MONY America in Separate Account L ........                    53                   127                    10
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          4,990,475  $         36,558,793  $          2,110,967
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                 3,834,692               191,868
  B .....................................................                                 1,746,144                37,962
The accompanying notes are an integral part of these financial statements.

                                                           EQ/Capital         EQ/Capital
                                                            Guardian           Guardian      EQ/Caywood-Scholl     EQ/Equity
                                                             Growth*           Research*      High Yield Bond      500 Index
                                                         ----------------  ----------------  -----------------  ----------------
Assets
Shares held in respective Funds .......................           523,738           365,760          2,582,795            35,176
                                                         ----------------  ----------------  -----------------  ----------------
Investments at cost ...................................  $      6,438,626  $      4,633,566  $      11,779,783  $        949,949
                                                         ----------------  ----------------  -----------------  ----------------
Investment in respective Funds, at net asset value ....  $      7,763,044  $      5,072,078  $      11,509,752  $        911,774
Amount due from MONY America ..........................             1,027           127,013                 14               482
Amount due from respective Funds ......................                --                --              1,098                --
                                                         ----------------  ----------------  -----------------  ----------------
  Total Assets ........................................  $      7,764,071  $      5,199,091  $      11,510,864  $        912,256
                                                         ----------------  ----------------  -----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --              1,098                --
Amount due to respective funds ........................             1,027             5,413                 --               482
                                                         ----------------  ----------------  -----------------  ----------------
  Total Liabilities ...................................             1,027             5,413              1,098               482
                                                         ----------------  ----------------  -----------------  ----------------
Net Assets ............................................  $      7,763,044  $      5,193,678  $      11,509,766  $        911,774
                                                         ================  ================  =================  ================
Net Assets:
Accumulation Units ....................................         7,763,044         5,193,678         11,509,766           911,774
Retained by MONY America in Separate Account L ........                --                --                 --                --
                                                         ----------------  ----------------  -----------------  ----------------
Total Net Assets ......................................  $      7,763,044  $      5,193,678  $      11,509,766  $        911,774
                                                         ================  ================  =================  ================

-------
*  Denotes multiple share classes held by the respective fund.
   A .....................................................        518,286           358,714
   B .....................................................          5,452             7,046

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                             EQ/Evergreen         EQ/Evergreen              EQ/FI
                                                          International Bond          Omega                Mid Cap*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                 8,914                 2,838               397,987
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $             93,026  $             26,796  $          4,126,868
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $             95,918  $             25,769  $          4,009,557
Amount due from MONY America ..........................                    43                 3,075                 9,988
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $             95,961  $             28,844  $          4,019,545
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                    43                 3,075                 9,981
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                    43                 3,075                 9,981
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $             95,918  $             25,769  $          4,009,564
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................                95,918                25,769             4,009,564
Retained by MONY America in Separate Account L ........                    --                    --                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $             95,918  $             25,769  $          4,009,564
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                                         345,680
  B .....................................................                                                          52,307
The accompanying notes are an integral part of these financial statements.

                                                             EQ/GAMCO          EQ/GAMCO
                                                            Mergers and     Small Company     EQ/Government    EQ/International
                                                           Acquisitions         Value           Securities          Growth
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................            14,560         2,596,106         1,058,921         3,411,395
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $        187,838  $     66,259,930  $     11,883,779  $     18,078,695
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $        178,103  $     82,003,258  $     11,603,495  $     24,709,729
Amount due from MONY America ..........................               270             1,620            10,921             1,402
Amount due from respective Funds ......................                --            26,819                --            20,085
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $        178,373  $     82,031,697  $     11,614,416  $     24,731,216
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --            26,819                --            20,085
Amount due to respective funds ........................               270                --            10,903                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................               270            26,819            10,903            20,085
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $        178,103  $     82,004,878  $     11,603,513  $     24,711,131
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................           177,792        82,004,878        11,603,513        24,711,131
Retained by MONY America in Separate Account L ........               311                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $        178,103  $     82,004,878  $     11,603,513  $     24,711,131
                                                         ================  ================  ================  ================

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                             EQ/JPMorgan
                                                           EQ/JPMorgan          Value         EQ/Legg Mason        EQ/Long
                                                            Core Bond*      Opportunities*     Value Equity       Term Bond*
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................         3,184,222             6,098             7,406           661,825
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $     36,478,278  $         84,776  $         83,133  $      9,130,090
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $     34,383,789  $         71,083  $         76,192  $      9,058,077
Amount due from MONY America ..........................                29               338                --                17
Amount due from respective Funds ......................            18,840                --                --            21,812
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $     34,402,658  $         71,421  $         76,192  $      9,079,906
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................            18,840                --                --            21,812
Amount due to respective funds ........................                --               338                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................            18,840               338                --            21,812
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $     34,383,818  $         71,083  $         76,192  $      9,058,094
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................        34,383,818            71,083            76,192         9,058,094
Retained by MONY America in Separate Account L ........                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $     34,383,818  $         71,083  $         76,192  $      9,058,094
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................       3,155,212                --                              655,613
  B .....................................................          29,010             6,098                                6,212
The accompanying notes are an integral part of these financial statements.

                                                            EQ/Lord Abbett        EQ/Lord Abbett       EQ/Lord Abbett
                                                          Growth and Income*      Large Cap Core        Mid Cap Value*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               651,764                 2,663             1,289,341
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          7,423,284  $             34,420  $         14,612,571
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          7,917,306  $             33,549  $         15,001,236
Amount due from MONY America ..........................                    --                    --                 2,755
Amount due from respective Funds ......................                42,752                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          7,960,058  $             33,549  $         15,003,991
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                42,752                    --                    --
Amount due to respective funds ........................                    --                    --                 2,755
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                42,752                    --                 2,755
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          7,917,306  $             33,549  $         15,001,236
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             7,917,027                33,549            15,001,196
Retained by MONY America in Separate Account L ........                   279                    --                    40
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          7,917,306  $             33,549  $         15,001,236
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
 A .....................................................              646,462                                   1,279,173
 B .....................................................                5,302                                      10,168

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                              EQ/Marsico              EQ/Money            EQ/Montag &
                                                                 Focus                 Market*         Caldwell Growth
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               760,347            52,754,851             9,531,740
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $         10,868,190  $         52,756,644  $         45,810,991
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $         13,355,572  $         52,757,430  $         62,649,260
Amount due from MONY America ..........................                46,026                    --                49,428
Amount due from respective Funds ......................                    --                47,145                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $         13,401,598  $         52,804,575  $         62,698,688
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                47,145                    --
Amount due to respective funds ........................                32,191                    --                43,251
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                32,191                47,145                43,251
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $         13,369,407  $         52,757,430  $         62,655,437
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................            13,369,407            52,635,513            62,655,437
Retained by MONY America in Separate Account L ........                    --               121,917                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $         13,369,407  $         52,757,430  $         62,655,437
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
 A .....................................................                                 51,572,901
 B .....................................................                                  1,181,950
The accompanying notes are an integral part of these financial statements.

                                                            EQ/PIMCO           EQ/Short         EQ/Small       EQ/T. Rowe Price
                                                           Real Return      Duration Bond     Company Index*     Growth Stock
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................           392,733            67,778           531,227         2,397,904
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $      4,000,838  $        688,154  $      6,199,101  $     48,127,424
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $      4,140,386  $        684,124  $      6,165,498  $     51,421,013
Amount due from MONY America ..........................                 8             3,136             4,760               956
Amount due from respective Funds ......................             2,528                --                --            17,311
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $      4,142,922  $        687,260  $      6,170,258  $     51,439,280
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................             2,528                --                --            17,311
Amount due to respective funds ........................                --             3,133             4,758                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................             2,528             3,133             4,758            17,311
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $      4,140,394  $        684,127  $      6,165,500  $     51,421,969
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................         4,140,394           684,127         6,165,500        51,421,969
Retained by MONY America in Separate Account L ........                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $      4,140,394  $        684,127  $      6,165,500  $     51,421,969
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.

 A .....................................................                                              489,824
 B .....................................................                                               41,403

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                                                        EQ/Van Kampen
                                                            EQ/UBS Growth          EQ/Van Kampen          Emerging
                                                              and Income              Comstock         Markets Equity*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................             3,123,910                 5,478               163,981
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $         16,831,682  $             65,348  $          2,609,441
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value .. .  $         21,376,322  $             59,561  $          3,092,755
Amount due from MONY America ..........................                    --                    24                12,956
Amount due from respective Funds ......................                 1,458                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $         21,377,780  $             59,585  $          3,105,711
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                 1,458                    --                    --
Amount due to respective funds ........................                    --                    24                12,956
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                 1,458                    24                12,956
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $         21,376,322  $             59,561  $          3,092,755
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................            21,376,267                59,561             3,092,533
Retained by MONY America in Separate Account L ........                    55                    --                   222
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $         21,376,322  $             59,561  $          3,092,755
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
  A ..................................................                                                             96,542
  B ..................................................                                                             67,439
  Institutional
  Initial ............................................
  Service ............................................
The accompanying notes are an integral part of these financial statements.

                                                           EQ/Van Kampen    EQ/Van Kampen     Fidelity VIP      Fidelity VIP
                                                          Mid Cap Growth*    Real Estate*     Asset Manager     Contrafund(R)*
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................           802,529           956,177            12,425         1,845,579
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $     11,924,835  $      8,741,445  $        186,324  $     52,933,217
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value .. .  $     12,621,994  $      7,855,813  $        205,874  $     51,381,417
Amount due from MONY America ..........................             1,374                --                --             3,688
Amount due from respective Funds ......................                --            20,520                --             6,720
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $     12,623,368  $      7,876,333  $        205,874  $     51,391,825
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities

Amount due to MONY America ............................                --            20,520                --             6,720
Amount due to respective funds ........................             1,366                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................             1,366            20,520                --             6,720
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $     12,622,002  $      7,855,813  $        205,874  $     51,385,105
                                                         ================  ================  ================  ================
Net Assets:

Accumulation Units ....................................        12,622,002         7,855,813           205,874        51,385,105
Retained by MONY America in Separate Account L ........                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $     12,622,002  $      7,855,813  $        205,874  $     51,385,105
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
 A ..................................................              787,678          952,069
 B ..................................................              14,851            4,108
 Institutional
 Initial ............................................                                                                   743,136
 Service ............................................                                                                 1,102,443

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                           Fidelity VIP        Franklin         Franklin
                                                            Growth and          Income       Rising Dividends      Franklin
                                                              Income          Securities        Securities     Zero Coupon 2010
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................           113,616           640,521            30,119             6,943
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $      1,755,766  $     10,510,224  $        567,550  $        110,113
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $      1,932,600  $     11,087,415  $        580,392  $        112,619
Amount due from MONY America ..........................             2,504               967               463                 3
Amount due from respective Funds ......................                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $      1,935,104  $     11,088,382  $        580,855  $        112,622
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                --                --
Amount due to respective funds ........................             2,504               967               463                 3
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................             2,504               967               463                 3
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $      1,932,600  $     11,087,415  $        580,392  $        112,619
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................         1,932,597        10,843,520           580,392           112,619
Retained by MONY America in Separate Account L ........                 3           243,895                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $      1,932,600  $     11,087,415  $        580,392  $        112,619
                                                         ================  ================  ================  ================

                                                                                               Janus Aspen
                                                                                                  Series
                                                           Janus Aspen       Janus Aspen      International    Janus Aspen Series
                                                         Series Balanced    Series Forty*         Growth*         Mid Cap Growth
                                                         ----------------  ----------------  ----------------  ------------------
Assets
Shares held in respective Funds .......................           304,521           675,778           224,646             444,620
                                                         ----------------  ----------------  ----------------  ------------------
Investments at cost ...................................  $      7,472,563  $     17,362,951  $      8,920,428  $       11,484,105
                                                         ----------------  ----------------  ----------------  ------------------
Investment in respective Funds, at net asset value ....  $      9,150,848  $     27,803,974  $     14,592,221  $       17,758,104
Amount due from MONY America ..........................               983                34                --               7,456
Amount due from respective Funds ......................                --               451             2,751                  --
                                                         ----------------  ----------------  ----------------  ------------------
  Total Assets ........................................  $      9,151,831  $     27,804,459  $     14,594,972  $       17,765,560
                                                         ----------------  ----------------  ----------------  ------------------
Liabilities
Amount due to MONY America ............................                --               451             2,751                  --
Amount due to respective funds ........................               983                --                --               7,452
                                                         ----------------  ----------------  ----------------  ------------------
  Total Liabilities ...................................               983               451             2,751               7,452
                                                         ----------------  ----------------  ----------------  ------------------
Net Assets ............................................  $      9,150,848  $     27,804,008  $     14,592,221  $       17,758,108
                                                         ================  ================  ================  ==================
Net Assets:
Accumulation Units ....................................         9,150,830        27,804,008        14,592,210          17,758,108
Retained by MONY America in Separate Account L ........                18                --                11                  --
                                                         ----------------  ----------------  ----------------  ------------------
Total Net Assets ......................................  $      9,150,848  $     27,804,008  $     14,592,221  $       17,758,108
                                                         ================  ================  ================  ==================
-------
* Denotes multiple share classes held by the respective fund.
  Institutional                                                                     611,167           125,352
  Service ...............................................                            64,611            99,294
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                          Janus Aspen Series    Janus Aspen Series        MarketPLUS
                                                             Mid Cap Value       Worldwide Growth     International Core
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               200,294               466,637                 8,266
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          3,202,736  $         12,668,822  $            119,643
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          3,342,911  $         16,486,278  $            105,546
Amount due from MONY America ..........................                   417                 7,245                    89
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          3,343,328  $         16,493,523  $            105,635
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                   417                 7,245                    89
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                   417                 7,245                    89
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          3,342,911  $         16,486,278  $            105,546
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             3,342,909            16,486,188               105,546
Retained by MONY America in Separate Account L ........                     2                    90                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          3,342,911  $         16,486,278  $            105,546
                                                         ====================  ====================  ====================

                                                            MarketPLUS        MarketPLUS        MarketPLUS         MFS(R)
                                                          Large Cap Core   Large Cap Growth   Mid Cap Value       Utilities
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................             1,573             7,171            30,365            70,238
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $         17,268  $        123,261  $        414,604  $      1,892,672
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $         14,301  $        127,245  $        313,207  $      2,421,793
Amount due from MONY America ..........................                --               646               408             2,931
Amount due from respective Funds ......................                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $         14,301  $        127,891  $        313,615  $      2,424,724
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                --                --
Amount due to respective funds ........................                --               646               408             2,931
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................                --               646               408             2,931
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $         14,301  $        127,245  $        313,207  $      2,421,793
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................            14,301           127,245           312,909         2,421,790
Retained by MONY America in Separate Account L ........                --                --               298                 3
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $         14,301  $        127,245  $        313,207  $      2,421,793
                                                         ================  ================  ================  ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                            Multimanager     Multimanager      Multimanager       Multimanager
                                                         Aggressive Equity     Core Bond        Health Care       High Yield*
                                                         -----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................              1,346            19,203            10,170           362,031
                                                         -----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $          40,962  $        195,302  $        116,884  $      2,058,576
                                                         -----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $          42,477  $        199,709  $        111,313  $      1,932,192
Amount due from MONY America ..........................              1,900                61               172             5,892
Amount due from respective Funds ......................                 --                --                --                --
                                                         -----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $          44,377  $        199,770  $        111,485  $      1,938,084
                                                         -----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                 --                --                --                --
Amount due to respective funds ........................              1,900                61               172             5,892
                                                         -----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................              1,900                61               172             5,892
                                                         -----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $          42,477  $        199,709  $        111,313  $      1,932,192
                                                         =================  ================  ================  ================
Net Assets:
Accumulation Units ....................................             42,477           199,709           111,313         1,931,887
Retained by MONY America in Separate Account L ........                 --                --                --               305
                                                         -----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $          42,477  $        199,709  $        111,313  $      1,932,192
                                                         =================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                                                273,841
  B .....................................................                                                                 88,190
The accompanying notes are an integral part of these financial statements.

                                                             Multimanager           Multimanager          Multimanager
                                                         International Equity  Large Cap Core Equity    Large Cap Growth
                                                         --------------------  ---------------------  --------------------
Assets
Shares held in respective Funds .......................                15,350                  3,686                17,719
                                                         --------------------  ---------------------  --------------------
Investments at cost ...................................  $            254,833  $              45,797  $            183,397
                                                         --------------------  ---------------------  --------------------
Investment in respective Funds, at net asset value ....  $            251,011  $              42,998  $            171,315
Amount due from MONY America ..........................                 1,184                     --                14,361
Amount due from respective Funds ......................                    --                     --                    --
                                                         --------------------  ---------------------  --------------------
  Total Assets ........................................  $            252,195  $              42,998  $            185,676
                                                         --------------------  ---------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                     --                    --
Amount due to respective funds ........................                 1,184                     --                14,361
                                                         --------------------  ---------------------  --------------------
  Total Liabilities ...................................                 1,184                     --                14,361
                                                         --------------------  ---------------------  --------------------
Net Assets ............................................  $            251,011  $              42,998  $            171,315
                                                         ====================  =====================  ====================
Net Assets:
Accumulation Units ....................................               251,011                 42,998               171,315
Retained by MONY America in Separate Account L ........                    --                     --                    --
                                                         --------------------  ---------------------  --------------------
Total Net Assets ......................................  $            251,011  $              42,998  $            171,315
                                                         ====================  =====================  ====================

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                             Multimanager         Multimanager          Multimanager
                                                           Large Cap Value       Mid Cap Growth         Mid Cap Value
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                27,184                11,436                13,213
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $            357,451  $            111,589  $            135,406
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $            320,557  $            102,304  $            119,053
Amount due from MONY America ..........................                 1,144                    94                   241
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $            321,701  $            102,398  $            119,294
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                 1,144                    94                   241
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                 1,144                    94                   241
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $            320,557  $            102,304  $            119,053
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................               320,399               102,304               119,053
Retained by MONY America in Separate Account L ........                   158                    --                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $            320,557  $            102,304  $            119,053
                                                         ====================  ====================  ====================

                                                           Multimanager      Multimanager      Mulitmanager        Oppenheimer
                                                         Small Cap Growth  Small Cap Value      Technology      Global Securities
                                                         ----------------  ----------------  ----------------  ------------------
Assets
Shares held in respective Funds .......................         1,913,619             9,039            13,242              57,478
                                                         ----------------  ----------------  ----------------  ------------------
Investments at cost ...................................  $     15,530,931  $        121,841  $        164,991  $        1,905,074
                                                         ----------------  ----------------  ----------------  ------------------
Investment in respective Funds, at net asset value ....  $     17,055,382  $        101,601  $        171,859  $        2,084,731
Amount due from MONY America ..........................                --                57             5,801                 254
Amount due from respective Funds ......................            10,439                --                --                  --
                                                         ----------------  ----------------  ----------------  ------------------
  Total Assets ........................................  $     17,065,821  $        101,658  $        177,660  $        2,084,985
                                                         ----------------  ----------------  ----------------  ------------------
Liabilities
Amount due to MONY America ............................            10,439                --                --                  --
Amount due to respective funds ........................                --                57             5,801                 254
                                                         ----------------  ----------------  ----------------  ------------------
  Total Liabilities ...................................            10,439                57             5,801                 254
                                                         ----------------  ----------------  ----------------  ------------------
Net Assets ............................................  $     17,055,382  $        101,601  $        171,859  $        2,084,731
                                                         ================  ================  ================  ==================
Net Assets:
Accumulation Units ....................................        17,055,104           101,601           171,859           2,084,730
Retained by MONY America in Separate Account L ........               278                --                --                   1
                                                         ----------------  ----------------  ----------------  ------------------
Total Net Assets ......................................  $     17,055,382  $        101,601  $        171,859  $        2,084,731
                                                         ================  ================  ================  ==================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                             PIMCO Global        PIMCO StocksPLUS       UIF Emerging
                                                            Bond (Unhedged)     Growth and Income       Markets Debt
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               219,323               429,777                57,612
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          2,722,412  $          4,302,537  $            497,142
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          2,803,094  $          4,744,744  $            491,434
Amount due from MONY America ..........................                 2,016                    77                   958
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          2,805,110  $          4,744,821  $            492,392
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                 2,016                    77                   958
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                 2,016                    77                   958
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          2,803,094  $          4,744,744  $            491,434
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             2,800,918             4,744,732               491,434
Retained by MONY America in Separate Account L ........                 2,176                    12                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          2,803,094  $          4,744,744  $            491,434
                                                         ====================  ====================  ====================

                                                                                                  Van Eck           Van Eck
                                                           UIF Global          Van Eck       Worldwide Emerging   Worldwide Hard
                                                          Value Equity      Worldwide Bond        Markets            Assets
                                                         ----------------  ----------------  ------------------  ----------------
Assets
Shares held in respective Funds .......................           115,215            10,746             210,010            30,060
                                                         ----------------  ----------------  ------------------  ----------------
Investments at cost ...................................  $      1,863,097  $        120,326  $        4,538,137  $        996,850
                                                         ----------------  ----------------  ------------------  ----------------
Investment in respective Funds, at net asset value ....  $      1,896,443  $        130,247  $        5,821,476  $      1,238,172
Amount due from MONY America ..........................             5,103                --              11,644            12,736
Amount due from respective Funds ......................                --                --                  --                --
                                                         ----------------  ----------------  ------------------  ----------------
  Total Assets ........................................  $      1,901,546  $        130,247  $        5,833,120  $      1,250,908
                                                         ----------------  ----------------  ------------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                  --                --
Amount due to respective funds ........................             5,103                --              11,644            12,736
                                                         ----------------  ----------------  ------------------  ----------------
  Total Liabilities ...................................             5,103                --              11,644            12,736
                                                         ----------------  ----------------  ------------------  ----------------
Net Assets ............................................  $      1,896,443  $        130,247  $        5,821,476  $      1,238,172
                                                         ================  ================  ==================  ================
Net Assets:
Accumulation Units ....................................         1,896,443           130,247           5,821,476         1,238,167
Retained by MONY America in Separate Account L ........                --                --                  --                 5
                                                         ----------------  ----------------  ------------------  ----------------
Total Net Assets ......................................  $      1,896,443  $        130,247  $        5,821,476  $      1,238,172
                                                         ================  ================  ==================  ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

               Fund Name                                     Option
-------------------------------------- --------------------------------------------------
AIM V.I. Financial Services .......... MONY Corporate Sponsored Variable Universal Life
AIM V.I. Financial Services .......... MONY Variable Universal Life
AIM V.I. Financial Services .......... Survivorship Variable Universal Life

AIM V.I. Global Health Care .......... MONY Corporate Sponsored Variable Universal Life
AIM V.I. Global Health Care .......... MONY Variable Universal Life
AIM V.I. Global Health Care .......... Survivorship Variable Universal Life

AIM V.I. Technology .................. MONY Corporate Sponsored Variable Universal Life
AIM V.I. Technology .................. MONY Variable Universal Life
AIM V.I. Technology .................. Survivorship Variable Universal Life

All Asset Allocation ................. MONY Corporate Sponsored Variable Universal Life
All Asset Allocation ................. MONY Variable Universal Life
All Asset Allocation ................. Survivorship Variable Universal Life
All Asset Allocation ................. MONY Custom Estate Master
All Asset Allocation ................. MONY Custom Equity Master
All Asset Allocation ................. MONY Equity Master

AXA Aggressive Allocation ............ Incentive Life Legacy
AXA Aggressive Allocation ............ Incentive Life Legacy
AXA Aggressive Allocation ............ MONY Corporate Sponsored Variable Universal Life
AXA Aggressive Allocation ............ MONY Variable Universal Life
AXA Aggressive Allocation ............ Survivorship Variable Universal Life
AXA Aggressive Allocation ............ MONY Custom Estate Master
AXA Aggressive Allocation ............ MONY Custom Equity Master
AXA Aggressive Allocation ............ MONY Equity Master

AXA Conservative Allocation .......... Incentive Life Legacy
AXA Conservative Allocation .......... Incentive Life Legacy
AXA Conservative Allocation .......... MONY Corporate Sponsored Variable Universal Life
AXA Conservative Allocation .......... MONY Variable Universal Life
AXA Conservative Allocation .......... Survivorship Variable Universal Life
AXA Conservative Allocation .......... MONY Custom Estate Master
AXA Conservative Allocation .......... MONY Custom Equity Master
AXA Conservative Allocation .......... MONY Equity Master

AXA Conservative-Plus Allocation ..... Incentive Life Legacy
AXA Conservative-Plus Allocation ..... Incentive Life Legacy
AXA Conservative-Plus Allocation ..... MONY Corporate Sponsored Variable Universal Life
AXA Conservative-Plus Allocation ..... MONY Variable Universal Life
AXA Conservative-Plus Allocation ..... Survivorship Variable Universal Life
AXA Conservative-Plus Allocation ..... MONY Custom Estate Master
AXA Conservative-Plus Allocation ..... MONY Custom Equity Master
AXA Conservative-Plus Allocation ..... MONY Equity Master

AXA Moderate Allocation .............. Incentive Life Legacy
AXA Moderate Allocation .............. MONY Corporate Sponsored Variable Universal Life
AXA Moderate Allocation .............. MONY Variable Universal Life
AXA Moderate Allocation .............. Survivorship Variable Universal Life
AXA Moderate Allocation .............. MONY Custom Estate Master
AXA Moderate Allocation .............. MONY Custom Equity Master
AXA Moderate Allocation .............. MONY Equity Master

AXA Moderate-Plus Allocation ......... Incentive Life Legacy
AXA Moderate-Plus Allocation ......... Incentive Life Legacy
AXA Moderate-Plus Allocation ......... MONY Corporate Sponsored Variable Universal Life
AXA Moderate-Plus Allocation ......... MONY Variable Universal Life
AXA Moderate-Plus Allocation ......... Survivorship Variable Universal Life
AXA Moderate-Plus Allocation ......... MONY Custom Estate Master
AXA Moderate-Plus Allocation ......... MONY Custom Equity Master
AXA Moderate-Plus Allocation ......... MONY Equity Master

Dreyfus Stock Index Fund, Inc. ....... MONY Corporate Sponsored Variable Universal Life
Dreyfus Stock Index Fund, Inc. ....... MONY Custom Estate Master


                                                       Mortality
                                                           &
                                                        Expense       Unit Fair        Units
               Fund Name                   Class         Ratio          Value      Outstanding
-------------------------------------- ------------   ------------   ------------  ------------
AIM V.I. Financial Services ..........    Series I            0.00%  $      11.65         1,839
AIM V.I. Financial Services ..........    Series I            0.35%         11.59        21,037
AIM V.I. Financial Services ..........    Series I            0.35%         11.96         2,510

AIM V.I. Global Health Care ..........    Series I            0.00%  $      14.90         8,354
AIM V.I. Global Health Care ..........    Series I            0.35%         13.97        48,950
AIM V.I. Global Health Care ..........    Series I            0.35%         14.16           106

AIM V.I. Technology ..................    Series I            0.00%  $      13.92         4,420
AIM V.I. Technology ..................    Series I            0.35%         10.61        13,005
AIM V.I. Technology ..................    Series I            0.35%         12.27            --

All Asset Allocation .................       B                0.00%  $      13.90        13,080
All Asset Allocation .................       B                0.35%         13.16       195,835
All Asset Allocation .................       B                0.35%         12.66         3,615
All Asset Allocation .................       B                0.35%         11.99       171,014
All Asset Allocation .................       B                0.35%         12.15     1,177,649
All Asset Allocation .................       B                0.75%         25.11     2,996,300

AXA Aggressive Allocation ............       B                0.00%  $     165.60        24,022
AXA Aggressive Allocation ............       B                0.00%        165.60            97
AXA Aggressive Allocation ............       A                0.00%         10.10            --
AXA Aggressive Allocation ............       B                0.35%         10.07         6,631
AXA Aggressive Allocation ............       B                0.35%         10.07            --
AXA Aggressive Allocation ............       B                0.35%         10.07           323
AXA Aggressive Allocation ............       B                0.35%         10.07         6,665
AXA Aggressive Allocation ............       B                0.75%         10.04        10,136

AXA Conservative Allocation ..........       B                0.00%  $     125.29         1,066
AXA Conservative Allocation ..........       B                0.00%        125.29            --
AXA Conservative Allocation ..........       A                0.00%         10.44            --
AXA Conservative Allocation ..........       B                0.35%         10.40            --
AXA Conservative Allocation ..........       B                0.35%         10.40            --
AXA Conservative Allocation ..........       B                0.35%         10.40            --
AXA Conservative Allocation ..........       B                0.35%         10.40           185
AXA Conservative Allocation ..........       B                0.75%         10.38            --

AXA Conservative-Plus Allocation .....       B                0.00%  $     133.37         4,093
AXA Conservative-Plus Allocation .....       B                0.00%        133.37            11
AXA Conservative-Plus Allocation .....       A                0.00%         10.30            --
AXA Conservative-Plus Allocation .....       B                0.35%         10.27         7,966
AXA Conservative-Plus Allocation .....       B                0.35%         10.27            --
AXA Conservative-Plus Allocation .....       B                0.35%         10.27            --
AXA Conservative-Plus Allocation .....       B                0.35%         10.27            --
AXA Conservative-Plus Allocation .....       B                0.75%         10.24           423

AXA Moderate Allocation ..............       B                0.00%  $     145.96        26,899
AXA Moderate Allocation ..............       A                0.00%         10.30            --
AXA Moderate Allocation ..............       B                0.35%         10.26         3,652
AXA Moderate Allocation ..............       B                0.35%         10.26            --
AXA Moderate Allocation ..............       B                0.35%         10.26        21,036
AXA Moderate Allocation ..............       B                0.35%         10.26        20,345
AXA Moderate Allocation ..............       B                0.75%         10.24         2,768

AXA Moderate-Plus Allocation .........       B                0.00%  $     157.21        77,058
AXA Moderate-Plus Allocation .........       B                0.00%        157.21           121
AXA Moderate-Plus Allocation .........       A                0.00%         10.22         1,884
AXA Moderate-Plus Allocation .........       B                0.35%         10.19        18,035
AXA Moderate-Plus Allocation .........       B                0.35%         10.19            --
AXA Moderate-Plus Allocation .........       B                0.35%         10.19           323
AXA Moderate-Plus Allocation .........       B                0.35%         10.19        63,729
AXA Moderate-Plus Allocation .........       B                0.75%         10.17        15,678

Dreyfus Stock Index Fund, Inc. .......    Initial             0.00%  $      18.02     2,513,008
Dreyfus Stock Index Fund, Inc. .......    Initial             0.35%         11.64       104,663

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                    Fund Name                                          Option
------------------------------------------------ --------------------------------------------------
Dreyfus Stock Index Fund, Inc. ................. MONY Custom Equity Master
Dreyfus Stock Index Fund, Inc. ................. MONY Equity Master

EQ/AllianceBernstein Common Stock .............. Incentive Life Legacy
EQ/AllianceBernstein Common Stock .............. Incentive Life Legacy
EQ/AllianceBernstein Common Stock .............. MONY Corporate Sponsored Variable Universal Life

EQ/AllianceBernstein Intermediate Government
Securities ..................................... Incentive Life Legacy
EQ/AllianceBernstein Intermediate Government
Securities ..................................... Incentive Life Legacy

EQ/AllianceBernstein International ............. Incentive Life Legacy
EQ/AllianceBernstein International ............. MONY Corporate Sponsored Variable Universal Life

EQ/AllianceBernstein Large Cap Growth .......... Incentive Life Legacy

EQ/AllianceBernstein Quality Bond .............. Incentive Life Legacy
EQ/AllianceBernstein Quality Bond .............. Incentive Life Legacy
EQ/AllianceBernstein Quality Bond .............. MONY Corporate Sponsored Variable Universal Life

EQ/AllianceBernstein Small Cap Growth .......... Incentive Life Legacy
EQ/AllianceBernstein Small Cap Growth .......... MONY Corporate Sponsored Variable Universal Life
EQ/AllianceBernstein Small Cap Growth .......... MONY Variable Universal Life
EQ/AllianceBernstein Small Cap Growth .......... Survivorship Variable Universal Life

EQ/AllianceBernstein Value ..................... Incentive Life Legacy
EQ/AllianceBernstein Value ..................... Incentive Life Legacy
EQ/AllianceBernstein Value ..................... MONY Corporate Sponsored Variable Universal Life
EQ/AllianceBernstein Value ..................... MONY Variable Universal Life
EQ/AllianceBernstein Value ..................... Survivorship Variable Universal Life

EQ/Ariel Appreciation II ....................... Incentive Life Legacy

EQ/AXA Rosenberg Value Long/Short Equity ....... Incentive Life Legacy
EQ/AXA Rosenberg Value Long/Short Equity ....... Incentive Life Legacy

EQ/BlackRock Basic Value Equity ................ Incentive Life Legacy
EQ/BlackRock Basic Value Equity ................ MONY Variable Universal Life

EQ/BlackRock International Value ............... Incentive Life Legacy
EQ/BlackRock International Value ............... MONY Corporate Sponsored Variable Universal Life

EQ/Bond Index .................................. MONY Corporate Sponsored Variable Universal Life
EQ/Bond Index .................................. MONY Custom Estate Master
EQ/Bond Index .................................. MONY Custom Equity Master
EQ/Bond Index .................................. MONY Strategist
EQ/Bond Index .................................. MONY Equity Master

EQ/Boston Advisors Equity Income ............... Incentive Life Legacy
EQ/Boston Advisors Equity Income ............... MONY Corporate Sponsored Variable Universal Life
EQ/Boston Advisors Equity Income ............... MONY Variable Universal Life
EQ/Boston Advisors Equity Income ............... Survivorship Variable Universal Life
EQ/Boston Advisors Equity Income ............... MONY Custom Estate Master
EQ/Boston Advisors Equity Income ............... MONY Custom Equity Master
EQ/Boston Advisors Equity Income ............... MONY Strategist
EQ/Boston Advisors Equity Income ............... MONY Equity Master

EQ/Calvert Socially Responsible ................ Incentive Life Legacy
EQ/Calvert Socially Responsible ................ MONY Corporate Sponsored Variable Universal Life
EQ/Calvert Socially Responsible ................ MONY Variable Universal Life
EQ/Calvert Socially Responsible ................ Survivorship Variable Universal Life
EQ/Calvert Socially Responsible ................ MONY Custom Estate Master
EQ/Calvert Socially Responsible ................ MONY Custom Equity Master
EQ/Calvert Socially Responsible ................ MONY Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------------- ------------   ------------   ------------  ------------
Dreyfus Stock Index Fund, Inc. ..............    Initial             0.35%         11.70     1,172,227
Dreyfus Stock Index Fund, Inc. ..............    Initial             0.75%         10.53       449,533

EQ/AllianceBernstein Common Stock ...........       B                0.00%  $     115.89         6,676
EQ/AllianceBernstein Common Stock ...........       B                0.00%        115.89             5
EQ/AllianceBernstein Common Stock ...........       A                0.00%         17.96        23,633

EQ/AllianceBernstein Intermediate Government
Securities ..................................       B                0.00%  $     149.27           309
EQ/AllianceBernstein Intermediate Government
Securities ..................................       B                0.00%        149.27           305

EQ/AllianceBernstein International ..........       B                0.00%  $     171.21         4,251
EQ/AllianceBernstein International ..........       A                0.00%         16.75       192,157

EQ/AllianceBernstein Large Cap Growth .......       B                0.00%  $      88.85         1,151

EQ/AllianceBernstein Quality Bond ...........       B                0.00%  $     153.30           678
EQ/AllianceBernstein Quality Bond ...........       B                0.00%        153.30           130
EQ/AllianceBernstein Quality Bond ...........       A                0.00%         10.17            --

EQ/AllianceBernstein Small Cap Growth .......       B                0.00%  $     205.66         1,032
EQ/AllianceBernstein Small Cap Growth .......       A                0.00%         15.05        10,409
EQ/AllianceBernstein Small Cap Growth .......       A                0.35%         13.82        41,204
EQ/AllianceBernstein Small Cap Growth .......       A                0.35%         13.80         2,819

EQ/AllianceBernstein Value ..................       B                0.00%  $     150.30         8,603
EQ/AllianceBernstein Value ..................       B                0.00%        150.30             7
EQ/AllianceBernstein Value ..................       A                0.00%         18.36       583,729
EQ/AllianceBernstein Value ..................       A                0.35%         13.15        94,856
EQ/AllianceBernstein Value ..................       A                0.35%         12.78         3,868

EQ/Ariel Appreciation II ....................       B                0.00%  $     114.20           148

EQ/AXA Rosenberg Value Long/Short Equity ....       B                0.00%  $     112.54           151
EQ/AXA Rosenberg Value Long/Short Equity ....       B                0.00%        112.54            --

EQ/BlackRock Basic Value Equity .............       B                0.00%  $     279.01         1,224
EQ/BlackRock Basic Value Equity .............       B                0.35%         15.25        55,509

EQ/BlackRock International Value ............       B                0.00%  $     188.94         3,351
EQ/BlackRock International Value ............       A                0.00%         19.76       589,133

EQ/Bond Index ...............................       A                0.00%  $      16.06        63,945
EQ/Bond Index ...............................       A                0.35%         14.73        24,143
EQ/Bond Index ...............................       A                0.35%         14.63       144,469
EQ/Bond Index ...............................       A                0.60%         35.94         2,822
EQ/Bond Index ...............................       A                0.75%         17.91        77,729

EQ/Boston Advisors Equity Income ............       B                0.00%  $     136.96           641
EQ/Boston Advisors Equity Income ............       A                0.00%         19.23     1,272,321
EQ/Boston Advisors Equity Income ............       B                0.35%         16.48       122,867
EQ/Boston Advisors Equity Income ............       B                0.35%         15.71        11,979
EQ/Boston Advisors Equity Income ............       B                0.35%         15.88        48,844
EQ/Boston Advisors Equity Income ............       B                0.35%         16.21       383,684
EQ/Boston Advisors Equity Income ............       A                0.60%         12.06        52,393
EQ/Boston Advisors Equity Income ............       B                0.75%         14.06       154,014

EQ/Calvert Socially Responsible .............       B                0.00%  $     112.02           107
EQ/Calvert Socially Responsible .............       A                0.00%          9.99         7,723
EQ/Calvert Socially Responsible .............       B                0.35%         12.23        27,265
EQ/Calvert Socially Responsible .............       B                0.35%         12.23            --
EQ/Calvert Socially Responsible .............       A                0.35%          8.61         8,715
EQ/Calvert Socially Responsible .............       A                0.35%          8.94       161,444
EQ/Calvert Socially Responsible .............       A                0.75%          9.84        17,317

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

               Fund Name                                      Option
--------------------------------------- --------------------------------------------------
EQ/Capital Guardian Growth ............ Incentive Life Legacy
EQ/Capital Guardian Growth ............ MONY Corporate Sponsored Variable Universal Life

EQ/Capital Guardian Research .......... Incentive Life Legacy
EQ/Capital Guardian Research .......... MONY Strategist
EQ/Capital Guardian Research .......... MONY Corporate Sponsored Variable Universal Life
EQ/Capital Guardian Research .......... MONY Variable Universal Life
EQ/Capital Guardian Research .......... MONY Custom Estate Master
EQ/Capital Guardian Research .......... MONY Custom Equity Master
EQ/Capital Guardian Research .......... MONY Equity Master

EQ/Caywood-Scholl High Yield Bond ..... Incentive Life Legacy
EQ/Caywood-Scholl High Yield Bond ..... Incentive Life Legacy
EQ/Caywood-Scholl High Yield Bond ..... MONY Corporate Sponsored Variable Universal Life
EQ/Caywood-Scholl High Yield Bond ..... MONY Custom Estate Master
EQ/Caywood-Scholl High Yield Bond ..... MONY Custom Equity Master
EQ/Caywood-Scholl High Yield Bond ..... MONY Equity Master

EQ/Equity 500 Index ................... Incentive Life Legacy
EQ/Equity 500 Index ................... Incentive Life Legacy

EQ/Evergreen International Bond ....... Incentive Life Legacy
EQ/Evergreen International Bond ....... Incentive Life Legacy

EQ/Evergreen Omega .................... Incentive Life Legacy

EQ/FI Mid Cap ......................... Incentive Life Legacy
EQ/FI Mid Cap ......................... MONY Variable Universal Life
EQ/FI Mid Cap ......................... Survivorship Variable Universal Life

EQ/GAMCO Mergers and Acquisitions ..... Incentive Life Legacy

EQ/GAMCO Small Company Value .......... Incentive Life Legacy
EQ/GAMCO Small Company Value .......... Incentive Life Legacy
EQ/GAMCO Small Company Value .......... MONY Corporate Sponsored Variable Universal Life
EQ/GAMCO Small Company Value .......... MONY Variable Universal Life
EQ/GAMCO Small Company Value .......... Survivorship Variable Universal Life
EQ/GAMCO Small Company Value .......... MONY Custom Estate Master
EQ/GAMCO Small Company Value .......... MONY Custom Equity Master
EQ/GAMCO Small Company Value .......... MONY Equity Master

EQ/Government Securities .............. MONY Corporate Sponsored Variable Universal Life
EQ/Government Securities .............. MONY Variable Universal Life
EQ/Government Securities .............. Survivorship Variable Universal Life
EQ/Government Securities .............. MONY Custom Estate Master
EQ/Government Securities .............. MONY Custom Equity Master
EQ/Government Securities .............. MONY Equity Master

EQ/International Growth ............... Incentive Life Legacy
EQ/International Growth ............... Incentive Life Legacy
EQ/International Growth ............... MONY Corporate Sponsored Variable Universal Life
EQ/International Growth ............... MONY Custom Estate Master
EQ/International Growth ............... MONY Custom Equity Master
EQ/International Growth ............... MONY Equity Master

EQ/JPMorgan Core Bond ................. Incentive Life Legacy
EQ/JPMorgan Core Bond ................. MONY Corporate Sponsored Variable Universal Life
EQ/JPMorgan Core Bond ................. MONY Variable Universal Life
EQ/JPMorgan Core Bond ................. Survivorship Variable Universal Life
EQ/JPMorgan Core Bond ................. MONY Custom Estate Master
EQ/JPMorgan Core Bond ................. MONY Custom Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------        ------------   ------------   ------------  ------------
EQ/Capital Guardian Growth ..................       B                0.00%  $      87.78           918
EQ/Capital Guardian Growth ..................       A                0.00%         13.26       579,228

EQ/Capital Guardian Research ................       B                0.00%  $     148.80           657
EQ/Capital Guardian Research ................       A                0.60%         11.74       152,099
EQ/Capital Guardian Research ................       A                0.00%         10.39        45,691
EQ/Capital Guardian Research ................       A                0.35%         15.23        44,202
EQ/Capital Guardian Research ................       A                0.35%         10.37        14,170
EQ/Capital Guardian Research ................       A                0.35%         10.17       164,493
EQ/Capital Guardian Research ................       A                0.75%         12.75        17,310

EQ/Caywood-Scholl High Yield Bond ...........       B                0.00%  $     116.44           947
EQ/Caywood-Scholl High Yield Bond ...........       B                0.00%        116.44             5
EQ/Caywood-Scholl High Yield Bond ...........       B                0.00%         18.22        18,861
EQ/Caywood-Scholl High Yield Bond ...........       B                0.35%         16.09        48,496
EQ/Caywood-Scholl High Yield Bond ...........       B                0.35%         16.18       268,029
EQ/Caywood-Scholl High Yield Bond ...........       B                0.75%         22.50       263,872

EQ/Equity 500 Index .........................       B                0.00%  $     116.38         7,139
EQ/Equity 500 Index .........................       B                0.00%        116.38           696

EQ/Evergreen International Bond .............       B                0.00%  $     110.57           858
EQ/Evergreen International Bond .............       B                0.00%        110.57            10

EQ/Evergreen Omega ..........................       B                0.00%  $     108.08           238

EQ/FI Mid Cap ...............................       B                0.00%  $     151.40         3,440
EQ/FI Mid Cap ...............................       A                0.35%         17.87       184,829
EQ/FI Mid Cap ...............................       A                0.35%         17.09        10,898

EQ/GAMCO Mergers and Acquisitions ...........       B                0.00%  $     123.00         1,448

EQ/GAMCO Small Company Value ................       B                0.00%  $     153.87         3,230
EQ/GAMCO Small Company Value ................       B                0.00%        153.87           132
EQ/GAMCO Small Company Value ................       B                0.00%         33.77       113,043
EQ/GAMCO Small Company Value ................       B                0.35%         20.94       428,356
EQ/GAMCO Small Company Value ................       B                0.35%         20.13        18,488
EQ/GAMCO Small Company Value ................       B                0.35%         26.23        68,411
EQ/GAMCO Small Company Value ................       B                0.35%         27.77       856,806
EQ/GAMCO Small Company Value ................       B                0.75%         50.64       844,071

EQ/Government Securities ....................       A                0.00%  $      15.35       238,896
EQ/Government Securities ....................       A                0.35%         11.97       208,206
EQ/Government Securities ....................       A                0.35%         11.97         8,469
EQ/Government Securities ....................       A                0.35%         14.08        26,053
EQ/Government Securities ....................       A                0.35%         14.03       230,197
EQ/Government Securities ....................       A                0.75%         16.87       103,484

EQ/International Growth .....................       B                0.00%  $     169.40         1,026
EQ/International Growth .....................       B                0.00%        169.40           455
EQ/International Growth .....................       B                0.00%         16.23        14,854
EQ/International Growth .....................       B                0.35%         14.68        66,987
EQ/International Growth .....................       B                0.35%         15.62       540,759
EQ/International Growth .....................       B                0.75%         23.27       635,516

EQ/JPMorgan Core Bond .......................       B                0.00%  $     128.15         2,448
EQ/JPMorgan Core Bond .......................       A                0.00%         14.18     1,860,538
EQ/JPMorgan Core Bond .......................       A                0.35%         14.57       351,513
EQ/JPMorgan Core Bond .......................       A                0.35%         14.49        13,797
EQ/JPMorgan Core Bond .......................       A                0.35%         13.91        20,123
EQ/JPMorgan Core Bond .......................       A                0.35%         14.12       147,192

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

              Fund Name                                     Option
------------------------------------- --------------------------------------------------
EQ/JPMorgan Value Opportunities ..... Incentive Life Legacy
EQ/JPMorgan Value Opportunities ..... MONY Corporate Sponsored Variable Universal Life

EQ/Legg Mason Value Equity .......... Incentive Life Legacy

EQ/Long Term Bond ................... Incentive Life Legacy
EQ/Long Term Bond ................... MONY Corporate Sponsored Variable Universal Life
EQ/Long Term Bond ................... MONY Variable Universal Life
EQ/Long Term Bond ................... Survivorship Variable Universal Life
EQ/Long Term Bond ................... MONY Custom Estate Master
EQ/Long Term Bond ................... MONY Custom Equity Master
EQ/Long Term Bond ................... MONY Strategist
EQ/Long Term Bond ................... MONY Equity Master

EQ/Lord Abbett Growth and Income .... Incentive Life Legacy
EQ/Lord Abbett Growth and Income .... MONY Variable Universal Life
EQ/Lord Abbett Growth and Income .... Survivorship Variable Universal Life
EQ/Lord Abbett Growth and Income .... MONY Custom Estate Master
EQ/Lord Abbett Growth and Income .... MONY Custom Equity Master

EQ/Lord Abbett Large Cap Core ....... Incentive Life Legacy

EQ/Lord Abbett Mid Cap Value ........ Incentive Life Legacy
EQ/Lord Abbett Mid Cap Value ........ MONY Corporate Sponsored Variable Universal Life
EQ/Lord Abbett Mid Cap Value ........ MONY Variable Universal Life
EQ/Lord Abbett Mid Cap Value ........ Survivorship Variable Universal Life
EQ/Lord Abbett Mid Cap Value ........ MONY Custom Estate Master
EQ/Lord Abbett Mid Cap Value ........ MONY Custom Equity Master

EQ/Marsico Focus .................... Incentive Life Legacy
EQ/Marsico Focus .................... Incentive Life Legacy
EQ/Marsico Focus .................... MONY Custom Estate Master
EQ/Marsico Focus .................... MONY Custom Equity Master
EQ/Marsico Focus .................... MONY Equity Master

EQ/Money Market ..................... Incentive Life Legacy
EQ/Money Market ..................... MONY Corporate Sponsored Variable Universal Life
EQ/Money Market ..................... MONY Variable Universal Life
EQ/Money Market ..................... Survivorship Variable Universal Life
EQ/Money Market ..................... MONY Custom Estate Master
EQ/Money Market ..................... MONY Custom Equity Master
EQ/Money Market ..................... MONY Strategist
EQ/Money Market ..................... MONY Equity Master

EQ/Montag & Caldwell Growth ......... Incentive Life Legacy
EQ/Montag & Caldwell Growth ......... MONY Corporate Sponsored Variable Universal Life
EQ/Montag & Caldwell Growth ......... MONY Variable Universal Life
EQ/Montag & Caldwell Growth ......... Survivorship Variable Universal Life
EQ/Montag & Caldwell Growth ......... MONY Custom Estate Master
EQ/Montag & Caldwell Growth ......... MONY Custom Equity Master
EQ/Montag & Caldwell Growth ......... MONY Equity Master

EQ/PIMCO Real Return ................ Incentive Life Legacy
EQ/PIMCO Real Return ................ Incentive Life Legacy
EQ/PIMCO Real Return ................ MONY Corporate Sponsored Variable Universal Life
EQ/PIMCO Real Return ................ MONY Variable Universal Life
EQ/PIMCO Real Return ................ Survivorship Variable Universal Life
EQ/PIMCO Real Return ................ MONY Custom Estate Master
EQ/PIMCO Real Return ................ MONY Custom Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------------- ------------   ------------   ------------  ------------
EQ/JPMorgan Value Opportunities .............       B                0.00%  $     181.02           393
EQ/JPMorgan Value Opportunities .............       A                0.00%          9.12            --

EQ/Legg Mason Value Equity ..................       B                0.00%  $     107.28           710

EQ/Long Term Bond ...........................       B                0.00%  $     110.33           771
EQ/Long Term Bond ...........................       A                0.00%         18.24        20,420
EQ/Long Term Bond ...........................       A                0.35%         14.15       116,611
EQ/Long Term Bond ...........................       A                0.35%         14.33         4,080
EQ/Long Term Bond ...........................       A                0.35%         16.48        34,702
EQ/Long Term Bond ...........................       A                0.35%         16.02       243,412
EQ/Long Term Bond ...........................       A                0.60%         52.73           772
EQ/Long Term Bond ...........................       A                0.75%         23.04       103,313

EQ/Lord Abbett Growth and Income ............       B                0.00%  $     129.70           497
EQ/Lord Abbett Growth and Income ............       A                0.35%         15.50       312,757
EQ/Lord Abbett Growth and Income ............       A                0.35%         14.59        11,244
EQ/Lord Abbett Growth and Income ............       A                0.35%         15.51        12,186
EQ/Lord Abbett Growth and Income ............       A                0.35%         15.42       171,971

EQ/Lord Abbett Large Cap Core ...............       B                0.00%  $     132.91           252

EQ/Lord Abbett Mid Cap Value ................       B                0.00%  $     127.19           931
EQ/Lord Abbett Mid Cap Value ................       A                0.00%         16.64       451,783
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         17.49       213,647
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         15.66         4,837
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         16.02        18,188
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         16.02       203,781

EQ/Marsico Focus ............................       B                0.00%  $     187.95         4,334
EQ/Marsico Focus ............................       B                0.00%        187.95           216
EQ/Marsico Focus ............................       B                0.35%         13.15        79,771
EQ/Marsico Focus ............................       B                0.35%         13.15       643,811
EQ/Marsico Focus ............................       B                0.75%         13.03       229,398

EQ/Money Market .............................       B                0.00%  $     128.77         9,180
EQ/Money Market .............................       A                0.00%         11.12     3,452,039
EQ/Money Market .............................       A                0.35%         11.03       234,067
EQ/Money Market .............................       A                0.35%         11.03           291
EQ/Money Market .............................       A                0.35%         11.03       125,643
EQ/Money Market .............................       A                0.35%         11.03       516,512
EQ/Money Market .............................       A                0.60%         10.97        13,671
EQ/Money Market .............................       A                0.75%         10.92       308,850

EQ/Montag & Caldwell Growth .................       B                0.00%  $     144.30           686
EQ/Montag & Caldwell Growth .................       B                0.00%         10.67        33,877
EQ/Montag & Caldwell Growth .................       B                0.35%         13.23       630,117
EQ/Montag & Caldwell Growth .................       B                0.35%         12.94        16,798
EQ/Montag & Caldwell Growth .................       B                0.35%         12.57       436,466
EQ/Montag & Caldwell Growth .................       B                0.35%         12.92     3,379,023
EQ/Montag & Caldwell Growth .................       B                0.75%         10.12       442,859

EQ/PIMCO Real Return ........................       B                0.00%  $     112.18           895
EQ/PIMCO Real Return ........................       B                0.00%        112.18             8
EQ/PIMCO Real Return ........................       B                0.00%         13.13       124,705
EQ/PIMCO Real Return ........................       B                0.35%         13.08       123,204
EQ/PIMCO Real Return ........................       B                0.35%         13.01         4,990
EQ/PIMCO Real Return ........................       B                0.35%         12.97         5,612
EQ/PIMCO Real Return ........................       B                0.35%         13.00        50,159

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                 Fund Name                                        Option
------------------------------------------- --------------------------------------------------
EQ/Short Duration Bond .................... Incentive Life Legacy
EQ/Short Duration Bond .................... Incentive Life Legacy
EQ/Short Duration Bond .................... MONY Corporate Sponsored Variable Universal Life
EQ/Short Duration Bond .................... MONY Variable Universal Life

EQ/Small Company Index .................... Incentive Life Legacy
EQ/Small Company Index .................... Incentive Life Legacy
EQ/Small Company Index .................... MONY Corporate Sponsored Variable Universal Life
EQ/Small Company Index .................... MONY Variable Universal Life

EQ/T. Rowe Price Growth Stock ............. Incentive Life Legacy
EQ/T. Rowe Price Growth Stock ............. MONY Corporate Sponsored Variable Universal Life
EQ/T. Rowe Price Growth Stock ............. MONY Custom Estate Master
EQ/T. Rowe Price Growth Stock ............. MONY Custom Equity Master
EQ/T. Rowe Price Growth Stock ............. MONY Equity Master

EQ/UBS Growth and Income .................. Incentive Life Legacy
EQ/UBS Growth and Income .................. MONY Variable Universal Life
EQ/UBS Growth and Income .................. Survivorship Variable Universal Life
EQ/UBS Growth and Income .................. MONY Custom Estate Master
EQ/UBS Growth and Income .................. MONY Custom Equity Master
EQ/UBS Growth and Income .................. MONY Equity Master

EQ/Van Kampen Comstock .................... Incentive Life Legacy

EQ/Van Kampen Emerging Markets Equity ..... Incentive Life Legacy
EQ/Van Kampen Emerging Markets Equity ..... Incentive Life Legacy
EQ/Van Kampen Emerging Markets Equity ..... MONY Variable Universal Life
EQ/Van Kampen Emerging Markets Equity ..... Survivorship Variable Universal Life

EQ/Van Kampen Mid Cap Growth .............. Incentive Life Legacy
EQ/Van Kampen Mid Cap Growth .............. MONY Corporate Sponsored Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. MONY Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. Survivorship Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. MONY Custom Estate Master
EQ/Van Kampen Mid Cap Growth .............. MONY Custom Equity Master

EQ/Van Kampen Real Estate ................. Incentive Life Legacy
EQ/Van Kampen Real Estate ................. MONY Corporate Sponsored Variable Universal Life
EQ/Van Kampen Real Estate ................. MONY Variable Universal Life
EQ/Van Kampen Real Estate ................. Survivorship Variable Universal Life
EQ/Van Kampen Real Estate ................. MONY Custom Estate Master
EQ/Van Kampen Real Estate ................. MONY Custom Equity Master

Fidelity VIP Asset Manager ................ MONY Corporate Sponsored Variable Universal Life

Fidelity VIP Contrafund(R) ................ MONY Corporate Sponsored Variable Universal Life
Fidelity VIP Contrafund(R) ................ MONY Custom Estate Master
Fidelity VIP Contrafund(R) ................ MONY Custom Equity Master
Fidelity VIP Contrafund(R) ................ MONY Equity Master

Fidelity VIP Growth and Income ............ MONY Corporate Sponsored Variable Universal Life

Franklin Income Securities ................ MONY Corporate Sponsored Variable Universal Life
Franklin Income Securities ................ MONY Variable Universal Life
Franklin Income Securities ................ Survivorship Variable Universal Life

Franklin Rising Dividends Securities ...... MONY Variable Universal Life

Franklin Zero Coupon 2010 ................. MONY Variable Universal Life

Janus Aspen Series Balanced ............... MONY Custom Estate Master
Janus Aspen Series Balanced ............... MONY Custom Equity Master
Janus Aspen Series Balanced ............... MONY Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------------- ------------   ------------   ------------  ------------
EQ/Short Duration Bond ......................       B                0.00%  $     110.25           229
EQ/Short Duration Bond ......................       B                0.00%        110.25             8
EQ/Short Duration Bond ......................       A                0.00%         14.80        38,068
EQ/Short Duration Bond ......................       B                0.35%         11.14         8,494

EQ/Small Company Index ......................       B                0.00%  $     171.06         2,805
EQ/Small Company Index ......................       B                0.00%        171.06             5
EQ/Small Company Index ......................       A                0.00%          9.38       504,587
EQ/Small Company Index ......................       A                0.35%         17.38        54,737

EQ/T. Rowe Price Growth Stock ...............       B                0.00%  $     119.39           591
EQ/T. Rowe Price Growth Stock ...............       B                0.00%         13.89       165,758
EQ/T. Rowe Price Growth Stock ...............       B                0.35%         11.33       130,058
EQ/T. Rowe Price Growth Stock ...............       B                0.35%         11.45     1,121,540
EQ/T. Rowe Price Growth Stock ...............       B                0.75%         23.88     1,454,480

EQ/UBS Growth and Income ....................       B                0.00%  $     137.92           479
EQ/UBS Growth and Income ....................       B                0.35%         14.32       172,389
EQ/UBS Growth and Income ....................       B                0.35%         13.54         5,381
EQ/UBS Growth and Income ....................       B                0.35%         13.79       147,759
EQ/UBS Growth and Income ....................       B                0.35%         14.01       970,869
EQ/UBS Growth and Income ....................       B                0.75%         11.10       281,619

EQ/Van Kampen Comstock ......................       B                0.00%  $     118.91           501

EQ/Van Kampen Emerging Markets Equity .......       B                0.00%  $     304.02         4,113
EQ/Van Kampen Emerging Markets Equity .......       B                0.00%        304.02            63
EQ/Van Kampen Emerging Markets Equity .......       A                0.35%         41.87        38,382
EQ/Van Kampen Emerging Markets Equity .......       A                0.35%         39.42         5,490

EQ/Van Kampen Mid Cap Growth ................       B                0.00%  $     166.98         1,396
EQ/Van Kampen Mid Cap Growth ................       A                0.00%         20.27       200,264
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         12.38       434,926
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         12.29        18,622
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         19.88         6,828
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         19.24       134,204

EQ/Van Kampen Real Estate ...................       B                0.00%  $      83.44           405
EQ/Van Kampen Real Estate ...................       A                0.00%         22.99        68,932
EQ/Van Kampen Real Estate ...................       A                0.35%         24.62       154,037
EQ/Van Kampen Real Estate ...................       A                0.35%         22.94         7,199
EQ/Van Kampen Real Estate ...................       A                0.35%         22.38         6,632
EQ/Van Kampen Real Estate ...................       A                0.35%         22.59        94,379

Fidelity VIP Asset Manager ..................    Initial             0.00%  $      13.74        14,985

Fidelity VIP Contrafund(R) ..................    Initial             0.00%  $      17.96     1,154,664
Fidelity VIP Contrafund(R) ..................    Service             0.35%         17.31        82,103
Fidelity VIP Contrafund(R) ..................    Service             0.35%         18.62     1,041,363
Fidelity VIP Contrafund(R) ..................    Service             0.75%         16.12       610,340

Fidelity VIP Growth and Income ..............    Initial             0.00%  $      13.15       146,987

Franklin Income Securities ..................       2                0.00%  $       9.99       431,947
Franklin Income Securities ..................       2                0.35%         15.75       418,367
Franklin Income Securities ..................       2                0.35%          9.99        17,997

Franklin Rising Dividends Securities ........       2                0.35%  $      14.64        39,654

Franklin Zero Coupon 2010 ...................       2                0.35%  $      11.86         9,493

Janus Aspen Series Balanced .................  Institutional         0.35%  $      14.48        71,403
Janus Aspen Series Balanced .................  Institutional         0.35%         14.74       466,217
Janus Aspen Series Balanced .................  Institutional         0.75%         14.22        87,545

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                  Fund Name                                         Option
--------------------------------------------- --------------------------------------------------
Janus Aspen Series Forty .................... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Forty .................... MONY Variable Universal Life
Janus Aspen Series Forty .................... Survivorship Variable Universal Life
Janus Aspen Series Forty .................... MONY Custom Estate Master
Janus Aspen Series Forty .................... MONY Custom Equity Master
Janus Aspen Series Forty .................... MONY Equity Master

Janus Aspen Series International Growth ..... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series International Growth ..... MONY Variable Universal Life
Janus Aspen Series International Growth ..... Survivorship Variable Universal Life

Janus Aspen Series Mid Cap Growth ........... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Mid Cap Growth ........... MONY Custom Estate Master
Janus Aspen Series Mid Cap Growth ........... MONY Custom Equity Master
Janus Aspen Series Mid Cap Growth ........... MONY Equity Master

Janus Aspen Series Mid Cap Value ............ MONY Corporate Sponsored Variable Universal Life

Janus Aspen Series Worldwide Growth ......... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Worldwide Growth ......... MONY Custom Estate Master
Janus Aspen Series Worldwide Growth ......... MONY Custom Equity Master
Janus Aspen Series Worldwide Growth ......... MONY Equity Master

MarketPLUS International Core ............... Incentive Life Legacy
MarketPLUS International Core ............... Incentive Life Legacy

MarketPLUS Large Cap Core ................... Incentive Life Legacy

MarketPLUS Large Cap Growth ................. Incentive Life Legacy

MarketPLUS Mid Cap Value .................... Incentive Life Legacy

MFS(R) Utilities ............................ MONY Corporate Sponsored Variable Universal Life
MFS(R) Utilities ............................ MONY Variable Universal Life
MFS(R) Utilities ............................ Survivorship Variable Universal Life

Multimanager Aggressive Equity .............. Incentive Life Legacy

Multimanager Core Bond ...................... Incentive Life Legacy
Multimanager Core Bond ...................... MONY Corporate Sponsored Variable Universal Life

Multimanager Health Care .................... Incentive Life Legacy

Multimanager High Yield ..................... Incentive Life Legacy
Multimanager High Yield ..................... Incentive Life Legacy
Multimanager High Yield ..................... MONY Variable Universal Life
Multimanager High Yield ..................... Survivorship Variable Universal Life

Multimanager International Equity ........... Incentive Life Legacy

Multimanager Large Cap Core Equity .......... Incentive Life Legacy

Multimanager Large Cap Growth ............... Incentive Life Legacy
Multimanager Large Cap Growth ............... Incentive Life Legacy

Multimanager Large Cap Value ................ Incentive Life Legacy
Multimanager Large Cap Value ................ MONY Corporate Sponsored Variable Universal Life

Multimanager Mid Cap Growth ................. Incentive Life Legacy

Multimanager Mid Cap Value .................. Incentive Life Legacy
Multimanager Mid Cap Value .................. Incentive Life Legacy

Multimanager Small Cap Growth ............... Incentive Life Legacy
Multimanager Small Cap Growth ............... MONY Corporate Sponsored Variable Universal Life
Multimanager Small Cap Growth ............... MONY Variable Universal Life
Multimanager Small Cap Growth ............... Survivorship Variable Universal Life
Multimanager Small Cap Growth ............... MONY Custom Estate Master
Multimanager Small Cap Growth ............... MONY Custom Equity Master
Multimanager Small Cap Growth ............... MONY Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------        ------------   ------------   ------------  ------------
Janus Aspen Series Forty ....................  Institutional         0.00%  $      12.92       776,553
Janus Aspen Series Forty ....................    Service             0.35%         20.68       121,903
Janus Aspen Series Forty ....................    Service             0.35%         20.85         5,541
Janus Aspen Series Forty ....................  Institutional         0.35%         15.80        60,133
Janus Aspen Series Forty ....................  Institutional         0.35%         16.68       527,098
Janus Aspen Series Forty ....................  Institutional         0.75%         12.32       437,829

Janus Aspen Series International Growth .....  Institutional         0.00%  $      23.39       350,051
Janus Aspen Series International Growth .....    Service             0.35%         31.12       197,285
Janus Aspen Series International Growth .....    Service             0.35%         31.04         8,540

Janus Aspen Series Mid Cap Growth ...........  Institutional         0.00%  $       8.52       392,502
Janus Aspen Series Mid Cap Growth ...........  Institutional         0.35%          8.49        88,429
Janus Aspen Series Mid Cap Growth ...........  Institutional         0.35%         10.25     1,185,068
Janus Aspen Series Mid Cap Growth ...........  Institutional         0.75%         13.75       110,495

Janus Aspen Series Mid Cap Value ............    Service             0.00%  $      16.01       208,859

Janus Aspen Series Worldwide Growth .........  Institutional         0.00%  $      10.01        94,856
Janus Aspen Series Worldwide Growth .........  Institutional         0.35%          9.75        88,660
Janus Aspen Series Worldwide Growth .........  Institutional         0.35%         11.08       921,175
Janus Aspen Series Worldwide Growth .........  Institutional         0.75%          7.85       569,308

MarketPLUS International Core ...............       B                0.00%  $     171.65           609
MarketPLUS International Core ...............       B                0.00%        171.65             6

MarketPLUS Large Cap Core ...................       B                0.00%  $     116.64           123

MarketPLUS Large Cap Growth .................       B                0.00%  $     198.96           640

MarketPLUS Mid Cap Value ....................       B                0.00%  $     196.96         1,590

MFS(R) Utilities ............................    Initial             0.00%  $      31.68        24,321
MFS(R) Utilities ............................    Initial             0.35%         29.71        51,877
MFS(R) Utilities ............................    Initial             0.35%         28.47         3,875

Multimanager Aggressive Equity ..............       B                0.00%  $     101.51           418

Multimanager Core Bond ......................       B                0.00%  $     130.81         1,527
Multimanager Core Bond ......................       B                0.00%         10.26            --

Multimanager Health Care ....................       B                0.00%  $     140.94           790

Multimanager High Yield .....................       B                0.00%  $     138.09         3,359
Multimanager High Yield .....................       B                0.00%        138.09            36
Multimanager High Yield .....................       A                0.35%         15.39        91,599
Multimanager High Yield .....................       A                0.35%         14.76         3,635

Multimanager International Equity ...........       B                0.00%  $     264.21           950

Multimanager Large Cap Core Equity ..........       B                0.00%  $     172.31           250

Multimanager Large Cap Growth ...............       B                0.00%  $     156.43           927
Multimanager Large Cap Growth ...............       B                0.00%        156.43           169
Multimanager Large Cap Value ................       B                0.00%  $     193.37         1,658
Multimanager Large Cap Value ................       B                0.00%          9.43            --

Multimanager Mid Cap Growth .................       B                0.00%  $     202.77           505

Multimanager Mid Cap Value ..................       B                0.00%  $     149.14           790
Multimanager Mid Cap Value ..................       B                0.00%        149.14             8

Multimanager Small Cap Growth ...............       B                0.00%  $     141.15         1,221
Multimanager Small Cap Growth ...............       B                0.00%         13.70       154,153
Multimanager Small Cap Growth ...............       B                0.35%         13.39       253,802
Multimanager Small Cap Growth ...............       B                0.35%         13.32         1,950
Multimanager Small Cap Growth ...............       B                0.35%         19.23        55,071
Multimanager Small Cap Growth ...............       B                0.35%         19.77       450,783
Multimanager Small Cap Growth ...............       B                0.75%         12.53       110,059

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                Fund Name                                      Option
---------------------------------------- --------------------------------------------------
Multimanager Small Cap Value ........... Incentive Life Legacy
Multimanager Small Cap Value ........... Incentive Life Legacy

Multimanager Technology ................ Incentive Life Legacy

Oppenheimer Global Securities .......... MONY Variable Universal Life

PIMCO Global Bond (Unhedged) ........... MONY Variable Universal Life
PIMCO Global Bond (Unhedged) ........... Survivorship Variable Universal Life
PIMCO Global Bond (Unhedged) ........... MONY Custom Estate Master
PIMCO Global Bond (Unhedged) ........... MONY Custom Equity Master

PIMCO StocksPLUS Growth and Income ..... MONY Variable Universal Life
PIMCO StocksPLUS Growth and Income ..... Survivorship Variable Universal Life

UIF Emerging Markets Debt .............. MONY Corporate Sponsored Variable Universal Life

UIF Global Value Equity ................ MONY Corporate Sponsored Variable Universal Life
UIF Global Value Equity ................ MONY Variable Universal Life
UIF Global Value Equity ................ Survivorship Variable Universal Life

Van Eck Worldwide Bond ................. MONY Corporate Sponsored Variable Universal Life

Van Eck Worldwide Emerging Markets ..... MONY Corporate Sponsored Variable Universal Life

Van Eck Worldwide Hard Assets .......... MONY Corporate Sponsored Variable Universal Life

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------        ------------   ------------   ------------  ------------
Multimanager Small Cap Value ................       B                0.00%  $     207.32           488
Multimanager Small Cap Value ................       B                0.00%        207.32             2

Multimanager Technology .....................       B                0.00%  $     217.54           790

Oppenheimer Global Securities ...............    Service             0.35%  $      21.15        98,572

PIMCO Global Bond (Unhedged) ................  Administrative        0.35%  $      15.97       115,232
PIMCO Global Bond (Unhedged) ................  Administrative        0.35%         16.02         4,074
PIMCO Global Bond (Unhedged) ................  Administrative        0.35%         14.60         4,724
PIMCO Global Bond (Unhedged) ................  Administrative        0.35%         15.39        53,718

PIMCO StocksPLUS Growth and Income ..........  Administrative        0.35%  $      15.17       308,224
PIMCO StocksPLUS Growth and Income ..........  Administrative        0.35%         15.43         4,398

UIF Emerging Markets Debt ...................       I                0.00%  $      19.23        25,554

UIF Global Value Equity .....................       I                0.00%  $      15.84        78,480
UIF Global Value Equity .....................       I                0.35%         16.70        37,961
UIF Global Value Equity .....................       I                0.35%         19.05         1,013

Van Eck Worldwide Bond ......................    Initial             0.00%  $      17.60         7,400

Van Eck Worldwide Emerging Markets ..........    Initial             0.00%  $      25.32       229,915

Van Eck Worldwide Hard Assets ...............    Initial             0.00%  $      47.84        25,882

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                        AIM V.I.          AIM V.I.
                                                        Financial          Global              AIM V.I.          All Asset
                                                        Services         Health Care          Technology         Allocation
                                                    ----------------   ----------------   ----------------   ----------------
Income:
 Dividend income .................................  $          6,270                 --                 --   $      3,456,852
Expenses:
Mortality and expense risk charges ...............            (1,251)            (2,751)              (668)          (658,682)
                                                    ----------------   ----------------   ----------------   ----------------
Net investment income/(loss) .....................             5,019             (2,751)              (668)         2,798,170
                                                    ----------------   ----------------   ----------------   ----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            17,880             44,713              8,482         (2,216,908)
 Realized gain distributions .....................            23,671                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Realized gain/(loss) .............................            41,551             44,713              8,482         (2,216,908)
                                                    ----------------   ----------------   ----------------   ----------------
Change in unrealized appreciation/(depreciation)..          (130,782)            41,553              4,752          3,169,348
                                                    ----------------   ----------------   ----------------   ----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $        (84,212)  $         83,515   $         12,566   $      3,750,610
                                                    ================   ================   ================   ================

                                                     AXA Aggressive     AXA Conservative    AXA Conservative-     AXA Moderate
                                                       Allocation           Allocation       Plus Allocation       Allocation
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          93,071   $           4,621   $          19,614   $         129,276
Expenses:
Mortality and expense risk charges ...............               (342)                 (2)                (89)               (439)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             92,729               4,619              19,525             128,837
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .              6,209                 106               2,246               3,660
 Realized gain distributions .....................            108,358               1,811               8,650              48,851
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            114,567               1,917              10,896              52,511
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..           (185,381)             (2,873)            (20,354)           (110,690)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          21,915   $           3,663   $          10,067   $          70,658
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                            AXA Moderate-          Dreyfus Stock       EQ/AllianceBernstein
                                                           Plus Allocation        Index Fund, Inc.         Common Stock
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $            343,705   $          1,283,040   $             12,801
Expenses:
Mortality and expense risk charges ....................                (1,491)              (382,550)                (1,060)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................               342,214                900,490                 11,741
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                20,574              6,575,922                 16,542
 Realized gain distributions ..........................               272,921                     --                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................               293,495              6,575,922                 16,542
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......              (396,911)            (3,554,649)               (23,744)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            238,798   $          3,921,763   $              4,539
                                                         ====================   ====================   ====================


                                                          EQ/AllianceBernstein
                                                              Intermediate
                                                               Government          EQ/AllianceBernstein     EQ/AllianceBernstein
                                                             Securities (a)            International          Large Cap Growth
                                                         ----------------------   ----------------------   ----------------------
Income:
 Dividend income ......................................  $                2,481   $               57,530   $                   --
Expenses:
Mortality and expense risk charges ....................                      --                  (24,871)                      --
                                                         ----------------------   ----------------------   ----------------------
Net investment income/(loss) ..........................                   2,481                   32,659                       --
                                                         ----------------------   ----------------------   ----------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                      17                1,108,096                      559
 Realized gain distributions ..........................                      --                  363,418                       --
                                                         ----------------------   ----------------------   ----------------------
Realized gain/(loss) ..................................                      17                1,471,514                      559
                                                         ----------------------   ----------------------   ----------------------
Change in unrealized appreciation/(depreciation) ......                    (895)              (1,024,527)                   4,947
                                                         ----------------------   ----------------------   ----------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $                1,603   $              479,646   $                5,506
                                                         ======================   ======================   ======================


                                                    EQ/AllianceBernstein
                                                        Quality Bond
                                                    --------------------
Income:
 Dividend income .................................  $              5,157
Expenses:
Mortality and expense risk charges ...............                    --
                                                    --------------------
Net investment income/(loss) .....................                 5,157
                                                    --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .                   281
 Realized gain distributions .....................                    --
                                                    --------------------
Realized gain/(loss) .............................                   281
                                                    --------------------
Change in unrealized appreciation/(depreciation) .                (2,506)
                                                    --------------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $              2,932
                                                    ====================

-------
(a) Commenced operations on April 27, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                          EQ/AllianceBernstein
                                                               Small Cap          EQ/AllianceBernstein         EQ/Ariel
                                                                Growth                   Value             Appreciation II
                                                         ----------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $                   --   $            220,514   $                 66
Expenses:
Mortality and expense risk charges ....................                  (1,061)                (3,438)                    --
                                                         ----------------------   --------------------   --------------------
Net investment income/(loss) ..........................                  (1,061)               217,076                     66
                                                         ----------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                  23,499                  1,977                     14
 Realized gain distributions ..........................                 119,386                813,925                     89
                                                         ----------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 142,885                815,902                    103
                                                         ----------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                 (90,207)            (1,134,987)                (1,338)
                                                         ----------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $               51,617   $           (102,009)  $             (1,169)
                                                         ======================   ====================   ====================

                                                     EQ/AXA Rosenberg      EQ/BlackRock       EQ/BlackRock
                                                       Value Long/         Basic Value        International          EQ/Bond
                                                     Short Equity (a)         Equity              Value               Index
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $             120   $          13,161   $         255,254   $         259,261
Expenses:
Mortality and expense risk charges ...............                 --                (374)            (32,157)            (36,050)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................                120              12,787             223,097             223,211
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .                 (6)              2,625             414,201            (265,251)
 Realized gain distributions .....................                 --              89,125           1,212,766                  --
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................                 (6)             91,750           1,626,967            (265,251)
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation) .                 55            (111,525)           (704,927)            408,044
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $             169   $          (6,988)  $       1,145,137   $         366,004
                                                    =================   =================   =================   =================

-------
(a) Commenced operations on April 27, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                                    EQ/Calvert
                                                          EQ/Boston Advisors         Socially               EQ/Capital
                                                             Equity Income          Responsible           Guardian Growth
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $            741,995   $              8,956   $                 --
Expenses:
Mortality and expense risk charges ....................               (64,361)                (7,858)                (2,325)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................               677,634                  1,098                 (2,325)
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               927,734                 92,077                 25,922
 Realized gain distributions ..........................             2,165,791                 93,588                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................             3,093,525                185,665                 25,922
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......            (3,435,956)                34,014               (207,035)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            335,203   $            220,777   $           (183,438)
                                                         ====================   ====================   ====================

                                                        EQ/Capital      EQ/Caywood-Scholl       EQ/Equity          EQ/Evergreen
                                                    Guardian Research    High Yield Bond        500 Index       International Bond
                                                    -----------------   -----------------   -----------------   ------------------
Income:
 Dividend income .................................  $          63,194   $         769,623   $          11,895   $            1,939
Expenses:
Mortality and expense risk charges ...............            (13,853)            (69,028)                 --                   --
                                                    -----------------   -----------------   -----------------   ------------------
Net investment income/(loss) .....................             49,341             700,595              11,895                1,939
                                                    -----------------   -----------------   -----------------   ------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .             19,172             112,488               4,272                  111
 Realized gain distributions .....................             54,409                  --              24,585                   28
                                                    -----------------   -----------------   -----------------   ------------------
Realized gain/(loss) .............................             73,581             112,488              28,857                  139
                                                    -----------------   -----------------   -----------------   ------------------
Change in unrealized appreciation/(depreciation) .           (127,575)           (557,133)            (37,870)               2,947
                                                    -----------------   -----------------   -----------------   ------------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          (4,653)  $         255,950   $           2,882   $            5,025
                                                    =================   =================   =================   ==================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                                                             EQ/GAMCO
                                                              EQ/Evergreen              EQ/FI               Mergers and
                                                                  Omega                Mid Cap             Acquisitions
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $                 --   $                 --   $              1,219
Expenses:
Mortality and expense risk charges ....................                    --                (11,103)                    --
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                    --                (11,103)                 1,219
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                    56                207,082                     77
 Realized gain distributions ..........................                   869                513,210                  7,423
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                   925                720,292                  7,500
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                (1,026)              (496,431)                (9,001)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $               (101)  $            212,758   $               (282)
                                                         ====================   ====================   ====================

                                                          EQ/GAMCO           EQ/Government     EQ/International     EQ/JPMorgan
                                                    Small Company Value        Securities           Growth           Core Bond
                                                    --------------------   -----------------   -----------------  -----------------
Income:
 Dividend income .................................  $            353,272   $         532,469   $         125,232  $       1,585,326
Expenses:
Mortality and expense risk charges ...............              (489,824)            (55,301)           (142,190)           (49,714)
                                                    --------------------   -----------------   -----------------  -----------------
Net investment income/(loss) .....................              (136,552)            477,168             (16,958)         1,535,612
                                                    --------------------   -----------------   -----------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .             6,037,137            (163,426)            879,543           (366,270)
 Realized gain distributions .....................             2,934,380                  --             852,059                 --
                                                    --------------------   -----------------   -----------------  -----------------
Realized gain/(loss) .............................             8,971,517            (163,426)          1,731,602           (366,270)
                                                    --------------------   -----------------   -----------------  -----------------
Change in unrealized appreciation/(depreciation) .            (1,627,496)            390,174           1,654,254           (779,659)
                                                    --------------------   -----------------   -----------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          7,207,469   $         703,917   $       3,368,898  $         389,683
                                                    ====================   =================   =================  =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                              EQ/JPMorgan          EQ/Legg Mason             EQ/Long
                                                          Value Opportunities      Value Equity             Term Bond
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $              1,053   $                 --   $            372,175
Expenses:
Mortality and expense risk charges ....................                    --                     --                (46,775)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                 1,053                     --                325,400
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                  (680)                  (221)               (71,708)
 Realized gain distributions ..........................                 9,913                  1,440                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 9,233                  1,219                (71,708)
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......               (13,636)                (6,956)               406,490
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $             (3,350)  $             (5,737)  $            660,182
                                                         ====================   ====================   ====================

                                                     EQ/Lord Abbett
                                                       Growth and        EQ/Lord Abbett       EQ/Lord Abbett       EQ/Marsico
                                                         Income          Large Cap Core       Mid Cap Value           Focus
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $         108,902   $             212   $         115,254   $          22,142
Expenses:
Mortality and expense risk charges ...............            (27,925)                 --             (53,699)            (54,721)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             80,977                 212              61,555             (32,579)
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .            450,797                 180           1,092,767             857,731
 Realized gain distributions .....................            303,915               1,018           1,005,521           1,052,115
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            754,712               1,198           2,098,288           1,909,846
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation) .           (574,646)               (878)         (2,028,338)           (277,867)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         261,043   $             532   $         131,505   $       1,599,400
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                               EQ/Money             EQ/Montag &              EQ/PIMCO
                                                                Market            Caldwell Growth           Real Return
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $          2,662,880   $            114,186   $             97,879
Expenses:
Mortality and expense risk charges ....................              (266,727)              (222,231)               (23,298)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................             2,396,153               (108,045)                74,581
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                 1,738              1,625,639               (174,785)
 Realized gain distributions ..........................                    --                     --                 35,008
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 1,738              1,625,639               (139,777)
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                   760              9,309,227                544,565
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $          2,398,651   $         10,826,821   $            479,369
                                                         ====================   ====================   ====================

                                                         EQ/Short            EQ/Small       EQ/T. Rowe Price      EQ/UBS Growth
                                                      Duration Bond       Company Index       Growth Stock         and Income
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          31,225   $         101,999   $          38,124   $         178,702
Expenses:
Mortality and expense risk charges ...............             (5,961)             (1,926)           (329,777)            (93,624)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             25,264             100,073            (291,653)             85,078
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            (97,924)             10,856            (619,181)          1,007,258
 Realized gain distributions .....................                 --             431,148           2,824,141                  --
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            (97,924)            442,004           2,204,960           1,007,258
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..            122,172            (578,664)          1,498,084            (878,404)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          49,512   $         (36,587)  $       3,411,391   $         213,932
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                   EQ/Van Kampen
                                                            EQ/Van Kampen            Emerging             EQ/Van Kampen
                                                               Comstock            Markets Equity         Mid Cap Growth
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $                950   $                 --   $             57,535
Expenses:
Mortality and expense risk charges ....................                    --                 (5,296)                (6,364)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                   950                 (5,296)                51,171
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                   (36)               182,629                 63,633
 Realized gain distributions ..........................                 1,958                514,783                465,524
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 1,922                697,412                529,157
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                (5,807)                40,106               (298,471)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $             (2,935)  $            732,222   $            281,857
                                                         ====================   ====================   ====================

                                                                                                                  Fidelity VIP
                                                      EQ/Van Kampen       Fidelity VIP        Fidelity VIP         Growth and
                                                     Real Estate (b)      Asset Manager       Contrafund(R)          Income
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          77,284   $          10,906   $         431,185   $          27,361
Expenses:
Mortality and expense risk charges ...............            (12,195)               (736)           (182,804)             (5,589)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             65,089              10,170             248,381              21,772
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            239,913               1,444           3,862,032              35,314
 Realized gain distributions .....................             49,796               4,374          12,256,837              44,497
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            289,709               5,818          16,118,869              79,811
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..         (1,082,441)              9,060          (9,146,609)             16,472
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $        (727,643)  $          25,048   $       7,220,641   $         118,055
                                                    =================   =================   =================   =================

-------
(b) Commenced operations on August 17, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                            Franklin Income       Franklin Rising            Franklin
                                                               Securities       Dividends Securities     Zero Coupon 2010
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $             48,683   $             13,930   $              4,932
Expenses:
Mortality and expense risk charges ....................                (9,688)                (2,143)                  (371)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                38,995                 11,787                  4,561
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               121,411                 35,967                   (987)
 Realized gain distributions ..........................                 9,028                  8,544                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................               130,439                 44,511                   (987)
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......               (32,524)               (73,106)                 4,738
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            136,910   $            (16,808)  $              8,312
                                                         ====================   ====================   ====================

                                                                                                 Janus Aspen        Janus Aspen
                                                       Janus Aspen         Janus Aspen      Series International     Series Mid
                                                     Series Balanced       Series Forty            Growth            Cap Growth
                                                    -----------------   -----------------   --------------------  -----------------
Income:
 Dividend income .................................  $         233,241   $          81,899   $             73,495  $          36,755
Expenses:
Mortality and expense risk charges ...............            (36,649)            (98,366)               (44,087)           (66,075)
                                                    -----------------   -----------------   --------------------  -----------------
Net investment income/(loss) .....................            196,592             (16,467)                29,408            (29,320)
                                                    -----------------   -----------------   --------------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .            389,724           1,948,475              2,428,614          1,535,086
 Realized gain distributions .....................                 --                  --                     --             91,306
                                                    -----------------   -----------------   --------------------  -----------------
Realized gain/(loss) .............................            389,724           1,948,475              2,428,614          1,626,392
                                                    -----------------   -----------------   --------------------  -----------------
Change in unrealized appreciation/(depreciation) .            270,030           5,720,774                863,414          1,737,583
                                                    -----------------   -----------------   --------------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         856,346   $       7,652,782   $          3,321,436  $       3,334,655
                                                    =================   =================   ====================  =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                          Janus Aspen Series
                                                                Mid Cap          Janus Aspen Series
                                                                 Value            Worldwide Growth
                                                         --------------------   --------------------
Income:
 Dividend income ......................................  $             39,795   $            127,547
Expenses:
Mortality and expense risk charges ....................               (15,333)               (80,514)
                                                         --------------------   --------------------
Net investment income/(loss) ..........................                24,462                 47,033
                                                         --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               232,313                510,138
 Realized gain distributions ..........................               128,673                     --
                                                         --------------------   --------------------
Realized gain/(loss) ..................................               360,986                510,138
                                                         --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......              (254,999)               899,507
                                                         --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            130,449   $          1,456,678
                                                         ====================   ====================

                                                                                               MarketPLUS         MarketPLUS
                                                         MarketPLUS         MarketPLUS          Large Cap           Mid Cap
                                                    International Core    Large Cap Core         Growth              Value
                                                    ------------------   -----------------   -----------------  -----------------
Income:
 Dividend income .................................  $              377   $             157   $             366  $           3,410
Expenses:
Mortality and expense risk charges ...............                  --                  --                  --                 --
                                                    ------------------   -----------------   -----------------  -----------------
Net investment income/(loss) .....................                 377                 157                 366              3,410
                                                    ------------------   -----------------   -----------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..                 296                  29                 234                 74
 Realized gain distributions .....................              19,188               2,614                  --             76,370
                                                    ------------------   -----------------   -----------------  -----------------
Realized gain/(loss) .............................              19,484               2,643                 234             76,444
                                                    ------------------   -----------------   -----------------  -----------------
Change in unrealized appreciation/(depreciation)..             (14,059)             (2,963)              3,996            (99,620)
                                                    ------------------   -----------------   -----------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $            5,802   $            (163)  $           4,596  $         (19,766)
                                                    ==================   =================   =================  =================

                                                      MFS(R) Utilities
                                                    --------------------
Income:
 Dividend income .................................  $             21,614
Expenses:
Mortality and expense risk charges ...............                (8,211)
                                                    --------------------
Net investment income/(loss) .....................                13,403
                                                    --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..               265,122
 Realized gain distributions .....................               156,668
                                                    --------------------
Realized gain/(loss) .............................               421,790
                                                    --------------------
Change in unrealized appreciation/(depreciation)..               103,045
                                                    --------------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $            538,238
                                                    ====================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                             Multimanager
                                                              Aggressive           Multimanager           Multimanager
                                                                Equity              Core Bond              Health Care
                                                         --------------------  --------------------   --------------------
Income:
 Dividend income ......................................  $                 --  $              3,672   $                 --
Expenses:
Mortality and expense risk charges ....................                    --                    --                     --
                                                         --------------------  --------------------   --------------------
Net investment income/(loss) ..........................                    --                 3,672                     --
                                                         --------------------  --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                    74                  (269)                   720
 Realized gain distributions ..........................                    --                    --                  7,559
                                                         --------------------  --------------------   --------------------
Realized gain/(loss) ..................................                    74                  (269)                 8,279
                                                         --------------------  --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                 1,222                 4,500                 (5,542)
                                                         --------------------  --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $              1,296  $              7,903   $              2,737
                                                         ====================  ====================   ====================

                                                                           Multimanager       Multimanager
                                                      Multimanager        International         Large Cap         Multimanager
                                                       High Yield             Equity           Core Equity      Large Cap Growth
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $         148,027   $           1,584   $             171   $              --
Expenses:
Mortality and expense risk charges ...............             (5,119)                 --                  --                  --
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................            142,908               1,584                 171                  --
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..               (704)                876                 139                 223
 Realized gain distributions .....................                 --              12,274               2,466              16,668
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................               (704)             13,150               2,605              16,891
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..            (95,418)             (3,764)             (2,756)            (11,795)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          46,786   $          10,970   $              20   $           5,096
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                             Multimanager           Multimanager           Multimanager
                                                              Large Cap               Mid Cap                Mid Cap
                                                                Value                  Growth                 Value
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $              3,357   $                 --   $                 --
Expenses:
Mortality and expense risk charges ....................                    --                     --                     --
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                 3,357                     --                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                   503                  1,246                  1,744
 Realized gain distributions ..........................                29,843                  8,996                  9,121
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                30,346                 10,242                 10,865
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......               (36,506)                (9,087)               (16,055)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $             (2,803)  $              1,155   $             (5,190)
                                                         ====================   ====================   ====================

                                                       Multimanager       Multimanager                           Oppenheimer
                                                        Small Cap           Small Cap         Mulitmanager          Global
                                                          Growth              Value            Technology         Securities
                                                    -----------------   -----------------   -----------------  -----------------
Income:
 Dividend income .................................  $              --   $             354   $              --  $          22,686
Expenses:
Mortality and expense risk charges ...............            (74,504)                 --                  --             (7,131)
                                                    -----------------   -----------------   -----------------  -----------------
Net investment income/(loss) .....................            (74,504)                354                  --             15,555
                                                    -----------------   -----------------   -----------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..          1,083,670                (517)                445            129,058
 Realized gain distributions .....................          1,589,406               8,182                  --             94,873
                                                    -----------------   -----------------   -----------------  -----------------
Realized gain/(loss) .............................          2,673,076               7,665                 445            223,931
                                                    -----------------   -----------------   -----------------  -----------------
Change in unrealized appreciation/(depreciation)..         (2,030,085)            (20,031)              6,838           (134,137)
                                                    -----------------   -----------------   -----------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         568,487   $         (12,012)  $           7,283  $         105,349
                                                    =================   =================   =================  =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                               PIMCO                  PIMCO
                                                            Global Bond             StocksPLUS           UIF Emerging
                                                             (Unhedged)          Growth and Income       Markets Debt
                                                         --------------------  --------------------  --------------------
Income:
 Dividend income ......................................  $             78,222  $            358,952  $             35,437
Expenses:
Mortality and expense risk charges ....................                (9,230)              (16,473)               (2,939)
                                                         --------------------  --------------------  --------------------
Net investment income/(loss) ..........................                68,992               342,479                32,498
                                                         --------------------  --------------------  --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               (19,576)              278,998                (2,363)
 Realized gain distributions ..........................                14,088                    --                15,141
                                                         --------------------  --------------------  --------------------
Realized gain/(loss) ..................................                (5,488)              278,998                12,778
                                                         --------------------  --------------------  --------------------
Change in unrealized appreciation/(depreciation) ......               177,202              (329,274)              (17,503)
                                                         --------------------  --------------------  --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            240,706  $            292,203  $             27,773
                                                         ====================  ====================  ====================

                                                                                                 Van Eck            Van Eck
                                                        UIF Global            Van Eck           Worldwide          Worldwide
                                                       Value Equity       Worldwide Bond     Emerging Markets     Hard Assets
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          45,808   $          18,152   $          23,433   $           1,983
Expenses:
Mortality and expense risk charges ...............             (9,816)             (1,210)            (15,781)             (6,914)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             35,992              16,942               7,652              (4,931)
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            184,960                (561)            606,230             339,085
 Realized gain distributions .....................            193,338                  --             925,613             193,491
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            378,298                (561)          1,531,843             532,576
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..           (239,611)              4,952              13,930             120,536
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         174,679   $          21,333   $       1,553,425   $         648,181
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                      AIM V.I.
                                                                 Financial Services
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $          5,019   $          4,424
 Net realized gain (loss) .............................            41,551             21,804
 Net change in unrealized appreciation (depreciation) .          (130,782)            25,606
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            (84,212)            51,834
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................            62,039             79,455
 Transfers between subaccounts, net ...................              (144)           (11,391)
 Transfers for contract benefits and terminations .....           (47,402)           (76,201)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....            14,493             (8,137)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           (69,719)            43,697
Net assets beginning of period ........................           364,935            321,238
                                                         ----------------   ----------------
Net assets end of period ..............................  $        295,216   $        364,935
                                                         ================   ================
 Units issued during the period .......................             5,629              6,315
 Units redeemed during the period .....................            (4,587)            (6,856)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             1,042               (541)
                                                         ================   ================

                                                                      AIM V.I.                                AIM V.I.
                                                                 Global Health Care                          Technology
                                                         -------------------------------------   ----------------------------------
                                                              2007                 2006                2007                2006
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          (2,751)  $          (2,565)  $            (668)  $         (655)
 Net realized gain (loss) .............................             44,713              43,888               8,482            8,002
 Net change in unrealized appreciation (depreciation) .             41,553             (11,258)              4,752            2,675
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              83,515              30,065              12,566           10,022
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            104,886             150,915              31,747           48,213
 Transfers between subaccounts, net ...................            (34,272)             (3,117)              1,823          (20,237)
 Transfers for contract benefits and terminations .....            (69,093)           (139,094)            (21,201)         (29,076)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....              1,521               8,704              12,369           (1,100)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................             85,036              38,769              24,935            8,922
Net assets beginning of period ........................            724,785             686,016             174,638          165,716
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $         809,821   $         724,785   $         199,573   $      174,638
                                                         =================   =================   =================   ==============
 Units issued during the period .......................              9,782              23,861               3,915           13,211
 Units redeemed during the period .....................             (9,640)            (23,309)             (2,960)         (13,557)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........                142                 552                 955             (346)
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      All Asset
                                                                      Allocation
                                                         -----------------------------------
                                                                   2007             2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $      2,798,170   $      2,059,888
 Net realized gain (loss) .............................        (2,216,908)        (2,841,420)
 Net change in unrealized appreciation (depreciation) .         3,169,348          9,559,244
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,750,610          8,777,712
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................        10,934,214         12,504,189
 Transfers between subaccounts, net ...................        (4,543,574)        (4,798,034)
 Transfers for contract benefits and terminations .....       (14,491,760)       (15,346,898)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (8,101,120)        (7,640,743)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................             1,328                 --
Net increase (decrease) in net assets .................        (4,349,182)         1,136,969
Net assets beginning of period ........................        98,758,967         97,621,998
                                                         ----------------   ----------------
Net assets end of period ..............................  $     94,409,785   $     98,758,967
                                                         ================   ================
 Units issued during the period .......................           587,222            710,912
 Units redeemed during the period .....................          (941,066)        (1,084,075)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (353,844)          (373,163)
                                                         ================   ================

                                                                   AXA Aggressive                          AXA Conservative
                                                                     Allocation                               Allocation
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (l)              2007             2006 (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          92,729   $           4,249   $           4,619   $            2
 Net realized gain (loss) .............................            114,567                 206               1,917               --
 Net change in unrealized appreciation (depreciation) .           (185,381)                339              (2,873)              (2)
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              21,915               4,794               3,663               --
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................          3,331,982             181,955              89,381              800
 Transfers between subaccounts, net ...................          1,152,771              65,517              52,285               --
 Transfers for contract benefits and terminations .....           (515,387)            (10,417)            (10,660)             (13)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....          3,969,366             237,055             131,006              787
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................          3,991,281             241,849             134,669              787
Net assets beginning of period ........................            241,849                  --                 787               --
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $       4,233,130   $         241,849   $         135,456   $          787
                                                         =================   =================   =================   ==============
 Units issued during the period .......................             48,963               2,079               1,364                7
 Units redeemed during the period .....................             (2,692)               (475)               (120)              --
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........             46,271               1,604               1,244                7
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   AXA Conservative-                        AXA Moderate
                                                                    Plus Allocation                          Allocation
                                                         -------------------------------------   ----------------------------------
                                                                2007              2006 (l)             2007              2006 (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          19,525   $             235   $         128,837   $        4,929
 Net realized gain (loss) .............................             10,896                  49              52,511               40
 Net change in unrealized appreciation (depreciation) .            (20,354)               (204)           (110,690)          (2,732)
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              10,067                  80              70,658            2,237
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            397,758              13,468           3,098,898          112,219
 Transfers between subaccounts, net ...................            271,316              (6,417)          1,385,846          135,369
 Transfers for contract benefits and terminations .....            (52,549)               (290)           (382,215)          (6,308)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....            616,525               6,761           4,102,529          241,280
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................            626,592               6,841           4,173,187          243,517
Net assets beginning of period ........................              6,841                  --             243,517               --
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $         633,433   $           6,841   $       4,416,704   $      243,517
                                                         =================   =================   =================   ==============
 Units issued during the period .......................             17,887                 126              75,533            1,930
 Units redeemed during the period .....................             (5,448)                (72)             (2,639)            (125)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........             12,439                  54              72,894            1,805
                                                         =================   =================   =================   ==============

                                                                    AXA Moderate-
                                                                   Plus Allocation
                                                         -----------------------------------
                                                               2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        342,214   $         11,591
 Net realized gain (loss) .............................           293,495              1,083
 Net change in unrealized appreciation (depreciation) .          (396,911)            (6,618)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            238,798              6,056
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         9,933,632            366,560
 Transfers between subaccounts, net ...................         3,595,517            256,098
 Transfers for contract benefits and terminations .....        (1,229,950)           (18,697)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        12,299,199            603,961
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               645                 --
Net increase (decrease) in net assets .................        12,538,642            610,017
Net assets beginning of period ........................           610,017                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     13,148,659   $        610,017
                                                         ================   ================
 Units issued during the period .......................           179,622              4,782
 Units redeemed during the period .....................            (6,956)              (620)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           172,666              4,162
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Dreyfus Stock
                                                                    Index Fund, Inc.
                                                         -----------------------------------
                                                               2007                2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        900,490   $        847,406
 Net realized gain (loss) .............................         6,575,922            763,138
 Net change in unrealized appreciation (depreciation) .        (3,554,649)         8,459,813
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,921,763         10,070,357
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         3,480,414          4,449,022
 Transfers between subaccounts, net ...................        (5,140,278)         8,758,161
 Transfers for contract benefits and terminations .....       (14,631,043)        (9,853,539)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....       (16,290,907)         3,353,644
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                99                 --
Net increase (decrease) in net assets .................       (12,369,045)        13,424,001
Net assets beginning of period ........................        77,325,215         63,901,214
                                                         ----------------   ----------------
Net assets end of period ..............................  $     64,956,170   $     77,325,215
                                                         ================   ================
 Units issued during the period .......................           512,648          1,231,569
 Units redeemed during the period .....................        (1,444,017)        (1,051,786)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (931,369)           179,783
                                                         ================   ================

                                                                                                       EQ/AllianceBernstein
                                                                    EQ/AllianceBernstein                   Intermediate
                                                                        Common Stock                   Government Securities
                                                         -------------------------------------------   ---------------------
                                                               2007 (p)                2006 (l)              2007 (ak)
                                                         --------------------   --------------------   ---------------------
From operations:
 Net investment income (loss) .........................  $             11,741   $                339   $               2,481
 Net realized gain (loss) .............................                16,542                     63                      17
 Net change in unrealized appreciation (depreciation) .               (23,744)                    73                    (895)
                                                         --------------------   --------------------   ---------------------
 Net increase/(decrease) in net assets from operations                  4,539                    475                   1,603
                                                         --------------------   --------------------   ---------------------
Contract transactions:
 Payments received from contractowners ................               669,873                 39,722                  43,688
 Transfers between subaccounts, net ...................               583,439                  8,289                  28,141
 Transfers for contract benefits and terminations .....              (105,238)                (2,449)                 (2,319)
                                                         --------------------   --------------------   ---------------------
Net increase/(decrease) from contract transactions ....             1,148,074                 45,562                  69,510
                                                         --------------------   --------------------   ---------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                    --                     --                  15,972
Net increase (decrease) in net assets .................             1,152,613                 46,037                  87,085
Net assets beginning of period ........................                46,037                     --                      --
                                                         --------------------   --------------------   ---------------------
Net assets end of period ..............................  $          1,198,650   $             46,037   $              87,085
                                                         ====================   ====================   =====================
 Units issued during the period .......................                35,167                    655                     623
 Units redeemed during the period .....................                (5,447)                   (61)                     (9)
                                                         --------------------   --------------------   ---------------------
 Net units issued (redeemed) during the period ........                29,720                    594                     614
                                                         ====================   ====================   =====================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                 EQ/AllianceBernstein
                                                                    International
                                                         -----------------------------------
                                                               2007            2006 (j) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         32,659   $         77,573
 Net realized gain (loss) .............................         1,471,514            473,396
 Net change in unrealized appreciation (depreciation) .        (1,024,527)          (168,899)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            479,646            382,070
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           763,598            319,325
 Transfers between subaccounts, net ...................          (650,633)         5,851,613
 Transfers for contract benefits and terminations .....        (3,171,362)           (27,104)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (3,058,397)         6,143,834
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (2,578,751)         6,525,904
Net assets beginning of period ........................         6,525,904                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      3,947,153   $      6,525,904
                                                         ================   ================
 Units issued during the period .......................            74,725             26,670
 Units redeemed during the period .....................          (312,897)           (11,502)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (238,172)            15,168
                                                         ================   ================

                                                               EQ/AllianceBernstein                     EQ/AllianceBernstein
                                                                 Large Cap Growth                           Quality Bond
                                                         -------------------------------------   ---------------------------------
                                                               2007               2006 (l)             2007             2006 (l)
                                                         -----------------   -----------------   -----------------   -------------
From operations:
 Net investment income (loss) .........................                 --                  --   $           5,157   $           9
 Net realized gain (loss) .............................                559                   1                 281              --
 Net change in unrealized appreciation (depreciation) .              4,947                  12              (2,506)            (15)
                                                         -----------------   -----------------   -----------------   -------------
 Net increase/(decrease) in net assets from operations               5,506                  13               2,932              (6)
                                                         -----------------   -----------------   -----------------   -------------
Contract transactions:
 Payments received from contractowners ................             97,518               1,487             101,925           3,523
 Transfers between subaccounts, net ...................             10,145                 256              25,729             186
 Transfers for contract benefits and terminations .....            (12,483)               (133)            (10,342)            (76)
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) from contract transactions ....             95,180               1,610             117,312           3,633
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --              --
Net increase (decrease) in net assets .................            100,686               1,623             120,244           3,627
Net assets beginning of period ........................              1,623                  --               3,627
                                                         -----------------   -----------------   -----------------   -------------
Net assets end of period ..............................  $         102,309   $           1,623   $         123,871   $       3,627
                                                         =================   =================   =================   =============
 Units issued during the period .......................              1,229                  24                 922              26
 Units redeemed during the period .....................                (99)                 (3)               (139)             (1)
                                                         -----------------   -----------------   -----------------   -------------
 Net units issued (redeemed) during the period ........              1,130                  21                 783              25
                                                         =================   =================   =================   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                               EQ/AllianceBernstein
                                                                 Small Cap Growth
                                                         -----------------------------------
                                                               2007             2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         (1,061)                --
 Net realized gain (loss) .............................           142,885                534
 Net change in unrealized appreciation (depreciation) .           (90,207)              (364)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             51,617                170
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           186,074              6,236
 Transfers between subaccounts, net ...................           775,157              2,650
 Transfers for contract benefits and terminations .....           (44,109)              (364)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           917,122              8,522
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 1                 --
Net increase (decrease) in net assets .................           968,740              8,692
Net assets beginning of period ........................             8,692                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        977,432   $          8,692
                                                         ================   ================
 Units issued during the period .......................            63,751                 57
 Units redeemed during the period .....................            (8,336)                (7)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........            55,415                 50
                                                         ================   ================

                                                                EQ/AllianceBernstein                          EQ/Ariel
                                                                        Value                              Appreciation II
                                                         -------------------------------------   --------------------------------
                                                            2007 (r) (w)         2006 (l)              2007             2006 (l)
                                                         -----------------   -----------------   -----------------   ------------
From operations:
 Net investment income (loss) .........................  $         217,076   $             844   $              66   $          1
 Net realized gain (loss) .............................            815,902               3,009                 103              1
 Net change in unrealized appreciation (depreciation) .         (1,134,987)             (2,675)             (1,338)             2
                                                         -----------------   -----------------   -----------------   ------------
 Net increase/(decrease) in net assets from operations            (102,009)              1,178              (1,169)             4
                                                         -----------------   -----------------   -----------------   ------------
Contract transactions:
 Payments received from contractowners ................            828,968              50,494              17,428            205
 Transfers between subaccounts, net ...................         12,742,851              46,736               3,623             57
 Transfers for contract benefits and terminations .....           (258,132)             (1,613)             (3,230)           (28)
                                                         -----------------   -----------------   -----------------   ------------
Net increase/(decrease) from contract transactions ....         13,313,687              95,617              17,821            234
                                                         -----------------   -----------------   -----------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                667                  --                  --             --
Net increase (decrease) in net assets .................         13,212,345              96,795              16,652            238
Net assets beginning of period ........................             96,795                  --                 238             --
                                                         -----------------   -----------------   -----------------   ------------
Net assets end of period ..............................  $      13,309,140   $          96,795   $          16,890   $        238
                                                         =================   =================   =================   ============
 Units issued during the period .......................            700,082                 640                 149              5
 Units redeemed during the period .....................             (9,634)                (24)                 (3)            (3)
                                                         -----------------   -----------------   -----------------   ------------
 Net units issued (redeemed) during the period ........            690,448                 616                 146              2
                                                         =================   =================   =================   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/AXA Rosenberg Value                  EQ/BlackRock
                                                           Long/Short Equity                  Basic Value Equity
                                                         ----------------------   -------------------------------------------
                                                                2007 (ak)                2007(x)               2006 (l)
                                                         ----------------------   --------------------   --------------------
From operations:
 Net investment income (loss) .........................  $                  120   $             12,787   $                118
 Net realized gain (loss) .............................                      (6)                91,750                    503
 Net change in unrealized appreciation (depreciation) .                      55               (111,525)                  (342)
                                                         ----------------------   --------------------   --------------------
 Net increase/(decrease) in net assets from operations                      169                 (6,988)                   279
                                                         ----------------------   --------------------   --------------------
Contract transactions:
 Payments received from contractowners ................                  15,742                322,140                 11,081
 Transfers between subaccounts, net ...................                   1,678                908,112                  2,912
 Transfers for contract benefits and terminations .....                    (643)               (48,904)                  (578)
                                                         ----------------------   --------------------   --------------------
Net increase/(decrease) from contract transactions ....                  16,777              1,181,348                 13,415
                                                         ----------------------   --------------------   --------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                      --                    155
Net increase (decrease) in net assets .................                  16,946              1,174,515                 13,694
Net assets beginning of period ........................                      --                 13,694
                                                         ----------------------   --------------------   --------------------
Net assets end of period ..............................  $               16,946   $          1,188,209   $             13,694
                                                         ======================   ====================   ====================
 Units issued during the period .......................                     264                 58,166                     60
 Units redeemed during the period .....................                    (113)                (1,484)                   (10)
                                                         ----------------------   --------------------   --------------------
 Net units issued (redeemed) during the period ........                     151                 56,682                     50
                                                         ======================   ====================   ====================

                                                                     EQ/BlackRock
                                                                  International Value
                                                         -----------------------------------
                                                               2007            2006 (b) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        223,097   $        184,093
 Net realized gain (loss) .............................         1,626,967            908,141
 Net change in unrealized appreciation (depreciation) .          (704,927)          (499,310)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          1,145,137            592,924
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           531,583             44,218
 Transfers between subaccounts, net ...................          (290,330)        11,147,258
 Transfers for contract benefits and terminations .....          (469,104)          (427,412)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (227,851)        10,764,064
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               474                 --
Net increase (decrease) in net assets .................           917,760         11,356,988
Net assets beginning of period ........................        11,356,988                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     12,274,748   $     11,356,988
                                                         ================   ================
 Units issued during the period .......................            40,716              5,577
 Units redeemed during the period .....................           (80,101)           (50,553)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (39,385)           (44,975)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/Bond Index
                                                         -----------------------------------
                                                              2007                 2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        223,211   $        272,819
 Net realized gain (loss) .............................          (265,251)          (193,976)
 Net change in unrealized appreciation (depreciation) .           408,044            149,340
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            366,004            228,183
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           666,387            650,410
 Transfers between subaccounts, net ...................          (750,309)          (498,775)
 Transfers for contract benefits and terminations .....        (2,080,263)        (1,191,810)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (2,164,185)        (1,040,175)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                53                 --
Net increase (decrease) in net assets .................        (1,798,128)          (811,992)
Net assets beginning of period ........................         6,788,603          7,600,595
                                                         ----------------   ----------------
Net assets end of period ..............................  $      4,990,475   $      6,788,603
                                                         ================   ================
 Units issued during the period .......................            74,579             58,989
 Units redeemed during the period .....................          (212,524)           132,242
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (137,945)           (73,253)
                                                         ================   ================

                                                                   EQ/Boston Advisors                       EQ/Calvert
                                                                      Equity Income                    Socially Responsible
                                                         -------------------------------------   ----------------------------------
                                                               2007 (y)            2006                2007           2006 (a) (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $         677,634   $         154,009   $           1,098   $       (1,922)
 Net realized gain (loss) .............................          3,093,525             841,179             185,665           17,345
 Net change in unrealized appreciation (depreciation) .         (3,435,956)            623,786              34,014           40,306
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations             335,203           1,618,974             220,777           55,729
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................          1,567,971           1,448,678             311,854           87,137
 Transfers between subaccounts, net ...................         24,636,218             632,865             (57,612)       1,524,454
 Transfers for contract benefits and terminations .....         (2,245,095)         (1,694,351)           (233,289)         (61,646)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....         23,959,094             387,192              20,953        1,549,945
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                127                  --                  10               --
Net increase (decrease) in net assets .................         24,294,424           2,006,166             241,740        1,605,674
Net assets beginning of period ........................         12,264,369          10,258,203           1,869,227          263,553
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $      36,558,793   $      12,264,369   $       2,110,967   $    1,869,227
                                                         =================   =================   =================   ==============
 Units issued during the period .......................          1,442,513             177,418              38,058          209,252
 Units redeemed during the period .....................           (211,800)           (154,523)            (37,385)         (12,621)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........          1,230,713              22,894                 673          196,631
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQ/Capital
                                                                   Guardian Growth
                                                         -----------------------------------
                                                             2007 (z)            2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         (2,325)  $              7
 Net realized gain (loss) .............................            25,922                  1
 Net change in unrealized appreciation (depreciation) .          (207,035)              (143)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations           (183,438)              (135)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................            49,247             16,264
 Transfers between subaccounts, net ...................         7,993,487              3,843
 Transfers for contract benefits and terminations .....          (115,738)              (486)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....         7,926,996             19,621
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................         7,743,558             19,486
Net assets beginning of period ........................            19,486                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      7,763,044   $         19,486
                                                         ================   ================
 Units issued during the period .......................           589,017                242
 Units redeemed during the period .....................            (9,108)                (6)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           579,909                236
                                                         ================   ================

                                                                        EQ/Capital                      EQ/Caywood-Scholl
                                                                    Guardian Research                    High Yield Bond
                                                         -------------------------------------   ----------------------------------
                                                          2007(n)(aa)(ab)          2006                2007               2006
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          49,341   $           4,682   $         700,595   $      627,670
 Net realized gain (loss) .............................             73,581             (30,454)            112,488           22,269
 Net change in unrealized appreciation (depreciation) .           (127,575)            248,111            (557,133)         259,830
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              (4,653)            222,339             255,950          909,769
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            313,930             123,450           1,233,337        1,295,981
 Transfers between subaccounts, net ...................          3,072,999             (43,542)           (432,340)      (1,186,273)
 Transfers for contract benefits and terminations .....           (286,276)           (169,102)         (1,875,768)      (2,063,924)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....          3,100,653             (89,194)         (1,074,771)      (1,954,216)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................          3,096,000             133,145            (818,821)      (1,044,447)
Net assets beginning of period ........................          2,097,678           1,964,533          12,328,587       13,373,034
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $       5,193,678   $       2,097,678   $      11,509,766   $   12,328,587
                                                         =================   =================   =================   ==============
 Units issued during the period .......................            309,396              13,323             104,387          105,078
 Units redeemed during the period .....................            (51,438)            (19,656)           (164,230)        (216,761)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........            257,958              (6,333)            (59,843)        (111,683)
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                               EQ/Equity 500 Index
                                                         -----------------------------------
                                                               2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         11,895   $            165
 Net realized gain (loss) .............................            28,857                369
 Net change in unrealized appreciation (depreciation) .           (37,870)              (304)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations              2,882                230
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           566,742             13,715
 Transfers between subaccounts, net ...................           397,939              2,854
 Transfers for contract benefits and terminations .....           (71,766)              (822)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           892,915             15,747
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           895,797             15,977
Net assets beginning of period ........................            15,977                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        911,774   $         15,977
                                                         ================   ================
 Units issued during the period .......................             8,245                363
 Units redeemed during the period .....................              (740)               (33)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             7,505                330
                                                         ================   ================

                                                                   EQ/Evergreen
                                                                 International Bond                      EQ/Evergreen Omega
                                                         -------------------------------------   ---------------------------------
                                                              2007               2006 (l)              2007               2006 (l)
                                                         -----------------   -----------------   -----------------   -------------
From operations:
 Net investment income (loss) .........................  $           1,939   $               4   $              --             $--
 Net realized gain (loss) .............................                139                  15                 925              --
 Net change in unrealized appreciation (depreciation) .              2,947                 (55)             (1,026)             --
                                                         -----------------   -----------------   -----------------   -------------
 Net increase/(decrease) in net assets from operations               5,025                 (36)               (101)             --
                                                         -----------------   -----------------   -----------------   -------------
Contract transactions:
 Payments received from contractowners ................             70,363               9,176              20,078             145
 Transfers between subaccounts, net ...................             19,718               1,000               7,381               1
 Transfers for contract benefits and terminations .....             (8,916)               (412)             (1,726)             (9)
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) from contract transactions ....             81,165               9,764              25,733             137
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --              --
Net increase (decrease) in net assets .................             86,190               9,728              25,632             137
Net assets beginning of period ........................              9,728                  --                 137              --
                                                         -----------------   -----------------   -----------------   -------------
Net assets end of period ..............................  $          95,918   $           9,728   $          25,769   $         137
                                                         =================   =================   =================   =============
 Units issued during the period .......................                791                 105                 247               1
 Units redeemed during the period .....................                (20)                 (9)                (10)             --
                                                         -----------------   -----------------   -----------------   -------------
 Net units issued (redeemed) during the period ........                771                  96                 237               1
                                                         =================   =================   =================   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          EQ/GAMCO Mergers
                                                                     EQ/FI Mid Cap                        and Acquisitions
                                                         -------------------------------------   ----------------------------------
                                                             2007 (ac)         2006 (f) (l)            2007               2006 (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $         (11,103)  $           5,825   $           1,219   $          335
 Net realized gain (loss) .............................            720,292             151,667               7,500              503
 Net change in unrealized appreciation (depreciation) .           (496,431)            (14,361)             (9,001)            (734)
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations             212,758             143,131                (282)             104
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            830,706             108,645             125,739            3,174
 Transfers between subaccounts, net ...................            557,498           2,689,672              46,104           16,817
 Transfers for contract benefits and terminations .....           (457,901)            (74,945)            (13,655)            (209)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....            930,303           2,723,372             158,188           19,782
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 311               --
Net increase (decrease) in net assets .................          1,143,061           2,866,503             158,217           19,886
Net assets beginning of period ........................          2,866,503                  --              19,886               --
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $       4,009,564   $       2,866,503   $         178,103   $       19,886
                                                         =================   =================   =================   ==============
 Units issued during the period .......................             56,459               5,415               1,335              171
 Units redeemed during the period .....................            (29,468)             (6,203)                (54)              (4)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........             26,991                (788)              1,281              167
                                                         =================   =================   =================   ==============

                                                                      EQ/GAMCO
                                                                 Small Company Value
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $       (136,552)  $        214,373
 Net realized gain (loss) .............................         8,971,517          6,363,227
 Net change in unrealized appreciation (depreciation) .        (1,627,496)         6,612,967
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          7,207,469         13,190,567
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         7,823,369          8,654,301
 Transfers between subaccounts, net ...................        (3,056,139)        (4,000,243)
 Transfers for contract benefits and terminations .....       (13,170,182)       (10,784,306)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (8,402,952)        (6,130,248)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (1,195,483)         7,060,319
Net assets beginning of period ........................        83,200,361         76,140,042
                                                         ----------------   ----------------
Net assets end of period ..............................  $     82,004,878   $     83,200,361
                                                         ================   ================
 Units issued during the period .......................           356,883            409,940
 Units redeemed during the period .....................          (585,602)          (583,510)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (228,719)          (173,570)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQ/Government                       EQ/International
                                                                       Securities                              Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006               2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $         477,168   $         481,345   $        (16,958)  $        35,673
 Net realized gain (loss) .............................           (163,426)           (259,426)         1,731,602           (16,843)
 Net change in unrealized appreciation (depreciation) .            390,174             131,901          1,654,254         4,182,970
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             703,917             353,820          3,368,898         4,201,800
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          1,283,212           1,813,309          2,226,391         2,025,900
 Transfers between subaccounts, net ...................         (1,413,897)         (1,907,353)           419,881         1,428,334
 Transfers for contract benefits and terminations .....         (1,201,221)         (1,865,503)        (2,909,737)       (2,691,066)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (1,331,906)         (1,959,547)          (263,465)          763,168
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................           (627,990)         (1,605,727)         3,105,433         4,964,968
Net assets beginning of period ........................         12,231,503          13,837,230         21,605,698        16,640,730
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      11,603,513   $      12,231,503   $     24,711,131   $    21,605,698
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            168,492             220,029            217,121           302,732
 Units redeemed during the period .....................           (258,792)           (362,130)          (228,128)         (246,840)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........            (90,300)           (142,101)           (11,007)           55,892
                                                         =================   =================   ================   ===============

                                                                     EQ/JPMorgan
                                                                      Core Bond
                                                         -----------------------------------
                                                          2007 (ad) (ae)       2006 (g) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $      1,535,612   $        644,361
 Net realized gain (loss) .............................          (366,270)            (4,106)
 Net change in unrealized appreciation (depreciation) .          (779,659)          (504,684)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            389,683            135,571
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,833,316            333,762
 Transfers between subaccounts, net ...................        22,228,857         14,184,128
 Transfers for contract benefits and terminations .....        (4,530,405)          (191,094)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        19,531,768         14,326,796
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        19,921,451         14,462,367
Net assets beginning of period ........................        14,462,367                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     34,383,818   $     14,462,367
                                                         ================   ================
 Units issued during the period .......................         1,783,147             25,418
 Units redeemed during the period .....................          (432,556)           (29,974)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........         1,350,591             (4,556)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     EQ/JPMorgan                           EQ/Legg Mason
                                                                 Value Opportunities                       Value Equity
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (l)            2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           1,053   $              39   $             --   $            --
 Net realized gain (loss) .............................              9,233                 139              1,219                 1
 Net change in unrealized appreciation (depreciation) .            (13,636)                (57)            (6,956)               16
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              (3,350)                121             (5,737)               17
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             62,017               2,757             68,311             1,195
 Transfers between subaccounts, net ...................             17,689                   4             12,457             9,010
 Transfers for contract benefits and terminations .....             (7,990)               (165)            (8,921)             (140)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             71,716               2,596             71,847            10,065
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             68,366               2,717             66,110            10,082
Net assets beginning of period ........................              2,717                  --             10,082                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $          71,083   $           2,717   $         76,192   $        10,082
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                429                  17                675                90
 Units redeemed during the period .....................                (51)                 (2)               (53)               (2)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                378                  15                622                88
                                                         =================   =================   ================   ===============

                                                                        EQ/Long
                                                                       Term Bond
                                                         -----------------------------------
                                                                   2007            2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        325,400   $        369,547
 Net realized gain (loss) .............................           (71,708)           (25,135)
 Net change in unrealized appreciation (depreciation) .           406,490           (199,065)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            660,182            145,347
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,274,594          1,389,771
 Transfers between subaccounts, net ...................           (36,364)          (289,266)
 Transfers for contract benefits and terminations .....        (3,171,445)        (1,772,920)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (1,933,215)          (672,415)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (1,273,033)          (527,068)
Net assets beginning of period ........................        10,331,127         10,858,195
                                                         ----------------   ----------------
Net assets end of period ..............................  $      9,058,094   $     10,331,127
                                                         ================   ================
 Units issued during the period .......................           106,863            124,362
 Units redeemed during the period .....................          (220,509)          (163,990)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (113,646)           (39,628)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/Lord Abbett                         EQ/Lord Abbett
                                                                   Growth and Income                       Large Cap Core
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (d) (l)         2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          80,977   $          53,372   $            212   $            10
 Net realized gain (loss) .............................            754,712             143,365              1,198                 5
 Net change in unrealized appreciation (depreciation) .           (574,646)             75,089               (878)                7
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             261,043             271,826                532                22
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          1,389,353             212,239             28,133             1,038
 Transfers between subaccounts, net ...................           (164,579)          7,072,906              6,797               645
 Transfers for contract benefits and terminations .....           (949,438)           (176,323)            (3,512)             (106)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            275,336           7,108,822             31,418             1,577
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                279                  --                 --                --
Net increase (decrease) in net assets .................            536,658           7,380,648             31,950             1,599
Net assets beginning of period ........................          7,380,648                  --              1,599                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       7,917,306   $       7,380,648   $         33,549   $         1,599
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            116,091              30,315                255                13
 Units redeemed during the period .....................           (101,802)            (17,388)               (16)               --
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........             14,289              12,927                239                13
                                                         =================   =================   ================   ===============

                                                                     EQ/Lord Abbett
                                                                      Mid Cap Value
                                                         -----------------------------------
                                                                   2007        2006 (e) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         61,555   $         89,280
 Net realized gain (loss) .............................         2,098,288            203,715
 Net change in unrealized appreciation (depreciation) .        (2,028,338)           389,073
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            131,505            682,068
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,598,163            226,097
 Transfers between subaccounts, net ...................          (672,523)        14,788,160
 Transfers for contract benefits and terminations .....        (1,583,405)          (168,869)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (657,765)        14,845,388
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                40                 --
Net increase (decrease) in net assets .................          (526,220)        15,527,456
Net assets beginning of period ........................        15,527,456                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     15,001,236   $     15,527,456
                                                         ================   ================
 Units issued during the period .......................           149,412             18,711
 Units redeemed during the period .....................          (193,677)           (20,005)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (44,265)            (1,294)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/Marsico Focus
                                                         -----------------------------------
                                                               2007                2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        (32,579)  $        (33,837)
 Net realized gain (loss) .............................         1,909,846            612,113
 Net change in unrealized appreciation (depreciation) .          (277,867)           412,964
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          1,599,400            991,240
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,941,588          1,559,792
 Transfers between subaccounts, net ...................          (259,028)          (245,268)
 Transfers for contract benefits and terminations .....        (2,098,832)        (1,669,862)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (416,272)          (355,338)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................         1,183,128            635,902
Net assets beginning of period ........................        12,186,279         11,550,377
                                                         ----------------   ----------------
Net assets end of period ..............................  $     13,369,407   $     12,186,279
                                                         ================   ================
 Units issued during the period .......................           138,727            181,773
 Units redeemed during the period .....................          (231,534)          (219,775)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (92,807)           (38,002)
                                                         ================   ================

                                                                                                           EQ/Montag &
                                                                     EQ/Money Market                     Caldwell Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007             2006 (i) (l)           2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $       2,396,153   $       1,641,538   $       (108,045)  $      (101,968)
 Net realized gain (loss) .............................              1,738                  36          1,625,639           (68,497)
 Net change in unrealized appreciation (depreciation) .                760                  25          9,309,227         4,103,444
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations           2,398,651           1,641,599         10,826,821         3,932,979
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................         13,189,649           6,379,271          8,265,323         9,825,812
 Transfers between subaccounts, net ...................         14,325,992          16,588,998         (3,414,245)       (4,182,538)
 Transfers for contract benefits and terminations .....        (31,534,047)         (9,404,435)        (8,131,479)       (8,414,252)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (4,018,406)         13,563,834         (3,280,401)       (2,770,978)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................            121,917                  --                 --                --
Net increase (decrease) in net assets .................         (1,497,838)         15,205,433          7,546,420         1,162,001
Net assets beginning of period ........................         54,255,268          39,049,835         55,109,017        53,947,016
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      52,757,430   $      54,255,268   $     62,655,437   $    55,109,017
                                                         =================   =================   ================   ===============
 Units issued during the period .......................          4,183,042           3,329,015            748,353         1,007,529
 Units redeemed during the period .....................         (4,602,601)         (2,111,873)        (1,060,785)       (1,289,575)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........           (419,559)          1,217,142           (312,432)         (282,046)
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                       EQ/PIMCO
                                                                      Real Return
                                                         -----------------------------------
                                                               2007                2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         74,581   $        248,366
 Net realized gain (loss) .............................          (139,777)          (223,116)
 Net change in unrealized appreciation (depreciation) .           544,565             25,927
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            479,369             51,177
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           704,990          1,503,078
 Transfers between subaccounts, net ...................        (2,356,128)        (4,909,246)
 Transfers for contract benefits and terminations .....        (2,620,394)        (5,118,559)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (4,271,532)        (8,524,727)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (3,792,163)        (8,473,550)
Net assets beginning of period ........................         7,932,557         16,406,107
                                                         ----------------   ----------------
Net assets end of period ..............................  $      4,140,394   $      7,932,557
                                                         ================   ================
 Units issued during the period .......................           125,368            264,080
 Units redeemed during the period .....................          (489,324)          (989,251)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (363,956)          (725,171)
                                                         ================   ================

                                                                        EQ/Short                              EQ/Small
                                                                     Duration Bond                         Company Index
                                                         -------------------------------------   ----------------------------------
                                                                2007            2006 (h) (l)         2007 (af)          2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          25,264   $         105,269   $        100,073   $           158
 Net realized gain (loss) .............................            (97,924)               (353)           442,004               979
 Net change in unrealized appreciation (depreciation) .            122,172             (78,693)          (578,664)           (1,253)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              49,512              26,223            (36,587)             (116)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            208,593             133,193            347,423            16,981
 Transfers between subaccounts, net ...................           (165,639)          2,626,911          5,885,913            17,483
 Transfers for contract benefits and terminations .....         (2,322,155)            (69,882)           (64,737)             (860)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (2,279,201)          2,690,222          6,168,599            33,604
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................         (2,229,689)          2,716,445          6,132,012            33,488
Net assets beginning of period ........................          2,913,816             197,371             33,488                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         684,127   $       2,913,816   $      6,165,500   $        33,488
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             34,101             203,572            569,430               202
 Units redeemed during the period .....................           (198,721)            (11,417)            (7,489)               (9)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........           (164,620)            192,155            561,941               193
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/T. Rowe Price
                                                                      Growth Stock
                                                         -----------------------------------
                                                              2007 (m)             2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $       (291,653)  $       (340,440)
 Net realized gain (loss) .............................         2,204,960           (687,717)
 Net change in unrealized appreciation (depreciation) .         1,498,084         (1,754,825)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,411,391         (2,782,982)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         5,938,857          6,800,380
 Transfers between subaccounts, net ...................        (2,913,050)        (3,810,607)
 Transfers for contract benefits and terminations .....        (7,844,239)        (9,317,717)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (4,818,432)        (6,327,944)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (1,407,041)        (9,110,926)
Net assets beginning of period ........................        52,829,010         61,939,936
                                                         ----------------   ----------------
Net assets end of period ..............................  $     51,421,969   $     52,829,010
                                                         ================   ================
 Units issued during the period .......................           377,939            447,184
 Units redeemed during the period .....................          (656,985)          (846,911)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (279,046)          (399,727)
                                                         ================   ================

                                                                         EQ/UBS                             EQ/Van Kampen
                                                                    Growth and Income                         Comstock
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006               2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          85,078   $          74,152   $            950   $            51
 Net realized gain (loss) .............................          1,007,258             291,889              1,922                34
 Net change in unrealized appreciation (depreciation) .           (878,404)          2,353,013             (5,807)               21
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             213,932           2,719,054             (2,935)              106
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          2,799,197           3,083,047             45,689             2,450
 Transfers between subaccounts, net ...................           (939,190)           (828,879)            19,619             4,414
 Transfers for contract benefits and terminations .....         (3,089,208)         (3,173,077)            (9,383)             (399)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (1,229,201)           (918,909)            55,925             6,465
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 55                  --                 --                --
Net increase (decrease) in net assets .................         (1,015,214)          1,800,145             52,990             6,571
Net assets beginning of period ........................         22,391,536          20,591,391              6,571                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      21,376,322   $      22,391,536   $         59,561   $         6,571
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            222,683             287,290                485                61
 Units redeemed during the period .....................           (315,854)           (366,280)               (40)               (5)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........            (93,171)            (78,990)               445                56
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   EQ/Van Kampen
                                                               Emerging Markets Equity
                                                         -----------------------------------
                                                               2007           2006 (k) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         (5,296)  $          6,624
 Net realized gain (loss) .............................           697,412            114,168
 Net change in unrealized appreciation (depreciation) .            40,106             16,146
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            732,222            136,938
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           988,030             72,900
 Transfers between subaccounts, net ...................           294,804          1,184,463
 Transfers for contract benefits and terminations .....          (267,328)           (49,496)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....         1,015,506          1,207,867
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               222                 --
Net increase (decrease) in net assets .................         1,747,950          1,344,805
Net assets beginning of period ........................         1,344,805                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      3,092,755   $      1,344,805
                                                         ================   ================
 Units issued during the period .......................            12,598              1,889
 Units redeemed during the period .....................            (8,226)            (1,829)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             4,372                 60
                                                         ================   ================

                                                                      EQ/Van Kampen                        EQ/Van Kampen
                                                                      Mid Cap Growth                        Real Estate
                                                         -------------------------------------------   --------------------
                                                             2007 (s) (ag)            2006 (l)             2007 (t) (al)
                                                         --------------------   --------------------   --------------------
From operations:
 Net investment income (loss) .........................  $             51,171   $                  1   $             65,089
 Net realized gain (loss) .............................               529,157                      7                289,709
 Net change in unrealized appreciation (depreciation) .              (298,471)                    (9)            (1,082,441)
                                                         --------------------   --------------------   --------------------
 Net increase/(decrease) in net assets from operations                281,857                     (1)              (727,643)
                                                         --------------------   --------------------   --------------------
Contract transactions:
 Payments received from contractowners ................               363,899                  1,413                431,407
 Transfers between subaccounts, net ...................            12,152,571                    225              8,508,875
 Transfers for contract benefits and terminations .....              (177,812)                  (150)              (356,826)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) from contract transactions ....            12,338,658                  1,488              8,583,456
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                    --                     --                     --
Net increase (decrease) in net assets .................            12,620,515                  1,487              7,855,813
Net assets beginning of period ........................                 1,487                     --                     --
                                                         --------------------   --------------------   --------------------
Net assets end of period ..............................  $         12,622,002   $              1,487   $          7,855,813
                                                         ====================   ====================   ====================
 Units issued during the period .......................               818,824                     13                368,416
 Units redeemed during the period .....................               (22,595)                    (2)               (36,832)
                                                         --------------------   --------------------   --------------------
 Net units issued (redeemed) during the period ........               796,229                     11                331,584
                                                         ====================   ====================   ====================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   Fidelity VIP                            Fidelity VIP
                                                                   Asset Manager                           Contrafund(R)
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006            2007 (u) (v)           2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          10,170   $           3,731   $        248,381   $       281,194
 Net realized gain (loss) .............................              5,818               3,600         16,118,869         4,778,190
 Net change in unrealized appreciation (depreciation) .              9,060               2,545         (9,146,609)       (1,287,753)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              25,048               9,876          7,220,641         3,771,631
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             23,383              14,544          2,893,399         2,471,083
 Transfers between subaccounts, net ...................             13,155               8,461         11,122,706         1,528,355
 Transfers for contract benefits and terminations .....             (7,708)            (48,583)        (5,114,375)       (4,554,360)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             28,830             (25,578)         8,901,730          (554,922)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             53,878             (15,702)        16,122,371         3,216,709
Net assets beginning of period ........................            151,996             167,698         35,262,734        32,046,025
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         205,874   $         151,996   $     51,385,105   $    35,262,734
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              3,121               3,093          1,373,831           632,981
 Units redeemed during the period .....................               (934)             (5,444)          (814,129)         (659,900)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              2,187              (2,351)           559,702           (26,919)
                                                         =================   =================   ================   ===============

                                                                     Fidelity VIP
                                                                  Growth and Income
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         21,772   $          5,434
 Net realized gain (loss) .............................            79,811             58,166
 Net change in unrealized appreciation (depreciation) .            16,472             72,099
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            118,055            135,699
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           170,798            174,404
 Transfers between subaccounts, net ...................           521,612           (154,912)
 Transfers for contract benefits and terminations .....           (22,767)          (152,107)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           669,643           (132,615)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 3                 --
Net increase (decrease) in net assets .................           787,701              3,084
Net assets beginning of period ........................         1,144,899          1,141,815
                                                         ----------------   ----------------
Net assets end of period ..............................  $      1,932,600   $      1,144,899
                                                         ================   ================
 Units issued during the period .......................            66,649             22,017
 Units redeemed during the period .....................           (17,317)           (34,585)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........            49,332            (12,568)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                        Franklin
                                                                    Income Securities
                                                         ---------------------------------------
                                                          2007 (ah)(ai)(aj)           2006
                                                         ------------------   ------------------
From operations:
 Net investment income (loss) .........................  $           38,995   $           39,168
 Net realized gain (loss) .............................             130,439               31,923
 Net change in unrealized appreciation (depreciation) .             (32,524)             129,898
                                                         ------------------   ------------------
 Net increase/(decrease) in net assets from operations              136,910              200,989
                                                         ------------------   ------------------
Contract transactions:
 Payments received from contractowners ................             122,784              228,846
 Transfers between subaccounts, net ...................           9,441,543               36,026
 Transfers for contract benefits and terminations .....            (248,592)            (132,558)
                                                         ------------------   ------------------
Net increase/(decrease) from contract transactions ....           9,315,735              132,314
                                                         ------------------   ------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................             243,895                   --
Net increase (decrease) in net assets .................           9,696,540              333,303
Net assets beginning of period ........................           1,390,875            1,057,572
                                                         ------------------   ------------------
Net assets end of period ..............................  $       11,087,415   $        1,390,875
                                                         ==================   ==================
 Units issued during the period .......................             899,913               23,713
 Units redeemed during the period .....................            (122,901)             (14,215)
                                                         ------------------   ------------------
 Net units issued (redeemed) during the period ........             777,012                9,498
                                                         ==================   ==================

                                                                      Franklin
                                                                  Rising Dividends                           Franklin
                                                                     Securities                          Zero Coupon 2010
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006              2007                2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          11,787   $           4,007   $          4,561   $         3,027
 Net realized gain (loss) .............................             44,511              13,458               (987)             (636)
 Net change in unrealized appreciation (depreciation) .            (73,106)             61,419              4,738              (361)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             (16,808)             78,884              8,312             2,030
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            146,663             184,830             24,956            27,701
 Transfers between subaccounts, net ...................            (11,214)             30,235             (4,485)           (1,126)
 Transfers for contract benefits and terminations .....           (149,163)            (88,815)           (15,200)          (12,699)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            (13,714)            126,250              5,271            13,876
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................            (30,522)            205,134             13,583            15,906
Net assets beginning of period ........................            610,914             405,780             99,036            83,130
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         580,392   $         610,914   $        112,619   $        99,036
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             10,522              18,303              2,903             2,588
 Units redeemed during the period .....................            (11,349)             (9,205)            (2,430)           (1,294)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........               (827)              9,097                473             1,294
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Janus Aspen
                                                                   Series Balanced
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        196,592   $        144,902
 Net realized gain (loss) .............................           389,724            151,036
 Net change in unrealized appreciation (depreciation) .           270,030            509,185
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            856,346            805,123
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,011,516          1,163,215
 Transfers between subaccounts, net ...................           (83,393)           (45,284)
 Transfers for contract benefits and terminations .....        (1,221,455)        (1,229,424)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (293,332)          (111,493)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                18                 --
Net increase (decrease) in net assets .................           563,032            693,630
Net assets beginning of period ........................         8,587,816          7,894,186
                                                         ----------------   ----------------
Net assets end of period ..............................  $      9,150,848   $      8,587,816
                                                         ================   ================
 Units issued during the period .......................           107,882            118,879
 Units redeemed during the period .....................          (128,499)          (127,644)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (20,617)            (8,765)
                                                         ================   ================

                                                                       Janus Aspen                          Janus Aspen
                                                                      Series Forty                  Series International Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006              2007                2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $         (16,467)  $         (17,313)  $         29,408   $       188,295
 Net realized gain (loss) .............................          1,948,475             601,955          2,428,614         1,225,264
 Net change in unrealized appreciation (depreciation) .          5,720,774           1,229,364            863,414         2,908,863
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations           7,652,782           1,814,006          3,321,436         4,322,422
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          1,957,269           2,179,215          1,131,811         1,295,483
 Transfers between subaccounts, net ...................           (327,882)           (310,452)        (1,347,666)          866,220
 Transfers for contract benefits and terminations .....         (3,702,723)         (2,275,623)        (1,698,252)       (1,858,203)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (2,073,336)           (406,860)        (1,914,107)          303,500
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 11                --
Net increase (decrease) in net assets .................          5,579,446           1,407,146          1,407,340         4,625,922
Net assets beginning of period ........................         22,224,562          20,817,416         13,184,881         8,558,959
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      27,804,008   $      22,224,562   $     14,592,221   $    13,184,881
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            246,455             325,428            126,933           232,238
 Units redeemed during the period .....................           (445,328)           (382,701)          (222,621)         (205,934)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........           (198,873)            (57,273)           (95,688)           26,304
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                  Janus Aspen Series
                                                                    Mid Cap Growth
                                                         -----------------------------------
                                                                   2007            2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        (29,320)  $        (64,870)
 Net realized gain (loss) .............................         1,626,392            947,389
 Net change in unrealized appreciation (depreciation) .         1,737,583          1,173,422
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,334,655          2,055,941
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,603,125          1,827,166
 Transfers between subaccounts, net ...................        (1,176,055)           685,094
 Transfers for contract benefits and terminations .....        (2,819,559)        (3,500,853)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (2,392,489)          (988,593)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           942,166          1,067,348
Net assets beginning of period ........................        16,815,942         15,748,594
                                                         ----------------   ----------------
Net assets end of period ..............................  $     17,758,108   $     16,815,942
                                                         ================   ================
 Units issued during the period .......................           279,942            575,501
 Units redeemed during the period .....................          (587,111)          (716,590)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (307,169)          (141,089)
                                                         ================   ================

                                                                  Janus Aspen Series                    Janus Aspen Series
                                                                     Mid Cap Value                       Worldwide Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006                2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          24,462   $           8,494   $         47,033   $       187,835
 Net realized gain (loss) .............................            360,986             192,848            510,138           (60,764)
 Net change in unrealized appreciation (depreciation) .           (254,999)             89,784            899,507         2,298,053
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             130,449             291,126          1,456,678         2,425,124
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             95,271              66,494          1,805,149         2,005,790
 Transfers between subaccounts, net ...................          1,080,849             (49,972)          (112,182)         (470,771)
 Transfers for contract benefits and terminations .....           (254,471)           (223,509)        (2,375,567)       (2,374,637)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            921,649            (206,987)          (682,600)         (839,618)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                  2                  --                 90                --
Net increase (decrease) in net assets .................          1,052,100              84,139            774,168         1,585,506
Net assets beginning of period ........................          2,290,811           2,206,672         15,712,110        14,126,604
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       3,342,911   $       2,290,811   $     16,486,278   $    15,712,110
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             89,893              11,665            322,949           338,398
 Units redeemed during the period .....................            (34,523)            (28,198)          (389,685)         (449,484)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........             55,370             (16,533)           (66,736)         (111,086)
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      MarketPLUS
                                                                  International Core
                                                         -----------------------------------
                                                              2007               2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $            377   $             13
 Net realized gain (loss) .............................            19,484                 72
 Net change in unrealized appreciation (depreciation) .           (14,059)               (37)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations              5,802                 48
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................            64,417                993
 Transfers between subaccounts, net ...................            41,103              1,226
 Transfers for contract benefits and terminations .....            (7,961)               (82)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....            97,559              2,137
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           103,361              2,185
Net assets beginning of period ........................             2,185                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        105,546   $          2,185
                                                         ================   ================
 Units issued during the period .......................               623                 16
 Units redeemed during the period .....................               (23)                (1)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........               600                 15
                                                         ================   ================

                                                                     MarketPLUS                            MarketPLUS
                                                                   Large Cap Core                       Large Cap Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (l)             2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $             157                 $--   $            366   $            --
 Net realized gain (loss) .............................              2,643                  --                234                --
 Net change in unrealized appreciation (depreciation) .             (2,963)                 (3)             3,996               (13)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations                (163)                  3              4,596               (13)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             10,073                 684             65,925             5,677
 Transfers between subaccounts, net ...................              4,790                  --             59,459               252
 Transfers for contract benefits and terminations .....             (1,086)                 --             (8,515)             (136)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             13,777                 684            116,869             5,793
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             13,614                  --            121,465             5,780
Net assets beginning of period ........................                687                  --              5,780                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $          14,301   $             687   $        127,245   $         5,780
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                122                   6                615                34
 Units redeemed during the period .....................                 (5)                 --                 (9)               --
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                117                   6                606                34
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    MarketPLUS
                                                                   Mid Cap Value
                                                         -----------------------------------
                                                              2007               2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $          3,410   $             60
 Net realized gain (loss) .............................            76,444              1,911
 Net change in unrealized appreciation (depreciation) .           (99,620)            (1,777)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            (19,766)               194
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           224,069             12,415
 Transfers between subaccounts, net ...................           107,857             20,310
 Transfers for contract benefits and terminations .....           (31,684)              (486)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           300,242             32,239
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               298                 --
Net increase (decrease) in net assets .................           280,774             32,433
Net assets beginning of period ........................            32,433                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        313,207   $         32,433
                                                         ================   ================
 Units issued during the period .......................             1,452                169
 Units redeemed during the period .....................               (24)                (7)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             1,428                162
                                                         ================   ================

                                                                                                           Multimanager
                                                                   MFS(R) Utilities                     Aggressive Equity
                                                         -------------------------------------   ----------------------------------
                                                                2007               2006                2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          13,403   $          25,269   $             --   $            --
 Net realized gain (loss) .............................            421,790             210,961                 74                 8
 Net change in unrealized appreciation (depreciation) .            103,045             215,767              1,222               293
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             538,238             451,997              1,296               301
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            356,599             341,762             33,670               201
 Transfers between subaccounts, net ...................           (113,183)            257,070              5,746             7,001
 Transfers for contract benefits and terminations .....           (273,224)           (374,258)            (5,584)             (154)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            (29,808)            224,574             33,832             7,048
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                  3                  --                 --                --
Net increase (decrease) in net assets .................            508,433             676,571             35,128             7,349
Net assets beginning of period ........................          1,913,360           1,236,789              7,349                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       2,421,793   $       1,913,360   $         42,477   $         7,349
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             27,064              39,146                346                83
 Units redeemed during the period .....................            (27,518)            (27,004)                (9)               (2)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........               (454)             12,142                337                81
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    Multimanager                             Multimanager
                                                                     Core Bond                               Health Care
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (l)              2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           3,672   $              34   $             --   $            --
 Net realized gain (loss) .............................               (269)                 --              8,279                27
 Net change in unrealized appreciation (depreciation) .              4,500                 (93)            (5,542)              (29)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations               7,903                 (59)             2,737                (2)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            162,353              20,516             54,354               460
 Transfers between subaccounts, net ...................             30,316               2,096             62,079               754
 Transfers for contract benefits and terminations .....            (22,593)               (823)            (8,980)              (89)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            170,076              21,789            107,453             1,125
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................            177,979              21,730            110,190             1,123
Net assets beginning of period ........................             21,730                  --              1,123                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         199,709   $          21,730   $        111,313   $         1,123
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              1,554                 185                950                 9
 Units redeemed during the period .....................               (205)                 (7)              (169)               --
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              1,349                 178                781                 9
                                                         =================   =================   ================   ===============

                                                                     Multimanager
                                                                      High Yield
                                                         -----------------------------------
                                                               2007           2006 (c) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        142,908   $         98,188
 Net realized gain (loss) .............................              (704)             3,598
 Net change in unrealized appreciation (depreciation) .           (95,418)           (78,006)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             46,786             23,780
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           644,835             77,975
 Transfers between subaccounts, net ...................            87,278          1,375,884
 Transfers for contract benefits and terminations .....          (301,954)           (22,697)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           430,159          1,431,162
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               305                 --
Net increase (decrease) in net assets .................           477,250          1,454,942
Net assets beginning of period ........................         1,454,942                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      1,932,192   $      1,454,942
                                                         ================   ================
 Units issued during the period .......................            26,745              3,957
 Units redeemed during the period .....................           (22,679)            (2,473)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             4,066              1,484
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      Multimanager                          Multimanager
                                                                  International Equity                 Large Cap Core Equity
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (l)            2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           1,584   $              19   $            171   $             8
 Net realized gain (loss) .............................             13,150                 176              2,605                42
 Net change in unrealized appreciation (depreciation) .             (3,764)                (59)            (2,756)              (43)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              10,970                 136                 20                 7
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            216,280               5,803             36,990             4,302
 Transfers between subaccounts, net ...................             46,857               2,508              6,467                19
 Transfers for contract benefits and terminations .....            (30,963)               (580)            (4,631)             (176)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            232,174               7,731             38,826             4,145
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................            243,144               7,867             38,846             4,152
Net assets beginning of period ........................              7,867                  --              4,152                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         251,011   $           7,867   $         42,998   $         4,152
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                993                  37                239                26
 Units redeemed during the period .....................                (77)                 (3)               (14)               (1)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                916                  34                225                25
                                                         =================   =================   ================   ===============

                                                                    Multimanager
                                                                 Large Cap Growth
                                                         -----------------------------------
                                                              2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $             --   $             --
 Net realized gain (loss) .............................            16,891                241
 Net change in unrealized appreciation (depreciation) .           (11,795)              (288)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations              5,096                (47)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           149,346              8,065
 Transfers between subaccounts, net ...................            25,307                625
 Transfers for contract benefits and terminations .....           (16,684)              (393)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           157,969              8,297
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           163,065              8,250
Net assets beginning of period ........................             8,250                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        171,315   $          8,250
                                                         ================   ================
 Units issued during the period .......................             1,064                 63
 Units redeemed during the period .....................               (28)                (4)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             1,036                 59
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Multimanager                         Multimanager
                                                                   Large Cap Value                       Mid Cap Growth
                                                         -------------------------------------   ----------------------------------
                                                                2007              2006 (l)            2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           3,357   $             107   $             --   $            --
 Net realized gain (loss) .............................             30,346                 489             10,242               190
 Net change in unrealized appreciation (depreciation) .            (36,506)               (389)            (9,087)             (198)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              (2,803)                207              1,155                (8)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            227,311              37,170             88,054             4,819
 Transfers between subaccounts, net ...................             89,776               2,441             18,204               322
 Transfers for contract benefits and terminations .....            (32,408)             (1,295)           (10,042)             (200)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            284,679              38,316             96,216             4,941
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                158                  --                 --                --
Net increase (decrease) in net assets .................            282,034              38,523             97,371             4,933
Net assets beginning of period ........................             38,523                  --              4,933                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         320,557   $          38,523   $        102,304   $         4,933
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              1,598                 214                557                30
 Units redeemed during the period .....................               (146)                 (8)               (79)               (3)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              1,452                 206                478                27
                                                         =================   =================   ================   ===============

                                                                    Multimanager
                                                                   Mid Cap Value
                                                         -----------------------------------
                                                               2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $             --   $             --
 Net realized gain (loss) .............................            10,865                234
 Net change in unrealized appreciation (depreciation) .           (16,055)              (298)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             (5,190)               (64)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           110,205             13,996
 Transfers between subaccounts, net ...................            13,383              1,819
 Transfers for contract benefits and terminations .....           (14,559)              (537)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           109,029             15,278
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           103,839             15,214
Net assets beginning of period ........................            15,214                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        119,053   $         15,214
                                                         ================   ================
 Units issued during the period .......................             1,003                109
 Units redeemed during the period .....................              (308)                (6)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........               695                103
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Multimanager
                                                                   Small Cap Growth
                                                         -----------------------------------
                                                              2007 (o)            2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        (74,504)  $        (72,457)
 Net realized gain (loss) .............................         2,673,076          1,003,317
 Net change in unrealized appreciation (depreciation) .        (2,030,085)           640,538
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            568,487          1,571,398
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         2,151,837          2,378,986
 Transfers between subaccounts, net ...................          (375,768)          (100,242)
 Transfers for contract benefits and terminations .....        (2,715,383)        (2,798,922)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (939,314)          (520,178)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               278                 --
Net increase (decrease) in net assets .................          (370,549)         1,051,220
Net assets beginning of period ........................        17,425,931         16,374,711
                                                         ----------------   ----------------
Net assets end of period ..............................  $     17,055,382   $     17,425,931
                                                         ================   ================
 Units issued during the period .......................           152,651            234,310
 Units redeemed during the period .....................          (221,727)          (273,598)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (69,076)           (39,287)
                                                         ================   ================

                                                                   Multimanager                             Mulitmanager
                                                                  Small Cap Value                            Technology
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (l)             2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $             354   $               5   $             --                --
 Net realized gain (loss) .............................              7,665                 282                445                12
 Net change in unrealized appreciation (depreciation) .            (20,031)               (209)             6,838                30
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             (12,012)                 78              7,283                42
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             77,863               3,035            104,762             4,047
 Transfers between subaccounts, net ...................             43,795                 809             70,994               747
 Transfers for contract benefits and terminations .....            (11,755)               (212)           (15,613)             (403)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            109,903               3,632            160,143             4,391
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             97,891               3,710            167,426             4,433
Net assets beginning of period ........................              3,710                  --              4,433                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         101,601   $           3,710   $        171,859   $         4,433
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                497                  18                787                --
 Units redeemed during the period .....................                (23)                 (2)               (21)               (6)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                474                  16                766                24
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      Oppenheimer
                                                                   Global Securities
                                                         ----------------------------------
                                                               2007              2006
                                                         ----------------  ----------------
From operations:
 Net investment income (loss) .........................  $         15,555  $          7,232
 Net realized gain (loss) .............................           223,931           149,667
 Net change in unrealized appreciation (depreciation) .          (134,137)           93,737
                                                         ----------------  ----------------
 Net increase/(decrease) in net assets from operations            105,349           250,636
                                                         ----------------  ----------------
Contract transactions:
 Payments received from contractowners ................           468,780           598,751
 Transfers between subaccounts, net ...................           (57,676)           15,778
 Transfers for contract benefits and terminations .....          (313,433)         (302,008)
                                                         ----------------  ----------------
Net increase/(decrease) from contract transactions ....            97,671           312,521
                                                         ----------------  ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 1                --
Net increase (decrease) in net assets .................           203,021           563,157
Net assets beginning of period ........................         1,881,710         1,318,553
                                                         ----------------  ----------------
Net assets end of period ..............................  $      2,084,731  $      1,881,710
                                                         ================  ================
 Units issued during the period .......................            24,965            38,929
 Units redeemed during the period .....................           (20,485)          (21,958)
                                                         ----------------  ----------------
 Net units issued (redeemed) during the period ........             4,480            16,971
                                                         ================  ================

                                                                     PIMCO Global                       PIMCO StocksPLUS
                                                                    Bond (Unhedged)                     Growth and Income
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006                2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          68,992   $          68,256   $        342,479   $       188,943
 Net realized gain (loss) .............................             (5,488)            (15,410)           278,998           114,453
 Net change in unrealized appreciation (depreciation) .            177,202              42,794           (329,274)          245,560
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             240,706              95,640            292,203           548,956
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            470,215             569,764            699,837           833,387
 Transfers between subaccounts, net ...................            (22,726)             58,387           (132,612)         (169,413)
 Transfers for contract benefits and terminations .....           (382,072)           (417,948)          (545,039)         (458,748)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             65,417             210,203             22,186           205,226
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................              2,176                  --                 12                --
Net increase (decrease) in net assets .................            308,299             305,843            314,401           754,182
Net assets beginning of period ........................          2,494,795           2,188,952          4,430,343         3,676,161
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       2,803,094   $       2,494,795   $      4,744,744   $     4,430,343
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             40,604              60,287             52,926            66,662
 Units redeemed during the period .....................            (35,970)            (45,677)           (51,448)          (50,876)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              4,634              14,610              1,478            15,786
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     UIF Emerging                          UIF Global
                                                                     Markets Debt                         Value Equity
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006                2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          32,498   $          40,354   $         35,992   $        16,864
 Net realized gain (loss) .............................             12,778               2,157            378,298           171,853
 Net change in unrealized appreciation (depreciation) .            (17,503)                893           (239,611)           94,639
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              27,773              43,404            174,679           283,356
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             32,156              44,915            146,622           384,468
 Transfers between subaccounts, net ...................            (19,784)            (18,636)            67,542          (297,801)
 Transfers for contract benefits and terminations .....            (10,394)            (56,819)          (211,753)         (102,317)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....              1,978             (30,540)             2,411           (15,650)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             29,751              12,864            177,090           267,706
Net assets beginning of period ........................            461,683             448,819          1,719,353         1,451,647
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         491,434   $         461,683   $      1,896,443   $     1,719,353
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              2,124               7,464             69,735            52,714
 Units redeemed during the period .....................             (2,145)             (9,440)           (65,539)          (55,450)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                (21)             (1,975)             4,196            (2,736)
                                                         =================   =================   ================   ===============

                                                                       Van Eck
                                                                   Worldwide Bond
                                                         -----------------------------------
                                                              2007                 2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         16,942   $         44,704
 Net realized gain (loss) .............................              (561)           (21,387)
 Net change in unrealized appreciation (depreciation) .             4,952             13,529
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             21,333             36,846
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................             8,173              7,477
 Transfers between subaccounts, net ...................           (59,169)          (108,110)
 Transfers for contract benefits and terminations .....          (135,288)          (245,379)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (186,284)          (346,012)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................          (164,951)          (309,166)
Net assets beginning of period ........................           295,198            604,364
                                                         ----------------   ----------------
Net assets end of period ..............................  $        130,247   $        295,198
                                                         ================   ================
 Units issued during the period .......................            11,790              7,725
 Units redeemed during the period .....................           (22,791)           (29,438)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (11,001)           (21,712)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   Van Eck Worldwide                    Van Eck Worldwide
                                                                   Emerging Markets                        Hard Assets
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (s)             2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           7,652   $          11,062   $         (4,931)  $        (7,963)
 Net realized gain (loss) .............................          1,531,843           1,002,489            532,576           807,008
 Net change in unrealized appreciation (depreciation) .             13,930             512,797            120,536          (316,440)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations           1,553,425           1,526,348            648,181           482,605
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            205,385             213,821             85,998            92,238
 Transfers between subaccounts, net ...................           (629,110)             75,345           (340,469)         (390,647)
 Transfers for contract benefits and terminations .....           (244,107)           (807,096)          (592,865)         (823,366)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....           (687,832)           (517,930)          (847,336)       (1,121,775)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  5                --
Net increase (decrease) in net assets .................            885,593           1,008,418           (199,150)         (639,170)
Net assets beginning of period ........................          4,935,883           3,927,465          1,437,322         2,076,492
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       5,821,476   $       4,935,883   $      1,238,172   $     1,437,322
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             51,465              81,647             34,095            29,348
 Units redeemed during the period .....................            (89,838)           (111,136)           (51,857)          (64,221)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........            (38,373)            (29,489)           (17,762)          (34,873)
                                                         =================   =================   ================   ===============

-------
(a) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(b) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(c) Multimanager High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(d) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(e) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(f) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(g) EQ/JPMorgan Bond was substituted for PIMCO Real Return on November 3, 2006. (See Note 5)
(h) EQ/Short Duration Bond was substituted for T. Rowe Price Limited-Term Bond on November 3, 2006. (See Note 5)
(i) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(j) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(k) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(l) Units were made available for sale on September 8, 2006.
(m) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 5)
(n) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 5)
(o) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 5)
(p) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 5)
(q) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 5)
(r) EQ/AllianceBernstein Value was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 5)
(s) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 5)
(t) EQ/Van Kampen Real Estate was substituted for Van Kampen UIF U.S. Real Estate on August 17, 2007. (See Note 5)

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(u) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 5)
(v) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007. (See Note 5)
(w) EQ/AllianceBernstein Value was substituted for Old Mutual Select Value on November 16, 2007. (See Note 5)
(x) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 5)
(y) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 5)
(z) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 5)
(aa) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 5)
(ab) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 5)
(ac) EQ/FI Mid Cap was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 5)
(ad) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Bond on November 16, 2007. (See Note 5)
(ae) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Income on November 16, 2007. (See Note 5)
(af) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 5)
(ag) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 5)
(ah) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 5)
(ai) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 5)
(aj) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 5)
(ak) Units were made available for sale on April 27, 2007.
(al) Units were made available for sale on August 17, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS


1. Organization and Business

   MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life policies which include (MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive Life(SM) Legacy), and Survivorship Variable Universal Life) collectively, the "Variable Life Policies." These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY.

   There are ninety-two MONY America Variable Life subaccounts within the Variable Account, and each invests in only a corresponding portfolio of AIM Variable Insurance Funds, AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products
   (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., or Van Eck Worldwide Insurance Trust, collectively (the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies. Prior to July 9, 2004, the Variable Account invested in the MONY Series Fund (the "Fund") and Enterprise Accumulation Trust (the "Trust").

   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life policies will not be charged with liabilities arising out of other business MONY America may conduct.

   The Variable Account consists of the following variable investment options:

   o AIM V.I. Financial Services
   o AIM V.I. Global Health Care
   o AIM V.I. Technology
   o All Asset Allocation(1)
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Dreyfus Stock Index Fund, Inc.
   o EQ/AllianceBernstein Common Stock
   o EQ/AllianceBernstein Intermediate Government Securities
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Large Cap Growth
   o EQ/AllianceBernstein Quality Bond
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AllianceBernstein Value
   o EQ/Ariel Appreciation II
   o EQ/AXA Rosenberg Value Long/Short Equity
   o EQ/BlackRock Basic Value Equity(5)
   o EQ/BlackRock International Value(6)
   o EQ/Bond Index
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Caywood-Scholl High Yield Bond
   o EQ/Equity 500 Index
   o EQ/Evergreen International Bond
   o EQ/Evergreen Omega
   o EQ/FI Mid Cap
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Government Securities
   o EQ/International Growth
   o EQ/JPMorgan Core Bond
   o EQ/JPMorgan Value Opportunities
   o EQ/Legg Mason Value Equity
   o EQ/Long Term Bond
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Lord Abbett Mid Cap Value
   o EQ/Marsico Focus
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/PIMCO Real Return
   o EQ/Short Duration Bond
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock(10)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Emerging Markets Equity
   o EQ/Van Kampen Mid Cap Growth
   o EQ/Van Kampen Real Estate
   o Fidelity VIP Asset Manager
   o Fidelity VIP Contrafund(R)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Business (Continued)

   o Fidelity VIP Growth and Income
   o Franklin Income Securities
   o Franklin Rising Dividends Securities
   o Franklin Zero Coupon 2010
   o Janus Aspen Series Balanced
   o Janus Aspen Series Forty
   o Janus Aspen Series International Growth
   o Janus Aspen Series Mid Cap Growth
   o Janus Aspen Series Mid Cap Value
   o Janus Aspen Series Worldwide Growth
   o MarketPLUS International Core(3)
   o MarketPLUS Large Cap Core(8)
   o MarketPLUS Large Cap Growth(7)
   o MarketPLUS Mid Cap Value(4)
   o MFS(R) Utilities
   o Multimanager Aggressive Equity(2)
   o Multimanager Core Bond(2)
   o Multimanager Health Care(2)
   o Multimanager High Yield(2)
   o Multimanager International Equity(2)
   o Multimanager Large Cap Core Equity(2)
   o Multimanager Large Cap Growth(2)
   o Multimanager Large Cap Value(2)
   o Multimanager Mid Cap Growth(2)
   o Multimanager Mid Cap Value(2)
   o Multimanager Small Cap Growth(9)
   o Multimanager Small Cap Value(11)
   o Multimanager Technology(2)
   o Oppenheimer Global Securities
   o PIMCO Global Bond (Unhedged)
   o PIMCO StocksPLUS Growth and Income
   o UIF Emerging Markets Debt
   o UIF Global Value Equity(3)
   o Van Eck Worldwide Bond
   o Van Eck Worldwide Emerging Markets
   o Van Eck Worldwide Hard Assets

   ----------
   (1) Formerly known as EQ/Enterprise Moderate Allocation
   (2) Formerly known as AXA Premier VIP
   (3) Formerly known as EQ/Capital Guardian International
   (4) Formerly known as EQ/FI Mid Cap Value
   (5) Formerly known as EQ/Mercury Basic Value Equity
   (6) Formerly known as EQ/Mercury International Value
   (7) Formerly known as EQ/MFS Emerging Growth Companies
   (8) Formerly known as EQ/MFS Investors Trust
   (9) Formerly known as EQ/Small Company Growth
   (10) Formerly known as EQ/TCW Equity
   (11) Formerly known as EQ/Small Cap Value

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


1. Organization and Business (Concluded)

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the contractowners.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. MONY America does not anticipate any impact to the net assets of the Variable Account, upon adoption.

   Investments:

   The investment in shares of each of the respective Funds is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the EQ/Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

   Due to and Due From:

   Amounts due to/from MONY America and amounts due to/from respective funds generally represent premiums, surrenders and death benefits, as well as amounts transferred among the various funds by contractowners.

   Investment Transactions and Investment Income:

   Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis), and (2) distributions representing the net realized gains on investments transactions.

   Contract Payments and Transfers:

   Payments received from contractowners represent contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.

   Transfers between funds including the Guaranteed Interest Account with Market Value Adjustment, net, are amounts that contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment may not be less than the aggregate of the contractowner accounts allocated to that variable investment option. Additional assets are set-aside in MONY America's General Account to provide for other policy benefits, as required by state law. MONY America's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract maintenance charges are administrative charges and cost of insurance charges, if applicable.

   Taxes:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life policies participating in the Variable Account by reasons of applicable provisions of the

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


2. Significant Accounting Policies (Concluded)

   Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

3. Related Party Transactions

   MONY America is the legal owner of the assets held by the Variable Account. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be chargeable with liabilities arising out of any other business MONY America may conduct.

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   MONY America received administrative fees directly from certain Funds for maintaining and servicing contractowner's accounts. During the year ended December 31, 2007, MONY America received $557,433 in aggregate from certain Funds in connection with MONY America Life subaccounts.

   Investment Manager and Advisors:

   EQAT and VIP have the right to issue two classes of shares--Class A and Class
   B. The class of shares offered by EQAT and VIP ("Class B Shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by EQAT and VIP. The Rule 12b-1 Plans provide that EQAT and VIP, on behalf of each portfolio, may charge, annually, the average daily net assets of a portfolio the applicable 12b-1 fee, attributable to its Class B shares, in respect of activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly manage the portfolios. Fees generally vary depending on net asset levels of individual portfolios, and range, for EQAT and VIP, from a low of 0.10% to a high of 1.40% of average daily net assets. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the portfolios, including the fees of the advisors of each portfolio.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/AllianceBernstein Value, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   Contract Distribution and Principal Underwriter:

   AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") are distributors and principal underwriters of the Variable Life policies and the Variable Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

   The Variable Life policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


4. Investment Transactions


   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2007 were as follows:

                                                                                                  Proceeds from
           MONY America Variable Account L Subaccounts:              Cost of Shares Acquired     Shares Redeemed
-----------------------------------------------------------------   -------------------------   ----------------
AIM V.I. Financial Services .....................................   $                 110,253   $         67,069
AIM V.I. Global Health Care .....................................                     131,777            133,008
AIM V.I. Technology .............................................                      44,582             32,884
All Asset Allocation ............................................                  14,910,330         20,211,951
AXA Aggressive Allocation .......................................                   4,342,076            171,623
AXA Conservative Allocation .....................................                     151,615             14,178
AXA Conservative-Plus Allocation ................................                     789,117            144,418
AXA Moderate Allocation .........................................                   4,480,487            200,285
AXA Moderate-Plus Allocation ....................................                  13,392,880            477,901
Dreyfus Stock Index Fund, Inc. ..................................                   8,738,704         24,129,020
EQ/AllianceBernstein Common Stock ...............................                   1,226,355            117,819
EQ/AllianceBernstein Intermediate Government Securities .........                      89,048              1,085
EQ/AllianceBernstein International ..............................                   2,294,837          4,957,183
EQ/AllianceBernstein Large Cap Growth ...........................                     103,577              8,396
EQ/AllianceBernstein Quality Bond ...............................                     143,231             20,763
EQ/AllianceBernstein Small Cap Growth ...........................                   1,085,083            133,717
EQ/AllianceBernstein Value ......................................                  14,773,314            249,248
EQ/Ariel Appreciation II ........................................                      18,310                334
EQ/AXA Rosenberg Value Long/Short Equity ........................                      29,173             12,276
EQ/BlackRock Basic Value Equity .................................                   1,290,708             31,344
EQ/BlackRock International Value ................................                   2,754,362          1,545,877
EQ/Bond Index ...................................................                   1,391,439          3,332,361
EQ/Boston Advisors Equity Income ................................                  27,414,162          3,487,745
EQ/Calvert Socially Responsible .................................                     455,250            339,603
EQ/Capital Guardian Growth ......................................                   6,545,814            152,739
EQ/Capital Guardian Research ....................................                   3,027,183            653,017
EQ/Caywood-Scholl High Yield Bond ...............................                   2,811,467          3,185,655
EQ/Equity 500 Index .............................................                     995,694             66,298
EQ/Evergreen International Bond .................................                      85,237              2,105
EQ/Evergreen Omega ..............................................                      27,686              1,083
EQ/FI Mid Cap ...................................................                   1,980,938            570,446
EQ/GAMCO Mergers and Acquisitions ...............................                     173,875              6,733
EQ/GAMCO Small Company Value ....................................                  15,223,523         20,830,266
EQ/Government Securities ........................................                   2,849,773          3,704,529
EQ/International Growth .........................................                   4,952,848          4,382,614
EQ/JPMorgan Core Bond ...........................................                  27,563,600          6,088,836
EQ/JPMorgan Value Opportunities .................................                      92,100              9,419
EQ/Legg Mason Value Equity ......................................                      79,063              5,775
EQ/Long Term Bond ...............................................                   2,121,875          3,729,707
EQ/Lord Abbett Growth and Income ................................                   2,268,798          1,608,282
EQ/Lord Abbett Large Cap Core ...................................                      34,814              2,167
EQ/Lord Abbett Mid Cap Value ....................................                   3,867,064          3,457,713
EQ/Marsico Focus ................................................                   3,492,274          2,902,844
EQ/Money Market .................................................                  53,412,478         54,925,409
EQ/Montag & Caldwell Growth .....................................                   8,787,957         12,182,579
EQ/PIMCO Real Return ............................................                   1,740,003          5,901,954
EQ/Short Duration Bond ..........................................                     530,798          2,784,738
EQ/Small Company Index ..........................................                   6,266,201            112,697
EQ/T. Rowe Price Growth Stock ...................................                   9,238,002         11,525,386
EQ/UBS Growth and Income ........................................                   3,352,655          4,496,723

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


4. Investment Transactions (Concluded)

                                                                                                  Proceeds from
         MONY America Variable Account L Subaccounts:               Cost of Shares Acquired     Shares Redeemed
-----------------------------------------------------------------   -------------------------   ----------------
EQ/Van Kampen Comstock ..........................................   $                  63,673   $          4,840
EQ/Van Kampen Emerging Markets Equity ...........................                   1,830,687            305,472
EQ/Van Kampen Mid Cap Growth ....................................                  12,206,402            346,696
EQ/Van Kampen Real Estate .......................................                   9,469,458            967,925
Fidelity VIP Asset Manager ......................................                      55,422             12,047
Fidelity VIP Contrafund .........................................                  32,401,513         13,344,874
Fidelity VIP Growth and Income ..................................                     947,900            211,985
Franklin Income Securities ......................................                  10,513,346          1,366,460
Franklin Rising Dividends Securities ............................                     183,619            177,002
Franklin Zero Coupon 2010 .......................................                      37,808             27,977
Janus Aspen Series Balanced .....................................                   1,740,643          1,837,365
Janus Aspen Series International Growth .........................                   2,953,828          4,838,517
Janus Aspen Series Forty ........................................                   3,264,618          5,354,455
Janus Aspen Series Mid Cap Growth ...............................                   2,758,089          5,088,596
Janus Aspen Series Mid Cap Value ................................                   1,622,049            547,262
Janus Aspen Series Worldwide Growth .............................                   3,248,287          3,883,764
MarketPLUS International Core ...................................                     120,890              3,764
MarketPLUS Large Cap Core .......................................                      17,165                615
MarketPLUS Large Cap Growth .....................................                     119,081              1,846
MarketPLUS Mid Cap Value ........................................                     385,423              5,102
MFS(R) Utilities ................................................                     915,494            775,229
Multimanager Aggressive Equity ..................................                      34,662                829
Multimanager Core Bond ..........................................                     199,041             25,292
Multimanager Health Care ........................................                     138,615             23,603
Multimanager High Yield .........................................                     960,201            386,829
Multimanager International Equity ...............................                     265,132             19,101
Multimanager Large Cap Core Equity ..............................                      44,033              2,570
Multimanager Large Cap Growth ...................................                     179,094              4,458
Multimanager Large Cap Value ....................................                     346,244             28,207
Multimanager Mid Cap Growth .....................................                     121,634             16,422
Multimanager Mid Cap Value ......................................                     167,394             49,244
Multimanager Small Cap Growth ...................................                   4,311,125          3,737,849
Multimanager Small Cap Value ....................................                     123,590              5,151
Multimanager Technology .........................................                     164,457              4,315
Oppenheimer Global Securities ...................................                     644,218            436,118
PIMCO Global Bond (Unhedged) ....................................                     693,114            542,591
PIMCO StocksPLUS Growth and Income ..............................                   1,148,739            784,062
UIF Emerging Markets Debt .......................................                      90,051             40,433
UIF Global Value Equity .........................................                   1,297,722          1,065,981
Van Eck Worldwide Bond ..........................................                     208,172            377,513
Van Eck Worldwide Emerging Markets ..............................                   2,146,826          1,881,394
Van Eck Worldwide Hard Assets ...................................                   1,466,055          2,124,826

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations

   Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

------------------------------------------------------------------------------------------------------------------------
November 16, 2007                       Removed Portfolio            Class      Surviving Portfolio            Class
------------------------------------------------------------------------------------------------------------------------
                                                                                EQ/BlackRock
                                        AIM V. I. Basic Value        Series 1   Basic Value Equity             B
------------------------------------------------------------------------------------------------------------------------
Shares                                    61,874                                   48,649
Value                                   $  13.50                                 $  17.17
Net assets before merger                $835,303                                 $     --
Net assets after merger                 $     --                                 $835,303
------------------------------------------------------------------------------------------------------------------------
                                        AIM V.I. MidCap
                                        Core Equity                  Series 1    EQ/FI Mid Cap                 A
------------------------------------------------------------------------------------------------------------------------
Shares                                    29,372                                     293,191
Value                                   $  14.65                                 $     11.51
Net assets before merger                $430,302                                 $ 2,944,324
Net assets after merger                 $     --                                 $ 3,374,626
------------------------------------------------------------------------------------------------------------------------
                                        Alger American Balanced      0
                                        MFS Total Return             Initial
                                        T. Rowe Price Personal       *
                                        Strategy Balanced                       Franklin Income Securities     2
------------------------------------------------------------------------------------------------------------------------
Shares-Alger American Balanced              249,299                                          --
Shares-MFS Total Return                     201,059                                          --
Shares-T. Rowe Price Personal Strategy
Balanced                                    121,387                                          --
Shares-Franklin Income Securities                --                                     693,575
Value-Alger American Balanced           $     14.47                                          --
Value-MFS Total Return                  $     21.63                                          --
Value-T. Rowe Price Personal Strategy
Balanced                                $     20.51                                          --
Value-Franklin Income Securities                                                    $     17.17
Net assets before merger                $10,445,906                                 $ 1,462,770
Net assets after merger                 $        --                                 $11,908,676
------------------------------------------------------------------------------------------------------------------------
                                        Alger American                          EQ/Van Kampen
                                        MidCap Growth                0          Mid Cap Growth                 A
------------------------------------------------------------------------------------------------------------------------
Shares                                      478,710                                 746,611
Value                                   $     22.44                             $     16.24
Net assets before merger                $10,742,247                             $ 1,382,721
Net assets after merger                 $        --                             $12,124,968
------------------------------------------------------------------------------------------------------------------------
                                        Dreyfus IP Small                        EQ/Small
                                        Cap Stock Index              Service    Company Index                  A
------------------------------------------------------------------------------------------------------------------------
Shares                                     322,820                                 448,866
Value                                   $    17.77                              $    12.78
Net assets before merger                $5,736,512                              $       --
Net assets after merger                 $       --                              $5,736,512
------------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Continued)

--------------------------------------------------------------------------------------------------------------------------------
November 16, 2007                         Removed Portfolio              Class           Surviving Portfolio             Class
--------------------------------------------------------------------------------------------------------------------------------
                                          Fidelity VIP                   Initial &
                                          Growth Opportunities           Service         EQ/Capital
                                          Oppenheimer Main Street        Service         Guardian Research               A
--------------------------------------------------------------------------------------------------------------------------------
Shares-Fidelity VIP Growth Opportunities
(Service Class)                               92,704                                             --
Shares-Fidelity VIP Growth Opportunities
(Initial Class)                               22,108                                             --
Shares-Oppenheimer Main Street                27,268                                             --
Shares-EQ/Capital Guardian Research                                                         219,715
Value-Fidelity VIP Growth Opportunities
(Service Class)                           $    21.55                                             --
Value-Fidelity VIP Growth Opportunities
(Initial Class)                           $    21.59                                             --
Value-Oppenheimer Main Street             $    25.18                                             --
Value-EQ/Capital Guardian Research                                                       $    14.39
Net assets before merger                  $3,161,696                                     $       --
Net assets after merger                   $       --                                     $3,161,696
--------------------------------------------------------------------------------------------------------------------------------
                                          Janus Aspen Series             Institutional
                                          Flexible Bond                  & Service
                                          UIF Core Plus Fixed Income     1               EQ/JPMorgan Core Bond           A
--------------------------------------------------------------------------------------------------------------------------------
Shares-Janus Aspen Series Flexible Bond-
Service Class                                  89,221                                              --
Shares-Janus Aspen Series Flexible Bond-
Institutional Class                           684,404                                              --
Shares-UIF Core Plus Fixed Income           1,218,827                                              --
Shares-EQ/JPMorgan Core Bond                                                                2,817,817
Value-Janus Flexible Bond-Service Class   $     12.26                                              --
Value-Janus Flexible Bond-Institutional
Shares                                    $     11.62                                              --
Value-UIF Core Plus Fixed Income          $     11.53                                              --
Value-EQ/JPMorgan Core Bond                                                               $     11.30
Net assets before merger                  $23,099,705                                     $ 8,741,627
Net assets after merger                   $        --                                     $31,841,332
--------------------------------------------------------------------------------------------------------------------------------
                                          Old Mutual Select Value        Insurance
                                          UIF Value                      1               EQ/AllianceBernstein Value      A
--------------------------------------------------------------------------------------------------------------------------------
Shares-Old Mutual Select Value                 70,859                                              --
Shares-UIF Value                              806,089                                              --
Shares-EQ/AllianceBernstein Value                                                             784,574
Value-Old Mutual Select Value             $     18.27                                              --
Value-UIF Value                           $     13.49                                              --
Value-EQ/AllianceBernstein Value                                                          $     15.51
Net asset before merger                   $12,168,737                                              --
Net assets after merger                   $        --                                     $12,168,737
--------------------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Substitutions/Reorganizations (Continued)

-------------------------------------------------------------------------------------------
November 16, 2007          Removed Portfolio      Class    Surviving Portfolio      Class
-------------------------------------------------------------------------------------------
                           T. Rowe Price                   EQ/Boston Advisors       A
                           Equity Income          *        Equity Income
-------------------------------------------------------------------------------------------
Shares                         986,932                       3,467,450
Value                      $     24.98                     $      7.11
Net assets before merger   $24,653,572                              --
Net assets after merger    $        --                     $24,653,572
-------------------------------------------------------------------------------------------
                           T. Rowe Price New               EQ/Capital Guardian
                           America Growth         *        Growth                   A
-------------------------------------------------------------------------------------------
Shares                        328,285                         525,212
Value                      $    24.27                      $    15.17
Net assets before merger   $7,967,471                      $       --
Net assets after merger    $       --                      $7,967,471
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
August 17, 2007            Removed Portfolio             Class        Surviving Portfolio          Class
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/AllianceBernstein
                           Dreyfus VIF Appreciation      Initial      Common Stock                 A
--------------------------------------------------------------------------------------------------------------
Shares                       11,230                                     24,020
Value                      $  43.29                                   $  20.24
Net assets before merger   $486,161                                   $     --
Net assets after merger    $     --                                   $486,161
--------------------------------------------------------------------------------------------------------------
                                                         Initial &                                 Initial &
                           Fidelity VIP Growth           Service      Fidelity VIP Contrafund      Service
--------------------------------------------------------------------------------------------------------------
Shares-Initial                  45,101                                       611,330
Shares-Service                 249,055                                       867,243
Value-Initial              $     39.71                                   $     33.03
Value-Service              $     39.57                                   $     32.91
Net assets before merger   $11,646,078                                   $37,087,097
Net assets after merger    $        --                                   $48,733,175
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/Van Kampen

                           MFS Mid Cap Growth            Initial      Mid Cap Growth               A
--------------------------------------------------------------------------------------------------------------
Shares                        167,706                                     82,998
Value                      $     7.28                                 $    14.71
Net assets before merger   $1,220,898                                 $       --
Net assets after merger    $       --                                 $1,220,898
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/AllianceBernstein
                           MFS New Discovery             Initial      Small Cap Growth             A
--------------------------------------------------------------------------------------------------------------
Shares                       45,816                                     44,011
Value                      $  17.07                                   $  17.77
Net assets before merger   $782,083                                   $     --
Net assets after merger    $     --                                   $782,083
--------------------------------------------------------------------------------------------------------------
                           UIF Equity Growth             1            Fidelity VIP Contrafund      Initial
--------------------------------------------------------------------------------------------------------------
Shares                        5,710                                       560,141
Value                      $  17.55                                   $     33.03
Net assets before merger   $100,209                                   $18,401,245
Net assets after merger    $     --                                   $18,501,454
--------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Substitutions/Reorganizations (Continued)

--------------------------------------------------------------------------------------------------------------
August 17, 2007            Removed Portfolio             Class        Surviving Portfolio            Class
--------------------------------------------------------------------------------------------------------------
                           UIF U.S. Real Estate          1            EQ/Van Kampen Real Estate      A
--------------------------------------------------------------------------------------------------------------
Shares                        373,000                                    984,998
Value                      $    24.11                                 $     9.13
Net assets before merger   $8,993,027                                 $       --
Net assets after merger    $       --                                 $8,993,027
--------------------------------------------------------------------------------------------------------------
                           EQ/AllianceBernstein
                           Growth and Income             B            EQ/AllianceBernstein Value     B
--------------------------------------------------------------------------------------------------------------
Shares                         16,415                                     53,853
Value                      $    19.21                                 $    16.27
Net assets before merger   $  315,330                                 $  560,854
Net assets after merger    $       --                                 $  876,184
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 July 6, 2007              Removed Portfolio             Class        Surviving Portfolio            Class
--------------------------------------------------------------------------------------------------------------
                            EQ/Capital Guardian U.S.                  EQ/Capital Guardian
                            Equity                       B            Research                       B
--------------------------------------------------------------------------------------------------------------
Shares                       2,239                                       2,795
Value                      $ 12.05                                    $  15.08
Net assets before merger   $26,975                                    $ 15,166
Net assets after merger    $    --                                    $ 42,141
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/T. Rowe Price Growth
                           EQ/Janus Large Cap Growth     B            Stock                          B
--------------------------------------------------------------------------------------------------------------
Shares                       1,423                                         881
Value                      $  7.62                                    $  23.21
Net assets before merger   $10,844                                    $  9,599
Net assets after merger    $    --                                    $ 20,443
--------------------------------------------------------------------------------------------------------------
                           EQ/Wells Fargo
                           Montgomery                                 Multimanager Small Cap
                           Small Cap                     B            Growth                         B
--------------------------------------------------------------------------------------------------------------
Shares                       5,402                                      10,037
Value                      $ 14.94                                    $  10.65
Net assets before merger   $80,708                                    $ 26,186
Net assets after merger    $    --                                    $106,894
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
November 3, 2006           Removed Portfolio             Class        Surviving Portfolio            Class
--------------------------------------------------------------------------------------------------------------
                           The Dreyfus Socially
                           Responsible Growth Fund,                   EQ/Calvert Socially
                           Inc.                          Initial      Responsible                    A
--------------------------------------------------------------------------------------------------------------
Shares                         56,329                                 184,521
Value                      $    27.68                              $     8.45
Net assets before merger   $1,559,199                              $       --
Net assets after merger    $       --                              $1,559,199
--------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Continued)

--------------------------------------------------------------------------------------------------------------
November 3, 2006           Removed Portfolio             Class            Surviving Portfolo            Class
--------------------------------------------------------------------------------------------------------------
                           Dreyfus VIF International                      EQ/Mercury International
                           Value                         Initial          Value                         A
--------------------------------------------------------------------------------------------------------------
Shares                         621,451                                        679,849
Value                      $     18.51                                    $     16.92
Net assets before merger   $11,503,052                                    $        --
Net assets after merger    $        --                                    $11,503,052
--------------------------------------------------------------------------------------------------------------
                           Lord Abbett Bond                               AXA Premier VIP High
                           Debenture                     VC               Yield                         A
--------------------------------------------------------------------------------------------------------------
Shares                         110,950                                        231,303
Value                      $     12.30                                    $      5.90
Net assets before merger   $ 1,364,689                                    $        --
Net assets after merger    $        --                                    $ 1,364,689
--------------------------------------------------------------------------------------------------------------
                           Lord Abbett Growth                             EQ/Lord Abbett Growth
                           and Income                    VC               and Income                    A
--------------------------------------------------------------------------------------------------------------
Shares                         234,201                                        573,550
Value                      $     29.51                                    $     12.05
Net assets before merger   $ 6,911,280                                    $        --
Net assets after merger    $        --                                    $ 6,911,280
--------------------------------------------------------------------------------------------------------------
                                                                          EQ/Lord Abbett Mid Cap
                           Lord Abbett Mid Cap Value      VC              Value                         A
--------------------------------------------------------------------------------------------------------------
Shares                         657,229                                      1,231,147
Value                      $     22.61                                    $     12.07
Net assets before merger   $14,859,947                                    $        --
Net assets after merger    $        --                                    $14,859,947
--------------------------------------------------------------------------------------------------------------
                           Old Mutual Mid-Cap            Insurance        EQ/FI Mid Cap                 A
--------------------------------------------------------------------------------------------------------------
Shares                         159,983                                        253,257
Value                      $     16.97                                    $     10.72
Net assets before merger   $ 2,714,910                                    $        --
Net assets after merger    $        --                                    $ 2,714,910
--------------------------------------------------------------------------------------------------------------
                            PIMCO Real Return            Administrative   EQ/JPMorgan Core Bond         A
--------------------------------------------------------------------------------------------------------------
Shares                       1,158,558                                      1,264,623
Value                      $     12.40                                    $     11.36
Net assets before merger   $14,366,119                                    $        --
Net assets after merger    $        --                                    $14,366,119
--------------------------------------------------------------------------------------------------------------
                           T. Rowe Price
                           Limited-Term Bond             *                EQ/Short Duration Bond        A
--------------------------------------------------------------------------------------------------------------
Shares                         551,487                                        261,795
Value                      $      4.88                                    $     10.28
Net assets before merger   $ 2,691,256                                    $        --
Net assets after merger    $        --                                    $ 2,691,256
--------------------------------------------------------------------------------------------------------------
                           T. Rowe Price Prime
                           Reserve                       *                EQ/Money Market               A
--------------------------------------------------------------------------------------------------------------
Shares                       6,691,638                                      6,691,638
Value                      $      1.00                                    $      1.00
Net assets before merger   $ 6,691,638                                    $46,795,196
Net assets after merger    $        --                                    $53,486,834
--------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Concluded)

---------------------------------------------------------------------------------------------------------------
November 3, 2006           Removed Portfolio             Class            Surviving Portfolio           Class
---------------------------------------------------------------------------------------------------------------
                           T. Rowe Price                                  EQ/AllianceBernstein
                           International Stock           *                International                 A

---------------------------------------------------------------------------------------------------------------
Shares                        346,476                                        400,142
Value                      $    17.00                                     $    14.72
Net assets before merger   $5,890,089                                     $       --
Net assets after merger    $       --                                      5,890,089
---------------------------------------------------------------------------------------------------------------
                           Van Kampen UIF Emerging                        EQ/Van Kampen Emerging
                           Markets Equity                1                Markets Equity                A
---------------------------------------------------------------------------------------------------------------
Shares                         65,607                                         73,008
Value                      $    17.46                                     $    15.69
Net assets before merger   $1,145,496                                     $       --
Net assets after merger    $       --                                     $1,145,496
---------------------------------------------------------------------------------------------------------------

* The fund does not specify a share class.

   Effective April 30, 2007, Dreyfus VIF Small Company Stock was removed from the Variable Account as a variable investment option. Contract owners were notified prior to the removal of the variable investment option and were given the opportunity to reallocate amounts in Dreyfus VII Small Company Stock among the other variable investment options in the Variable Account. Any amounts remaining in the variable investment option on April 30, 2007 were defaulted to EQ/Money Market.

6. Financial Highlights

   The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   Financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 are presented respectively in the same table. The table for the year ended December 31, 2003 is presented individually. Upon the adoption of the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies for the year ended December 31, 2003, which requires the disclosure of ranges for certain financial highlight information, the range of expense ratios was presented only for those product designs that had units outstanding during the year. For the year ended December 31, 2004 and going forward, the range of expense ratios is presented across all product designs offered within each subaccount. Therefore, the expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to contractowners within each subaccount.

   During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial highlights for the year ended December 31, 2003 are presented for each Portfolio of the Funds rather than each Variable Life Policy, as if the accounts were combined on January 1, 2003. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Life Policies.

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.

   Contractowner Charges:

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the net assets of the Variable Accounts, or from the fund value. Higher charges may be permitted under the terms of the various policies.

   Mortality & Expense Risk Charge: This charge is deducted daily from the net assets of the Variable Accounts, and ranges from a low of 0% to a high of 0.75%. The Incentive Life Legacy and MONY Corporate Sponsored Variable Universal Life are deducted from the fund value.

   Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

   the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Contract, and is a percentage or dollar value of the Specified Amount. This charge varies based on a number of factors, including issue age, gender and risk class.

   Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $5 to a high of $31.50.

   Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

   Transfer Charge: MLOA does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer requested by the contractowner.

   Partial Surrender Charge: This charge is assessed when a contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

   Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   Medical Underwriting Charge: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

   Guaranteed Issue Charge: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

   Reinstatement Fee: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

   Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                                       At December 31,
                                                                       -----------------------------------------------
                                                                                            Units
                                                                                         Outstanding
                                                                       -----------------------------------------------
                                                                           2007        2006        2005        2004
                                                                       ----------- ----------- ----------- -----------
AIM V.I. Financial Services ..........................................    25,386      24,344      24,885      22,484
AIM V.I. Global Health Care ..........................................    57,410      57,268      56,716      48,255
AIM V.I. Technology ..................................................    17,425      16,469      16,815      11,137
All Asset Allocation (e) ............................................. 4,557,493   4,911,337   5,284,500   5,509,579
AXA Aggressive Allocation (t) ........................................    47,874       1,604          --          --
AXA Conservative Allocation (t) ......................................     1,251           7          --          --
AXA Conservative-Plus Allocation (t) .................................    12,493          54          --          --
AXA Moderate Allocation (t) ..........................................    74,700       1,805          --          --
AXA Moderate-Plus Allocation (t) .....................................   176,828       4,162          --          --
Dreyfus Stock Index Fund, Inc. ....................................... 4,239,431   5,170,800   4,991,017   5,287,785
EQ/AllianceBernstein Common Stock (t) (x) ............................    30,314         594          --          --
EQ/AllianceBernstein Intermediate Government Securities (as) .........       614          --          --          --
EQ/AllianceBernstein International (r) (t) ...........................   196,408     434,580          --          --
EQ/AllianceBernstein Large Cap Growth (t) ............................     1,151          21          --          --
EQ/AllianceBernstein Quality Bond (t) ................................       808          25          --          --
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................    55,464          50          --          --
EQ/AllianceBernstein Value (t) (z) (ae) ..............................   691,063         616          --          --
EQ/Ariel Appreciation II (t) .........................................       148           2          --          --
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................       151          --          --          --
EQ/BlackRock Basic Value Equity (t) (af) .............................    56,733          50          --          --
EQ/BlackRock International Value (j) (t) .............................   592,484     631,868          --          --
EQ/Bond Index ........................................................   313,108     451,053     524,306     881,866
EQ/Boston Advisors Equity Income (a) (ag) ............................ 2,046,743     816,030     793,136     640,936
EQ/Calvert Socially Responsible (c) (i) ..............................   222,571     221,898      25,267          --
EQ/Capital Guardian Growth (t) (ah) ..................................   580,146         236          --          --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................   438,622     180,664     186,997          --
EQ/Caywood-Scholl High Yield Bond ....................................   600,210     660,054     771,737     908,434
EQ/Equity 500 Index (t) ..............................................     7,835         330          --          --
EQ/Evergreen International Bond (t) ..................................       868          96          --          --
EQ/Evergreen Omega (t) ...............................................       238           1          --          --
EQ/FI Mid Cap (n) (t) (ak) ...........................................   199,167     172,176          --          --
EQ/GAMCO Mergers and Acquisitions ....................................     1,448         167          --          --
EQ/GAMCO Small Company Value ......................................... 2,332,537   2,561,256   2,734,826   2,843,564
EQ/Government Securities .............................................   815,305     905,605   1,047,706   1,092,052
EQ/International Growth .............................................. 1,259,597   1,270,605   1,214,713   1,215,729
EQ/JPMorgan Core Bond (o) (t) (al) (am) .............................. 2,395,611   1,045,020          --          --
EQ/JPMorgan Value Opportunities (t) ..................................       393          15          --          --
EQ/Legg Mason Value Equity (t) .......................................       710          88          --          --
EQ/Long Term Bond ....................................................   524,081     637,727     677,355   1,003,294
EQ/Lord Abbett Growth and Income (l) (t) .............................   508,655     494,366          --          --
EQ/Lord Abbett Large Cap Core (t) ....................................       252          13          --          --
EQ/Lord Abbett Mid Cap Value (m) (t) .................................   893,167     937,433          --          --

                                                                                            At December 31,
                                                                       ----------------------------------------------------------
                                                                                              Unit Value
                                                                                           Lowest to Highest
                                                                       ---------------------------------------------------------
                                                                                   2007                         2006
                                                                       ---------------------------- ----------------------------
AIM V.I. Financial Services .......................................... $11.59      to     $11.65      $14.95     to   $ 14.98
AIM V.I. Global Health Care ..........................................  13.97      to      14.90       12.53     to     13.32
AIM V.I. Technology ..................................................  10.61      to      13.92        9.89     to     12.93
All Asset Allocation (e) .............................................  13.90      to      25.11       13.30     to     24.20
AXA Aggressive Allocation (t) ........................................  10.04      to     165.60                       155.98
AXA Conservative Allocation (t) ......................................  10.38      to     125.29                       118.42
AXA Conservative-Plus Allocation (t) .................................  10.24      to     133.37                       126.43
AXA Moderate Allocation (t) ..........................................  10.24      to     145.96                       137.35
AXA Moderate-Plus Allocation (t) .....................................  10.17      to     157.21                        47.77
Dreyfus Stock Index Fund, Inc. .......................................  10.53      to      18.02       10.08     to     17.12
EQ/AllianceBernstein Common Stock (t) (x) ............................                    115.89                       111.99
EQ/AllianceBernstein Intermediate Government Securities (as) .........                    149.27                           --
EQ/AllianceBernstein International (r) (t) ...........................                     16.75                        14.96
EQ/AllianceBernstein Large Cap Growth (t) ............................                     88.85                        77.95
EQ/AllianceBernstein Quality Bond (t) ................................                    153.30                       146.64
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................  13.80      to     205.66                       176.25
EQ/AllianceBernstein Value (t) (z) (ae) ..............................  12.78      to     150.30                       157.30
EQ/Ariel Appreciation II (t) .........................................                    114.20                       115.56
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................                    112.54                           --
EQ/BlackRock Basic Value Equity (t) (af) .............................  15.25      to     279.01                       275.76
EQ/BlackRock International Value (j) (t) .............................                     19.76                        17.89
EQ/Bond Index ........................................................  16.06      to      17.91       15.06     to     16.92
EQ/Boston Advisors Equity Income (a) (ag) ............................  14.06      to     136.96       13.66     to    132.07
EQ/Calvert Socially Responsible (c) (i) ..............................   9.84      to     112.02        8.82     to     99.90
EQ/Capital Guardian Growth (t) (ah) ..................................                     87.78                        83.22
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................  12.75      to     148.80       11.60     to    146.37
EQ/Caywood-Scholl High Yield Bond ....................................  18.22      to      22.50       17.72     to     22.06
EQ/Equity 500 Index (t) ..............................................                    116.38                       110.89
EQ/Evergreen International Bond (t) ..................................                    110.57                       101.15
EQ/Evergreen Omega (t) ...............................................                    108.08                        97.08
EQ/FI Mid Cap (n) (t) (ak) ...........................................  17.09      to     151.40       15.84     to    140.14
EQ/GAMCO Mergers and Acquisitions ....................................                    123.00                       118.92
EQ/GAMCO Small Company Value .........................................  33.77      to      50.64       30.90     to     46.68
EQ/Government Securities .............................................  15.35      to      16.87       14.39     to     15.93
EQ/International Growth ..............................................  16.23      to      23.27       13.97     to     20.17
EQ/JPMorgan Core Bond (o) (t) (al) (am) ..............................  13.91      to     128.15       13.51     to    124.29
EQ/JPMorgan Value Opportunities (t) ..................................                    181.02                       183.24
EQ/Legg Mason Value Equity (t) .......................................                    107.28                       114.04
EQ/Long Term Bond ....................................................  18.24      to      23.04       16.95     to     21.56
EQ/Lord Abbett Growth and Income (l) (t) .............................  14.59      to     129.70       14.11     to    125.34
EQ/Lord Abbett Large Cap Core (t) ....................................                    132.91                       120.09
EQ/Lord Abbett Mid Cap Value (m) (t) .................................  15.66      to     127.19       15.59     to    126.46

                                                                                            At December 31,
                                                                       --------------------------------------------------------
                                                                                              Unit Value
                                                                                           Lowest to Highest
                                                                       --------------------------------------------------------
                                                                                   2005                         2004
                                                                       --------------------------   ---------------------------
AIM V.I. Financial Services .......................................... $12.87     to    $ 12.88     $12.15      to    $12.21
AIM V.I. Global Health Care ..........................................  11.95     to     12.66       11.09      to     11.70
AIM V.I. Technology ..................................................   8.98     to     11.70        8.82      to     11.45
All Asset Allocation (e) .............................................  12.07     to     22.13       11.48      to     21.20
AXA Aggressive Allocation (t) ........................................                      --                            --
AXA Conservative Allocation (t) ......................................                      --                            --
AXA Conservative-Plus Allocation (t) .................................                      --                            --
AXA Moderate Allocation (t) ..........................................                      --                            --
AXA Moderate-Plus Allocation (t) .....................................                      --                            --
Dreyfus Stock Index Fund, Inc. .......................................   8.79     to     14.82        8.46      to     14.16
EQ/AllianceBernstein Common Stock (t) (x) ............................                      --                            --
EQ/AllianceBernstein Intermediate Government Securities (as) .........                      --                            --
EQ/AllianceBernstein International (r) (t) ...........................                      --                            --
EQ/AllianceBernstein Large Cap Growth (t) ............................                      --                            --
EQ/AllianceBernstein Quality Bond (t) ................................                      --                            --
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................                      --                            --
EQ/AllianceBernstein Value (t) (z) (ae) ..............................                      --                            --
EQ/Ariel Appreciation II (t) .........................................                      --                            --
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................                      --                            --
EQ/BlackRock Basic Value Equity (t) (af) .............................                      --                            --
EQ/BlackRock International Value (j) (t) .............................                      --                            --
EQ/Bond Index ........................................................  14.50     to     16.41       14.37      to     16.39
EQ/Boston Advisors Equity Income (a) (ag) ............................  11.86     to     13.80       11.25      to     13.04
EQ/Calvert Socially Responsible (c) (i) ..............................                   10.43                            --
EQ/Capital Guardian Growth (t) (ah) ..................................                      --                            --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................                   10.39                            --
EQ/Caywood-Scholl High Yield Bond ....................................  16.42     to     20.58       15.98      to     20.19
EQ/Equity 500 Index (t) ..............................................                      --                            --
EQ/Evergreen International Bond (t) ..................................                      --                            --
EQ/Evergreen Omega (t) ...............................................                      --                            --
EQ/FI Mid Cap (n) (t) (ak) ...........................................                      --                            --
EQ/GAMCO Mergers and Acquisitions ....................................                      --                            --
EQ/GAMCO Small Company Value .........................................  26.00     to     39.58       24.92      to     38.22
EQ/Government Securities .............................................  13.88     to     15.49       13.70      to     15.41
EQ/International Growth ..............................................  11.12     to     16.17        9.84      to     14.42
EQ/JPMorgan Core Bond (o) (t) (al) (am) ..............................                      --                            --
EQ/JPMorgan Value Opportunities (t) ..................................                      --                            --
EQ/Legg Mason Value Equity (t) .......................................                      --                            --
EQ/Long Term Bond ....................................................  16.60     to     21.28       16.11      to     20.81
EQ/Lord Abbett Growth and Income (l) (t) .............................                      --                            --
EQ/Lord Abbett Large Cap Core (t) ....................................                      --                            --
EQ/Lord Abbett Mid Cap Value (m) (t) .................................                      --                            --

                                                                                    At December 31,
                                                                       ------------------------------------------
                                                                                       Net Assets
                                                                                         (000)
                                                                       ------------------------------------------
                                                                          2007       2006       2005       2004
                                                                       ---------- ---------- ---------- ---------
AIM V.I. Financial Services ..........................................   $295       $365       $321       $275
AIM V.I. Global Health Care ..........................................    810        725        686        540
AIM V.I. Technology ..................................................    200        175        166        100
All Asset Allocation (e) ............................................. 94,408     98,759     97,622     98,455
AXA Aggressive Allocation (t) ........................................  4,233        242         --         --
AXA Conservative Allocation (t) ......................................    135          1         --         --
AXA Conservative-Plus Allocation (t) .................................    633          7         --         --
AXA Moderate Allocation (t) ..........................................  4,417        244         --         --
AXA Moderate-Plus Allocation (t) ..................................... 13,149        610         --         --
Dreyfus Stock Index Fund, Inc. ....................................... 64,956     77,325     63,901     65,313
EQ/AllianceBernstein Common Stock (t) (x) ............................  1,199         46         --         --
EQ/AllianceBernstein Intermediate Government Securities (as) .........     71         --         --         --
EQ/AllianceBernstein International (r) (t) ...........................  3,947      6,526         --         --
EQ/AllianceBernstein Large Cap Growth (t) ............................    102          2         --         --
EQ/AllianceBernstein Quality Bond (t) ................................    124          4         --         --
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................    977          9         --         --
EQ/AllianceBernstein Value (t) (z) (ae) .............................. 13,308         97         --         --
EQ/Ariel Appreciation II (t) .........................................     17          0         --         --
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................     17         --         --         --
EQ/BlackRock Basic Value Equity (t) (af) .............................  1,188         14         --         --
EQ/BlackRock International Value (j) (t) ............................. 12,274     11,357         --         --
EQ/Bond Index ........................................................  4,990      6,789      7,601     12,739
EQ/Boston Advisors Equity Income (a) (ag) ............................ 36,559     12,264     10,258      8,021
EQ/Calvert Socially Responsible (c) (i) ..............................  2,111      1,869        264         --
EQ/Capital Guardian Growth (t) (ah) ..................................  7,763         19         --         --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................  5,194      2,098      1,965         --
EQ/Caywood-Scholl High Yield Bond .................................... 11,510     12,329     13,373     15,317
EQ/Equity 500 Index (t) ..............................................    912         16         --         --
EQ/Evergreen International Bond (t) ..................................     96         10         --         --
EQ/Evergreen Omega (t) ...............................................     26         --         --         --
EQ/FI Mid Cap (n) (t) (ak) ...........................................  4,010      2,867         --         --
EQ/GAMCO Mergers and Acquisitions ....................................    178         20         --         --
EQ/GAMCO Small Company Value ......................................... 82,005     83,200     76,140     77,649
EQ/Government Securities ............................................. 11,604     12,232     13,837     14,401
EQ/International Growth .............................................. 24,711     21,606     16,641     14,930
EQ/JPMorgan Core Bond (o) (t) (al) (am) .............................. 34,384     14,462         --         --
EQ/JPMorgan Value Opportunities (t) ..................................     71          3         --         --
EQ/Legg Mason Value Equity (t) .......................................     76         10         --         --
EQ/Long Term Bond ....................................................  9,058     10,331     10,858     15,886
EQ/Lord Abbett Growth and Income (l) (t) .............................  7,917      7,381         --         --
EQ/Lord Abbett Large Cap Core (t) ....................................     34          2         --         --
EQ/Lord Abbett Mid Cap Value (m) (t) ................................. 15,001     15,527         --         --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                                     At December 31,
                                                        ----------------------------------------------------------------------------
                                                                             Units                              Unit Value
                                                                           Outstanding                       Lowest to Highest
                                                        ----------------------------------------------- ----------------------------
                                                            2007        2006        2005        2004                2007
                                                        ----------- ----------- ----------- ----------- ----------------------------
EQ/Marsico Focus (f) ..................................   957,530   1,050,337   1,088,339          --   $13.03        to    $187.95
EQ/Money Market (g) (q) ............................... 4,660,253   5,079,812   3,862,670          --    10.92        to      11.12
EQ/Montag & Caldwell Growth (h) ....................... 4,939,826   5,252,258   5,534,304   5,380,978    10.12        to      10.67
EQ/PIMCO Real Return ..................................   309,572     673,529   1,398,700   2,719,913    12.97        to      13.13
EQ/Short Duration Bond (p) ............................    46,799     211,419      19,264      11,608    11.14        to      14.80
EQ/Small Company Index (t) (an) .......................   562,134         193          --          --    17.38        to     171.06
EQ/T. Rowe Price Growth Stock (u) ..................... 2,872,427   3,151,474   3,551,201   3,655,546    13.89        to      23.88
EQ/UBS Growth and Income .............................. 1,578,496   1,671,667   1,750,657   1,719,600    11.10        to     137.92
EQ/Van Kampen Comstock (t) ............................       501          56          --          --                        118.91
EQ/Van Kampen Emerging Markets Equity (t) (s) .........    48,048      43,675          --          --    39.42        to     304.02
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............   796,240          11          --          --    12.29        to     166.98
EQ/Van Kampen Real Estate (ab) (at) ...................   331,584          --          --          --    22.38        to      83.44
Fidelity VIP Asset Manager ............................    14,985      12,798      15,149     423,053                         13.74
Fidelity VIP Contrafund (R)(ac) (ad) .................. 2,888,470   2,328,768   2,355,687   1,993,257    16.12        to      17.96
Fidelity VIP Growth and Income ........................   146,987      97,655     110,223     926,910                         13.15
Franklin Income Securities (ap) (aq) (ar) .............   868,311      91,299      81,801      28,819     9.99        to      15.75
Franklin Rising Dividends Securities ..................    39,654      40,481      31,384      19,473                         14.64
Franklin Zero Coupon 2010 .............................     9,493       9,020       7,726       3,856                         11.86
Janus Aspen Series Balanced ...........................   625,165     645,782     654,547     618,943    14.22        to      14.74
Janus Aspen Series Forty .............................. 1,929,057   2,127,930   2,185,203   1,556,906    12.32        to      12.92
Janus Aspen Series International Growth ...............   555,876     651,565     625,261     430,237    23.39        to      31.04
Janus Aspen Series Mid Cap Growth ..................... 1,776,494   2,083,663   2,224,752   2,014,622     8.52        to      13.75
Janus Aspen Series Mid Cap Value ......................   208,859     153,489     170,022     158,728                         16.01
Janus Aspen Series Worldwide Growth ................... 1,673,999   1,740,735   1,851,821   2,478,108     7.85        to      10.01
MarketPLUS International Core (t) .....................       615          15          --          --                        171.65
MarketPLUS Large Cap Core (t) .........................       123           6          --          --                        116.64
MarketPLUS Large Cap Growth (t) .......................       640          34          --          --                        198.96
MarketPLUS Mid Cap Value (t) ..........................     1,590         162          --          --                        196.96
MFS(R) Utilities ......................................    80,073      80,528      68,386      42,638    28.47        to      31.68
Multimanager Aggressive Equity (t) ....................       418          81          --          --                        101.51
Multimanager Core Bond (t) ............................     1,527         178          --          --                        130.81
Multimanager Health Care (t) ..........................       790           9          --          --                        140.94
Multimanager High Yield (k) (t) .......................    98,629      94,562          --          --    14.76        to     138.09
Multimanager International Equity (t) .................       950          34          --          --                        264.21
Multimanager Large Cap Core Equity (t) ................       250          25          --          --                        172.31
Multimanager Large Cap Growth (t) .....................     1,096          59          --          --                        156.43
Multimanager Large Cap Value (t) ......................     1,658         206          --          --                        193.37
Multimanager Mid Cap Growth (t) .......................       505          27          --          --                        202.77
Multimanager Mid Cap Value (t) ........................       798         103          --          --                        149.14
Multimanager Small Cap Growth (w) ..................... 1,027,039   1,096,115   1,135,402   1,115,750    12.53        to      13.70
Multimanager Small Cap Value (t) ......................       490          16                                                207.32
Mulitmanager Technology (t) ...........................       790          24          --          --                        217.54

                                                                              At December 31,
                                                        ----------------------------------------------------------
                                                                                 Unit Value
                                                                             Lowest to Highest
                                                        ----------------------------------------------------------
                                                                     2006                           2005
                                                        ----------------------------      ------------------------
EQ/Marsico Focus (f) ..................................     $11.51     to    $164.80      $10.60     to    $10.62
EQ/Money Market (g) (q) ...............................      10.48     to      10.59       10.09     to     10.11
EQ/Montag & Caldwell Growth (h) .......................       8.44     to       8.83        7.88     to      8.19
EQ/PIMCO Real Return ..................................      11.68     to      11.78       11.67     to     11.73
EQ/Short Duration Bond (p) ............................      10.61     to      14.02                        10.25
EQ/Small Company Index (t) (an) .......................                       174.25                           --
EQ/T. Rowe Price Growth Stock (u) .....................      12.96     to      22.44       13.49     to     23.54
EQ/UBS Growth and Income ..............................      11.06     to     136.33        9.76     to     12.50
EQ/Van Kampen Comstock (t) ............................                       121.96                           --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........      27.78     to     214.07                           --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                       136.41                           --
EQ/Van Kampen Real Estate (ab) (at) ...................                           --                           --
Fidelity VIP Asset Manager ............................                        11.89                        11.08
Fidelity VIP Contrafund (R)(ac) (ad) ..................      13.82     to      15.27       12.48     to     13.67
Fidelity VIP Growth and Income ........................                        11.73                        10.36
Franklin Income Securities (ap) (aq) (ar) .............                        15.24                        12.93
Franklin Rising Dividends Securities ..................                        15.09                        12.93
Franklin Zero Coupon 2010 .............................                        10.98                        10.76
Janus Aspen Series Balanced ...........................      12.96     to      13.38       11.79     to     12.13
Janus Aspen Series Forty ..............................       9.06     to       9.43        8.35     to      8.62
Janus Aspen Series International Growth ...............      18.23     to      24.33       12.40     to     16.65
Janus Aspen Series Mid Cap Growth .....................       6.98     to      11.35        6.15     to     10.07
Janus Aspen Series Mid Cap Value ......................                        14.93                        12.98
Janus Aspen Series Worldwide Growth ...................       7.22     to       9.13        6.15     to      7.72
MarketPLUS International Core (t) .....................                       148.97                           --
MarketPLUS Large Cap Core (t) .........................                       112.28                           --
MarketPLUS Large Cap Growth (t) .......................                       172.08                           --
MarketPLUS Mid Cap Value (t) ..........................                       200.16                           --
MFS(R) Utilities ......................................      22.34     to      24.77       17.08     to     18.87
Multimanager Aggressive Equity (t) ....................                        91.14                           --
Multimanager Core Bond (t) ............................                       123.10                           --
Multimanager Health Care (t) ..........................                       129.34                           --
Multimanager High Yield (k) (t) .......................      14.32     to     133.89                           --
Multimanager International Equity (t) .................                       235.00                           --
Multimanager Large Cap Core Equity (t) ................                       164.10                           --
Multimanager Large Cap Growth (t) .....................                       140.62                           --
Multimanager Large Cap Value (t) ......................                       186.58                           --
Multimanager Mid Cap Growth (t) .......................                       181.19                           --
Multimanager Mid Cap Value (t) ........................                       149.00                           --
Multimanager Small Cap Growth (w) .....................      12.18     to      13.21       11.13     to     11.98
Multimanager Small Cap Value (t) ......................                       229.95
Mulitmanager Technology (t) ...........................                       184.01                           --

                                                                                 At December 31,
                                                        -----------------------------------------------------------------
                                                               Unit Value                       Net Assets
                                                           Lowest to Highest                      (000)
                                                        ------------------------ ----------------------------------------
                                                                  2004              2007       2006       2005      2004
                                                        ------------------------ ---------- ---------- ---------- -------
EQ/Marsico Focus (f) ..................................                  --      $13,369    $12,186    $11,550        --
EQ/Money Market (g) (q) ...............................                  --       52,636     54,255     39,050        --
EQ/Montag & Caldwell Growth (h) .......................  7.53    to     7.76      62,655     55,109     53,947    48,368
EQ/PIMCO Real Return .................................. 11.62    to    11.64       4,140      7,933     16,406    31,671
EQ/Short Duration Bond (p) ............................                10.14         684      2,914        197       118
EQ/Small Company Index (t) (an) .......................                  --        6,166         33         --        --
EQ/T. Rowe Price Growth Stock (u) ..................... 12.98    to    22.82      51,422     52,829     61,940    62,403
EQ/UBS Growth and Income ..............................  9.03    to    11.51      21,376     22,392     20,591    18,615
EQ/Van Kampen Comstock (t) ............................                  --           60          7         --        --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........                  --        3,093      1,345         --        --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                  --       12,622          1         --        --
EQ/Van Kampen Real Estate (ab) (at) ...................                  --        7,856         --         --        --
Fidelity VIP Asset Manager ............................                10.65         206        152        168     4,506
Fidelity VIP Contrafund (R)(ac) (ad) .................. 10.76    to    11.69      51,385     35,263     32,046    23,289
Fidelity VIP Growth and Income ........................                 9.63       1,933      1,145      1,142     8,922
Franklin Income Securities (ap) (aq) (ar) .............                12.77      10,844      1,391      1,058       368
Franklin Rising Dividends Securities ..................                12.55         580        611        406       244
Franklin Zero Coupon 2010 .............................                10.66         113         99         83        41
Janus Aspen Series Balanced ........................... 11.01    to    11.28       9,151      8,588      7,894     6,949
Janus Aspen Series Forty ..............................  7.45    to     7.64      27,804     22,225     20,817    13,575
Janus Aspen Series International Growth ...............  9.37    to    12.67      14,592     13,185      8,559     4,517
Janus Aspen Series Mid Cap Growth .....................  5.47    to     9.03      17,758     16,816     15,749    12,850
Janus Aspen Series Mid Cap Value ......................                11.80       3,343      2,291      2,207     1,873
Janus Aspen Series Worldwide Growth ...................  5.85    to     7.29      16,486     15,712     14,127    17,958
MarketPLUS International Core (t) .....................                  --          106          2         --        --
MarketPLUS Large Cap Core (t) .........................                  --           14          1         --        --
MarketPLUS Large Cap Growth (t) .......................                  --          127          6         --        --
MarketPLUS Mid Cap Value (t) ..........................                  --          313         32         --        --
MFS(R) Utilities ...................................... 14.67    to    16.15       2,422      1,913      1,237       660
Multimanager Aggressive Equity (t) ....................                  --           42          7         --        --
Multimanager Core Bond (t) ............................                  --          200         22         --        --
Multimanager Health Care (t) ..........................                  --          111          1         --        --
Multimanager High Yield (k) (t) .......................                  --        1,932      1,455         --        --
Multimanager International Equity (t) .................                  --          251          8         --        --
Multimanager Large Cap Core Equity (t) ................                  --           43          4         --        --
Multimanager Large Cap Growth (t) .....................                  --          171          8         --        --
Multimanager Large Cap Value (t) ......................                  --          320         39         --        --
Multimanager Mid Cap Growth (t) .......................                  --          102          5         --        --
Multimanager Mid Cap Value (t) ........................                  --          119         15         --        --
Multimanager Small Cap Growth (w) ..................... 10.42    to    11.14      17,055     17,426     16,375    15,085
Multimanager Small Cap Value (t) ......................                              102          4
Mulitmanager Technology (t) ...........................                  --          172          4         --        --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                       At December 31,
                                             -------------------------------------------------------------------
                                                              Units                          Unit Value
                                                           Outstanding                    Lowest to Highest
                                             --------------------------------------- ---------------------------
                                                2007      2006      2005      2004              2007
                                             --------- --------- --------- --------- ---------------------------
Oppenheimer Global Securities ..............   98,572    94,092    77,121    44,146                     $21.15
PIMCO Global Bond (Unhedged) ...............  177,748   173,114   158,504   144,303                      16.02
PIMCO StocksPLUS Growth and Income .........  312,622   311,144   295,358   252,393                      15.43
UIF Emerging Markets Debt ..................   25,554    25,575    27,550    29,344                      19.23
UIF Global Value Equity ....................  117,454   113,258   115,994    99,064     15.84    to      19.05
Van Eck Worldwide Bond .....................    7,400    18,401    40,113    33,995                      17.60
Van Eck Worldwide Emerging Markets .........  229,915   268,288   297,777    77,227                      25.32
Van Eck Worldwide Hard Assets ..............   25,882    43,644    78,517    43,129                      47.84

                                                                      At December 31,
                                             ----------------------------------------------------------------------
                                                                         Unit Value
                                                                     Lowest to Highest
                                             ----------------------------------------------------------------------
                                                     2006                   2005                   2004
                                             -------------------  ----------------------  -------------------------
Oppenheimer Global Securities ..............              $20.01                  $17.11                  $15.05
PIMCO Global Bond (Unhedged) ...............               14.65                   14.05                   15.10
PIMCO StocksPLUS Growth and Income .........               14.47                   12.65                   12.27
UIF Emerging Markets Debt ..................               18.05                   16.29                   14.51
UIF Global Value Equity ....................  14.86   to   17.92      12.26   to   13.01      11.58   to   12.34
Van Eck Worldwide Bond .....................               16.04                   15.07                   15.54
Van Eck Worldwide Emerging Markets .........               18.40                   13.19                    9.99
Van Eck Worldwide Hard Assets ..............               32.91                   26.44                   17.43

                                                          At December 31,
                                             ---------------------------------------
                                                            Net Assets
                                                              (000)
                                             ---------------------------------------
                                                2007      2006      2005      2004
                                             --------- --------- --------- ---------
Oppenheimer Global Securities .............. $2,085    $1,882    $1,319    $664
PIMCO Global Bond (Unhedged) ...............  2,801     2,495     2,189    2,138
PIMCO StocksPLUS Growth and Income .........  4,745     4,430     3,676    3,047
UIF Emerging Markets Debt ..................    491       462       449      426
UIF Global Value Equity ....................  1,896     1,719     1,452    1,172
Van Eck Worldwide Bond .....................    130       295       604      528
Van Eck Worldwide Emerging Markets .........  5,821     4,936     3,927      772
Van Eck Worldwide Hard Assets ..............  1,238     1,437     2,076      752

-------

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c)  EQ/Calvert Socially Responsible was substituted for EQ/Enterprise
     Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marsico Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g)  EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
     2005.
(h) EQ/Montag & Caldwell Growth was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k)  Multimanager High Yield was substituted for Lord Abbett Bond
     Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JPMorgan Core Bond was substituted for PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited-Term Bond on November 3, 2006. (See Note 5)
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t)  Units were made available for sale on September 8, 2006.
(u) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 5)
(v)  EQ/Capital Guardian Research was substituted for EQ/Capital Guardian
     U.S. Equity on July 6, 2007. (See Note 5)
(w) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 5)
(x) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 5)
(y) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 5)
(z) EQ/AllianceBernstein Value was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 5)
(aa) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 5)
(ab) EQ/Van Kampen Real Estate was substituted for UIF U.S. Real Estate on August 17, 2007. (See Note 5)
(ac) Fidelity VIP Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 5)
(ad) Fidelity VIP Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007. (See Note 5)
(ae) EQ/AllianceBernstein Value was substituted for Old Mutual Select Value on November 16, 2007. (See Note 5)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

(af) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 5)
(ag) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 5)
(ah) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 5)
(ai) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 5)
(aj) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 5)
(ak) EQ/FI Mid Cap was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 5)
(al) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Bond on November 16, 2007. (See Note 5)
(am) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Income on November 16, 2007. (See Note 5)
(an) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 5)
(ao) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 5)
(ap) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 5)
(aq) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 5)
(ar) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 5)
(as) Units were made available for sale on April 27, 2007.
(at) Units were made available for sale on August 17, 2007.

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                           For the period ended December 31,
                                                         ---------------------------------------------------------------------
                                                                         Investment                       Expense Ratio**
                                                                           Income                            Lowest to
                                                                           Ratio*                             Highest
                                                         ------------------------------------------- -------------------------
                                                            2007       2006       2005       2004              2007
                                                         ---------- ---------- ---------- ---------- -------------------------
AIM V.I. Financial Services ............................    1.79%      1.66%     1.49%       0.84%     0.00      to     0.35%
AIM V.I. Global Health Care ............................     --         --         --         --       0.00      to     0.35
AIM V.I. Technology ....................................     --         --         --         --       0.00      to     0.35
All Asset Allocation (e) ...............................    3.54       2.80      2.82        2.86      0.00      to     0.75
AXA Aggressive Allocation (t) ..........................    4.95       8.78        --         --       0.00      to     0.75
AXA Conservative Allocation(t) .........................    8.06       1.19        --         --       0.00      to     0.75
AXA Conservative-Plus Allocation (t) ...................    7.25      17.16        --         --       0.00      to     0.75
AXA Moderate Allocation (t) ............................    7.01      10.12        --         --       0.00      to     0.75
AXA Moderate-Plus Allocation (t) .......................    5.52       9.44        --         --       0.00      to     0.75
Dreyfus Stock Index Fund, Inc. .........................    1.68       1.69      1.61        1.84      0.00      to     0.75
EQ/AllianceBernstein Common Stock (t) (x) ..............    2.23       3.68        --         --                        0.00
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................   12.26        --         --         --                        0.00
EQ/AllianceBernstein International (r) (t) .............    1.19       1.32        --         --                        0.00
EQ/AllianceBernstein Large Cap Growth (t) ..............     --         --         --         --                        0.00
EQ/AllianceBernstein Quality Bond (t) ..................   10.47       1.30        --         --                        0.00
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........     --         --         --         --       0.00      to     0.35
EQ/AllianceBernstein Value (t) (z) (ae) ................   16.16       4.36        --                  0.00      to     0.35
EQ/Ariel Appreciation II (t) ...........................    0.92       1.89        --         --                        0.00
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........    5.13        --         --         --                        0.00
EQ/BlackRock Basic Value Equity (t) (af) ...............    4.69       4.29        --         --       0.00      to     0.35
EQ/BlackRock International Value (j) (t) ...............    2.19       1.62        --         --                        0.00
EQ/Bond Index ..........................................    3.94       4.37      3.08        9.75      0.00      to     0.75
EQ/Boston Advisors Equity Income (a) (ag) ..............    4.67       1.83      1.40        2.64      0.00      to     0.75
EQ/Calvert Socially Responsible (c) (i) ................    0.45        --         --         --       0.00      to     0.75
EQ/Capital Guardian Growth (t) (ah) ....................     --        0.17        --         --                        0.00
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........    2.53       0.83      0.70         --       0.00      to     0.75
EQ/Caywood-Scholl High Yield Bond ......................    6.34       5.43      5.30       12.01      0.00      to     0.75
EQ/Equity 500 Index (t) ................................    2.67       5.16        --         --                        0.00
EQ/Evergreen International Bond (t) ....................    4.33       0.20        --         --                        0.00
EQ/Evergreen Omega (t) .................................     --         --         --         --                        0.00
EQ/FI Mid Cap (n) (t) (ak) .............................     --        0.26        --         --       0.00      to     0.35
EQ/GAMCO Mergers and Acquisitions ......................    1.06       8.41        --         --                        0.00
EQ/GAMCO Small Company Value ...........................    0.41       0.85      0.42        0.02      0.00      to     0.75
EQ/Government Securities ...............................    4.60       4.48      3.61        6.00      0.00      to     0.75
EQ/International Growth ................................    0.53       0.80      1.51        1.18      0.00      to     0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................   10.85       4.49        --         --       0.00      to     0.35
EQ/JPMorgan Value Opportunities (t) ....................    3.02       7.22        --         --                        0.00
EQ/Legg Mason Value Equity (t) .........................     --         --         --         --                        0.00
EQ/Long Term Bond ......................................    3.71       4.11      1.46       10.57      0.00      to     0.75
EQ/Lord Abbett Growth and Income (l) (t) ...............    1.37       0.79        --         --       0.00      to     0.35
EQ/Lord Abbett Large Cap Core (t) ......................    1.76       3.14        --         --                        0.00

                                                                  For the period ended December 31,
                                                         ----------------------------------------------------
                                                                           Expense Ratio**
                                                                              Lowest to
                                                                               Highest
                                                         ----------------------------------------------------
                                                                   2006                      2005
                                                         ------------------------- -------------------------
AIM V.I. Financial Services ............................   0.00     to    0.35%      0.00     to    0.35%
AIM V.I. Global Health Care ............................   0.00     to    0.35       0.00     to    0.35
AIM V.I. Technology ....................................   0.00     to    0.35       0.00     to    0.35
All Asset Allocation (e) ...............................   0.00     to    0.75       0.00     to    0.75
AXA Aggressive Allocation (t) ..........................                    --                        --
AXA Conservative Allocation(t) .........................                    --                        --
AXA Conservative-Plus Allocation (t) ...................                    --                        --
AXA Moderate Allocation (t) ............................                    --                        --
AXA Moderate-Plus Allocation (t) .......................                    --                        --
Dreyfus Stock Index Fund, Inc. .........................   0.00     to    0.75       0.00     to    0.75
EQ/AllianceBernstein Common Stock (t) (x) ..............                    --                        --
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                    --                        --
EQ/AllianceBernstein International (r) (t) .............                    --                        --
EQ/AllianceBernstein Large Cap Growth (t) ..............                    --                        --
EQ/AllianceBernstein Quality Bond (t) ..................                    --                        --
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........                    --                        --
EQ/AllianceBernstein Value (t) (z) (ae) ................                    --                        --
EQ/Ariel Appreciation II (t) ...........................                    --                        --
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                    --                        --
EQ/BlackRock Basic Value Equity (t) (af) ...............                    --                        --
EQ/BlackRock International Value (j) (t) ...............                    --                        --
EQ/Bond Index ..........................................   0.00     to    0.75       0.00     to    0.75
EQ/Boston Advisors Equity Income (a) (ag) ..............   0.00     to    0.75       0.35     to    0.75
EQ/Calvert Socially Responsible (c) (i) ................   0.00     to    0.75                      0.35
EQ/Capital Guardian Growth (t) (ah) ....................                    --                        --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........   0.00     to    0.60                      0.60
EQ/Caywood-Scholl High Yield Bond ......................   0.00     to    0.75       0.00     to    0.75
EQ/Equity 500 Index (t) ................................                    --                        --
EQ/Evergreen International Bond (t) ....................                    --                        --
EQ/Evergreen Omega (t) .................................                    --                        --
EQ/FI Mid Cap (n) (t) (ak) .............................   0.00     to    0.35                        --
EQ/GAMCO Mergers and Acquisitions ......................                    --                        --
EQ/GAMCO Small Company Value ...........................   0.00     to    0.75       0.00     to    0.75
EQ/Government Securities ...............................   0.00     to    0.75       0.00     to    0.75
EQ/International Growth ................................   0.00     to    0.75       0.00     to    0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................   0.00     to    0.35                        --
EQ/JPMorgan Value Opportunities (t) ....................                    --
EQ/Legg Mason Value Equity (t) .........................                    --                        --
EQ/Long Term Bond ......................................   0.00     to    0.75       0.00     to    0.75
EQ/Lord Abbett Growth and Income (l) (t) ...............   0.00     to    0.35                        --
EQ/Lord Abbett Large Cap Core (t) ......................                    --                        --


                                                            For the period ended
                                                                 December 31,
                                                         --------------------------
                                                              Expense Ratio**
                                                                 Lowest to
                                                                  Highest
                                                         -------------------------
                                                                   2004
                                                         -------------------------
AIM V.I. Financial Services ............................    0.00     to    0.35%
AIM V.I. Global Health Care ............................    0.00     to    0.35
AIM V.I. Technology ....................................    0.00     to    0.35
All Asset Allocation (e) ...............................    0.00     to    0.75
AXA Aggressive Allocation (t) ..........................                     --
AXA Conservative Allocation(t) .........................                     --
AXA Conservative-Plus Allocation (t) ...................                     --
AXA Moderate Allocation (t) ............................                     --
AXA Moderate-Plus Allocation (t) .......................                     --
Dreyfus Stock Index Fund, Inc. .........................    0.00     to    0.75
EQ/AllianceBernstein Common Stock (t) (x) ..............                     --
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                     --
EQ/AllianceBernstein International (r) (t) .............                     --
EQ/AllianceBernstein Large Cap Growth (t) ..............                     --
EQ/AllianceBernstein Quality Bond (t) ..................                     --
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........                     --
EQ/AllianceBernstein Value (t) (z) (ae) ................                     --
EQ/Ariel Appreciation II (t) ...........................                     --
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                     --
EQ/BlackRock Basic Value Equity (t) (af) ...............                     --
EQ/BlackRock International Value (j) (t) ...............                     --
EQ/Bond Index ..........................................    0.00     to    0.75
EQ/Boston Advisors Equity Income (a) (ag) ..............    0.35     to    0.75
EQ/Calvert Socially Responsible (c) (i) ................                     --
EQ/Capital Guardian Growth (t) (ah) ....................                     --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........                     --
EQ/Caywood-Scholl High Yield Bond ......................    0.00     to    0.75
EQ/Equity 500 Index (t) ................................                     --
EQ/Evergreen International Bond (t) ....................                     --
EQ/Evergreen Omega (t) .................................                     --
EQ/FI Mid Cap (n) (t) (ak) .............................                     --
EQ/GAMCO Mergers and Acquisitions ......................                     --
EQ/GAMCO Small Company Value ...........................    0.00     to    0.75
EQ/Government Securities ...............................    0.00     to    0.75
EQ/International Growth ................................    0.00     to    0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................                     --
EQ/JPMorgan Value Opportunities (t) ....................
EQ/Legg Mason Value Equity (t) .........................                     --
EQ/Long Term Bond ......................................    0.00     to    0.75
EQ/Lord Abbett Growth and Income (l) (t) ...............                     --
EQ/Lord Abbett Large Cap Core (t) ......................                     --

                                                                       For the period ended December 31,
                                                         ---------------------------------------------------------
                                                                               Total Return***
                                                                                  Lowest to
                                                                                   Highest
                                                         ---------------------------------------------------------
                                                                      2007                        2006
                                                         ------------------------------  -------------------------
AIM V.I. Financial Services ............................  (22.49%)     to    (22.23%)     16.07    to     16.39%
AIM V.I. Global Health Care ............................    11.50      to      11.85       4.85    to      5.21
AIM V.I. Technology ....................................     7.33      to       7.68      10.13    to     10.51
All Asset Allocation (e) ...............................     3.77      to       4.52       9.35    to     10.19
AXA Aggressive Allocation (t) ..........................  ( 2.31)      to       6.17                      11.05
AXA Conservative Allocation(t) .........................     3.25      to       5.80                       3.91
AXA Conservative-Plus Allocation (t) ...................     1.31      to       5.49                       5.83
AXA Moderate Allocation (t) ............................     0.88      to       6.27                       7.08
AXA Moderate-Plus Allocation (t) .......................  ( 0.53)      to       6.39                       8.97
Dreyfus Stock Index Fund, Inc. .........................     4.45      to       5.26      14.68    to     15.52
EQ/AllianceBernstein Common Stock (t) (x) ..............                        3.49                      11.21
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                        5.19                         --
EQ/AllianceBernstein International (r) (t) .............                       11.99                       5.72
EQ/AllianceBernstein Large Cap Growth (t) ..............                       13.99                       7.80
EQ/AllianceBernstein Quality Bond (t) ..................                        4.54                       1.89
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........     5.57      to      16.69                      11.71
EQ/AllianceBernstein Value (t) (z) (ae) ................  ( 4.45)      to    ( 0.22)                      10.86
EQ/Ariel Appreciation II (t) ...........................                     ( 1.18)                      11.75
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                        1.56                         --
EQ/BlackRock Basic Value Equity (t) (af) ...............     0.23      to       1.18                      11.58
EQ/BlackRock International Value (j) (t) ...............                       10.46                       4.01
EQ/Bond Index ..........................................     5.86      to       6.65       3.11    to      3.86
EQ/Boston Advisors Equity Income (a) (ag) ..............     2.92      to       3.70       9.94    to     15.18
EQ/Calvert Socially Responsible (c) (i) ................    11.60      to      12.13       1.18    to      8.08
EQ/Capital Guardian Growth (t) (ah) ....................                        5.48                       7.63
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........  ( 1.36)      to       1.66       7.07    to     11.65
EQ/Caywood-Scholl High Yield Bond ......................     2.01      to       2.82       7.19    to      7.92
EQ/Equity 500 Index (t) ................................                        4.95                       9.60
EQ/Evergreen International Bond (t) ....................                        9.31                       2.59
EQ/Evergreen Omega (t) .................................                       11.33                      10.49
EQ/FI Mid Cap (n) (t) (ak) .............................     7.92      to       8.03       2.79    to     12.72
EQ/GAMCO Mergers and Acquisitions ......................                        3.43                       5.46
EQ/GAMCO Small Company Value ...........................     8.47      to       9.29      17.94    to     18.85
EQ/Government Securities ...............................     5.93      to       6.67       2.84    to      3.67
EQ/International Growth ................................    15.35      to      16.19      24.74    to     25.63
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................     2.96      to       3.11       0.30    to      2.04
EQ/JPMorgan Value Opportunities (t) ....................                     ( 1.21)                      11.15
EQ/Legg Mason Value Equity (t) .........................                     ( 5.93)                      13.62
EQ/Long Term Bond ......................................     6.84      to       7.64       1.32    to      2.11
EQ/Lord Abbett Growth and Income (l) (t) ...............     3.37      to       3.48       3.22    to      7.23
EQ/Lord Abbett Large Cap Core (t) ......................                       10.68                       6.46

                                                               For the period ended December 31,
                                                         ----------------------------------------------
                                                                         Total Return***
                                                                            Lowest to
                                                                             Highest
                                                         ----------------------------------------------
                                                                  2005                    2004
                                                         ----------------------  ----------------------
AIM V.I. Financial Services ............................    5.49   to    5.93%      8.34    to     8.68%
AIM V.I. Global Health Care ............................    7.75   to    8.21       7.15    to     7.54
AIM V.I. Technology ....................................    1.81   to    2.18       6.65    to     7.01
All Asset Allocation (e) ...............................    4.39   to    5.14       7.72    to     8.61
AXA Aggressive Allocation (t) ..........................                  --                        --
AXA Conservative Allocation(t) .........................                  --                        --
AXA Conservative-Plus Allocation (t) ...................                  --                        --
AXA Moderate Allocation (t) ............................                  --                        --
AXA Moderate-Plus Allocation (t) .......................                  --                        --
Dreyfus Stock Index Fund, Inc. .........................    3.90   to    4.66       9.87    to    10.63
EQ/AllianceBernstein Common Stock (t) (x) ..............                  --                        --
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                  --                        --
EQ/AllianceBernstein International (r) (t) .............                  --                        --
EQ/AllianceBernstein Large Cap Growth (t) ..............                  --                        --
EQ/AllianceBernstein Quality Bond (t) ..................                  --                        --
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........                  --                        --
EQ/AllianceBernstein Value (t) (z) (ae) ................                  --                        --
EQ/Ariel Appreciation II (t) ...........................                  --                        --
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                  --                        --
EQ/BlackRock Basic Value Equity (t) (af) ...............                  --                        --
EQ/BlackRock International Value (j) (t) ...............                  --                        --
EQ/Bond Index ..........................................    0.12   to    0.90       0.86    to     1.63
EQ/Boston Advisors Equity Income (a) (ag) ..............    5.42   to    5.83      16.94    to    17.48
EQ/Calvert Socially Responsible (c) (i) ................                 3.27                       --
EQ/Capital Guardian Growth (t) (ah) ....................                  --                        --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........                 1.86                       --
EQ/Caywood-Scholl High Yield Bond ......................    1.93   to    2.75       8.90    to     9.68
EQ/Equity 500 Index (t) ................................                  --                        --
EQ/Evergreen International Bond (t) ....................                  --                        --
EQ/Evergreen Omega (t) .................................                  --                        --
EQ/FI Mid Cap (n) (t) (ak) .............................                  --                        --
EQ/GAMCO Mergers and Acquisitions ......................                  --                        --
EQ/GAMCO Small Company Value ...........................    3.56   to    4.33      20.00    to    20.91
EQ/Government Securities ...............................    0.52   to    1.31       0.59    to     1.33
EQ/International Growth ................................   12.14   to   13.01       4.49    to     5.24
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................                  --                        --
EQ/JPMorgan Value Opportunities (t) ....................                  --                        --
EQ/Legg Mason Value Equity (t) .........................                  --                        --
EQ/Long Term Bond ......................................    2.26   to    3.04       7.16    to     7.90
EQ/Lord Abbett Growth and Income (l) (t) ...............                  --                        --
EQ/Lord Abbett Large Cap Core (t) ......................                  --                        --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                         For the period ended December 31,
                                                        --------------------------------------------------------------------
                                                                       Investment                      Expense Ratio**
                                                                         Income                           Lowest to
                                                                         Ratio*                            Highest
                                                        ----------------------------------------- --------------------------
                                                           2007       2006       2005      2004              2007
                                                        ---------- ---------- --------- --------- --------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................    0.72%      0.63%       --        --       0.00%    to     0.35%
EQ/Marsico Focus (f) ..................................    0.18       0.16        --        --       0.00     to     0.75
EQ/Money Market (g) (q) ...............................    4.84       4.61       1.12       --       0.00     to     0.75
EQ/Montag & Caldwell Growth (h) .......................    0.20       0.19       0.25      0.42      0.00     to     0.75
EQ/PIMCO Real Return ..................................    1.99       2.85       1.59      2.16      0.00     to     0.35
EQ/Short Duration Bond (p) ............................    2.84       3.70       1.32      3.49      0.00     to     0.35
EQ/Small Company Index (t) (an) .......................   10.09       2.35        --        --       0.00     to     0.35
EQ/T. Rowe Price Growth Stock (u) .....................    0.07         --        --        --       0.00     to     0.75
EQ/UBS Growth and Income ..............................    0.78       0.76       0.70      1.74      0.00     to     0.75
EQ/Van Kampen Comstock (t) ............................    3.00       3.89        --        --                       0.00
EQ/Van Kampen Emerging Markets Equity (t) (s) .........     --        0.59        --        --       0.00     to     0.35
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............    2.89       0.22        --        --       0.00     to     0.35
EQ/Van Kampen Real Estate (ab) (at) ...................    0.88         --        --        --       0.00     to     0.35
Fidelity VIP Asset Manager ............................    6.13       3.00       3.33      3.39                      0.00
Fidelity VIP Contrafund (ac) (ad) .....................    1.02       1.22       0.20      0.42      0.00     to     0.75
Fidelity VIP Growth and Income ........................    2.19       0.92       1.76      0.94                      0.00
Franklin Income Securities (ap) (aq) (ar) .............    1.79       3.58       3.94      3.02      0.00     to     0.35
Franklin Rising Dividends Securities ..................    2.29       1.11       0.89      0.60                      0.35
Franklin Zero Coupon 2010 .............................    4.67       3.70       4.13      4.30                      0.35
Janus Aspen Series Balanced ...........................    2.59       2.18       2.35      2.36      0.35     to     0.75
Janus Aspen Series Forty ..............................    0.34       0.34       0.22      0.24      0.00     to     0.75
Janus Aspen Series International Growth ...............    0.54       1.98       1.22      0.95      0.00     to     0.35
Janus Aspen Series Mid Cap Growth .....................    0.21       0.00        --        --       0.00     to     0.75
Janus Aspen Series Mid Cap Value ......................    1.52       1.00       7.08      2.85                      0.00
Janus Aspen Series Worldwide Growth ...................    0.75       1.77       1.32      1.03      0.00     to     0.75
MarketPLUS International Core (t) .....................    0.75       2.89        --        --                       0.00
MarketPLUS Large Cap Core (t) .........................    3.32       4.18        --        --                       0.00
MarketPLUS Large Cap Growth (t) .......................    0.89       0.00        --        --                       0.00
MarketPLUS Mid Cap Value (t) ..........................    1.82       0.92        --        --                       0.00
MFS(R) Utilities ......................................    0.96       1.94       0.55      1.23      0.00     to     0.35
Multimanager Aggressive Equity (t) ....................    0.00       0.00        --        --                       0.00
Multimanager Core Bond (t) ............................    3.84       0.77        --        --                       0.00
Multimanager Health Care (t) ..........................    0.00       0.00        --        --                       0.00
Multimanager High Yield (k) (t) .......................    8.69       7.15        --        --       0.00     to     0.35
Multimanager International Equity (t) .................    1.36       1.22        --        --                       0.00
Multimanager Large Cap Core Equity (t) ................    0.82       1.01        --        --                       0.00
Multimanager Large Cap Growth (t) .....................    0.00       0.00        --        --                       0.00
Multimanager Large Cap Value (t) ......................    2.01       1.39        --        --                       0.00
Multimanager Mid Cap Growth (t) .......................    0.00       0.00        --        --                       0.00
Multimanager Mid Cap Value (t) ........................    0.00       0.00        --        --                       0.00
Multimanager Small Cap Growth (w) .....................    0.00       0.00       0.13       --       0.00     to     0.75


                                                                 For the period ended December 31,
                                                        ----------------------------------------------------
                                                                          Expense Ratio**
                                                                             Lowest to
                                                                              Highest
                                                        ----------------------------------------------------
                                                                   2006                      2005
                                                        -------------------------- ------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................    0.00%    to     0.35%                      --
EQ/Marsico Focus (f) ..................................    0.00     to     0.75       0.35     to    0.75
EQ/Money Market (g) (q) ...............................    0.00     to     0.75       0.00     to    0.75
EQ/Montag & Caldwell Growth (h) .......................    0.00     to     0.75       0.00     to    0.75
EQ/PIMCO Real Return ..................................    0.00     to     0.35       0.00     to    0.35
EQ/Short Duration Bond (p) ............................    0.00     to     0.35                      0.35
EQ/Small Company Index (t) (an) .......................                      --                       --
EQ/T. Rowe Price Growth Stock (u) .....................    0.00     to     0.75       0.00     to    0.75
EQ/UBS Growth and Income ..............................    0.00     to     0.75       0.35     to    0.75
EQ/Van Kampen Comstock (t) ............................                      --                       --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........    0.00     to     0.35                       --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                      --                       --
EQ/Van Kampen Real Estate (ab) (at) ...................
Fidelity VIP Asset Manager ............................                      --                       --
Fidelity VIP Contrafund (ac) (ad) .....................    0.00     to     0.75       0.00     to    0.75
Fidelity VIP Growth and Income ........................                      --                       --
Franklin Income Securities (ap) (aq) (ar) .............                    0.35                      0.35
Franklin Rising Dividends Securities ..................                    0.35                      0.35
Franklin Zero Coupon 2010 .............................                    0.35                      0.35
Janus Aspen Series Balanced ...........................    0.35     to     0.75       0.35     to    0.75
Janus Aspen Series Forty ..............................    0.00     to     0.75       0.00     to    0.75
Janus Aspen Series International Growth ...............    0.00     to     0.35       0.00     to    0.35
Janus Aspen Series Mid Cap Growth .....................    0.00     to     0.75       0.00     to    0.75
Janus Aspen Series Mid Cap Value ......................                      --                       --
Janus Aspen Series Worldwide Growth ...................    0.00     to     0.75       0.00     to    0.75
MarketPLUS International Core (t) .....................                      --                       --
MarketPLUS Large Cap Core (t) .........................                      --                       --
MarketPLUS Large Cap Growth (t) .......................                      --                       --
MarketPLUS Mid Cap Value (t) ..........................                      --                       --
MFS(R) Utilities ......................................    0.00     to     0.35       0.00     to    0.35
Multimanager Aggressive Equity (t) ....................                      --                       --
Multimanager Core Bond (t) ............................                      --                       --
Multimanager Health Care (t) ..........................                      --                       --
Multimanager High Yield (k) (t) .......................    0.00     to     0.35                       --
Multimanager International Equity (t) .................                      --                       --
Multimanager Large Cap Core Equity (t) ................                      --                       --
Multimanager Large Cap Growth (t) .....................                      --                       --
Multimanager Large Cap Value (t) ......................                      --                       --
Multimanager Mid Cap Growth (t) .......................                      --                       --
Multimanager Mid Cap Value (t) ........................                      --                       --
Multimanager Small Cap Growth (w) .....................    0.00     to     0.75       0.00     to    0.75


                                                          For the period ended
                                                              December 31,
                                                        -------------------------
                                                              Expense Ratio**
                                                                 Lowest to
                                                                  Highest
                                                        ------------------------
                                                                   2004
                                                        ------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................                    --
EQ/Marsico Focus (f) ..................................                    --
EQ/Money Market (g) (q) ...............................                    --
EQ/Montag & Caldwell Growth (h) .......................    0.00    to     0.75
EQ/PIMCO Real Return ..................................    0.00    to     0.35
EQ/Short Duration Bond (p) ............................                   0.35
EQ/Small Company Index (t) (an) .......................                    --
EQ/T. Rowe Price Growth Stock (u) .....................    0.00    to     0.75
EQ/UBS Growth and Income ..............................    0.35    to     0.75
EQ/Van Kampen Comstock (t) ............................                    --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........                    --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                    --
EQ/Van Kampen Real Estate (ab) (at) ...................
Fidelity VIP Asset Manager ............................                    --
Fidelity VIP Contrafund (ac) (ad) .....................    0.00    to     0.75
Fidelity VIP Growth and Income ........................                    --
Franklin Income Securities (ap) (aq) (ar) .............                   0.35
Franklin Rising Dividends Securities ..................                   0.35
Franklin Zero Coupon 2010 .............................                   0.35
Janus Aspen Series Balanced ...........................    0.35    to     0.75
Janus Aspen Series Forty ..............................    0.00    to     0.75
Janus Aspen Series International Growth ...............    0.00    to     0.35
Janus Aspen Series Mid Cap Growth .....................    0.00    to     0.75
Janus Aspen Series Mid Cap Value ......................                    --
Janus Aspen Series Worldwide Growth ...................    0.00    to     0.75
MarketPLUS International Core (t) .....................                    --
MarketPLUS Large Cap Core (t) .........................                    --
MarketPLUS Large Cap Growth (t) .......................                    --
MarketPLUS Mid Cap Value (t) ..........................                    --
MFS(R) Utilities ......................................    0.00    to     0.35
Multimanager Aggressive Equity (t) ....................                    --
Multimanager Core Bond (t) ............................                    --
Multimanager Health Care (t) ..........................                    --
Multimanager High Yield (k) (t) .......................                    --
Multimanager International Equity (t) .................                    --
Multimanager Large Cap Core Equity (t) ................                    --
Multimanager Large Cap Growth (t) .....................                    --
Multimanager Large Cap Value (t) ......................                    --
Multimanager Mid Cap Growth (t) .......................                    --
Multimanager Mid Cap Value (t) ........................                    --
Multimanager Small Cap Growth (w) .....................    0.00    to     0.75

                                                                              For the period ended December 31,
                                                        ----------------------------------------------------------------------------
                                                                                       Total Return***
                                                                                          Lowest to
                                                                                           Highest
                                                        ----------------------------------------------------------------------------
                                                                   2007                      2006                      2005
                                                        -------------------------- --------------------------- ---------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................    0.48%    to    0.58%      2.30%    to   11.55%                      --
EQ/Marsico Focus (f) ..................................   13.16     to   14.04       8.58     to   11.77        5.05     to   5.25
EQ/Money Market (g) (q) ...............................    4.23     to    5.01       3.87     to    4.75        0.90     to   1.00
EQ/Montag & Caldwell Growth (h) .......................   19.93     to   20.87       7.11     to    7.81        4.65     to   5.54
EQ/PIMCO Real Return ..................................   11.05     to   11.46       0.09     to    0.43        0.43     to   0.77
EQ/Short Duration Bond (p) ............................    4.98     to    5.56       0.50     to    3.51                      1.08
EQ/Small Company Index (t) (an) .......................  ( 1.83)    to   (0.28)                    11.59                       --
EQ/T. Rowe Price Growth Stock (u) .....................    6.41     to    7.21      (4.67)    to   (3.93)       3.16     to   3.93
EQ/UBS Growth and Income ..............................    0.39     to    1.17      10.34     to   13.32        8.08     to   8.60
EQ/Van Kampen Comstock (t) ............................                  (2.50)                     8.69                       --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........   41.90     to   42.02       9.41     to   20.51                       --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............    1.14     to   22.41                     12.74                       --
EQ/Van Kampen Real Estate (ab) (at) ...................  (16.56)    to   (8.63)
Fidelity VIP Asset Manager ............................                  15.55                      7.31                      4.04
Fidelity VIP Contrafund (ac) (ad) .....................   16.63     to   17.59      10.74     to   11.70       15.99     to  16.94
Fidelity VIP Growth and Income ........................                  12.09                     13.22                      7.58
Franklin Income Securities (ap) (aq) (ar) .............    0.85     to    3.37                     17.87                      1.25
Franklin Rising Dividends Securities ..................                  (3.01)                    16.71                      3.03
Franklin Zero Coupon 2010 .............................                   8.05                      2.04                      0.94
Janus Aspen Series Balanced ...........................    9.69     to   10.17       9.92     to   10.31        7.08     to   7.54
Janus Aspen Series Forty ..............................   36.00     to   36.98       8.50     to    9.40       12.08     to  12.83
Janus Aspen Series International Growth ...............   27.59     to   28.29      46.13     to   47.02       31.41     to  32.34
Janus Aspen Series Mid Cap Growth .....................   21.16     to   22.07      12.71     to   13.50       11.52     to  12.43
Janus Aspen Series Mid Cap Value ......................                   7.20                     15.02                     10.00
Janus Aspen Series Worldwide Growth ...................    8.73     to    9.60      17.40     to   18.26        5.13     to   5.90
MarketPLUS International Core (t) .....................                  15.22                     10.30                       --
MarketPLUS Large Cap Core (t) .........................                   3.89                      8.69                       --
MarketPLUS Large Cap Growth (t) .......................                  15.62                     10.74                       --
MarketPLUS Mid Cap Value (t) ..........................                  (1.60)                     9.59                       --
MFS(R) Utilities ......................................   27.45     to   27.88      30.80     to   31.27       16.43     to  16.84
Multimanager Aggressive Equity (t) ....................                  11.38                     12.44                       --
Multimanager Core Bond (t) ............................                   6.26                      1.70                       --
Multimanager Health Care (t) ..........................                   8.97                      3.82                       --
Multimanager High Yield (k) (t) .......................    3.07     to    3.14       1.56     to    4.67                       --
Multimanager International Equity (t) .................                  12.43                     12.41                       --
Multimanager Large Cap Core Equity (t) ................                   5.00                     10.03                       --
Multimanager Large Cap Growth (t) .....................                  11.24                      7.86                       --
Multimanager Large Cap Value (t) ......................                   3.64                     10.80                       --
Multimanager Mid Cap Growth (t) .......................                  11.91                     10.73                       --
Multimanager Mid Cap Value (t) ........................                   0.09                      8.68                       --
Multimanager Small Cap Growth (w) .....................    2.88     to    3.67       9.43     to   10.27        6.81     to   7.54


                                                        For the period ended December 31,
                                                        ----------------------------------
                                                                 Total Return***
                                                                    Lowest to
                                                                     Highest
                                                        ----------------------------------
                                                                       2004
                                                        ----------------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................                          --
EQ/Marsico Focus (f) ..................................                          --
EQ/Money Market (g) (q) ...............................                          --
EQ/Montag & Caldwell Growth (h) .......................      3.29       to      4.02
EQ/PIMCO Real Return ..................................      4.40       to      4.77
EQ/Short Duration Bond (p) ............................                         1.30
EQ/Small Company Index (t) (an) .......................                          --
EQ/T. Rowe Price Growth Stock (u) .....................     12.69       to     13.46
EQ/UBS Growth and Income ..............................     12.45       to     12.95
EQ/Van Kampen Comstock (t) ............................                          --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........                          --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                          --
EQ/Van Kampen Real Estate (ab) (at) ...................
Fidelity VIP Asset Manager ............................                         5.45
Fidelity VIP Contrafund (ac) (ad) .....................     14.47       to     15.51
Fidelity VIP Growth and Income ........................                         5.82
Franklin Income Securities (ap) (aq) (ar) .............                        13.41
Franklin Rising Dividends Securities ..................                        10.67
Franklin Zero Coupon 2010 .............................                         4.10
Janus Aspen Series Balanced ...........................      7.73       to      8.15
Janus Aspen Series Forty ..............................     17.32       to     18.27
Janus Aspen Series International Growth ...............     18.30       to     18.91
Janus Aspen Series Mid Cap Growth .....................     19.76       to     20.75
Janus Aspen Series Mid Cap Value ......................                        17.76
Janus Aspen Series Worldwide Growth ...................      3.91       to      4.74
MarketPLUS International Core (t) .....................                          --
MarketPLUS Large Cap Core (t) .........................                          --
MarketPLUS Large Cap Growth (t) .......................                          --
MarketPLUS Mid Cap Value (t) ..........................                          --
MFS(R) Utilities ......................................     29.71       to     30.24
Multimanager Aggressive Equity (t) ....................                          --
Multimanager Core Bond (t) ............................                          --
Multimanager Health Care (t) ..........................                          --
Multimanager High Yield (k) (t) .......................                          --
Multimanager International Equity (t) .................                          --
Multimanager Large Cap Core Equity (t) ................                          --
Multimanager Large Cap Growth (t) .....................                          --
Multimanager Large Cap Value (t) ......................                          --
Multimanager Mid Cap Growth (t) .......................                          --
Multimanager Mid Cap Value (t) ........................                          --
Multimanager Small Cap Growth (w) .....................     11.56       to     12.53

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                For the period ended December 31,
                                             -------------------------------------------------------------------
                                                            Investment                     Expense Ratio**
                                                              Income                          Lowest to
                                                              Ratio*                           Highest
                                             ----------------------------------------- -------------------------
                                                2007       2006       2005      2004             2007
                                             ---------- ---------- --------- --------- -------------------------
Multimanager Small Cap Value (t) ...........    0.57%      0.73%       --        --                      0.00%
Mulitmanager Technology (t) ................    0.00       0.00        --        --                      0.00
Oppenheimer Global Securities ..............    1.12       0.80       0.68      0.68                     0.35
PIMCO Global Bond (Unhedged) ...............    2.98       3.33       2.52      1.87                     0.35
PIMCO StocksPLUS Growth and Income .........    7.67       5.08       2.46      1.83                     0.35
UIF Emerging Markets Debt ..................    7.35       9.50       8.20      7.44                     0.00
UIF Global Value Equity ....................    2.06       1.54       1.02      0.80      0.00     to    0.35
Van Eck Worldwide Bond .....................    6.24       8.12       5.22      3.30                     0.00
Van Eck Worldwide Emerging Markets .........    0.45       0.58       0.28      0.35                     0.00
Van Eck Worldwide Hard Assets ..............    0.11       0.06       0.23      0.07                     0.00




                                                                For the period ended December 31,
                                             ----------------------------------------------------------------------
                                                                         Expense Ratio**
                                                                            Lowest to
                                                                            Highest
                                             ----------------------------------------------------------------------
                                                    2006                     2005                    2004
                                             ----------------------------------------------------------------------
Multimanager Small Cap Value (t) ...........                 --                       --                       --
Mulitmanager Technology (t) ................                 --                       --                       --
Oppenheimer Global Securities ..............                0.35                     0.35                     0.35
PIMCO Global Bond (Unhedged) ...............                0.35                     0.35                     0.35
PIMCO StocksPLUS Growth and Income .........                0.35                     0.35                     0.35
UIF Emerging Markets Debt ..................                 --                       --                       --
UIF Global Value Equity .................... 0.00    to     0.35      0.00     to    0.35      0.00    to     0.35
Van Eck Worldwide Bond .....................                 --                       --                       --
Van Eck Worldwide Emerging Markets .........                 --                       --                       --
Van Eck Worldwide Hard Assets ..............                 --                       --                       --




                                                                      For the period ended December 31,
                                             -----------------------------------------------------------------------------------
                                                                              Total Return***
                                                                                 Lowest to
                                                                                  Highest
                                             ----------------------------------------------------------------------------------
                                                        2007                         2006                       2005
                                             ---------------------------- --------------------------- -------------------------
Multimanager Small Cap Value (t) ...........                   (9.84)%                       12.19%                        --
Mulitmanager Technology (t) ................                   18.22                         11.02                         --
Oppenheimer Global Securities ..............                    5.69                         16.95                       13.69
PIMCO Global Bond (Unhedged) ...............                    9.38                          4.27                      (6.95)
PIMCO StocksPLUS Growth and Income .........                    6.60                         14.39                        3.10
UIF Emerging Markets Debt ..................                    6.54                         10.80                       12.27
UIF Global Value Equity ....................    6.28    to      6.61         20.75    to     21.21       5.43     to      5.87
Van Eck Worldwide Bond .....................                    9.73                          6.44                      (3.02)
Van Eck Worldwide Emerging Markets .........                   37.61                         39.50                       32.03
Van Eck Worldwide Hard Assets ..............                   45.36                         24.47                       51.69




                                                For the period ended
                                                    December 31,
                                             --------------------------
                                                  Total Return***
                                                     Lowest to
                                                      Highest
                                             --------------------------
                                                        2004
                                             --------------------------
Multimanager Small Cap Value (t) ...........                      --
Mulitmanager Technology (t) ................                      --
Oppenheimer Global Securities ..............                    18.50
PIMCO Global Bond (Unhedged) ...............                    10.22
PIMCO StocksPLUS Growth and Income .........                    10.43
UIF Emerging Markets Debt ..................                    10.01
UIF Global Value Equity ....................    13.21    to     13.53
Van Eck Worldwide Bond .....................                     9.13
Van Eck Worldwide Emerging Markets .........                    25.82
Van Eck Worldwide Hard Assets ..............                    23.97

-------

* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the respective year ended or from the commencement of operations of the Subaccount.

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b)  Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marisco Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g)  EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
     2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k) Multimanager High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JPMorgan Core Bond was substituted PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited Term Bond on November 3, 2006. (See Note 5)
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t)  Units were made available for sale on September 8, 2006.
(u) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 5)
(v) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 5)
(w) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 5)
(x) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 5)
(y) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 5)
(z) EQ/AllianceBernstein Value was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 5)
(aa) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 5)
(ab) EQ/Van Kampen Real Estate was substituted for UIF U.S. Real Estate on August 17, 2007. (See Note 5)
(ac) Fidelity VIP Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 5)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

(ad) Fidelity VIP Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007. (See Note 5)
(ae) EQ/AllianceBernstein Value was substituted for Old Mutual Select Value on November 16, 2007. (See Note 5)
(af) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 5)
(ag) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 5)
(ah) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 5)
(ai) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 5)
(aj) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 5)
(ak) EQ/FI Mid Cap was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 5)
(al) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Income on November 16, 2007. (See Note 5)
(am) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Bond on November 16, 2007. (See Note 5)
(an) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 5)
(ao) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 5)
(ap) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 5)
(aq) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 5)
(ar) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 5)
(as) Units were made available for sale on April 27, 2007.
(at) Units were made available for sale on August 17, 2007.

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                              At December 31, 2003
                                                                 -----------------------------------------------
                                                                                    Unit Value
                                                                     Units           Lowest to       Net Assets
                                                                  Outstanding         Highest          (000's)
                                                                 ------------- -------------------- ------------
AIM V.I. Financial Services Portfolio ..........................      18,331   $11.18 to 11.63            $207
AIM V.I. Health Sciences Portfolio .............................      34,790    10.35 to 10.48             360
AIM V.I. Telecommunications Portfolio ..........................       8,071              8.27              67
Dreyfus Stock Index Portfolio--Initial Class ...................   5,001,432     7.70 to 12.80          56,019
EQ/Enterprise Equity Portfolio .................................   3,471,131    11.44 to 20.25          53,938
EQ/Enterprise Equity Income Portfolio ..........................     483,918     9.62 to 10.58           5,196
EQ/Enterprise Growth & Income Portfolio ........................   1,650,380      8.03 to 9.63          15,792
EQ/Enterprise Growth Portfolio (1) .............................   5,141,422      7.29 to 7.46          44,320
EQ/Enterprise High-Yield Portfolio .............................     824,954    14.57 to 18.54          12,821
EQ/Enterprise International Growth Portfolio (1a) ..............   1,217,982     9.35 to 13.80          14,420
EQ/Enterprise Managed Portfolio (1b) ...........................   5,582,384    10.57 to 19.68          93,884
EQ/Enterprise Short Duration Bond Portfolio (2) ................       1,631             10.01              16
EQ/Enterprise Small Company Growth Portfolio ...................   1,028,975      9.34 to 9.90          12,486
EQ/Enterprise Small Company Value Portfolio ....................   2,626,059    20.61 to 31.85          61,739
EQ/Enterprise Total Return Portfolio ...........................   2,465,907    11.11 to 11.23          27,407
EQ/MONY Government Securities Portfolio ........................   1,017,068    13.52 to 15.32          13,325
EQ/MONY Intermediate Term Bond Portfolio .......................     905,065    14.14 to 16.25          12,885
EQ/MONY Long Term Bond Portfolio ...............................   1,050,699    14.93 to 19.42          15,597
Fidelity VIP II Asset Manager Portfolio--Initial Class .........     501,397             10.10           5,064
Fidelity VIP II ContraFund Portfolio ...........................   2,072,043     9.40 to 10.12          21,055
Fidelity VIP III Growth & Income Portfolio .....................   1,055,112              9.10           9,600
Franklin Income Securities Fund--Class 2 (2) ...................       6,209             11.26              70
Franklin Rising Dividends Securities Fund--Class 2 (2)                 3,284             11.34              37
Franklin Zero Coupon 2010 Fund--Class 2 (3) ....................       1,165             10.24              12
Janus Aspen Series Mid Cap Growth
Portfolio--Institutional Class .................................   1,846,474      4.53 to 7.54           9,780
Janus Aspen Series Balanced
Portfolio--Institutional Class .................................     587,636    10.22 to 10.24           6,102
Janus Aspen Series Capital Appreciation Portfolio ..............   1,583,967     6.35 to 10.68          11,566
Janus Aspen Series International Growth
Portfolio ......................................................     329,721     7.88 to 10.74           2,871
Janus Aspen Series Mid Cap Value
Portfolio--Service Class .......................................     221,896             10.02           2,223
Janus Aspen Series WorldWide Growth
Portfolio--Institutional Class .................................   2,439,132      5.63 to 6.96          16,866
MFS Utilities Portfolio--Initial Class .........................      23,364    11.80 to 12.40             279
Oppenheimer Global Securities Portfolio--Service
Class (4) ......................................................      12,049             12.70             153
Oppenheimer Main Street Portfolio--Service
Class (5) ......................................................       5,971             11.43              68
PIMCO Global Bond Portfolio--Administrative
Class ..........................................................     110,224    12.48 to 13.70           1,480
PIMCO StocksPLUS Growth & Income Portfolio--
Administrative Class ...........................................     187,318    10.93 to 11.11           2,048
UIF Emerging Markets Debt Portfolio--Class I ...................      17,443             13.19             230
UIF Global Value Equity Portfolio--Class I .....................      24,703    10.20 to 10.90             270
UIF U.S. Real Estate Portfolio-- Class I .......................     197,879    12.57 to 13.65           2,558
Van Eck Hard Assets Fund .......................................       6,303             14.06              89
Van Eck WorldWide Bond Fund ....................................       8,246             14.24             117
Van Eck WorldWide Emerging Markets Fund ........................      19,859              7.94             158




                                                                        For the period ended December 31, 2003
                                                                 ----------------------------------------------------
                                                                  Investment    Expense Ratio**     Total Return***
                                                                    Income         Lowest to           Lowest to
                                                                    Ratio*          Highest             Highest
                                                                 ------------ ------------------- -------------------
AIM V.I. Financial Services Portfolio ..........................  0.72%       0.00 to 0.35%         29.08 to 29.55%
AIM V.I. Health Sciences Portfolio .............................   0.00                0.35          27.31 to 27.34
AIM V.I. Telecommunications Portfolio ..........................   0.00                0.35                   33.82
Dreyfus Stock Index Portfolio--Initial Class ...................   1.50        0.00 to 0.75          27.27 to 28.39
EQ/Enterprise Equity Portfolio .................................   0.00        0.00 to 0.75          51.80 to 52.94
EQ/Enterprise Equity Income Portfolio ..........................   1.52        0.35 to 0.75          25.75 to 26.25
EQ/Enterprise Growth & Income Portfolio ........................   1.05        0.35 to 0.75          26.66 to 27.04
EQ/Enterprise Growth Portfolio (1) .............................   0.44        0.00 to 0.75          16.27 to 17.11
EQ/Enterprise High-Yield Portfolio .............................   2.52        0.00 to 0.75          21.73 to 22.64
EQ/Enterprise International Growth Portfolio (1a) ..............   0.50        0.00 to 0.75          29.94 to 30.95
EQ/Enterprise Managed Portfolio (1b) ...........................   1.18        0.00 to 0.75          20.00 to 20.94
EQ/Enterprise Short Duration Bond Portfolio (2) ................   5.27(+)             0.35(+)                 0.10
EQ/Enterprise Small Company Growth Portfolio ...................   0.00        0.00 to 0.75          22.25 to 23.13
EQ/Enterprise Small Company Value Portfolio ....................   0.11        0.00 to 0.75          36.40 to 37.40
EQ/Enterprise Total Return Portfolio ...........................   2.58        0.00 to 0.35            5.35 to 5.61
EQ/MONY Government Securities Portfolio ........................   2.86        0.00 to 0.75            0.99 to 1.73
EQ/MONY Intermediate Term Bond Portfolio .......................   4.75        0.00 to 0.75            2.52 to 3.29
EQ/MONY Long Term Bond Portfolio ...............................   5.94        0.00 to 0.75            4.02 to 4.85
Fidelity VIP II Asset Manager Portfolio--Initial Class .........   3.47                0.00                   17.99
Fidelity VIP II ContraFund Portfolio ...........................   0.38        0.00 to 0.75          27.37 to 28.43
Fidelity VIP III Growth & Income Portfolio .....................   1.13                0.00                   23.81
Franklin Income Securities Fund--Class 2 (2) ...................   0.00                0.35(+)                12.60
Franklin Rising Dividends Securities Fund--Class 2 (2)             0.00                0.35(+)                13.40
Franklin Zero Coupon 2010 Fund--Class 2 (3) ....................   0.00                0.35(+)                 2.40
Janus Aspen Series Mid Cap Growth
Portfolio--Institutional Class .................................   0.00        0.00 to 0.75          34.16 to 35.22
Janus Aspen Series Balanced
Portfolio--Institutional Class .................................   2.31        0.35 to 0.75          13.18 to 13.65
Janus Aspen Series Capital Appreciation Portfolio ..............   0.48        0.00 to 0.75          19.59 to 20.52
Janus Aspen Series International Growth
Portfolio ......................................................   1.19        0.00 to 0.35          34.04 to 34.93
Janus Aspen Series Mid Cap Value
Portfolio--Service Class .......................................   0.13                0.00                   41.33
Janus Aspen Series WorldWide Growth
Portfolio--Institutional Class .................................   1.11        0.00 to 0.75          23.19 to 24.06
MFS Utilities Portfolio--Initial Class .........................   1.59        0.00 to 0.35          35.48 to 35.82
Oppenheimer Global Securities Portfolio--Service
Class (4) ......................................................   0.00                0.35(+)                27.00
Oppenheimer Main Street Portfolio--Service
Class (5) ......................................................   0.00                0.35(+)                14.30
PIMCO Global Bond Portfolio--Administrative
Class ..........................................................   2.05                0.35          13.97 to 13.98
PIMCO StocksPLUS Growth & Income Portfolio--
Administrative Class ...........................................   2.48                0.35          29.94 to 29.96
UIF Emerging Markets Debt Portfolio--Class I ...................   0.00                0.00                   27.93
UIF Global Value Equity Portfolio--Class I .....................   0.00        0.00 to 0.35          28.54 to 28.95
UIF U.S. Real Estate Portfolio-- Class I .......................   0.00        0.00 to 0.35          37.05 to 37.53
Van Eck Hard Assets Fund .......................................   0.94                0.00                   45.10
Van Eck WorldWide Bond Fund ....................................   1.70                0.00                   18.17
Van Eck WorldWide Emerging Markets Fund ........................   0.11                0.00                   54.17

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Concluded)


6. Financial Highlights (Concluded)

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the subaccount.

(+) Annualized.

(1) EQ/Enterprise Growth Portfolio was substituted for EQ/Enterprise Balanced Portfolio on February 28, 2003.

(1a) EQ/Enterprise International Growth Portfolio was substituted for EQ/Enterprise Emerging Countries Portfolio and EQ/Enterprise Worldwide Growth Portfolio on February 28, 2003.

(1b) EQ/Enterprise Managed Portfolio was substituted for EQ/Enterprise Mid-Cap Growth Portfolio on February 28, 2003.

(2) For the period July 7, 2003 (commencement of operations) through December 31, 2003.

(3) For the period August 12, 2003 (commencement of operations) through December 31, 2003.

(4) For the period June 23, 2003 (commencement of operations) through December 31, 2003.

(5) For the period June 27, 2003 (commencement of operations) through December 31, 2003.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for uncertainty in income taxes on January 1, 2007, for share-based compensation on January 1, 2006 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 12, 2008

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                                                                           2007            2006
                                                                       -------------   -------------
                                                                               (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value ....    $     2,027.7   $     2,140.6
  Mortgage loans on real estate ...................................            203.8           219.2
  Policy loans ....................................................            116.0           105.1
  Other invested assets ...........................................             53.1            53.4
                                                                       -------------   -------------
    Total investments .............................................          2,400.6         2,518.3
Cash and cash equivalents .........................................             52.5            58.8
Amounts due from reinsurers .......................................            136.4           136.2
Deferred policy acquisition costs .................................            145.0           123.0
Value of business acquired ........................................            232.9           287.7
Other assets ......................................................             26.3            30.6
Separate Accounts' assets .........................................          3,009.5         3,289.0
                                                                       -------------   -------------

TOTAL ASSETS ......................................................    $     6,003.2   $     6,443.6
                                                                       =============   =============

LIABILITIES
Policyholders' account balances ...................................    $     1,915.3   $     2,057.6
Future policy benefits and other policyholders liabilities ........            353.1           355.4
Other liabilities .................................................             46.8            48.3
Note payable to affiliate .........................................             27.3            30.6
Income taxes payable ..............................................             51.9            64.9
Separate Accounts' liabilities ....................................          3,009.5         3,289.0
                                                                       -------------   -------------
    Total liabilities .............................................          5,403.9         5,845.8
                                                                       -------------   -------------

Commitments and contingent liabilities (Notes 2, 5, 9, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value; 5.0 million shares authorized,
   2.5 million issued and outstanding .............................              2.5             2.5
Capital in excess of par value ....................................            501.7           498.5
Retained earnings .................................................            121.6           107.9
Accumulated other comprehensive loss ..............................            (26.5)          (11.1)
                                                                       -------------   -------------
    Total shareholder's equity ....................................            599.3           597.8
                                                                       -------------   -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ........................    $     6,003.2   $     6,443.6
                                                                       =============   =============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                             STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                              2007              2006             2005
                                                          -------------    -------------    -------------
                                                                           (IN MILLIONS)


REVENUES
Variable life and investment-type product policy fee ..
  income ..............................................   $       160.7    $       150.0    $       168.3
Premiums ..............................................            45.8             49.9             53.8
Net investment income .................................           137.3            141.4            135.0
Investment losses, net ................................           (22.0)            (1.2)            (2.2)
Other income ..........................................            16.1             15.5             22.0
                                                          -------------    -------------    -------------
      Total revenues ..................................           337.9            355.6            376.9
                                                          -------------    -------------    -------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ...............................           100.1             98.1             99.5
Interest credited to policyholders' account balances ..            79.5             86.1             99.9
Compensation and benefits .............................            21.4             27.4             33.4
Commissions ...........................................            44.9             36.7             72.9
Interest expense ......................................             2.0              2.2              1.6
Amortization of deferred policy acquisition costs and
  value of business acquired ..........................            74.2             55.4             41.2
Capitalization of deferred policy acquisition costs ...           (36.4)           (27.2)           (78.1)
Rent expense ..........................................             3.6              3.7             10.5
Other operating costs and expenses ....................            33.8             16.5             38.0
                                                          -------------    -------------    -------------
      Total benefits and other deductions .............           323.1            298.9            318.9
                                                          -------------    -------------    -------------

Earnings before income taxes
  before income taxes .................................            14.8             56.7             58.0
Income taxes ..........................................            (1.1)           (17.3)           (16.7)
                                                          -------------    -------------    -------------

Earnings from continuing operations ...................            13.7             39.4             41.3
Gain on disposal of discontinued operations,
  net of income taxes .................................              --               .7               --
                                                          -------------    -------------    -------------

Net Earnings ..........................................   $        13.7    $        40.1    $        41.3
                                                          =============    =============    =============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
           STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                                   2007              2006              2005
                                                              ---------------   ---------------   ---------------
                                                                                 (IN MILLIONS)

SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year ......  $           2.5   $           2.5   $           2.5
                                                              ---------------   ---------------   ---------------

Capital in excess of par value, beginning of year ..........            498.5             495.8             495.8
Changes in capital in excess of par value ..................              3.2               2.7                --
                                                              ---------------   ---------------   ---------------
Capital in excess of par value, end of year ................            501.7             498.5             495.8
                                                              ---------------   ---------------   ---------------

Retained earnings, beginning of year .......................            107.9              67.8              26.5
Net earnings ...............................................             13.7              40.1              41.3
                                                              ---------------   ---------------   ---------------
Retained earnings, end of year .............................            121.6             107.9              67.8
                                                              ---------------   ---------------   ---------------

Accumulated other comprehensive loss, beginning of year ....            (11.1)             (5.6)             14.9
Other comprehensive loss ...................................            (15.4)             (5.5)            (20.5)
                                                              ---------------   ---------------   ---------------
Accumulated other comprehensive loss, end of year ..........            (26.5)            (11.1)             (5.6)
                                                              ---------------   ---------------   ---------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................  $         599.3   $         597.8   $         560.5
                                                              ===============   ===============   ===============


                                                                   2007              2006              2005
                                                              ---------------   ---------------   ---------------
                                                                                 (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net earnings ...............................................  $          13.7   $          40.1   $          41.3
                                                              ---------------   ---------------   ---------------

Change in unrealized losses, net of reclassification
  adjustment ...............................................            (15.4)             (5.5)            (20.5)
                                                              ---------------   ---------------   ---------------
Other comprehensive loss ...................................            (15.4)             (5.5)            (20.5)
                                                              ---------------   ---------------   ---------------

COMPREHENSIVE (LOSS) INCOME ................................  $          (1.7)  $          34.6   $          20.8
                                                              ===============   ===============   ===============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                                             2007              2006              2005
                                                                        ----------------  ----------------  ----------------
                                                                                          (IN MILLIONS)

Net earnings .........................................................  $          13.7   $          40.1   $          41.3
   Adjustments to reconcile net earnings to net cash provided by operating activities:
      Interest credited to policyholders' account balances ...........             79.5              86.1              99.9
       Variable life and investment-type product policy fee income ...           (160.7)           (150.0)           (168.3)
      Change in accrued investment income ............................              2.1               (.7)             (1.8)
      Investment losses, net .........................................             22.9               1.2               2.2
      Change in deferred policy acquisition costs and
         value of business acquired ..................................             37.8              28.2             (36.9)
      Change in future policy benefits ...............................             15.9              25.7              67.5
      Change in other policyholders liabilities ......................             (8.0)             17.0             (10.0)
      Change in income tax payable ...................................             (3.7)             17.3              16.7
      Provision for depreciation and amortization ....................              7.7              12.1              14.1
      Gain on disposal of discontinued operations ....................               --               (.7)               --
      Gain on recapture from reinsurance from USFL ...................               --                --               (.6)
      Dividend from AllianceBernstein ................................              6.4               4.8               3.8
      Other, net .....................................................              7.4             (16.3)            (26.7)
                                                                        ----------------  ----------------  ----------------

Net cash provided by operating activities ............................             21.0              64.8               1.2
                                                                        ----------------  ----------------  ----------------

Cash flows from investing activities:
    Maturities and repayments of fixed maturities and mortgage loans .            261.1             299.8             220.9
    Sales of investments .............................................             69.0              61.1              53.4
    Purchases of investments .........................................           (260.4)           (414.8)           (366.2)
    Other, net .......................................................            (14.8)            (10.3)             (3.3)
                                                                        ----------------  ----------------  ----------------

Net cash provided by (used in) investing activities ..................             54.9             (64.2)            (95.2)
                                                                        ----------------  ----------------  ----------------

Cash flows from financing activities: Policyholders' account balances:
      Deposits .......................................................            334.0             392.9             521.4
      Withdrawals and transfers to Separate Accounts .................           (416.0)           (463.9)           (505.7)
   Repayments of note to affiliate ...................................             (3.4)             (3.2)             (3.0)
   Proceeds received from recapture of reinsurance with USFL .........               --                --              12.2
   Other, net ........................................................              3.2               2.7                --
                                                                        ----------------  ----------------  ----------------

Net cash (used in) provided by financing activities ..................            (82.2)            (71.5)             24.9
                                                                        ----------------  ----------------  ----------------

Change in cash and cash equivalents ..................................             (6.3)            (70.9)            (69.1)
Cash and cash equivalents, beginning of year .........................             58.8             129.7             198.8
                                                                        ----------------  ----------------  ----------------

Cash and Cash Equivalents, End of Year ...............................  $          52.5   $          58.8   $         129.7
                                                                        ================  ================  ================

Supplemental cash flow information:
   Interest Paid .....................................................  $           2.0   $           2.2   $           2.4
                                                                        ================  ================  ================
Schedule of non-cash financing activities:
   Shared-based Programs .............................................  $           3.1   $           2.7   $            --
                                                                        ================  ================  ================

                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS


1)    ORGANIZATION

      MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is to provide life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group").


2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation
      ---------------------

      The preparation of the accompanying financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management to present fairly the financial position of MLOA and its results of operations and cash flows for the periods presented.

      The years "2007", "2006" and "2005" refer to the years ended December 31, 2007, 2006 and 2005, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

      Accounting Changes
      ------------------

      Effective January 1, 2007, and as more fully described in Note 11 to the Financial Statements, MLOA adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes were expanded by FIN 48 and include a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, no adjustment to MLOA's January 1, 2007 retained earnings for unrecognized tax benefits was required.

      On January 1, 2007, MLOA adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on MLOA's results of operations or financial position.

      On December 31, 2006, AXA Financial Group implemented Statement of Financial Accounting Standards ("SFAS") No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

      SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on AXA Financial Group as it already uses a December 31 measurement date for all of its plan assets and benefits obligations. The adoption of SFAS No. 158 did not have an impact on MLOA's results of operations or financial position.

      On January 1, 2006, AXA Financial Group, including MLOA, adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, AXA Financial Group elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), AXA Financial Group, including MLOA, had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares, and various other cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of AXA Financial Group's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, MLOA's earnings from continuing operations before income taxes were $3.0 million and $2.7 million lower and net earnings were $2.0 million and $1.7 million lower for 2007 and 2006, respectively, than if these plans had continued to be accounted for under APB No. 25.

      Under the modified prospective method, AXA Financial Group applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006, that prior to adoption of SFAS No. 123(R) would have been reflected by MLOA only in pro forma disclosures, were recognized in MLOA's statements of operations over the awards' remaining future service/vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

      On January 1, 2006, MLOA adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on MLOA's results of operations or financial position.

      New Accounting Pronouncements
      -----------------------------

      In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.


      In June 2007, the AICPA issued SOP 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2007, the FASB issued FASB Staff Position ("FSP") SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the Board time to consider a number of significant issues relating to the implementation of SOP 07-1.

      On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The effect of adopting of SFAS No. 157 on January 1, 2008 is not expected to have a material impact on 2008 net earnings.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trust ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which MLOA has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation of FIN 46(R), "Consolidation of Variable Interest Entities, Revised," are consolidated; those in which MLOA does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with Equity real estate or other equity investments, as appropriate.

      Equity securities include common stock classified as available for sale securities are carried at estimated fair value and are included in other invested assets.

      Units held in AllianceBernstein L.P. ("AllianceBernstein") are carried on the equity method and reported in other invested assets.

      Short-term investments are stated at amortized cost that approximates fair value and are included in other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned including United States government and agency securities and mortgage-backed securities are recorded in the financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized
      --------------------------------------------------------------------
      Investment Gains (Losses)
      -------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by MLOA are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to DAC and VOBA related to variable life and investment-type products.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

      Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

      The estimated fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      DAC and VOBA
      ------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA, which arose from the 2004 acquisition by AXA Financial, was established in accordance with business combination purchase accounting guidance as set forth in SFAS No. 141, "Business Combinations". VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For variable life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (7.0% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.0% net of product weighted average Separate Account fees) and 0.0% (2.0% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5-year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2007, current projections of future average gross market returns assume a 5.2% return for 2008, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 2 quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      MLOA issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 6.0% for life insurance liabilities and from 3.0% to 6.75% for annuity liabilities.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by MLOA.

      The investment results of Separate Accounts on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2007, 2006 and 2005, investment results of such Separate Accounts were gains of $285.4 million, $358.6 million and $197.5 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Accounting Policies
      -------------------------

      MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Discontinued operations include real estate held-for-sale.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2007 were not significant.

3)    INVESTMENTS

      Fixed Maturities
      ----------------

      The following table provides additional information relating to fixed maturities.

                                                                  GROSS          GROSS
                                                 AMORTIZED     UNREALIZED      UNREALIZED     ESTIMATED
                                                    COST          GAINS          LOSSES       FAIR VALUE
                                               -------------  -------------  -------------  -------------
                                                                     (IN MILLIONS)


      DECEMBER 31, 2007
      -----------------
      Fixed Maturities:
        Available for Sale:
         Corporate ..........................  $     1,808.1  $        10.7  $        56.6  $     1,762.2
         Mortgage-backed ....................           20.3             .2             --           20.5
         U.S. Treasury, government
           and agency securities ............          115.0            2.0             --          117.0
         States and political subdivisions ..            1.1             --             --            1.1
         Foreign governments ................            4.1             .1             --            4.2
         Redeemable preferred stock .........          134.5             .5           12.3          122.7
                                               -------------  -------------  -------------  -------------
           Total Available for Sale .........  $     2,083.1  $        13.5  $        68.9  $     2,027.7
                                               =============  =============  =============  =============

      December 31, 2006
      -----------------
      Fixed Maturities:
       Available for Sale:
         Corporate ..........................  $     1,869.0  $         6.7  $        31.1  $     1,844.6
         Mortgage-backed ....................           20.2             --             --           20.2
         U.S. Treasury, government
           and agency securities ............          138.5             .4             .5          138.4
         States and political subdivisions ..            1.1             --             --            1.1
         Foreign governments ................            4.1             --             .1            4.0
         Redeemable preferred stock .........          134.4            1.4            3.5          132.3
                                               -------------  -------------  -------------  -------------
           Total Available for Sale .........  $     2,167.3  $         8.5  $        35.2  $     2,140.6
                                               =============  =============  =============  =============

      MLOA determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      The contractual maturity of bonds at December 31, 2007 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                --------------------------------
                                                                                  AMORTIZED         ESTIMATED
                                                                                    COST            FAIR VALUE
                                                                                --------------     -------------
                                                                                         (IN MILLIONS)

        Due in one year or less..............................................   $        158.3     $       157.8
        Due in years two through five........................................            413.5             414.4
        Due in years six through ten.........................................          1,005.5             990.1
        Due after ten years..................................................            351.0             322.2
                                                                                --------------     -------------
           Subtotal..........................................................          1,928.3           1,884.5
        Mortgage-backed securities...........................................             20.3              20.5
                                                                                --------------     -------------
        Total................................................................   $      1,948.6     $     1,905.0
                                                                                ==============     =============

      Bonds that are not due at a single maturity date were included in the contractual maturity table above in the final maturity year. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by AXA Financial Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

      The following table discloses the 230 issues of fixed maturities that have been in a continuous unrealized loss position for less than a twelve-month period and greater than a twelve month period as of December 31, 2007:

                                          LESS THAN 12 MONTHS           12 MONTHS OR LONGER                  TOTAL
                                      -----------------------------  ---------------------------  ----------------------------
                                                        GROSS                         GROSS                          GROSS
                                       ESTIMATED      UNREALIZED       ESTIMATED    UNREALIZED     ESTIMATED      UNREALIZED
                                       FAIR VALUE       LOSSES        FAIR VALUE      LOSSES       FAIR VALUE       LOSSES
                                      ------------  ---------------  ------------  -------------  -------------  -------------
                                                                           (IN MILLIONS)

      Fixed Maturities:
        Corporate ..................  $       562.5  $        39.3  $       470.0  $        17.3  $     1,032.5  $        56.6
        U.S. Treasury,
          government and agency
          securities ...............             --             --             --             --             --             --
        States and political
          subdivisions .............             --             --            1.1             --            1.1             --
        Foreign governments ........             --             --             --             --             --             --
        Redeemable
          preferred stock ..........           32.7            4.7           73.3            7.6          106.0           12.3
                                      -------------  -------------  -------------  -------------  -------------  -------------
      Total Temporarily
        Impaired Securities ........  $       595.2  $        44.0  $       544.4  $        24.9  $     1,139.6  $        68.9
                                      =============  =============  =============  =============  =============  =============

      MLOA's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2007, approximately $70.0 million, or 3.4%, of the $2,083.1 million aggregate amortized cost of fixed maturities held by MLOA was considered to be other than investment grade.

      MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2007, MLOA owned $10.6 million in RMBS backed by subprime residential mortgage loans, 100% of which are rated either AA or AAA, and $0.2 million in RMBS backed by Alt-A residential mortgage loans, 100% of which were rated AAA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2007, MLOA had no fixed maturities which were non-income producing for the twelve months preceding that date.

      Mortgage Loans
      --------------

      During 2007, 2006 and 2005, respectively, MLOA's average recorded investment in impaired mortgage loans was $0.8 million, $3.1 million and $4.2 million.

      There was no interest income on impaired mortgage loans in 2007. Interest income recognized on impaired mortgage loans totaled $0.3 million and $0.3 million for 2006 and 2005, respectively.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2006, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $2.8 million; there were no mortgage loans classified as nonaccrual at December 31, 2007.

      Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                         DECEMBER 31,
                                                                                 -----------------------------
                                                                                     2007            2006
                                                                                 -------------   -------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with investment valuation allowances...........  $          --   $          --
        Impaired mortgage loans without investment valuation allowances........             .3             3.1
                                                                                 -------------   -------------
        Recorded investment in impaired mortgage loans.........................             .3             3.1
        Investment valuation allowances........................................             --              --
                                                                                 -------------   -------------
        Net Impaired Mortgage Loans............................................  $          .3   $         3.1
                                                                                 =============   =============

      There were no investment valuation allowances for mortgage loans and equity real estate in 2007 and 2006.

      Other Invested Assets
      ---------------------

      MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2007 and 2006 were $2.9 million and $3.4 million, respectively.

      The following presents MLOA's investment in 1.2 million units in AllianceBernstein, an affiliate:

                                                                                 ALLIANCEBERNSTEIN UNITS
                                                                                 -----------------------
                                                                                       (IN MILLIONS)

       Balance at January 1, 2006..............................................  $                  49.4
       Equity in net earnings..................................................                      5.2
       Dividends received......................................................                     (4.8)
                                                                                 -----------------------
       Balance at December 31, 2006............................................                     49.8
       Equity in net earnings..................................................                      5.9
       Dividends received......................................................                     (6.4)
                                                                                 -----------------------
       Balance at December 31, 2007............................................  $                  49.3
                                                                                 =======================

4)    VALUE OF BUSINESS ACQUIRED

      The following presents MLOA's VOBA asset as of December 31, 2007 and 2006:

                                                             LESS            LESS:
                                      GROSS CARRYING     ACCUMULATED       IMPACT OF
                                           AMOUNT      AMORTIZATION (1)   RECAPTURE (2)          NET
                                      ---------------  ----------------  ---------------   ---------------
                                                                 (IN MILLIONS)
      VOBA
      ----
        DECEMBER 31, 2007 ..........  $         416.5  $        (138.7)  $         (44.9)  $         232.9
                                      ===============  ===============   ===============   ===============

        December 31, 2006 ..........  $         416.5  $         (83.9)  $         (44.9)  $         287.7
                                      ===============  ===============   ===============   ===============

      (1) Includes reactivity to unrealized investment gains (losses).

      (2) Relates to the December 31, 2005 recapture by USFL of universal life insurance contracts and level term premium insurance contracts previously ceded to MLOA under the modified coinsurance ("MODCO") agreement between MLOA and USFL.

      For 2007, 2006 and 2005, total amortization expense related to VOBA was $59.7 million, $44.4 million and $32.5 million, respectively. VOBA amortization is estimated to range between $45.3 million and $22.2 million annually through 2012.


5)    FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

      The carrying values and estimated fair values for financial instruments not otherwise disclosed in Notes 3 and 8 of Notes to Financial Statements are presented below:

                                                                                    DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                      2007                               2006
                                                         --------------------------------   --------------------------------
                                                            CARRYING        ESTIMATED          Carrying        Estimated
                                                             VALUE          FAIR VALUE          Value          Fair Value
                                                         ---------------  ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)

        Mortgage loans on real estate...................  $      203.8     $       205.2     $      219.2     $       220.0
        Policyholders liabilities: investment contracts.         344.2             362.5            376.5             396.0
        Note payable to affiliate.......................          27.3              27.3             30.6              30.6


6)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

            o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

            o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

            o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

            o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                     GMDB              GMIB             TOTAL
                                                ---------------   ---------------  ---------------
                                                                   (IN MILLIONS)

      Balance at January 1, 2005 .............  $           1.0   $            .1  $           1.1
         Paid guarantee benefits .............             (2.9)               --             (2.9)
         Other changes in reserve ............              2.6                .1              2.7
                                                ---------------   ---------------  ---------------
      Balance at December 31, 2005 ...........               .7                .2               .9
         Paid guarantee benefits .............             (2.2)               --             (2.2)
         Other changes in reserve ............              2.2                .2              2.4
                                                ---------------   ---------------  ---------------
      Balance at December 31, 2006 ...........               .7                .4              1.1
         Paid guarantee benefits .............             (1.3)               --             (1.3)
         Other changes in reserve ............              1.8                .1              1.9
                                                ---------------   ---------------  ---------------
      Balance at December 31, 2007 ...........  $           1.2   $            .5  $           1.7
                                                ===============   ===============  ===============

      Related GMDB reinsurance ceded amounts were:

                                                                 GMDB
                                                            --------------
                                                            (IN MILLIONS)

      Balance at January 1, 2005..........................  $          (.9)
        Paid guarantee benefits ceded.....................             (.1)
        Other changes in reserve..........................             1.2
                                                            --------------
      Balance at December 31, 2005........................  $           .2
        Paid guarantee benefits ceded.....................             (.1)
        Other changes in reserve..........................              .5
                                                            --------------
      Balance at December 31, 2006........................              .6
        Paid guarantee benefits...........................             (.3)
        Other changes in reserve..........................              .9
                                                            --------------
      Balance at December 31, 2007........................  $          1.2
                                                            ==============


      The December 31, 2007 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                 RETURN
                                                   OF
                                                PREMIUM         RATCHET         ROLL-UP         COMBO          TOTAL
                                               -----------    ----------     -------------  -------------  -------------
                                                                             (IN MILLIONS)

      GMDB:
      -----
       Account values invested in:
           General Account..............       $       144     $     229               N/A  $          29  $         402
           Separate Accounts............       $       707     $   1,213               N/A  $         164  $       2,084
       Net amount at risk, gross........       $         6     $      65               N/A  $           4  $          75
       Net amount at risk, net of
          amounts reinsured.............       $         6     $      62               N/A  $          --  $          68
       Average attained age of
         contractholders................              62.1          62.2               N/A           61.4           62.1
       Percentage of contractholders
         over age 70....................              19.3%         18.4%              N/A           14.0%
       Range of contractually specified
         interest rates.................               N/A           N/A               N/A            5.0%

      GMIB:
      -----
       Account values invested in:
           General Account..............               N/A           N/A     $          29            N/A  $          29
           Separate Accounts............               N/A           N/A     $         164            N/A  $         164
       Net amount at risk, gross........               N/A           N/A     $          --            N/A  $          --
       Net amount at risk, net of
          amounts reinsured.............               N/A           N/A     $          --            N/A  $          --
       Weighted average years
          remaining until
          annuitization.................               N/A           N/A               4.7            N/A            4.7
       Range of contractually specified
          interest rates................               N/A           N/A               5.0%           N/A

      B) Separate Account Investments by Investment Category Underlying GMDB and
         -----------------------------------------------------------------------
         GMIB Features
         -------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                        INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                       DECEMBER 31,
                                                                                 ------------------------
                                                                                     2007         2006
                                                                                 -----------  -----------
                                                                                       (IN MILLIONS)

      GMDB:
         Equity................................................................. $     1,708  $     1,911
         Fixed income...........................................................         258          332
         Balanced...............................................................          39           55
         Other..................................................................          79           83
                                                                                 -----------  -----------
         Total.................................................................. $     2,084  $     2,381
                                                                                 ===========  ===========

      GMIB:
         Equity................................................................. $       133  $       136
         Fixed income...........................................................          24           28
         Balanced...............................................................          --            3
         Other..................................................................           7            5
                                                                                 -----------  -----------
         Total.................................................................. $       164  $       172
                                                                                 ===========  ===========

      C)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
          ------------------------------------------------------------------
          Guarantee
          ---------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2007 and 2006, MLOA had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.


7)    REINSURANCE

      MLOA uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse MLOA for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, MLOA remains contingently liable for all benefits payable even if the reinsurers fail to meet their obligations to MLOA. Life insurance business written by MLOA was ceded under various reinsurance contracts. MLOA's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MLOA variable annuity are similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA maintains a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $25.0 million on single-life policies and $30.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      Beginning September 2006, the no lapse guarantee riders on the new variable life product are being reinsured on a 90% first dollar quota share basis through AXA Financial (Bermuda), LTD ("AXA Bermuda"), an affiliate.

      At December 31, 2007 and 2006, respectively, reinsurance recoverables related to insurance contracts amounted to $136.4 million and $136.2 million, of which $58.5 million and $63.0 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:

                                                                 2007             2006              2005
                                                            --------------   ---------------   --------------
                                                                              (IN MILLIONS)

                Direct premiums............................ $         82.3   $          88.9   $         93.4
                Reinsurance ceded..........................          (36.5)            (39.0)           (39.6)
                                                            --------------   ---------------   --------------
                Premiums................................... $         45.8   $          49.9   $         53.8
                                                            ==============   ===============   ==============

                Variable Life and Investment-type
                   Product Policy Fee Income Ceded......... $         32.9   $          32.4   $         32.7
                                                            ==============   ===============   ==============
                Policyholders' Benefits Ceded.............. $         47.6   $          64.9   $         57.9
                                                            ==============   ===============   ==============


8)    RELATED PARTY TRANSACTIONS

      Under its respective service agreements with affiliates, AXA Equitable and MONY Life, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreements are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $45.9 million, $49.6 million and $74.7 million for 2007, 2006 and 2005, respectively. At December 31, 2007, MLOA reported a $2.8 million payable to AXA Equitable and at December 31, 2006 a $5.4 million receivable from AXA Equitable in connection with its service agreement.

      In addition to the agreements discussed above, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements was $2.2 million, $2.3 million, and $2.4 million for 2007, 2006 and 2005, respectively, related to these agreements.

      As more fully described in Note 7 in Notes to Financial Statements, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda. MLOA reported $0.4 million and zero for 2007 and 2006, respectively.

      MLOA entered into a modified coinsurance ("MODCO") agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby MLOA agreed to reinsure 90% of all level premium term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DAC tax provision. Under the agreement, MLOA shared in all premiums and benefits for the reinsured policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, MLOA reimbursed USFL for its quota share of expense allowances, as defined in the MODCO agreement.

      The MODCO agreement remained in effect for level premium term life insurance issued during 2005. However, in the fourth quarter of 2005, the MODCO agreement was terminated effective January 1, 2005, and all MODCO reinsurance transactions relating to level term that took place between USFL and MLOA during 2005 were unwound. In connection with this unwinding, MLOA received a payment of $0.7 million representing interest on net payments made to USFL during the year under the MODCO agreement. As of December 31, 2005, USFL recaptured all of the universal life policies that had previously been assumed by MLOA under this MODCO agreement. Other income for the year ended December 31, 2005 reflects the resulting pre-tax gains on the recaptures of the universal life and term life reinsurance from USFL of $0.6 million ($0.4 million net of income taxes).

      The statement of operation includes certain revenues and expenses assumed from USFL under the MODCO agreement as follows:

                                                                                     2005
                                                                                ---------------
                                                                                 (In Millions)
             REVENUES:
             Variable life and investment-type product policy fee income......  $          19.9
             Premiums.........................................................               --
             Other loss.......................................................              (.2)
                                                                                ---------------
                 Total revenues...............................................             19.7
                                                                                ---------------

             BENEFITS AND OTHER DEDUCTIONS:
             Policyholders' benefits..........................................             10.5
             Interested credited to policyholders' account balances...........              6.1
             Amortization of deferred policy acquisition costs and
                value of business acquired....................................              2.4
             Capitalization of deferred policy acquisition costs..............            (14.0)
             Commissions......................................................             14.2
                                                                                ---------------
                 Total benefits and other deductions..........................             19.2
                                                                                ---------------

             Earnings Before Income Taxes.....................................  $            .5
                                                                                ===============

      In accordance with the guidance contained in FASB Derivates Implementation Group Issue B36, the MODCO agreement between USFL and MLOA was considered to contain an embedded derivative representing a total return swap. The embedded derivative asset of $1.6 million was written off as of December 31, 2005 in connection with the termination of the MODCO agreement. Changes in fair value of the total return swap asset resulted in losses of $(1.4) million for 2005.

      On March 5, 1999, MLOA borrowed $50.5 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note is $27.3 million and $30.6 million at December 31, 2007 and 2006, respectively.


9)    SHARE-BASED COMPENSATION

      For 2007 and 2006 respectively, MLOA recognized compensation costs of $3.9 million and $3.0 million, for share-based payment arrangements. Effectively January 1, 2006, MLOA adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the financial statements on a fair value basis.

      MLOA recognized compensation costs of $1.1 million and $1.3 million related to employee stock options for 2007 and 2006, respectively. Prior to adopting of SFAS No. 123(R), AXA Financial and its consolidated subsidiaries, including MLOA, had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the statements of operations in 2005. On a pro-forma basis, net earnings as reported in 2005 would have been reduced by $1.6 million, net of income tax benefit, had compensation expense for employee stock option awards been measured and recognized by MLOA under the fair-value method of SFAS No. 123, "Accounting for Stock-Based Compensation".

      As of December 31, 2007, approximately $0.8 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 6.2 years.

      On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $0.7 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2007, MLOA recognized compensation expense of approximately $0.2 million in respect of this grant of AXA Miles. Provided AXA achieves certain performance and customer satisfaction goals, an additional 50 AXA Miles per employee is targeted for award in 2009 under terms then-to-be-determined and approved by the AXA Management Board.


10)   NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET

      The sources of net investment income follow:

                                         2007             2006           2005
                                     -------------   -------------   -------------
                                                     (IN MILLIONS)

     Fixed maturities .............  $       116.3   $       113.3   $       107.1
     Mortgage loans on real estate            17.1            23.7            25.2
     Policy loans .................            7.1             6.3             6.0
     Other investment income ......            4.0             4.0             4.4
                                     -------------   -------------   -------------

       Gross investment income ....          144.5           147.3           142.7
     Investment expenses ..........           (7.2)           (5.9)           (7.7)
                                     -------------   -------------   -------------

     Net Investment Income ........  $       137.3   $       141.4   $       135.0
                                     =============   =============   =============

      Investment losses, net including changes in the valuation allowances follow:

                                               2007            2006            2005
                                          -------------   -------------   -------------
                                                          (IN MILLIONS)

     Fixed maturities ..................  $       (22.0)  $        (2.3)  $        (2.2)
     Mortgage loans on real estate .....             --             1.1              --
                                          -------------   -------------   -------------
     Investment Losses, Net ............  $       (22.0)  $        (1.2)  $        (2.2)
                                          =============   =============   =============


      Writedowns of fixed maturities amounted to $19.8 million, $3.7 million and $2.0 million for 2007, 2006 and 2005, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for 2007, 2006 and 2005.

      For 2007, 2006 and 2005, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $70.4 million, $55.9 million and $53.4 million. Gross gains of zero, $2.8 million and $1.0 million and gross losses of $3.8 million, $1.2 million and $1.4 million, respectively, were realized on these sales in 2007, 2006 and 2005, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2007, 2006 and 2005 amounted to $(28.7) million, $(12.4) million and $(50.5), respectively.

      The net unrealized investment losses included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line-by-line basis, follow:

                                                                  2007             2006           2005
                                                              -------------   -------------   -------------
                                                                              (IN MILLIONS)

     Balance, beginning of year ............................  $       (11.1)  $        (5.6)  $        14.9
     Changes in unrealized investment losses ...............          (28.7)          (12.3)          (50.5)
     Changes in unrealized investment losses
       attributable to:
          DAC and VOBA .....................................            5.0             3.9            18.9
          Deferred income taxes ............................            8.3             2.9            11.1
                                                              -------------   -------------   -------------
     Balance, End of Year ..................................  $       (26.5)  $       (11.1)  $        (5.6)
                                                              =============   =============   =============

     Balance, end of period comprises:
         Unrealized investment losses on
           fixed maturities ................................  $       (55.4)  $       (26.7)  $       (14.4)
         Amounts of unrealized investment gains (losses)
           attributable to:
             DAC and VOBA ..................................           14.6             9.6             5.7
             Deferred income taxes .........................           14.3             6.0             3.1
                                                              -------------   -------------   -------------
     Total .................................................  $       (26.5)  $       (11.1)  $        (5.6)
                                                              =============   =============   =============

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.


11)   INCOME TAXES

      A summary of the income tax expense in the statements of operations follows:

                                                                   2007            2006           2005
                                                              -------------   -------------   ------------
                                                                              (IN MILLIONS)

     Income tax expense:
       Current expense .....................................  $         2.0   $        10.7  $         2.5
       Deferred (benefit) expense ..........................            (.9)            6.6           14.2
                                                              -------------   -------------  -------------
     Total .................................................  $         1.1   $        17.3  $        16.7
                                                              =============   =============  =============

      The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                             2007             2006            2005
                                                         -------------   -------------   -------------
                                                                         (IN MILLIONS)

     Tax at statutory rate ............................  $         5.2   $        19.8   $        20.3
     Dividends received deduction .....................           (1.2)           (2.7)           (3.7)
     Low income housing credit ........................           (3.1)             --              --
     Other ............................................             .2             0.2              .1
                                                         -------------   -------------   -------------
     Income Tax Expense ...............................  $         1.1   $        17.3   $        16.7
                                                         =============   =============   =============

      The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2007                  December 31, 2006
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Reserves and reinsurance............... $         205.2   $            --  $         200.6   $            --
        DAC....................................              --               8.4              1.7                --
        VOBA...................................              --              81.5               --             100.7
        Investments............................              --             163.5               --             163.5
        Goodwill and other intangible assets...              --              10.2               --              10.7
        Other..................................             6.8                --             12.1                --
                                                ---------------   ---------------  ---------------   ---------------
        Total.................................. $         212.0   $         263.6  $         214.4   $         274.9
                                                ===============   ===============  ===============   ===============

      At December 31, 2007, MLOA had no Federal tax loss carryforwards.

      The Internal Revenue Service ("IRS") is currently examining tax years 2002 through July 8, 2004, the date MLOA was acquired by AXA Financial. Management believes that the examinations of MLOA's Federal income tax returns will have no material adverse impact on MLOA's results of operations or financial position.

      As a result of the implementation of FIN 48 as of January 1, 2007, MLOA recognized $17.0 million tax benefits. At January 1, 2007 all of the unrecognized tax benefits would affect the effective tax rate. At December 31, 2007, the total amount of unrecognized tax benefits was $17.8 million, all of which would affect the effective tax rate.

      MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2007 and January 1, 2007 were $7.0 million and $6.2 million, respectively. Tax expense for 2007 reflected $0.8 million in interest expense related to unrecognized tax benefits.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:


                                                                       2007
                                                                  -------------
                                                                  (IN MILLIONS)

         Balance at January 1, 2007 (date of adoption) .........  $        10.8
         Additions for tax positions of prior years ............            1.8
         Reductions for tax positions of prior years ...........           (1.8)
         Additions for tax positions of current years ..........             .9
         Reductions for tax positions of current years .........            (.9)
         Settlements with tax authorities ......................             --
         Reductions as a result of a lapse of the applicable
            statute of limitations .............................             --
                                                                  -------------
         Balance, End of Year ..................................  $        10.8
                                                                  =============


      It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS audits. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


12)   DISCONTINUED OPERATIONS

      In 2006, one real estate property with a book value of $1.6 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. In third quarter 2006, this property was sold resulting in a gain of $1.1 million pre-tax ($0.7 million post-tax). At December 31, 2007 and 2006, no equity real estate was classified as held-for-sale.

13)   ACCUMULATED OTHER COMPREHENSIVE LOSS

      Accumulated other comprehensive loss represents cumulative gains and losses on items that are reflected in earnings. The balances for the past three years follow:


                                                                         DECEMBER 31,
                                                         ---------------------------------------------
                                                              2007              2006         2005
                                                         -------------   -------------   -------------
                                                                         (IN MILLIONS)

     Net unrealized (losses) gains on investments:
        Net unrealized losses arising
           during the period ..........................  $       (30.9)  $       (12.3)  $       (50.5)
        Losses  reclassified into net earnings
           during the period ..........................            2.2              --              --
                                                         -------------   -------------   -------------
     Net unrealized losses on investments .............          (28.7)          (12.3)          (50.5)
     Adjustments for DAC and VOBA and
         deferred income taxes ........................           13.3             6.8            30.0
                                                         -------------   -------------   -------------
      Total Accumulated Other Comprehensive Loss ......  $       (15.4)  $        (5.5)  $       (20.5)
                                                         =============   =============   =============


14)   COMMITMENTS AND CONTINGENT LIABILITIES

      MLOA had $0.7 million in commitments under existing mortgage loan agreements at December 31, 2007.


15)   LITIGATION

      MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


16)   STATUTORY FINANCIAL INFORMATION

      MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2007, 2006 and 2005, MLOA's statutory net gain (loss) was $7.3 million, $27.7 million and $(5.6) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $321.0 million and $320.1 million at December 31, 2007 and 2006, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2007, 2006 and 2005.

      At December 31, 2007, MLOA, in accordance with various government and state regulations, had $5.2 million of securities deposited with such government or state agencies.

      At December 31, 2007 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2007.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) computer software development costs are capitalized under GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for GAAP purchase accounting.


17)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2007 and 2006 are summarized below:

                                                                                 THREE MONTHS ENDED
                                                      -------------------------------------------------------------------------
                                                         MARCH 31,         JUNE 30,        SEPTEMBER 30,        DECEMBER 31,
                                                      ---------------   ---------------  -----------------   ------------------
                                                                                   (IN MILLIONS)
        2007
        Total Revenues............................... $          91.4   $          79.9  $            82.2   $             84.4
                                                      ===============   ===============  =================   ==================

        Earnings from Continuing Operations.......... $          12.2   $           5.8  $              .3   $             (4.6)
                                                      ===============   ===============  =================   ==================

        Net Earnings (Loss).......................... $          12.2   $           5.8  $              .3   $             (4.6)
                                                      ===============   ===============  =================   ==================

        2006
        Total Revenues............................... $          90.7   $          86.0  $            92.3   $             86.6
                                                      ===============   ===============  =================   ==================

        Earnings from Continuing Operations.......... $          11.0   $          13.4  $            11.6   $              3.4
                                                      ===============   ===============  =================   ==================

        Net Earnings................................. $          11.0   $          13.4  $            12.3   $              3.4
                                                      ===============   ===============  =================   ==================

                                     PART C

                                OTHER INFORMATION

      Item 26.   Exhibits

(a)  Board of Directors Resolutions.

     1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-102233) filed on December 27, 2002.

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.

     1) Underwriting Agreement among MONY Life Insurance Company of America, MONY Series Fund, Inc. and MONY Securities Corp., incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

     2) Proposed specimen agreement between MONY Securities Corp. and registered representatives, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

     3) Specimen commission schedule (Career Contract Schedule), incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001

     4) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     5) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     6) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     7) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (333-104162), filed on April 25, 2006.

     8) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (333-104162), filed on April 25, 2006.

     9) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

(d)  Contracts.

     1) Specimen form of policy, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

     2) Form of Term Life Term Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     3) Form of Additional Term Life Insurance Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.


     4) Form of Enhanced Maturity Extension Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.


     5) Form of Maturity Extension Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     6) Form of Spouse's Yearly Renewable Term Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     7) Form of Accidental Death and Dismemberment Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     8) Form of Purchase Option Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     9) Form of Waiver of Monthly Deduction Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    10) Form of Waiver of Specified Premiums Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    11) Form of Accelerated Death Benefit Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    12) Form of Children's Term Life Insurance Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    13) Form of Guaranteed Death Benefit to Age 100 Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

(e)  Applications.

     (1) Form of application for Life Insurance, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

     (2) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     2) By-Laws of MONY Life Insurance Company of America (as Amended July 22,
        2004), incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(g)  Reinsurance Contracts.

     1) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005

     2) Automatic Bulk YRT Non-Refund Agreement among MONY Life Insurance Company, MONY Life Insurance Company of America and Allianz Life Insurance Company of North America, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

h.   Participation Agreements.

     1) Participation Agreement among The Alger American Fund, MONY Life Insurance Company of America and Fred Alger & Company, Incorporated, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

        (i) Form of Amendment dated May 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     2) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     3) Participation Agreement between Janus Aspen Series Fund, Inc. and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Form of Amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     4) Participation Agreement among Lord Abbett Series Fund, Inc., Lord Abbett Distributor LLC and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

     5) Participation Agreement among MFS Variable Insurance Trust, MONY Life Insurance Company of America and Massachusetts Financial Services Co., incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Form of Amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     6) Participation Agreement between PBHG Insurance Series Fund and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

         (i) Form of Amendment dated November 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     7) Participation Agreement among PIMCO Variable Insurance Trust, MONY Life Insurance Company of America and PIMCO Funds Distributors LLC, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

     8) Participation Agreement among Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., Miller Anderson & Sherrerd LLP and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Form of Amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     9) Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

         (i) Form of Amendment dated April 30, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

(i)  Administrative Contracts.

     1) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company, incorporated herein by reference to Exhibit 10.2 to the registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.

(j)  Other Material Contracts.

     1) Power of Attorney for Christopher M. Condron, Chairman of the Board, President and Chief Executive Officer and Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     2) Power of Attorney for Stanley B. Tulin, Vice Chairman of the Board, Chief Financial Officer and Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     3) Power of Attorney for Alvin H. Fenichel, Senior Vice President and Controller, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     4) Power of Attorney for Bruce W. Calvert, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     5) Power of Attorney for Henri de Castries, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     6) Power of Attorney for Denis Duverne, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     7) Power of Attorney for Mary R. (Nina) Henderson, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     8) Power of Attorney for James F. Higgins, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     9) Power of Attorney for W. Edwin Jarmain, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

    10) Power of Attorney for Christina Johnson, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     11) Power of Attorney for Scott D. Miller, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     12) Power of Attorney for Joseph H. Moglia, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     13) Power of Attorney for Peter J. Tobin, Director, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

     14) Powers of Attorney, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-6 (File No. 333-72596) filed on April 25, 2006.

     15) Powers of Attorney previously filed with this Registration Statement File No. 333-72596 on April 25, 2007.

     16) Powers of Attorney, filed herewith.

(k)  Legal Opinion.

     1) Opinion and consent of Dodie Kent, Esq., incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-6 (333-72596), filed on April 28, 2005.

     2) Opinion and Consent of Dodie Kent Vice President and Associate General Counsel, filed herewith.

(l)  Actuarial Opinion.  Not applicable.

(m) Calculations, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

(n)  Other Opinions.

     1) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, filed herewith.

(o) Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)  Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

Item 27.  Directors and Officers of the Depositor

      * The business address for all officers and directors of MONY America is 1290 Avenue of the Americas, New York, New York 10104.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            MONY AMERICA
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
CALCAP LLC
231 Brushy Ridge Road
New Canaan, CT 06840

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
New York City Health
  and Hospitals Corporation
125 Worth Street, Suite 519
New York, NY 10013

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            MONY AMERICA
----------------                            ---------

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*William J. McDermott                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew McMahon                             Executive Vice President

*Andrew Raftis                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

     Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

     The AXA Organizational Charts 2007 are incorporated herein by reference to
Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4, filed April 21, 2008.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
       AS OF: DECEMBER 31, 2007



                                                                                     State of        State of
                                                                        Type of     Incorp. or      Principal       Federal
                                                                       Subsidiary    Domicile       Operation      Tax ID #
                                                                       ----------   ----------      ---------      ---------
                                                                                    -------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                 DE              NY        13-3623351
-------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       Operating        DE              CO        75-2961816
     --------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     Operating        DE              NY        13-4194065
     --------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       Operating        DE              NY        13-4194080
     --------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                              DE              NY        52-2197822
     --------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  Insurance      Bermuda        Bermuda      14-1903564
        -----------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                  DE              NY        13-4078005
        -----------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                               DE              NY        13-4071393
           --------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               Operating        DE              NY        06-1555494
           --------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              Operating        AL              AL        06-1562392
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      Operating        DE              NY        13-4085852
              -----------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       Operating        MA              MA        04-3491734
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              Operating        NV              NV        13-3389068
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         Operating       P.R.            P.R.       66-0577477
              -----------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              Operating        TX              TX        75-2529724
         ----------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            Insurance        NY              NY        13-5570651
        -----------------------------------------------------------------------------------------------------------------------
           AXA Life and Annuity Company * (Note 10)                    Insurance        CO              CO        13-3198083
           --------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              Investment       DE              NY        13-3385076
           --------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           Investment       DE              NY        13-3385080
           --------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                  Investment       **                             -
           --------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                         HCO           NY              NY        22-2766036
           --------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
              -----------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                        HCO           DE              NY        13-2677213
           --------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                  Investment       DE              PA        23-2671508
        ------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                  Insurance        NY              NY        13-1632487
        -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              -----------------------------------------------------------------------------------------------------------------

                                                                                        Parent's
                                                                          Number of    Percent of
                                                                            Shares      Ownership           Comments
                                                                            Owned      or Control    (e.g., Basis of Control)
                                                                            -----      ----------    ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
-----------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                         100.00%
     ------------------------------------------------------------------
     MONY Capital Management, Inc.                                                       100.00%
     ------------------------------------------------------------------
     MONY Asset Management, Inc.                                                         100.00%
     ------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 & 16)                      -       100.00%
     ------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                      250,000       100.00%
        ---------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                       1,000       100.00%
        ---------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                        -       100.00%
           ------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                         -       100.00%
           ------------------------------------------------------------
              AXA Network of Alabama, LLC                                        -       100.00%
              ---------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                -       100.00%
              ---------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                 -       100.00%
              ---------------------------------------------------------
              AXA Network of Nevada, Inc.                                                100.00%
              ---------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                           100.00%
              ---------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                    1,050       100.00%
         --------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *              2,000,000       100.00%     NAIC # 62944
        ---------------------------------------------------------------
           AXA Life and Annuity Company * (Note 10)                      1,000,000       100.00%     NAIC # 62880
           ------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                        -             -     G.P & L.P.
           ------------------------------------------------------------
              Equitable Managed Assets, L.P.                                     -             -     G.P.
           ------------------------------------------------------------
           Real Estate Partnership Equities (various)                            -             -     **
           ------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                -       100.00%
           ------------------------------------------------------------
              See Attached Listing A
              ---------------------------------------------------------
           ACMC, Inc.     (Note 4)                                       5,000,000       100.00%
           ------------------------------------------------------------
           EVSA, Inc.                                                           50       100.00%
        ---------------------------------------------------------------
        MONY Life Insurance Company *                                                    100.00%
        ---------------------------------------------------------------
              See Attached Listing C
              ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

      * Affiliated Insurer

     ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

    *** All subsidiaries are corporations, except as otherwise noted.

        1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

        2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
            Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
            Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
            Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
            Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

        3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

        4.  In October 1999, AllianceBernstein Holding L.P.
            ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

            As of December 31, 2007, AXF and its subsidiaries owned 63.18% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

                   AXF held directly 40,861,854 AllianceBernstein Units
                   (15.54%),
                   AXA Equitable Life directly owned 8,384,240 AllianceBernstein Units (3.19%),
                   ACMC, Inc. owned 66,220,822 AllianceBernstein Units (25.18%), and
                   ECMC, LLC owned 40,880,637 AllianceBernstein Units (15.55%).

               On December 21, 2004, AXF contributed 4,389,192 (1.67%) AllianceBernstein Units to MONY Life and 1,225,000 (.47%) AllianceBernstein Units to MLOA.

               AllianceBernstein Corporation also owns a 1% general partnership interest in AllianceBernstein L.P.

               In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.27% each), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation owns 100,000 units of general partnership interest (0.04%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

        5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

        6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

        7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

        8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

        9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

        10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company. 11.Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

        12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

        12. Effective May 26, 2005, Matrix Private Equities was sold.

        13. Effective December 2, 2005, Advest Group was sold.

        14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

        15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

        16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

Dissolved:     - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
               - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
               - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
               - CCMI Corp. was dissolved on October 7, 1999.
               - ELAS Realty, Inc. was dissolved January 29, 2002.
               - EML Associates, L.P. was dissolved March 27, 2001.
               - EQ Services, Inc. was dissolved May 11, 2001.
               - Equitable BJVS, Inc. was dissolved October 3, 1999.
               - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
               - Equitable JV Holding Corp. was dissolved on June 1, 2002.
               - Equitable JVS II, Inc. was dissolved December 4, 1996
               - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
               - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
               - EREIM Managers Corporation was dissolved March 27, 2001.
               - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
               - EVLICO, Inc. was dissolved in 1999.
               - Franconom, Inc. was dissolved on December 4, 2000.
               - GP/EQ Southwest, Inc. was dissolved October 21, 1997
               - HVM Corp. was dissolved on Feb. 16, 1999.
               - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
               - Prime Property Funding, Inc. was dissolved in Feb. 1999.
               - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
               - Six-Pac G.P., Inc. was dissolved July 12,1999
               - Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
               - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
               - ECLL Inc. was dissolved July 15, 2003
               - MONY Realty Partners, Inc. was dissolved February 2005.
               - Wil-Gro, Inc. was dissolved June, 2005.
               - Sagamore Financial LLC was dissolved August 31, 2006.
               - Equitable JVS was dissolved August, 2007.
               - Astor Times Square Corp. dissolved as of April 2007.
               - Astor/Broadway Acquisition Corp. dissolved as of August 2007.
               - PC Landmark, Inc. has been administratively dissolved.
               - EJSVS, Inc. has been administratively dissolved.
               - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------



                                                                                           State of      State of
                                                                              Type of     Incorp. or    Principal     Federal
                                                                             Subsidiary    Domicile     Operation    Tax ID #
                                                                             ----------    --------     ---------    ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                        Operating        DE            NY      13-3049038
              ------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company*                          Operating        VT            VT      06-1166226
              ------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                             Operating        DE            NY      13-3266813
              ------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                      Investment       DE            NY      13-3544879
                 ---------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)           Operating        DE            NY      13-3633538
              ------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
                 ------------------------------------------------------------                                      -------------
              AXA Distributors, LLC                                          Operating        DE            NY      52-2233674
              ------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC          Operating        DE            AL      52-2255113
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                      Operating        DE        CT, ME,NY   06-1579051
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC     Operating        MA            MA      04-3567096
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.            Operating        TX            TX      74-3006330
                 ---------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                   Operating        DE            NY      13-3813232
              ------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)  Operating        DE            NJ      22-3492811
              ------------------------------------------------------------------------------------------------------------------

                                                                                              Parent's
                                                                                  Number of  Percent of
                                                                                   Shares    Ownership         Comments
                                                                                    Owned    or Control  (e.g., Basis of Control)
                                                                                    -----    ----------  ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------------
           Equitable Holdings, LLC
           --------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                 500     100.00%
              -----------------------------------------------------------------
              Equitable Casualty Insurance Company*                                 1,000     100.00%
              -----------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                        -     100.00%
              -----------------------------------------------------------------
                 Equitable Capital Private Income & Equity                                                ECMC is G.P.
                   Partnership II, L.P.                                                 -           -     ("Deal Flow Fund II")
                 --------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                    100     100.00%
              -----------------------------------------------------------------
                 See Attached Listing B
                 --------------------------------------------------------------
              AXA Distributors, LLC                                                     -     100.00%
              -----------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                     -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                 -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   1,000     100.00%
                 --------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          1,000     100.00%
              -----------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)           100     100.00%
              -----------------------------------------------------------------

*  Affiliated Insurer

   Equitable Investment Corp merged into Equitable Holdings, LLC on November 30,
     1999.
   Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
   Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA
     Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                              State of      State of
                                                                                 Type of     Incorp. or    Principal       Federal
                                                                                Subsidiary    Domicile     Operation      Tax ID #
                                                                                ----------    --------     ---------      --------
AXA Financial, Inc.
------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ----------------------------------------------------------------------
            Equitable Holdings, LLC
           -------------------------------------------------------------------
              AllianceBernstein Corporation


              --------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)           Operating        DE          NY        13-3434400
                 -----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)                  Operating        DE          NY        13-4064930
                 -----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                         Operating
                    --------------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                            HCO          DE          MA        22-3424339
                    --------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                                  HCO          DE          NY             -
                    --------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                           Operating        DE          NY        13-4132953
                       -----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                        HCO          DE          NY        13-2778645
                    --------------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                           Operating       India      India            -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                      Operating     Argentina   Argentina         -
                       -----------------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                                Operating        DE          NY        13-3910857
                       -----------------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                      HCO           DE          NY        13-3548918
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Japan Inc.                                 HCO           DE        Japan            -
                       -----------------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                     Operating       Japan      Japan            -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited    Operating     Australia   Australia         -
                       -----------------------------------------------------------------------------------------------------------
                                Far Eastern Alliance Asset Management            Operating      Taiwan      Taiwan           -
                                --------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                Operating        DE          NY        13-3626546
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.            Operating      Brazil      Brazil           -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                                 Operating       U.K.        U.K.            -
                       -----------------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                               Operating      Germany    Germany           -
                                --------------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited               Operating       U.K.        U.K.            -
                                --------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                       Operating       Lux.        Lux.            -
                       -----------------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                   Operating      France      France           -
                       -----------------------------------------------------------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                  Operating      Germany    Germany           -
                       -----------------------------------------------------------------------------------------------------------
                       Alliance Capital Management (Asia) Ltd.                      HCO           DE       Singapore    13-3752293
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                       Operating     Australia   Australia         -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                            Operating      Canada      Canada      13-3630460
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                     Operating    New Zealand  New Zealand       -
                       -----------------------------------------------------------------------------------------------------------

                                                                                  Number    Parent's
                                                                                    of      Percent of
                                                                                  Shares    Ownership           Comments
                                                                                  Owned     or Control   (e.g., Basis of Control)
                                                                                  -----     ----------   ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ---------------------------------------------------------------------
            Equitable Holdings, LLC
           ------------------------------------------------------------------
              AllianceBernstein Corporation                                                             owns 1% GP interest in
                                                                                                        AllianceBernstein L.P. and
                                                                                                        and 100,000 GP units in
                                                                                                        AllianceBernstein Holding
                                                                                                        L.P.
              ---------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 ------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 ------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                 100.00%        Sole member interest
                    ---------------------------------------------------------
                    Cursitor Alliance LLC                                                100.00%
                    ---------------------------------------------------------
                    Alliance Capital Management LLC                                      100.00%
                    ---------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                   100.00%
                       ------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                      10    100.00%
                    ---------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                   100.00%
                       ------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                               99.00%        AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ------------------------------------------------------
                       ACM Software Services Ltd.                                        100.00%
                       ------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                  1,000    100.00%
                       ------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       ------------------------------------------------------
                                AllianceBernstein Japan Ltd.                             100.00%
                       ------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited            100.00%
                       ------------------------------------------------------
                                Far Eastern Alliance Asset Management                     20.00%        3rd parties = 80%
                                ---------------------------------------------
                       AllianceBernstein Global Derivatives Corp.               1,000    100.00%
                       ------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                     99.00%        AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ------------------------------------------------------
                       AllianceBernstein Limited                              250,000    100.00%
                       ------------------------------------------------------
                                ACM Bernstein GmbH                                       100.00%
                                ---------------------------------------------
                                AllianceBernstein Services Limited              1,000    100.00%
                                ---------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                      3,999     99.98%        AllianceBernstein Oceanic
                                                                                                        Corporation owns .025%
                       ------------------------------------------------------
                                AllianceBernstein (France) SAS                           100.00%
                       ------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                          100.00%
                       ------------------------------------------------------
                       Alliance Capital Management (Asia) Ltd.                           100.00%
                       ------------------------------------------------------
                       AllianceBernstein Australia Limited                                50.00%        3rd party (NMFM) owns 50%
                       ------------------------------------------------------
                       AllianceBernstein Canada, Inc.                          18,750    100.00%
                       ------------------------------------------------------
                       AllianceBernstein New Zealand Limited                              50.00%        3rd party (NMFM) owns 50%
                       ------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------



                                                                                               State of        State of
                                                                                  Type of     Incorp. or      Principal     Federal
                                                                                 Subsidiary    Domicile       Operation     Tax ID #
                                                                                 ----------    --------       ---------     --------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     ----------------------------------------------------------------------
       Equitable Holdings, LLC
       --------------------------------------------------------------------
         AllianceBernstein Corporation
         ------------------------------------------------------------------
           AllianceBernstein L.P.
           ----------------------------------------------------------------
              AllianceBernstein Corporation of Delaware (Cont'd)
              -------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investment Research (Proprietary) Limited     Operating    So Africa   So Africa        -
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein (Singapore) Ltd.                              Operating    Singapore   Singapore        -
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Capital (Mauritius) Private Ltd.                          HCO       Mauritius   Mauritius        -
                          -------------------------------------------------------------------------------------------------------
                          Alliance Capital Asset Management (India) Private      Operating      India       India          -
                          -------------------------------------------------------------------------------------------------------
                          AllianceBernstein Invest. Res. & Manag. (India) Pvt.   Operating      India       India          -
                          -------------------------------------------------------------------------------------------------------
                 AllianceBernstein Oceanic Corporation                              HCO          DE           NY      13-3441277
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Capital Real Estate, Inc.                              Operating       DE           NY      13-3441277
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Corporate Finance Group Incorporated                   Operating       DE           NY      52-1671668
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Eastern Europe, Inc.                                      HCO          DE           NY      13-3802178
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein ESG Venture Management, L.P.                     HCO          DE           NY           -
                 ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Venture Fund 1, L.P.                 Operating       DE           NY           -
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investments, Inc.                             Operating       DE           NY      13-3191825
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investor Services, Inc.                       Operating       DE           TX      13-3211780
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Hong Kong Limited                             Operating    Hong Kong   Hong Kong        -
                 ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Taiwan Limited                       Operating     Taiwan       Taiwan         -
                          -------------------------------------------------------------------------------------------------------
                          ACM New-Alliance (Luxembourg) S.A.                     Operating      Lux.         Lux.          -
                 ----------------------------------------------------------------------------------------------------------------
                 Sanford C. Bernstein Limited                                    Operating      U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                          Sanford C. Bernstein (CREST Nominees) Ltd.             Operating      U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                 Sanford C. Bernstein Proprietary Limited                        Operating    Australia   Australia        -
                 ----------------------------------------------------------------------------------------------------------------
                 Whittingdale Holdings Ltd.                                         HCO         U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                          ACM Investments Limited                                Operating      U.K.         U.K.          -
                          -------------------------------------------------------------------------------------------------------
                          AllianceBernstein Fixed Income Limited                 Operating      U.K.         U.K.          -
                          -------------------------------------------------------------------------------------------------------
                                                                                     Number     Parent's
                                                                                       of      Percent of
                                                                                     Shares    Ownership           Comments
                                                                                     Owned     or Control   (e.g., Basis of Control)
                                                                                     -----     ----------   ------------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  --------------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     -----------------------------------------------------------------------------
        Equitable Holdings, LLC
        --------------------------------------------------------------------------
           AllianceBernstein Corporation
           -----------------------------------------------------------------------
              AllianceBernstein L.P.
              --------------------------------------------------------------------
                 AllianceBernstein Corporation of Delaware (Cont'd)
                 -----------------------------------------------------------------
                    AllianceBernstein Investment Research (Proprietary) Limited                100.00%
                    --------------------------------------------------------------
                    AllianceBernstein (Singapore) Ltd.                                         100.00%
                    --------------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                                  100.00%
                       -----------------------------------------------------------
                       Alliance Capital Asset Management (India) Private Ltd                    75.00%     3rd party (Ankar Capital
                                                                                                           India Pvt. Ltd.) owns 25%
                       -----------------------------------------------------------
                       AllianceBernstein Invest. Res. & Manag. (India) Pvt.                    100.00%
                       -----------------------------------------------------------
                    AllianceBernstein Oceanic Corporation                            1,000     100.00%
                    --------------------------------------------------------------
                    Alliance Capital Real Estate, Inc.                                         100.00%
                    --------------------------------------------------------------
                    Alliance Corporate Finance Group Incorporated.                   1,000     100.00%
                    --------------------------------------------------------------
                    Alliance Eastern Europe, Inc.                                              100.00%
                    --------------------------------------------------------------
                    AllianceBernstein ESG Venture Management, L.P.                             100.00%    General Partner to EGG Fun
                    --------------------------------------------------------------
                       AllianceBernstein Venture Fund 1, L.P.                                   10.00%    GP Interest
                    --------------------------------------------------------------
                    AllianceBernstein Investments, Inc.                              100       100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Investor Services, Inc.                        100       100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Hong Kong Limited                                        100.00%
                    --------------------------------------------------------------
                       AllianceBernstein Taiwan Limited                                         99.00%     Others own 1%
                       -----------------------------------------------------------
                       ACM New-Alliance (Luxembourg) S.A.                                       99.00%     AllianceBernstein Oceanic
                                                                                                           Corporation owns 1%
                    --------------------------------------------------------------
                    Sanford C. Bernstein Limited                                               100.00%
                    --------------------------------------------------------------
                       Sanford C. Bernstein (CREST Nominees) Ltd.                              100.00%
                    --------------------------------------------------------------
                    Sanford C. Bernstein Proprietary Limited                                   100.00%     Inactive
                    --------------------------------------------------------------
                    Whittingdale Holdings Ltd.                                                 100.00%
                    --------------------------------------------------------------
                       ACM Investments Limited                                                 100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Fixed Income Limited                                  100.00%
                       -----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING C - MONY
----------------


                                                                                         State of        State of
                                                                            Type of     Incorp. or      Principal       Federal
                                                                           Subsidiary    Domicile       Operation      Tax ID #
                                                                           ----------    --------       ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                           Operating        DE              CO        75-2961816
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                         Operating        DE              NY        13-4194065
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                           Operating        DE              NY        13-4194080
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Life Insurance Company *                                         Insurance        NY              NY        13-1632487
     ----------------------------------------------------------------------------------------------------------------------------
        MONY International Holdings, LLC                                      HCO           DE              NY        13-3790446
        -------------------------------------------------------------------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*     Insurance     Argentina      Argentina     98-0157781
           ----------------------------------------------------------------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                   HCO         Jamaica        Jamaica
           ----------------------------------------------------------------------------------------------------------------------
           MONY Bank & Trust Company of the Americas, Ltd.                 Operating  Cayman Islands  Cayman Islands  98-0152047
           ----------------------------------------------------------------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.               Operating      Brazil          Brazil
              -------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*           Insurance  Cayman Islands  Cayman Islands  98-0152046
        -------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company of America*                            Insurance        AZ              NY        86-0222062
        -------------------------------------------------------------------------------------------------------------------------
        U.S. Financial Life Insurance Company *                            Insurance        OH              OH        38-2046096
        -------------------------------------------------------------------------------------------------------------------------
        MONY Financial Services, Inc.                                         HCO           DE              NY        11-3722370
        -------------------------------------------------------------------------------------------------------------------------
           Financial Marketing Agency, Inc.                                Operating        OH              OH        31-1465146
           ----------------------------------------------------------------------------------------------------------------------
           MONY Brokerage, Inc.                                            Operating        DE              PA        22-3015130
           ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                           Operating        OH              OH        31-1562855
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                        Operating        AL              AL        62-1699522
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                          Operating        TX              TX        74-2861481
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                  Operating        MA              MA        06-1496443
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                     Operating        WA              WA        91-1940542
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                     Operating        NM              NM        62-1705422
              -------------------------------------------------------------------------------------------------------------------
           1740 Ventures, Inc.                                             Operating        NY              NY        13-2848244
           ----------------------------------------------------------------------------------------------------------------------
           Enterprise Capital Management, Inc.                             Operating        GA              GA        58-1660289
           ----------------------------------------------------------------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                           Operating        DE              GA        22-1990598
              -------------------------------------------------------------------------------------------------------------------
           MONY Assets Corp.                                                  HCO           NY              NY        13-2662263
           ----------------------------------------------------------------------------------------------------------------------
              MONY Benefits Management Corp.                               Operating        DE              NY        13-3363383
              -------------------------------------------------------------------------------------------------------------------
           1740 Advisers, Inc.                                             Operating        NY              NY        13-2645490
           ----------------------------------------------------------------------------------------------------------------------
           MONY Securities Corporation                                     Operating        NY              NY        13-2645488
           ----------------------------------------------------------------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.              Operating        MN              NY        41-1941465
              -------------------------------------------------------------------------------------------------------------------
              Trusted Investment Advisers Corp.                            Operating        MN              NY        41-1941464
              -------------------------------------------------------------------------------------------------------------------

                                                                               Number     Parent's
                                                                                 of       Percent of
                                                                               Shares     Ownership            Comments
                                                                               Owned      or Control   (e.g., Basis of Control)
                                                                               -----      ----------   ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                           100.00%
     --------------------------------------------------------------------
     MONY Capital Management, Inc.                                                         100.00%
     --------------------------------------------------------------------
     MONY Asset Management, Inc.                                                           100.00%
     --------------------------------------------------------------------
     MONY Life Insurance Company *                                                         100.00%
     --------------------------------------------------------------------
        MONY International Holdings, LLC                                                   100.00%
        -----------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*                     100.00%
           --------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                                 99.00%
           --------------------------------------------------------------
           MONY Bank & Trust Company of the Americas, Ltd.                                 100.00%
           --------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.                                99.00%
              -----------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*                           100.00%
        -----------------------------------------------------------------
        MONY Life Insurance Company of America*                                            100.00%
        -----------------------------------------------------------------
        U.S. Financial Life Insurance Company *                                 405,000    100.00%
        -----------------------------------------------------------------
        MONY Financial Services, Inc.                                             1,000    100.00%
        -----------------------------------------------------------------
           Financial Marketing Agency, Inc.                                          99     99.00%
           --------------------------------------------------------------
           MONY Brokerage, Inc.                                                   1,500    100.00%
           --------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                                      5    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                                   1    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                                    10    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                             5    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                                1    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                                1    100.00%
              -----------------------------------------------------------
           1740 Ventures, Inc.                                                    1,000    100.00%
           --------------------------------------------------------------
           Enterprise Capital Management, Inc.                                      500    100.00%
           --------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                                  1,000    100.00%
              -----------------------------------------------------------
           MONY Assets Corp.                                                    200,000    100.00%
           --------------------------------------------------------------
              MONY Benefits Management Corp.                                      9,000    100.00%
              -----------------------------------------------------------
           1740 Advisers, Inc.                                                   14,600    100.00%
           --------------------------------------------------------------
           MONY Securities Corporation                                            7,550    100.00%
           --------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.                     1,000    100.00%
              -----------------------------------------------------------
              Trusted Investment Advisers Corp.                                       1    100.00%
              -----------------------------------------------------------


        -  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
        -  As of February 2005, MONY Realty Partners, Inc. was dissolved
        - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of S stock for Jamaican regulatory reasons.
        - MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of S stock for Brazilian regulatory reasons.
        - Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of S stock for regulatory reasons.
        -  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
        -  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
        -  As of August 31, 2006, Sagamore Financial LLC was dissolved
        -  MONY Benefits Service Corp. was sold on January 26, 2007.
        - As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.

     Item 29.  Indemnification

     The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

         SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

      The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITERS

         (a) The principal underwriters for the MONY and MONY America Variable Accounts are AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"). Prior to June 6, 2005, MONY Securities Corporation served as the principal underwriter for the MONY and MONY America Variable Accounts.

         AXA Advisors and AXA Distributors, both affiliates of AXA
Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors and AXA Distributors is 1290 Avenue of the Americas, New York, NY 10104.

           (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director

*Andrew McMahon                       Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard Dziadzio                     Director

*Barbara Goodstein                    Director

*Nick Lane                            Director

*James A. Shepherdson                 Director

*Mark Wutt                            Executive Vice President

 Stephen T. Burnthall                 Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

 James Goodwin                        Senior Vice President
 333 Thornall Street
 Edison, NJ 08837

 Jeffrey Green                        Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                       Senior Vice President and Treasurer

*Mark D. Godofsky                     Senior Vice President and Controller

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Camille Joseph Varlack               Secretary and Counsel

*Francesca Divone                     Assistant Secretary

*Maurya Keating                       Vice President and Counsel

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director and Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*William Miller, Jr.                  Director, Executive Vice President and
                                      Chief Sales Officer

*Michael Gregg                        Executive Vice President

*Gary Hirschkron                      Executive Vice President

*James Mullery                        Executive Vice President

*Mitchell Waters                      Senior Vice President and National Sales
                                      Manager

*John Kennedy                         Senior Vice President, Managing Director
                                      and National Sales Manager

*Kirby Noel                           Senior Vice President and National Sales
                                      Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Eric Retzlaff                        Senior Vice President

*Michael McCarthy                     Senior Vice President and National Sales
                                      Manager

*Lance Carlson                        Senior Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Kathleen Leckey                      Senior Vice President

*John Leffew                          Senior Vice President

*Andrew Marrone                       Senior Vice President

*James O'Boyle                        Senior Vice President

*Ted Repass                           Senior Vice President

*Jon Sampson                          Senior Vice President

*Marian Sole                          Senior Vice President

*Lee Small                            Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mark Totten                          Senior Vice President

*Mary Toumpas                         Senior Vice President

*Nicholas Volpe                       Senior Vice President

*Norman J. Abrams                     Vice President and General Counsel

*Camille Joseph Varlack               Secretary and Counsel

*Ronald R. Quist                      Vice President and Treasurer

*Kurt Auleta                          Vice President and Strategy Officer


     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)                       (2)              (3)             (4)           (5)
  NAME OF              NET UNDERWRITING
 PRINCIPAL              DISCOUNTS AND    COMPENSATION ON     BROKERAGE
UNDERWRITER              COMMISSIONS      ON REDEMPTION     COMMISSIONS   COMPENSATION
----------------------------------------------------------------------------------------
MSC                          N/A               N/A              N/A            N/A
AXA Advisors, LLC            N/A               N/A              N/A            N/A
AXA Distributors, LLC    $21,231,833           N/A              N/A            N/A

             Item 31.    Location of Accounts and Records

             All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

             Item 32.    Management Services

             All management contracts are discussed in Part A or Part B.

             Item 33.    Fee Representation

             MONY Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

                                   SIGNATURES



     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 22nd day of April, 2008.




                                  MONY America Variable Account L of
                                  MONY Life Insurance Company of America
                                          (Registrant)

                                  By: MONY Life Insurance Company of America
                                          (Depositor)


                                  By: /s/ Dodie Kent
                                     ---------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company of America

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 22nd day of April, 2008.




                                MONY Life Insurance Company of America
                                       (Depositor)


                                By: /s/ Dodie Kent
                                   ---------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

Richard Dziadzio                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            Anthony J. Hamilton           Joseph H. Moglia
Christopher M. Condron      Mary R. (Nina) Henderson      Lorie A. Slutsky
Henri de Castries           James F. Higgins              Ezra Suleiman
Denis Duverne               Scott D. Miller               Peter J. Tobin
Charlynn Goins




*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 22, 2008

                                  EXHIBIT INDEX

EXHIBITS                                                           TAG VALUES
--------                                                           ----------
EX-99.(j)(16)     Powers of Attorney                                EX-99.j16

EX-99.(k)(2)      Opinion and consent of Dodie Kent                 EX-99.k2

EX-99.(n)(1)      Consent of PricewaterhouseCoopers LLP,            EX-99.n1
                  independent registered public accounting firm.